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intel.

2023 Proxy Statement

Notice of Annual Stockholders' Meeting

Ai

Letter from Your Board Chair
Dear Stockholder,
“This is a challenging time as we simultaneously navigate the need for substantial acceleration in the pace of our process and product innovation, alongside an industrywide downdraft in customer demand. The company is making measurable progress, but we still have plenty of work to do. We are keenly focused on value creation and have the right strategy, leadership team, and board oversight to continue increasing the pace of our multiyear transformation.”

It was my honor to step into the role of independent chair of the board in January. I look forward to continuing to work closely with my fellow board members, CEO Pat Gelsinger, and the senior management team to carry out our board’s commitment to providing effective oversight of your company and delivering stockholder value.
We navigated a challenging environment in 2022 – one that was impacted by a slowdown in demand, increasingly complex geopolitics, an unsettled macroeconomic environment, and our own execution challenges. We are not satisfied with our results, and the board and leadership team are focused on taking the aggressive steps necessary to deliver against our commitments, appropriately manage our capital, and continue to advance our strategy. We are especially focused on striking the right balance between taking the actions needed to deliver on the long-term strategy and managing to near-term realities.
Despite our challenges, I am encouraged by the Intel team’s dedication and progress as we work to deliver the process technology leadership, world-class products, at-scale manufacturing and cost competitiveness that are central to our strategy. We are clear-eyed about our 2022 results and the hurdles in front of us. We will be disciplined as we execute our turnaround plan. This includes a rigorous focus on reducing costs, driving efficiencies, and managing capital as we move into the next phase of IDM 2.0.
Investing with Discipline to Ensure Long-Term Value Creation
To drive our strategy forward, it is imperative that we make the right investments for the future of our company. In 2022, we took decisive actions to position Intel for long-term value creation:
▪Focusing on the optimal pace of capital allocation to balance near-term capacity reduction while investing to regain long-term technology leadership.
▪Continuing to actively manage our portfolio to unlock additional avenues to create value for our stockholders, such as the initial public offering of our Mobileye business completed in October 2022.
▪Aggressive steps across the organization to improve Intel’s cost structure and competitiveness. This includes right-sizing the organization where needed.

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▪Implementing a new internal foundry model. This is a significant evolution for the company that will advance our ability to serve our customers as an external foundry, highlight and drive the elimination of legacy costs, and provide more transparency on our financial execution.
▪Leveraging our Smart Capital approach to capital allocation, including creation of the Semiconductor Co-Investment Program (SCIP).
▪Resetting our dividend policy in early 2023 to support the investments critical to drive our transformation. This was not a decision we made lightly, and we remain committed to maintaining a competitive dividend.
Strengthening Our Board Oversight and Leadership Team
Having the right leadership team in place is critical to our transformation. It is essential that the company succeeds in driving a significant cultural and operational evolution throughout the organization, with an emphasis on listening to our customers, delivering against commitments, innovation and value creation. At the board level, we are focused on supporting this evolution and ensuring we have strong governance and the right mix of skills, experiences, and backgrounds to provide rigorous and independent oversight of Intel’s strategy, performance, and culture.
As an example of this focus, we welcomed two highly qualified new directors to our board last year. Barbara G. Novick, a co-founder of BlackRock, and Lip-Bu Tan, former CEO of Cadence Design Systems, bring to our board extensive leadership experience and expertise. Our board also refreshed the composition of key committees, with several committee membership rotations and assignments that are detailed in this proxy statement.
Under Pat’s leadership, the company meaningfully strengthened our executive management team in 2022 with the appointment of David Zinsner (CFO), Michelle Johnston Holthaus (GM – CCG), Christoph Schell (Chief Commercial Officer), and April Miller Boise (Chief Legal Officer).
Commitment to Stockholder Engagement and Responsiveness
We remain deeply committed to engaging with our stockholders to garner input from our owners concerning our strategy, capital allocation, compensation, sustainability, and governance practices. In 2022, members of our board and leadership team met with stockholders representing approximately 75% of Intel’s outstanding institutional shares. Our board chair and compensation committee chair personally engaged with over 40% of Intel’s institutionally held shares.
We heard clearly from our stockholders that they were concerned about our approach to executive compensation. In response, the compensation committee made several significant changes to our compensation programs in November 2022, resulting in further alignment of pay with long-term stockholder value creation.
The board and I sincerely appreciate our stockholders’ constructive feedback, and we look forward to continued engagement over the coming year. On behalf of the entire board, thank you for continuing to invest in Intel and for trusting our board and leadership team as we navigate this critical phase of Intel’s transformation and work to create long-term value for our stockholders.
Sincerely,
Frank D. Yeary
Chair of the Board

2023 PROXY STATEMENT	3

2	Letter from Your Board Chair
5	Notice of 2023 Annual Stockholders’ Meeting
6	Proxy Statement Highlights†

Board of Directors Matters
24	Proposal 1: Election of Directors
25	Director Skills, Experience, and Background
33	Director Nomination Process
39	Board Evaluations

Corporate Governance Matters
40	Board Leadership Structure
41	Board Responsibilities and Committees
52	Stockholder Engagement
56	Director Compensation
60	Security Ownership of Certain Beneficial Owners and Management

Audit & Finance Committee Matters
62	Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
65	Report of the Audit & Finance Committee

Named Executive Officer (NEO) Compensation Matters
67	Proposal 3: Advisory Vote to Approve Executive Compensation of Our NEOs (SOP)
69	Letter from the Compensation Committee
71	Compensation Discussion and Analysis
72	Executive Summary
80	2022 Compensation of Our NEOs
96	Other Aspects of Our Executive Compensation Programs
98	Report of the Compensation Committee
99	Executive Compensation Tables

Additional Compensation Matters
112	CEO Pay Ratio
113	Pay Versus Performance
116	Proposal 4: Amendment and Restatement of 2006 Equity Incentive Plan
125	Equity Compensation Plan Information
126	Proposal 5: Advisory Vote on Frequency of Future SOPs

Stockholder Proposals
127	Proposal 6: Executive Stock Retention Period
130	Proposal 7: China Business ESG Congruence

Additional Meeting Information
134	Online Meeting
134	Meeting Admission
135	Voting Before or During the Meeting

Other Matters
138	2024 Stockholder Proposals or Nominations
140	Communicating with Us
140	Delinquent Section 16(a) Reports
141	Stockholders Sharing the Same Last Name and Address

Appendices
A-1	Appendix A: Non-GAAP Financial Measures
B-1	Appendix B: Additional Executive Compensation Information
C-1	Appendix C: 2006 Equity Incentive Plan

Index of Frequently Requested Information

Introduction
16	Board Overview
8	Business Overview†
18	Corp. Gov. Highlights/ISG Framework
22	Environmental and Social Initiatives
20	Exec. Comp. Summary
7	Financial Performance†
23	Human Capital Management
10	Our Capital†
14	Proxy Voting Roadmap
9	Strategy Update†
19	Stockholder Responsiveness
Board of Directors Matters
38	Director Attendance
27	Director Biographies
37	Director Independence
35	Diversity and Refreshment
33	Other Board Commitments
26	Skills/Background Matrix
37	Tenure
Corporate Governance Matters
45	Board Committees
55	Corp. Resp./ESG Matters
44	Corp. Resp./ESG Oversight
61	Code of Conduct
45	Cybersecurity Oversight
59	Related Party Transactions
42	Risk Oversight
41	Strategy Oversight
44	Succession Planning & Human Capital Oversight
Audit & Finance Committee Matters
64	Auditor Fees
63	EY Re-Engagement Factors
NEO Compensation Matters
81	Compensation Consultant
109	Deferred Comp. Table
103	Grants of Plan-Based Awards Table
71	NEOs for 2022
102	Other Comp. Table
106	Outstanding Awards Table
81	Peer Group
108	Pension Benefits Table
110	Post-Employment Payments
72	SOP Responsive Actions
99	Summary Comp. Table

†      Information in Proxy Statement Highlights—Introduction to Our Business (page 6), A Year in Review (page 7), Business Overview (page 8), Our Strategy (page 9), and Our Capital (page 10) is reproduced from our 2022 Annual Report on Form 10-K and speaks as of January 27, 2023, the date we filed our Form 10-K, except where clearly indicated otherwise.

Identifies information or disclosure that is new

4

Intel Corporation Notice of
2023 Annual Stockholders’ Meeting

DATE Thursday, May 11, 2023	TIME 9:00 A.M. Pacific Time	RECORD DATE March 17, 2023

Voting Recommendations of the Board
Proposals		Vote Recommendations	For Further Details

Management Proposals
1	Election of the 12 director nominees named in this proxy statement	Vote FOR Each Director Nominee	See page 24

2	Ratification of selection of Ernst & Young LLP (EY) as our independent registered public accounting firm for 2023	Vote FOR	See page 62

3	Advisory vote to approve executive compensation of our named executive officers (NEOs)	Vote FOR	See page 67

4	Approval of amendment and restatement of the 2006 Equity Incentive Plan (EIP)	Vote FOR	See page 116

5	Advisory vote on the frequency of holding future advisory votes to approve executive compensation of our NEOs	Vote for ONE YEAR	See page 126

Stockholder Proposals

6	Stockholder proposal requesting an executive stock retention period policy and reporting, if properly presented at the meeting	Vote AGAINST	See page 127

7	Stockholder proposal requesting commission and publication of a third party review of Intel’s China business ESG congruence, if properly presented at the meeting	Vote AGAINST	See page 130

How to Attend
Stockholders may attend the virtual annual meeting by visiting www.virtualshareholdermeeting.com/Intel23. For additional details on how to access the meeting, see page 134.

How to Vote
Please act as soon as possible to vote your shares, even if you plan to attend the annual meeting online. You may vote via the Internet, by telephone, or, if you have received a printed version of these proxy materials, by mail. For more information, including if you are a beneficial stockholder, see “Additional Meeting Information” on page 134.

ONLINE at www.proxyvote.com. You may also vote online during annual meeting and/or submit questions, at www.virtualshareholdermeeting.com/Intel23.	BY PHONE by calling the applicable number. For stockholders of record: (800) 690-6903 For beneficial stockholders: (800) 454-8683	BY MAIL if you have received a printed version of these proxy materials.	SCAN this code to your phone to receive all of the meeting details.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD MAY 11, 2023: The Notice of 2023 Annual Stockholders’ Meeting and Proxy Statement and the 2022 Annual Report on Form 10-K are available at www.intc.com
Our Board solicits your proxy for the 2023 Annual Stockholders’ Meeting (and any postponement or adjournment of the meeting) for the matters set forth above. We made this proxy statement available to stockholders beginning on March 31, 2023.

2023 PROXY STATEMENT	5

Introduction to our business

We are an industry leader

and a catalyst for technology innovation and products that revolutionize the way we live. We are committed to harnessing the breadth and scale of our reach to have a positive effect on business, society, and the planet.

Our purpose

is to create world-changing technology that improves the life of every person on the planet.

Intel put the silicon in Silicon Valley. For more than 50 years, Intel and our people have had a profound influence on the world, driving business and society forward by creating radical innovation that revolutionizes the way we live.

Technology is increasingly central to every aspect of human existence. As we look ahead to the next decade, we expect to see continued digitization in the way we work, learn, connect, develop, and operate. That's why we continue to apply our reach, scale, and resources to drive innovation. We enable our customers to capitalize on the power of digital technology now and into the future.

Inspired by Moore's Law, we work relentlessly to advance the design and manufacturing of semiconductors to help address our customers' greatest challenges with the help of what our CEO Pat Gelsinger calls the five superpowers: compute, pervasive connectivity, cloud to edge infrastructure, AI, and sensing. These foundational technologies profoundly shape how we experience the world by creating the bridge from the analog to the digital age.

Together, they combine, amplify, and reinforce one another, and as they become more ubiquitous, they in turn unlock even more powerful new possibilities.

The five superpowers will only increase the world's ongoing need for compute. And Intel's semiconductors are the underlying technology empowering developers and enabling our customers' innovations.

Innovative Intel solutions and services continue to drive digital transformation globally. We're helping our customers create industrial Internet of Things solutions that power smart factories; develop intelligent transportation systems that streamline traffic management; and leverage high-performance computing, data analytics, and AI to perform advanced research in fields like biochemistry, engineering, astrophysics, energy, and healthcare.

Together with our partners, employees, and customers, we're creating a world of opportunities.

"The past several years demonstrated just how much technology is increasingly central to every aspect of our lives, all of which depends on semiconductors. With our focus on delivering leadership products, open and secure platforms, and resilient manufacturing, Intel has the right strategy in place to enable this global digitalization and fuel customer success."

Pat Gelsinger
Intel CEO

A Year in Review†

2022 revenue was $63.1 billion, down $16.0 billion, or 20%, from 2021 as Client Computing Group operating segment (CCG) revenue decreased 23%, Data Center and AI operating segment (DCAI) revenue decreased 15%, and Networking and Edge operating segment (NEX) revenue increased 11%. 2022 results were impacted by an uncertain macroeconomic environment—with slowing consumer demand, persistent inflation, and higher interest rates—that we believe impacts our target markets and creates a high level of uncertainty with our customers. CCG revenue was down on lower notebook and desktop volume in the consumer and education market segments, while notebook and desktop average selling prices (ASPs) were higher due to a resulting change in product mix. DCAI server volume decreased, led by enterprise customers, and due to customers tempering purchases to reduce existing inventories in a softening data center market. Server ASPs decreased due to customer and product mix. NEX revenue increased primarily due to Ethernet ASPs and increased demand for 5G products, partially offset by lower demand for the part of the Intel® Xeon® processor family designed for network and edge solutions (Network Xeon). We invested $17.5 billion in R&D, made capital investments of $24.8 billion, and generated $15.4 billion in cash from operations and $(4.1) billion of adjusted free cash flow.

$63.1B GAAP Revenue down 16% from 2021 non-GAAP revenue
Lower revenue in CCG and DCAI, higher revenue in NEX, and lack of NAND flash memory (NAND) revenue compared to 2021 due to the divestiture in Q1 2022.

42.6% GAAP Gross margin down 12.8 ppts from 2021	47.3% Non-GAAP[1] Gross margin down 10.8 ppts from 2021
Lower gross margin from lower revenue, higher unit cost, lack of NAND gross margin, higher period charges from the ramp of Intel 4, and higher inventory reserves.

$1.94 GAAP Diluted EPS down $2.92 or 60% from 2021	$1.84 Non-GAAP[1] Diluted EPS down $3.46 or 65% from 2021
Lower earnings per share (EPS) from lower gross margin, higher operating expenses from additional investment in research and development (R&D), partially offset by higher gains on equity investments and a tax benefit.

$15.4B GAAP Operating cash flow down $14B or 48%	$(4.1)B Non-GAAP[1] Adjusted free cash flow down $15B or 137%
Lower operating cash flow driven by lower operating income; partially offset by favorable working capital changes

†    This section is reproduced from information in our 2022 Annual Report on Form 10-K and speaks as of January 27, 2023.
1See “Non-GAAP Financial Measures” within MD&A in our 2022 Annual Report on Form 10-K.

2023 PROXY STATEMENT	7

Business Overview†
Managing to our long-term financial model
Our 2022 results were impacted by an uncertain macroeconomic environment arising from inflation, the war in Ukraine, and COVID-19 shutdowns in our supply chain in China, and though we expect this uncertainty and a challenging market environment to extend well into 2023, we remain committed to the strategy and long-term financial model communicated at our Investor Meeting 2022 as included in our Form 8-K dated February 17, 2022. To achieve our long-term financial model, we believe it is imperative that we drive to world-class product cost and operational efficiency. In the short term, we intend to continue to implement certain cost-cutting measures and improve our product execution. We further expect to manage to the investment phase operating expenses and net capital intensity guardrails established at our Investor Meeting 2022 and to drive back to a gross margin range of 51% to 53%, once economic conditions improve and revenue growth returns. Longer term, we plan to execute multiple initiatives designed to optimize the business, thus creating efficiencies and continued structural cost savings. This includes implementing an internal foundry model, making portfolio cuts, right sizing our support organizations, creating more stringent cost controls across our spending, and improving sales and marketing efficiency. Though we aggressively adjusted capital investments in 2022 to respond to changing business conditions, we still made significant investments in support of our IDM 2.0 strategy during the year. We expect our capital expenditures will continue to be higher than historical levels for the next several years as we execute towards our goal of delivering five technology nodes in four years. We also introduced our IDM 2.0 Acceleration Office to transition our operations to an internal foundry model that is designed to deliver consistent processes, systems, and guardrails among our business units, and design and manufacturing teams, which we expect will allow us to improve structural efficiencies by driving accountability and costs back to decision makers within the company.
Delivering leadership products
We seek to develop and offer leading products that will help enable a future in which every human can have more computing power and quicker access to data. We remain committed to our goal of delivering five technology nodes in four years. This year, we achieved several key milestones on our product roadmap, including:
▪We launched the 12th Gen Intel® Core™ HX processors—the final products in our Alder Lake family, which utilize desktop-caliber silicon in a mobile package to deliver high levels of performance for professional workflows.
▪We introduced the Intel® Data Center GPU Flex Series for the intelligent visual cloud and revealed the 13th Gen Intel® Core™ processor family with six new unlocked desktop processors for leading gaming, streaming, and recording experiences.
▪We launched the newest Intel® Xeon® D processors and Intel® Arc™ A-series GPUs (also known as Alchemist), and began shipping Mount Evans, a 200G ASIC IPU, as well as the first Intel® Blockscale™ ASIC.
▪We began high-volume manufacturing of Sapphire Rapids, Raptor Lake, and Ponte Vecchio in 2022, with shipments beginning in Q4 2022.
Investing in at-scale manufacturing
To help accelerate our IDM 2.0 strategy, we are investing in manufacturing capacity around the world. We broke ground on two new leading-edge chip factories in Ohio, initially announcing plans to invest more than $20.0 billion to establish the first advanced semiconductor campus in the “Silicon Heartland.” We also announced our plans to invest up to €80.0 billion in the European Union over the next decade across the semiconductor value chain—from R&D to manufacturing to state-of-the-art packaging technologies. These include a plan to invest up to an initial €17.0 billion to build a leading-edge semiconductor fab mega-site in Germany; to create a new R&D and design hub in France; and to invest in R&D, manufacturing, and foundry services in Ireland, Italy, Poland, and Spain.
To create further financial flexibility while we accelerate our strategy, we announced the Semiconductor Co-Investment Program (SCIP), a program that introduces a new funding model to the capital-intensive semiconductor industry. As part of this program, we closed a definitive agreement with Brookfield Asset Management (Brookfield), creating an equity partnership whereby we and Brookfield own 51% and 49%, respectively, of the newly formed entity, Arizona Fab LLC (Arizona Fab). We expect Arizona Fab will invest up to $30.0 billion in expanded manufacturing infrastructure at our Ocotillo campus in Chandler, Arizona.
†  This section is reproduced from information in our 2022 Annual Report on Form 10-K and speaks as of January 27, 2023, except where footnote disclosure indicates otherwise.

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We also look to acquisitions to supplement and strengthen our capital. In Q1 2022, we entered into a definitive agreement to acquire Tower Semiconductor Ltd. (Tower) in a cash-for-stock transaction. Tower is a leading foundry for analog semiconductor solutions. The acquisition is expected to advance our IDM 2.0 strategy by accelerating our global end-to-end foundry business. While we continue to work to close within the first quarter of 2023, the transaction may close in the first half of 2023, subject to certain regulatory approvals and customary closing conditions.1
Strengthening focus on the core business
We reorganized our business units in a way that is designed to accelerate the execution and innovation of our company by allowing us to capture long-term growth in both large traditional markets and high-growth emerging markets, while providing increased transparency, focus, and accountability.
We announced the implementation of cost-cutting measures, including a slower pace of hiring and restructuring actions, designed to reduce operating expenditures and manage the business toward our long-term financial strategy.
We completed the IPO of Mobileye Global Inc. (Mobileye), building on Mobileye’s revenue growth and record of innovation and unlocking value for Intel stockholders.
Committing to positive global impact
In April 2022, we announced our commitment to achieve net-zero greenhouse gas emissions across our global operations (Scope 1 and 2) by 2040 and to increase the energy efficiency and lower the carbon footprint of our products and platforms.
Our Strategy†
The entire world is becoming digital as technology is increasingly central to every aspect of human existence. As we look ahead to the next decade, we expect to see continued movement to digital for everything—the way we work, learn, connect, develop, and operate. Semiconductors are the underlying technology powering the digitization of everything, and this is being accelerated by five superpowers: ubiquitous compute, pervasive connectivity, cloud-to-edge infrastructure, AI, and sensing. Together these superpowers combine to amplify, and reinforce each other, and will exponentially increase the world’s need for computing by packing even more processing capability onto ever-smaller microchips. We intend to lead the industry by harnessing these superpowers for our customers’ growth and our own.
We are uniquely positioned with the depth and breadth of our software, silicon and platforms, and packaging and process technology with at-scale manufacturing. With these strengths and the tailwinds of the superpowers driving digital disruption, our strategy to win is focused on four key themes: product leadership, open platforms, manufacturing at scale, and our people.
Our Priorities

Ubiquitous

Compute: Everything we interact with involves computer technology

Pervasive Connectivity: Everything and everyone is connected

Cloud-to-Edge Infrastructure: Unlimited scale and capacity combined with unlimited reach—while simultaneously addressing the need for lower latency and higher bandwidth

Artificial Intelligence: Intelligence everywhere—turning infinite data into actionable insight

Sensing: Through advancements in AI, telemetry, photonics, mapping, and more, machines are adopting human-centric abilities for smarter, more useful data

Product Leadership

Lead and democratize compute with Intel x86 and xPU

Open Platforms

We aim to deliver open software and hardware platforms with industry-defining standards

Manufacturing at Scale

Our IDM 2.0 strategy combines three capabilities: our internal factory networks, strategic use of capacity, and our systems foundry

Our People

Our world-class talent is at the heart of everything we do. Together, we strive to have a positive effect on business, society, and the planet

†     This section is reproduced from our 2022 Annual Report on Form 10-K and speaks as of January 27, 2023.
1We continue to work to close the transaction as soon as possible in 2023, subject to certain regulatory approvals and customary closing conditions.

2023 PROXY STATEMENT	9

Our Capital†
We deploy various forms of capital to execute our strategy in a way that seeks to reflect our corporate values, help our customers succeed, and create value for our stakeholders.

Capital	Strategy	Value

Financial	Leverage financial capital to invest in ourselves and drive our strategy, provide long-term returns to stockholders, and supplement and strengthen our capabilities through acquisitions.	We strategically invest financial capital to create long-term value and provide long-term returns to our stockholders.

Intellectual	Invest significantly in R&D and IP to enable us to deliver on our accelerated process technology roadmap, introduce leading x86 and xPU products, and develop new businesses and capabilities.	We develop IP to enable next-generation products, create synergies across our businesses, expand into new markets, and establish and support our brands.

Manufacturing	Build manufacturing capacity efficiently to meet the growing long-term global demand for semiconductors, aligned with our IDM 2.0 strategy.	Our geographically balanced manufacturing scope and scale enable us to provide our customers with a broad range of leading-edge products.

Human	Continue to build a diverse, inclusive, and safe work environment to attract, develop, and retain top talent needed to build transformative products.	Our talented employees enable the development of solutions and enhance the intellectual and manufacturing capital critical to helping our customers win the technology inflections of the future.

Social and relationship	Build trusted relationships for both Intel and our stakeholders, including employees, suppliers, customers, local communities, and governments.
We collaborate with stakeholders on programs to empower underserved communities through education and technology, and on initiatives to advance accountability and capabilities across our global supply chain, including accountability for the respect of human rights.

Natural	Strive to reduce our environmental footprint through efficient and responsible use of natural resources and materials used to create our products.	With our proactive efforts, we seek to mitigate climate and water impacts, achieve efficiencies, and lower costs, and position ourselves to respond to the expectations of our stakeholders.
In line with the International Integrated Reporting Council’s six capitals concept, we have outlined how we deploy various forms of capital to execute our strategy in a way that seeks to reflect our corporate values, help our customers succeed, and create value for our stakeholders. For additional and more detailed information with respect to each of our six capital concepts and 2022 developments, see our 2022 Annual Report on Form 10-K from which the following summary is reproduced.

Financial Capital
We take a disciplined approach to our financial capital allocation strategy, which continues to focus on building stockholder value and is driven by our priority to invest in the business and capacity and our capital needs. We also seek to pay competitive dividends and, from time-to-time, engage in mergers and acquisitions with a focus on adjacencies and complementary technology. As we invest in our IDM 2.0 strategy and implement our next phase of capacity expansions and the acceleration of our process technology roadmap, our allocation priorities have shifted more heavily toward investing in the business and away from stock repurchases. In the long term, we will continue to look for opportunities to further our strategy through acquisitions while remaining disciplined on capital allocation.
†   This section is reproduced from our 2022 Annual Report on Form 10-K and speaks as of January 27, 2023.

10

Intellectual Capital
R&D investment is critical to enable us to deliver on our accelerated process technology roadmap, introduce leading products, and develop new businesses and capabilities in the future. We seek to protect our R&D efforts through our IP rights and may augment R&D initiatives by acquiring or investing in companies, entering into R&D agreements, and directly purchasing or licensing technology. We own and develop significant IP and related IP rights around the world that support our products, services, R&D, and other activities and assets.
We have intensified our focus on areas key to product leadership: process and packaging, xPU architecture, and software. Our objective with each new generation of products is to improve user experiences and value through advances in performance, power, cost, connectivity, security, form factor, and other features. We also focus on reducing our design complexity, re-using IP, and increasing ecosystem collaboration to improve our efficiency.

Manufacturing Capital
As the guardians of Moore's Law, we continuously innovate to advance the design and manufacturing of semiconductors to help address our customers' greatest challenges. This makes possible new leadership products with higher performance while balancing power efficiency, cost, and size.
Our IDM 2.0 strategy allows us to deliver leadership products using internal and external capacity while leveraging our core strengths to provide foundry services to others. IDM 2.0 combines three capabilities. First, we will continue to build most of our products in Intel fabs. Second, we expect to expand our use of third-party foundry capacity to manufacture a range of modular tiles on advanced process technologies. Third, we are building a world-class foundry business with IFS, which we expect will combine leading-edge packaging and process technology, committed capacity in the US and Europe, and a world-class IP portfolio that will include x86 cores, as well as other ecosystem IP.
Our global supply chain supports internal partners across architecture, product design, technology development, manufacturing and operations, sales and marketing, and business units, and our supply ecosystem comprises thousands of suppliers globally. Our mission is to enable product and process leadership, industry-leading total cost of ownership, and on-time and uninterrupted supply for our customers. We supplement our own manufacturing capacity through our use of third-party foundries.
As of the end of 2022, we had nine manufacturing sites in production — five wafer fabrication facilities and four assembly and test facilities. Our manufacturing facilities are primarily used for silicon wafer manufacturing, assembling, and testing of our platform products. We are expanding manufacturing capacity across multiple sites, including Arizona, Ireland, Israel, and Oregon, as well as New Mexico and Malaysia for advanced packaging. This year, we broke ground on our new site in Ohio and officially added Germany to our roadmap.

Human Capital
Our human capital strategy is grounded in our belief that our people are fundamental to our success. Delivering on our strategy and growth ambitions requires attracting, developing, and retaining top talent across the world. We are committed to creating an inclusive workplace where the world’s best engineers and technologists can fulfill their dreams and create technology that improves the life of every person on the planet. We invest in our highly skilled workforce of 131,9001 people by creating practices, programs, and benefits that support the evolving world of work and our employees’ needs.
Fostering a culture of empowerment, inclusion, and accountability is also core to our strategy. We are focused on reinvigorating our culture to strengthen our execution and accelerate our cadence of innovation. Our values—customer first, fearless innovation, results driven, one Intel, inclusion, quality, and integrity—inspire us and are key to delivering on our purpose. All employees are responsible for upholding these values, the Intel Code of Conduct, and Intel's Global Human Rights Principles, which form the foundation of our policies and practices and ethical business culture.
We continue to see significant competition for talent throughout the semiconductor industry. Though we slowed the pace of hiring in the second half of 2022 in line with macroeconomic forecasts, financial performance, and cost-cutting measures, and took actions to rebalance our workforce, the investments we are making to accelerate our process technology require continued and focused efforts to attract and retain talent—especially technical talent. We invest significant resources to develop the talent needed to remain at the forefront of innovation and make Intel an employer of choice.
1As of December 31, 2022.

2023 PROXY STATEMENT	11

Diversity and inclusion are core elements of Intel's values and instrumental to driving innovation and positioning us for growth. Over the past decade, we have taken actions to integrate diversity and inclusion expectations into our culture, performance and management systems, leadership expectations, and annual bonus metrics. We are proud of what we have accomplished to advance diversity and inclusion, but we recognize we can achieve more, including beyond the walls of Intel.
We structure pay, benefits, and services to meet the varying needs of our employees. Our total rewards package includes market-competitive pay, broad-based stock grants and bonuses, an employee stock purchase plan, healthcare and retirement benefits, paid time off and family leave, parent reintegration, fertility assistance, flexible work schedules, sabbaticals, and on-site services.
Our commitment to Intel's Environmental, Health, and Safety Policy is to provide a safe and injury-free workplace. We regularly invest in programs designed to improve physical, mental, and social well-being.

Social and Relationship Capital
We are committed to engaging in initiatives that support our communities and help us develop trusted relationships with our stakeholders. Proactive engagement with our stakeholders and investments in social impact initiatives, including those aligned with the United Nations Sustainable Development Goals, advance our position as a leading corporate citizen and create shared value for Intel, our global supply chain, and our communities.
The health of our business and local economies depends in part on continued investments in innovation. We provide high-skill, high-paying jobs around the world, many of which are manufacturing and R&D jobs located in our own domestic and international factories. As we expand operations in Arizona, Oregon, Ohio, and Europe, we are building a pipeline of qualified workers through our talent strategy and the many investments we are making in education. We also benefit economies through our R&D ecosystem spending, sourcing activities, employee spending, and tax payments. We make sizable capital investments and provide leadership in public-private partnerships to spur economic growth and innovation.
We are committed to maintaining and improving processes to avoid complicity in human rights violations related to our operations, supply chain, and products. We have established an integrated approach to managing human rights across our business, including senior-level management involvement, with board-level oversight. We also meet throughout the year with external stakeholders and experts on human rights to continue to inform and evolve our human rights policies and oversight processes. While we do not always know, nor can we control, what products our customers create or the applications end users may develop, we do not tolerate our products being used to violate human rights. When we become aware of a concern that our products are being used by a business partner in connection with abuses of human rights, our policies require that we restrict or cease business with the third party until we have high confidence that our products are not being used to violate human rights.
We actively manage our supply chain to help reduce risk, improve product quality, achieve environmental and social goals, and improve overall performance and value creation for Intel, our customers, and our suppliers. To drive responsible and sustainable practices throughout our supply chain, we have robust programs to educate and engage suppliers that support our global manufacturing operations. We actively collaborate with other companies and lead industry initiatives on key issues such as improving transparency around climate and water impacts in the global electronics supply chain and, as part of our RISE strategy, we are advancing collaboration across our industry on responsible minerals sourcing. Through these efforts we help set electronics industry-wide standards, develop audit processes, and conduct training.

12

Natural Capital
Driving to the lowest possible environmental footprint as we grow helps us create efficiencies, support our communities, and respond to the needs of our stakeholders. We invest in environmental projects and set company-wide environmental targets to drive reductions in greenhouse gas emissions, energy and water use, and waste generation. We build energy efficiency into our products to help our customers lower their own emissions, energy usage and costs, and we collaborate with policymakers and other stakeholders to use technology to address environmental challenges.
We focus on reducing our own climate change impact, and over the past two decades have reduced our direct and indirect greenhouse gas emissions associated with energy consumption.
Water is essential to the semiconductor manufacturing process. We use ultrapure water to remove impurities from our silicon wafers, and we use fresh and reclaimed water to run our manufacturing facility systems. Through our RISE goals, we have committed to achieve net positive water globally.
We have long been committed to waste management, recycling, and circular economy strategies that enable the recovery and productive re-use of waste streams.

2023 PROXY STATEMENT	13

   Proxy Voting Roadmap

1	Election of Directors

The Board recommends that you vote “FOR” each director nominee.

We have built through regular refreshment an independent Board that is exceptionally engaged. Our Board possesses the necessary skills, experiences, qualifications, perspectives, and diversity to effectively oversee the business, strategic evolution, and long-term interests of our stockholders. The Board is also highly focused on understanding and responding to stockholders’ concerns.
Upon the recommendation of our Corporate Governance and Nominating Committee, our Board has nominated all 12 current directors for election to serve as directors. See page 24 of our Proxy Statement ▶

Ratification of Selection of Independent Registered Public Accounting Firm
2
The Board recommends that you vote “FOR” this proposal.

The Audit & Finance Committee thoughtfully considers a number of factors in re-engaging Ernst & Young LLP (EY), which include robust independence controls and objectivity, and EY’s deep company-industry knowledge, experience, and expertise. The Audit & Finance Committee is involved in the annual review and engagement of EY and believes their continued retention is in the best interests of Intel and its stockholders. See page 62 of our Proxy Statement ▶

Advisory Vote to Approve Executive Compensation of Our Named Executive Officers (Say-on-Pay)
3
The Board recommends that you vote “FOR” this proposal.

The Compensation Committee, which was recently refreshed, seeks to design executive compensation programs that are tied to Intel’s financial and operational performance that furthers short-and long-term strategic objectives, support our commitment to strong compensation governance and pay-for-performance philosophy, and are responsive to stockholder feedback. In particular, this past year, the Committee implemented substantial and significant changes to our executive compensation programs in response to discussions with our stockholders, including making the CEO new-hire awards more challenging to achieve. See page 67 of our Proxy Statement ▶

14

Approval of Amendment and Restatement of the 2006 Equity Incentive Plan (EIP)
4
The Board recommends that you vote “FOR” this proposal.

The amendment and restatement of the EIP to increase the number of shares issuable under the EIP will be critical to not only attracting, motivating, and retaining talent but to implement our planned 2023 compensation actions. The EIP was used to grant equity awards to more than 98% of our employees in 2022. The EIP and our equity compensation programs reflect leading corporate governance practices. See page 116 of our Proxy Statement ▶

Advisory Vote on the Frequency of Holding Future Say-on-Pay Votes
5
The Board recommends that you vote for “ONE YEAR” on this proposal.

Holding annual advisory Say-on-Pay votes provides stockholders with the ability to provide frequent and timely input on the executive compensation of our named executive officers. See page 126 of our Proxy Statement ▶

Stockholder Proposal Requesting Executive Stock Retention Period Policy and Reporting
6
The Board recommends that you vote “AGAINST” this proposal.

The Board believes that the proposed policy is excessive, inconsistent with current practice among our peers, and would put Intel at a competitive disadvantage for recruiting and retaining talented executives. Intel already maintains robust stock ownership guidelines and anti-hedging policies for executive officers. Accordingly, the Board believes that this proposal is unnecessary and not in the best interests of our stockholders. See page 127 of our Proxy Statement ▶

Stockholder Proposal Requesting Commission and Publication of a Third Party Review of Intel’s China Business ESG Congruence
7
The Board recommends that you vote “AGAINST” this proposal.

The Board believes that this report would be unnecessary and a costly diversion of corporate resources given the company’s existing and comprehensive approach to corporate responsibility and environmental stewardship across our operations, our commitment to fundamental human rights and processes for promoting accountability for human rights within our supply chain, our extensive and transparent reporting on our efforts, our strong Board oversight of these topics, and the company’s focus on taking aggressive actions to reduce costs and drive efficiencies. See page 130 of our Proxy Statement ▶

2023 PROXY STATEMENT	15

Board Overview The following provides summary information about each director nominee.
Age: 62 Director Since: 2021
Patrick P. Gelsinger Intel’s Chief Executive Officer
Brings 40+ years of semiconductor industry leadership experience, including extensive knowledge of Intel’s operations and culture, where he has served for over 30 years, became Intel’s first chief technology officer, and drove the creation of key industry technologies such as USB and Wi-Fi.

		Other Public Co. Boards Mobileye Global (Intel subsidiary)	Board Committees: None	Skills & Expertise:

Age: 57 Director Since: 2019 Partner at Sequoia Capital
James J. Goetz
Brings a keen understanding of evolving technologies and a strong track record of helping companies capitalize on disruptive innovation as a long-tenured partner at a venture capital firm, as well as substantial operating experience, a growth mindset, and significant private and public company board experience.

		Other Public Co. Boards Palo Alto Networks	Board Committees:	Skills & Expertise:

Age: 58 Director Since: 2021 Dean of Engineering and Applied Science and Professor of Engineering at Princeton University
Andrea J. Goldsmith
Brings considerable industry and technical understanding as an accomplished academic, engineer, inventor, and entrepreneur (known for her highly acclaimed foundational work in wireless communications), as well as a strong commitment to diversity and inclusion, having advocated for increased diversity in the STEM disciplines.

Committees Key Qualifications		Other Public Co. Boards Medtronic and Crown Castle International	Board Committees:	Skills & Expertise:

Age: 52 Director Since: 2020 Square Lead and Block Infrastructure & Information Security Lead at Block, Inc.
Alyssa H. Henry
Brings 25+ years of experience in software engineering and development of database and storage technologies, which is particularly useful as Intel moves to a data-centric company and the next phase of our IDM 2.0 strategy, as well as substantial senior leadership experience where she oversaw the successful expansion of the business into other technology services.

		Other Public Co. Boards[1] Confluent	Board Committees:	Skills & Expertise:

Age: 67 Director Since: 2017 Former Executive Chairman and Chief Executive Officer at Medtronic plc
Omar Ishrak
Brings substantial experience identifying and developing emerging technologies and overseeing strategic acquisitions through his senior leadership roles in the medical technology industry, as well as a strong track record of building diverse and inclusive workplace cultures and advocating for global partnerships, having served as a member of the Board of Trustees of the Asia Society.

		Other Public Co. Boards Amgen and Compute Health Acquisition	Board Committees:	Skills & Expertise:

Age: 68 Director Since: 2018 Robert Wood Johnson Foundation PIK Professor Emerita at the University of Pennsylvania
Risa Lavizzo-Mourey
Brings extensive leadership experience as former President and CEO at the nation's largest healthcare-focused philanthropic organization, as well as government experience from her healthcare government appointments and extensive public company board and governance experience.

		Other Public Co. Boards[1] GE Healthcare Technologies, Merck, and Better Therapeutics	Board Committees:	Skills & Expertise:
1Please see page 33 for additional information with respect to the Board’s consideration of outside board commitments.

16

Age: 59 Director Since: 2016 Dean and Roy W. Carlson Professor of Engineering in the College of Engineering at the University of California, Berkeley
Tsu-Jae King Liu
Brings a wealth of industry and technical expertise directly related to Intel's semiconductor device research and development and manufacturing, as well as an innovative spirit, holding more than 90 patents and receiving numerous awards for her research (especially relevant are her contributions to the fin-shaped field-effect transistor design, dubbed "FinFET").

33%
of Director Nominees Self-Identify as Women
60 years
Average Age of Director Nominees
83%
of Director Nominees are Independent
33%
of Director Nominees Self-Identify as Having Nationality Diversity
4.3 years
Average Tenure of Director Nominees
97%
Average Attendance for Directors at Board and Committee Meetings in 2022
33%
of Director Nominees Self-Identify as Racially/Ethnically Diverse
7
New Non-employee Directors Since 2018
49
Board (13) and Committee (36) Meetings in 2022

	Other Public Co. Boards MaxLinear	Board Committees:	Skills & Expertise:

Age: 62 Director Since: 2022 Co-Founder, Former Vice-Chairman, and Senior Advisor at BlackRock, Inc.
Barbara G. Novick
Brings deep experience in investment, finance, and public policy, as well as broad business acumen, as the co-founder and former leader of one of the world's largest asset managers, enabling her to be a strong advocate for the interests of Intel's stockholders as Intel continues its strategic transformation.

	Other Public Co. Boards None	Board Committees:	Skills & Expertise:

Age: 56 Director Since: 2017 Former CFO and Executive Vice President of Enterprise Operations at The Boeing Company
Gregory D. Smith
Brings operational and financial expertise as the former CFO of the world's largest aerospace company, including significant international experience dealing with foreign governments on market access and regulation and business development experience, having overseen the venture capital arm of Boeing.

	Other Public Co. Boards American Airlines	Board Committees:	Skills & Expertise:

Age: 63 Director Since: 2022 Executive Chairman at Cadence Design Systems Inc.[1]
Lip-Bu Tan
Brings software and semiconductor expertise through his leadership of a computational software company providing solutions for the design and development of complex semiconductor chips and electronic systems, as well as deep industry relationships and significant public company board experience.

	Other Public Co. Boards Cadence Design Systems,[1] Credo Technology Group and Schneider Electric	Board Committees:	Skills & Expertise:

Age: 55 Director Since: 2020 Former President and CEO at HP, Inc.
Dion J. Weisler
Brings technical industry knowledge and a deep understanding of the Intel customer experience as the former CEO of HP Inc., as well as valuable public company directorship experiences and a dedication to corporate responsibility, having championed diversity, inclusion, and sustainability in prior leadership roles.

	Other Public Co. Boards Thermo Fisher Scientific and BHP	Board Committees:	Skills & Expertise:

Age: 59 Director Since: 2009 Principal at Darwin Capital Advisors LLC
Frank D. Yeary Intel’s Independent Board Chair
Brings investment banking and global M&A experience, through his service as a board member for numerous venture stage companies, as well as corporate governance, stockholder engagement and board best practice experience from his role in founding and leading a major corporate governance advisory firm.

	Other Public Co. Boards Mobileye Group (Intel subsidiary) and PayPal	Board Committees:	Skills & Expertise:
1Lip-Bu Tan will not stand for re-election and will resign from Cadence’s board as of its 2023 annual stockholders’ meeting (typically held in May). see page 33.

2023 PROXY STATEMENT	17

Key Corporate Governance Highlights
Intel has long maintained strong Amended and Restated Board of Directors Guidelines on Significant Corporate Governance Issues (Corporate Governance Guidelines). The Corporate Governance and Nominating Committee reviews the guidelines periodically and recommends amendments to the Board as appropriate. The Board oversees administration and interpretation of, and compliance with, the guidelines and may amend, waive, suspend, or repeal any of the guidelines at any time, with or without public notice subject to legal requirements, as it determines necessary or appropriate in the exercise of the Board’s judgment or fiduciary duties.
These guidelines, which investors may find on our website at www.intel.com/governance, along with our other corporate governance practices, compare favorably under the Investor Stewardship Group’s (ISG) Corporate Governance Framework for US Listed Companies, as shown in the table below.

Principle 1 Boards are accountable to stockholders
▪All directors are elected annually
▪Majority voting in uncontested director elections
▪Directors not receiving majority support tender resignation to Board for consideration
▪No poison pill
▪Proxy access with market standard terms (3% for three years, up to 20% of the Board)
▪Stockholder ability to call special meetings (15% ownership threshold)
▪Annual Board Chair’s letter in proxy statement describes Board’s activities over the past year

Principle 2 Stockholders should be entitled to voting rights in proportion to their economic interest	▪No dual-class share structure ▪Each stockholder is entitled to one vote per share

Principle 3 Boards should be responsive to stockholders and be proactive in order to understand their perspectives
▪Proactive year-round 2022 investor engagement, including participation of the Chairs of the Board and Compensation Committee with investors owning 40% of institutionally-held shares outstanding (or 26% of Intel’s outstanding shares in aggregate)
▪Engagement topics included strategy, succession planning, risk oversight, executive compensation, corporate governance, and ESG matters
▪The Board has made a number of changes in response to investor feedback that are detailed in “Stockholder Engagement”

Principle 4 Boards should have a strong, independent leadership structure
▪Independent Board Chair, separate from CEO
▪Board considers appropriateness of its leadership structure at least annually
▪Independent committee chairs
▪Independent directors meet in executive session at least three times per year

Principle 5 Boards should adopt structures and practices that enhance their effectiveness
▪83% of director nominees are independent
▪33% of director nominees are self-identified as racially/ethnically diverse, 33% are self-identified as gender diverse, 33% have self-identified diverse nationalities, and we have a policy of seeking out women and minority candidates, as well as candidates with diverse backgrounds, experiences, and skills, as part of each Board search
▪Annual Board and committee self-evaluations, including self- and peer assessment and periodic facilitation by an external third party
▪Active Board refreshment, with seven new non-employee directors joining since 2018, and seek to cap average director tenure at 10 years
▪Limits on other public company Boards, with no director permitted to serve on more than four public company boards (including Intel) or two public company boards (including Intel) if a sitting CEO or executive officer of a public company
▪No restrictions on directors’ access to management or employees
▪No non-employee director is expected to stand for re-election after age 75 without prior Board approval

Principle 6 Boards should develop management incentive structures that are aligned with the long-term strategy of the company
▪Compensation Committee annually reviews and approves incentive program design, goals, and objectives for our executive officers to align with compensation and business strategies
▪Annual and long-term incentive programs are designed to reward financial and operational performance that furthers short- and long-term strategic objectives

18

Board Responsiveness to Stockholders
Our relationship with our stockholders is an important part of our company’s success and we are proud of our long-standing and robust tradition of engaging with our stockholders through a two-way, year long dialogue.
Through direct participation in our engagement efforts as well as briefings from our engagement teams, our directors monitor developments in corporate governance, executive compensation, and corporate responsibility, and benefit from our stockholders’ perspectives on these topics. In consultation with our Board, we seek to thoughtfully adopt and apply developing practices in a manner that best supports our business and our culture. Following a disappointing Say-on-Pay vote in 2022, which received only 34% support, we undertook deliberate and extensive engagement efforts to ensure we understood the reasons for how our stockholders voted and that our planned actions in response were comprehensive and satisfactory, as well as to obtain their views on other key corporate governance, environmental and social, and disclosure matters.

Who We Met With
~75%	of Intel’s institutionally-held shares (44% of aggregate outstanding shares) contacted for engagement
>50%	of Intel’s institutionally-held shares (30% of aggregate outstanding shares) engaged with overall
>40%	of Intel’s institutionally-held shares (26% of aggregate outstanding shares) engaged by Board Chair/Compensation Committee Chair
40	separate stockholder meetings throughout the year

What We Discussed	How We Responded
▪Our corporate governance
Board refreshment, composition, and experiences; risk and succession planning oversight; and outside board commitments
▪Our executive compensation
CEO’s new-hire award structure, long-term incentive compensation design, quarterly performance bonus program, and future commitments and disclosure
▪Our environmental and social practices
culture and diversity, equity, and inclusion

▪Board refreshment, composition, and experiences: disclosed the continued Board and committee composition and leadership refreshment efforts, including appointments of two new directors with deep industry experience and stockholder perspective see pages 35-36, 40, 45
▪Board’s risk and succession planning oversight: added disclosure as to the Board’s risk oversight process and engagements in support of succession planning see pages 42, 44
▪Directors’ other board commitments: included new disclosure on the Board’s evaluation of directors’ other commitments and newly adopted lower limits see pages 33
▪CEO’s new-hire award structure: increased the rigor for core components of awards and made more challenging to achieve see pages 72, 76
▪Long-term incentive (LTI) compensation design: increased weighting of PSUs in LTI equity mix, added a cap on payout if TSR is negative, committed to return to multi-year goals no later than 2025, and changed RSU vesting schedule see pages 72
▪Quarterly performance compensation: eliminated participation for named executive officers see page 77
▪Future commitments and disclosure: disclosed a number of enhancements & future commitments see pages 73
▪Culture and diversity, equity, and inclusion (DEI): enhanced Corporate Responsibility Report’s disclosure in regard to the evolution of our culture and employee inclusive survey results

An Integrated Outreach Team
Board Chair & Compensation Committee Chair (select meetings) Chief People Officer (ESG executive sponsor) Human Resources	Corporate Secretary Office Investor Relations Corporate Responsibility Office

Where to Find More Information ▪See “Stockholder Engagement” on page 52 and “Stockholder Engagement and the 2022 Say-on-Pay Vote” on page 72

2023 PROXY STATEMENT	19

Executive Compensation Summary
Engaging with and Responding to our Stockholders’ Views on Compensation
The Compensation Committee of the Board is committed to aligning our executive compensation programs with our strategy to accelerate Intel’s transformation and create long-term stockholder value. Our Board was disappointed with the 34% support our Say-on-Pay vote received at our 2022 Annual Stockholders’ Meeting and over the last year has been intensely focused on understanding and addressing the underlying concerns and perspectives of our stockholders. Led by our Compensation Committee Chair, Dion Weisler, we executed an extensive engagement program designed specifically around compensation with the goal of identifying and promptly implementing changes in response to stockholder feedback. Details on the breadth and depth of our engagement program and the changes we have implemented in response to our stockholders’ feedback is included in our Compensation Discussion and Analysis that begins on page 72.
Below is an overview of our NEO compensation programs. We believe that the sum of these components provides highly motivational incentives that link the pay of our named executive officers (NEOs) to the performance of our company and enables Intel to attract and retain the very best talent in a highly competitive market. We will continue to engage with our stockholders on an ongoing basis and consider their feedback when making decisions about our compensation programs.

20

Overview of NEO Compensation

Pay Element	Purpose	2022 Metrics & Key Features	2023 Program Changes

Base Salary	Designed to be market-competitive and attract and retain talent	Compensation Committee conducted annual review of peer group and market data as to pay elements	—

Annual Cash Bonus	Incentivize achievement of Intel’s near-term financial and operational objectives, consistent with Intel’s longer-term goals
Payout opportunity is 0-200% of target based on:
▪For CEO, three equally weighted (1/3) performance metrics:
▪Revenue
▪Gross Margin Percentage
▪One Intel Operational Goals
▪For other NEOs, four equally weighted (25%) performance metrics:
▪Revenue
▪Gross Margin Percentage
▪One Intel Operational Goals
▪Individual Objectives and Key Results

Added Spending Reduction goal such that:
▪For CEO, four equally weighted (25%) performance metrics:
▪Revenue
▪Gross Margin Percentage
▪Spending Reduction Goal
▪One Intel Operational Goals
▪For other NEOs, five equally weighted (20%) performance metrics:
▪Revenue
▪Gross Margin Percentage
▪Spending Reduction Goal
▪One Intel Operational Goals
▪Individual Objectives and Key Results

Quarterly Cash Bonus	Company-wide program that rewards quarterly profitability based on Intel’s net income relative to Intel’s compensation costs	Payout (based on 5% of Net Income divided by Intel’s worldwide cost of a day’s pay) reflected as extra days of cash compensation CEO does not participate	NEOs are no longer eligible to participate.

Performance Stock Units	Designed to reward long-term profitability and long-term performance relative to peers; to create alignment with stockholders; and to facilitate executive retention
▪Represented 80% of 2022 target long-term incentive (LTI) equity opportunity for our CEO and 50% for our other NEOs
▪Payout opportunity 0-200% of target (including modifiers) based on two financial metrics of Revenue Growth Percentage (weighted 60%) and Cash Flow From Operations (weighted 40%) that have annually set objectives, with two modifiers that can each impact the financial score %s by +/- 25 points:
▪Three-year relative TSR (where target payout requires above median performance compared to the S&P 500 Index), and
▪Three-year revenue CAGR

▪Increased NEO (other than CEO) LTI equity mix to 60% PSUs so the majority of LTI equity opportunity is performance-based
▪Added cap for total payout at target in the event that absolute TSR is negative

Restricted Stock Units	Facilitates stock ownership, executive retention, and stockholder alignment	▪Represented 20% of 2022 target LTI equity opportunity for our CEO and 50% for our other NEOs ▪Quarterly vesting over three years	▪Adjusted NEO (other than CEO) LTI equity mix to 40% RSUs to give greater weight to performance-based PSUs ▪Changed vesting from quarterly to annual to more closely align with stockholders’ interests

2023 PROXY STATEMENT	21

Environmental and Social Initiatives1
With our corporate responsibility “RISE” strategy, 2030 goals, and 2040 net zero greenhouse gas (GHG) commitment, we aim to create a more responsible, inclusive, and sustainable world, enabled through our technology (Tech) and the expertise and passion of our employees. Our strategy not only raises the bar for ourselves and our supply chain but also increases the scale and global impact of our work through ongoing collaborations with our customers and a broad range of stakeholders. Our aim is to fully harness the power of technology to solve increasingly complex and interconnected global challenges during this decade and beyond. We know that acting alone, Intel cannot achieve the broad, societal impact we aspire to.
Since we announced our strategy, we have been inspired by the many ways our employees have driven progress on our goals in the face of a challenging external environment, and by the positive feedback and increased interest from stakeholders to work together to accelerate global impact.

Responsible Lead in advancing safety, wellness, and responsible business practices across our global manufacturing operations, our value chain, and beyond	>57 Employees received safety honors Responsible Mobility IEEE 2846 awarded 2022 IEEE Standard Assoc. Emerging Tech	$26.0M In fees returned to suppliers’ workers (since 2014) 3TG+ [2] Responsible mineral sourcing (Al, Cu, Ni & Ag)[2]

Inclusive Advance inclusion across our global workforce and industry, and expand opportunities for others through inclusive technology, practices, and digital readiness initiatives	200 Employee inclusive behavior development workshops ~$2.2B Diverse supplier annual spending[3,4]	~40 Employee resource groups ~1.4M Girls reached as part of million girls moonshot

Sustainable Be a global leader in sustainability and enable our customers and others to reduce their environmental impact through our actions and technology	26.2B Gallons water saved[4] (since 2020) 91% Renewable electricity use across global operations[4]	Net Zero GHG emissions commitment across scope 1, 2 operations (by 2040) $1.3B Inaugural green bond offering

Enabling Through innovative technology and the expertise and passion of our employees we enable positive change within Intel, across our industry, and beyond	2.8M Volunteer hours[4] (since 2020) $70.0M Committed to fund E&S projects per Intel RISE Technology Initiative (since 2020)	~170 Accessible and assistive technology ideas employees crowdsourced $10.0M Invested in social impact technology
1All tabular data is as of December 31, 2022 or during 2022 unless otherwise noted.
23TG+: Beyond tin, tantalum, tungsten and gold; Al - Aluminum, Cu- Copper, Ni - Nickel, and Ag - Silver.
3Certified diverse suppliers are at least 51% owned, operated, and controlled by any of the following: women; minorities as recognized by the country or region where the business was established; veterans/military service-disabled veterans; persons who are lesbian, gay, bisexual, or transgender; or persons with disabilities. While Intel recognizes these categories, they may vary in accordance with local law.
4Indicates preliminary data; final information will be reported in our 2022-23 Corporate Responsibility Report, to be issued later in 2023.

22

Human Capital Management1
Culture is critically important to Intel's success. We are re-energizing our culture to deliver on our corporate purpose and to attract, develop, and retain top talent needed to build transformative products and services that help our customers succeed in an increasingly data-driven world. We invest in our highly-skilled global workforce of 131,900 people by seeking to create a diverse, inclusive, and safe work environment where our employees can learn, innovate, and deliver their workplace best every day.
Our values—fearless, inclusion, customer-obsessed, one Intel, truth and transparency, and quality—guide how we make decisions, treat each other, and serve our customers. All employees are responsible for upholding these values, the Intel Code of Conduct, and Intel's Global Human Rights Principles, which form the foundation of our policies and practices and ethical business culture.

Inclusion
Diversity and inclusion are core elements of Intel's values and instrumental to driving innovation and positioning us for growth. We have taken actions to integrate diversity and inclusion expectations into our culture, performance and management systems, leadership expectations, and annual bonus metrics.
28% Female[2] global employees 19% Female[2] senior leadership[4]	17% URM[3] US employees 8% URM[3] US senior leadership[4]

Compensation and Benefits
We strive to provide market-competitive pay, benefits, and services that help meet the varying needs of our employees. We believe that our holistic approach towards pay equity, representation, and creating an inclusive culture enables us to cultivate a work place that helps employees develop and progress in their careers at all levels.
Achieved Global gender pay equity[5] Achieved US racial and ethnic pay equity[5]	Hybrid-first Company[6] ~98% Intel’s workforce received an equity award in 2022

Growth and Development
We invest significant resources to develop the talent needed to remain at the forefront of innovation and make Intel an employer of choice. We offer extensive training programs, provide rotational assignment opportunities, and continue updating our job architecture to help employees create custom learning programs for building skills and owning their careers.
Employee Experience Surveys Employees can voice their perceptions of the company and their work experience, including learning & development opportunities	6% Global undesired turnover rate[7]

Health, Safety, and Wellness
We provide access to a variety of innovative, flexible, and convenient health and wellness programs, including on-site health centers, and we aim to increase awareness of and support for mental and behavioral health. We will continue to build our strong safety culture and drive global expansion of our corporate wellness program through employee education and engagement activities.
95% Intel® Vitality Program satisfaction rating 607K Hours of health & safety training	38% Wellness program participation rate 91% Break compliance (89% in 2021)
1All tabular and workforce data is as of December 31, 2022 or during 2022 unless otherwise noted.
2While we present male and female, we acknowledge this is not fully encompassing of all gender identities.
3Underrepresented minority describes diverse populations, including Black/African American, Hispanic, and Native American employees.
4Senior leadership refers to salary grades 10+ and equivalent grades.
5Pay equity is achieved by closing the gap in average pay between employees of different genders or race/ethnicity in the same or similar roles after accounting for legitimate business factors that can explain differences, such as location, time at grade level, and tenure.
6Hybrid-first company is a company that allows the majority of its employees to split their time between working remotely and in the office.
7Undesired turnover includes all regular Intel employees who voluntarily left Intel, but does not include Intel contract employees, interns, or employees who separated from Intel due to divestiture, retirement, voluntary separation packages, death, job elimination, or redeployment.

2023 PROXY STATEMENT	23

Board of Directors Matters

1
Election of Directors
▪Director nominees with diverse leadership, industry, and technology experience
▪10 of our 12 director-nominees are independent
▪Average director tenure of 4.3 years
▪On-going refreshment of the Board with seven new non-employee directors joining the Board since 2018

Recommendation of the Board The Board recommends that you vote “FOR” the election of each of the following nominees.

Upon the recommendation of our Corporate Governance and Nominating Committee, our Board has nominated the 12 individuals listed below to serve as directors. Our nominees include 10 independent directors, as defined in the rules for companies traded on the Nasdaq Global Select Market* (Nasdaq); one non-employee director, Lip-Bu Tan, who served as a board advisory committee member prior to becoming a director; and our CEO, Patrick P. Gelsinger. Frank Yeary was recently appointed to serve as independent Chair of the Board in January 2023, succeeding Dr. Omar Ishrak, who had served in that role from January 2020 to January 2023 and continues to serve as a member of the Board.
Each of our director nominees currently serves on the Board and was elected to a one-year term at the 2022 Annual Stockholders’ Meeting, except that Lip-Bu Tan was appointed to the Board as of September 2022 and Barbara G. Novick, who was appointed to the Board as of December 2022.
Term and Service. Each director’s term runs from the date of their election until our next annual stockholders’ meeting or until their successor (if any) is elected or appointed. If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the Board may reduce the size of the Board or may designate a substitute nominee and the individuals named as proxies may vote for any such substitute nominee. Alternatively, the proxies may vote just for the remaining nominees, leaving a vacancy that the Board may fill at a later date. However, we have no reason to believe that any of the nominees will be unwilling or unable to serve at the time of the annual meeting.
Voting, Election, and Conditional Resignation. Our Amended and Restated Bylaws (Bylaws) provide that a director nominee is elected only if they receive a majority of the votes cast with respect to their election in an uncontested election (that is, the number of votes cast “for” that nominee exceeds the number of votes cast “against” that nominee). You may vote to “abstain,” but that vote will not have an effect in determining the election results. For more information, see “Additional Meeting Information; Voting Before or During the Meeting” on page 135. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Bylaws and Corporate Governance Guidelines, each director must submit an advance, contingent, irrevocable resignation that the Board may accept if stockholders do not re-elect that director. In that situation, our Corporate Governance and Nominating Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action instead. Within 90 days from the date of the certified election results, the Board would act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose its decision and the rationale behind it.
Biographical Information. For each of the 12 director nominees standing for election, the following pages set forth biographical information, including a description of their principal occupation, business experience, and the primary qualifications, attributes, and skills (represented by the icons below) that the Corporate Governance and Nominating Committee considered in recommending them as director nominees, as well as the Board committees on which each director nominee will serve as of the 2023 Annual Stockholders’ Meeting.

24

Director Skills, Experience, and Background
Intel is a large technology company engaged in research, manufacturing, and marketing on a global scale. We operate in highly competitive markets characterized by rapidly evolving technologies and exposure to business cycles. As we discuss below under “Board Responsibilities and Committees” on page 45, the Corporate Governance and Nominating Committee is responsible for assessing with the Board the appropriate skills, experience, and background that we seek in Board members in the context of our business and the existing composition of the Board. This assessment includes numerous diverse factors, such as independence; understanding of and experience in manufacturing, technology, finance, and marketing; senior leadership experience; international experience; mix of ages; and gender, racial, nationality, geographic, and ethnic diversity. The Board then determines whether a nominee’s background, experience, personal characteristics, and skills will advance the Board’s goal of creating and sustaining a Board with a diversity of perspectives and viewpoints that can support and oversee the company’s complex activities.
As set forth in our Corporate Governance Guidelines, the Corporate Governance and Nominating Committee and the Board periodically review and assess the effectiveness of these practices for considering potential director candidates.
Listed below are the skills and experience that we consider important for our directors in light of our current business and structure. The directors’ biographies note each director’s relevant experience, qualifications, and skills relative to this list.
Our Board is committed to actively seeking women and minority director candidates for consideration.

Senior Leadership Experience Provides an ability to analyze, shape, and oversee the execution of important operational and policy issues. Positions at businesses or organizations that are global, face significant competition, or involve technology or other rapidly evolving business models are particularly helpful.

Global/ International Experience Provides valuable business and cultural perspectives for Intel’s global R&D, manufacturing, assembly and test operations; and sales (with the majority of our revenue coming from non-US sales) and other offices in many countries.

Industry and IT/Technical Experience Useful for understanding our R&D efforts as a technology, hardware, and software designer and manufacturer; competing technologies; the products and processes we develop; our manufacturing and assembly and test operations; and the market segments in which we compete, particularly as we execute on our strategy.

Financial Expertise Knowledge of financial markets, financing and funding operations, and accounting and financial reporting processes enables directors to understand, advise on, and oversee Intel’s capital structure, financing, and investing activities, as well as our financial reporting and internal controls.

Human Capital Experience Of importance to attracting and retaining top talent in an extremely competitive market for senior technology leaders, particularly in high-demand areas such as cloud computing, AI, graphics processing units, and autonomous driving; and to evolving our culture to deliver on our growth strategy and continue attracting and retaining top talent.

Operating and Manufacturing Experience Valuable asset in overseeing our leadership position in the design and manufacturing of advanced integrated digital technology platforms.

Sales, Marketing, and Brand Management Experience Provides expertise and guidance as we seek to grow sales and enhance our brand.

Emerging Technologies and Business Models Experience Can be a valuable asset to the Board as emerging technologies and business models can rapidly disrupt even the most well-thought-out strategy, particularly for technology companies.

Business Development and M&A Experience Provides insight into developing and implementing business growth strategies, assessing “make” vs. “buy” decisions, analyzing the “fit” of a proposed acquisition with a company’s strategy, valuing transactions, and assessing management’s plans for integration with existing operations.

Cybersecurity/ Information Security Experience managing cybersecurity and information security risks or understanding the cybersecurity threat landscape provides valuable knowledge and guidance to the Board in its oversight of the company’s cybersecurity risks.

Government, Legal, Regulatory, and Policy Experience Government service and regulatory or policy experience can help ensure we work constructively with governments around the world and address significant regulatory and public policy issues, particularly as they relate to Intel’s operations and STEM education’s public support. A legal background can assist in fulfilling Board’s oversight responsibilities as to legal and regulatory compliance and regulatory authority engagement.

Public Company Board Experience Provides understanding of corporate board dynamics and operations, the director’s relationship to the CEO and other senior management, the public company legal and regulatory landscape in which we operate, the importance of particular agenda, governance, and oversight issues, and how to oversee an ever-changing mix of strategic, operational, and compliance-related matters.

Background Diversity of backgrounds expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees, governments, stockholders, and other stakeholders worldwide.

2023 PROXY STATEMENT	25

Board Matrix
Listed below are the skills and experience that we consider important for our director nominees in light of our current business strategy and structure and market dynamics. The directors’ biographies note each director’s relevant experience, qualifications, and skills relative to this list. Also listed below is detailed information regarding Board diversity. To view the related diversity matrix required by Nasdaq, please refer to our website at www.intc.com/board-and-governance.
Skills & Expertise

Experience
Senior Leadership
Global/International
Industry and IT/Technical
Financial Expertise
Human Capital
Operating and Manufacturing
Sales, Marketing, and Brand Management
Emerging Technologies and Business Models
Business Development and M&A
Cybersecurity/Information Security
Government, Legal, Regulatory, and Policy
Public Company Board
Self-Identified Background

Tenure/Age
Years on the Board	2	3	2	3	6	5	7	1	6	1	3	14
Age	62	57	58	52	67	68	59	62	56	63	55	59

	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Diversity
Directors	4	7	–	1
Racial/Ethnic/Nationality/Other Forms of Diversity
African American/Black	1	–	–	–
Alaskan Native/Native American	–	–	–	–
Asian/South Asian	1	2	–	–
Hispanic/Latinx	–	–	–	–
Native Hawaiian/Pacific Islander	–	–	–	–
White/Caucasian	2	5	–	1
LGBTQ+	–
Directors Born Outside of the US	–	4	–	–
Did Not Disclose Demographics	–

Tenure	Age	Gender	Racial/Ethnic Diversity
4.3 years average tenure of director nominees	60 years average age of director nominees	33% of director nominees self-identify as women	33% of director nominees self-identify as racially/ethnically diverse

26

Director Nominees

Patrick P. Gelsinger CEO Age: 62 Director Since: 2021 Committees None Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
As a seasoned industry veteran with over 40 years of experience in semiconductor, software, and cloud computing and data storage industries and in his role as our CEO, Mr. Gelsinger brings significant senior leadership, global, industry, human capital, sales, operating, business development and M&A, and public company board experience to the Board. Mr. Gelsinger has gained extensive operating and manufacturing, sales, emerging technologies, M&A, and information security experience from serving in a variety of senior management roles, including as CEO and COO, at leading multinational software, information security and computing companies. Having started his career at Intel, he has over 30 years of direct knowledge and experience in Intel’s culture, business development, strategy, and growth. Mr. Gelsinger also brings human capital and technical experience from his various senior leadership roles.

Experience – Highlights
Intel (Feb 2021-Present, 1979-2009)
▪Director and CEO (Feb 2021-Present)
▪SVP, Co-GM, Digital Enterprise Group (2005-2009)
▪SVP, CTO (2001-2005)
▪Desktop Products Group Leader (1998-2001)
VMware, Inc., a cloud computing and virtualization software and services provider
▪Director and CEO (2012-2021)
EMC Corp., a data storage, information security and cloud computing company
▪President and COO, EMC Information Infrastructure Products (2009-2012)

Other Public Boards
Mobileye Global Inc., an autonomous driving technology Intel subsidiary
Notable Affiliations
Institute of Electrical and Electronics Engineers (IEEE)
▪Fellow
National Academy of Engineering (NAE)
▪Member
President’s National Security Telecommunications Advisory Committee (NSTAC)
▪Member

James J. Goetz Age: 57 Director Since: 2019 Independent Committees C and M Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Mr. Goetz brings to the Board senior leadership, industry and information technology (IT), emerging technologies, business development, and cybersecurity experience from his experience as a partner of a venture capital firm, where he focuses on cloud, mobile, and enterprise technology investments, as well as providing guidance and counsel to a wide variety of internet and technology companies, and his prior work in networks, data security and storage, software, and manufacturing through various senior roles and other board experiences. Mr. Goetz’s experience with internet and technology companies brings depth to the Board in areas that are important to Intel’s business as it moves from a CPU to a multi-architecture xPU company, from silicon to platforms, and from a traditional IDM to a new, modern IDM.

Experience – Highlights
Sequoia Capital Operations LLC, a venture capital firm
▪Partner (2004-Present)
VitalSigns Software, a software design, development, and strategy company (1996-1999)
▪Co-founder - assembled and led the team that pioneered end-user performance management
Bay Networks, managed service and IT support provider
▪VP, Network Management (1989-1996)

Prior Board Memberships
Barracuda Networks Inc., a data security and storage company (2009-2017)
Nimble Storage Inc., a data storage company (2007-2017)
Jive Software Inc., a provider of social business software (2007-2015)
Ruckus Wireless Inc., a wireless (Wi-Fi) networking equipment manufacturer (2012-2015)
Other Public Boards
Palo Alto Networks Inc., a network security solution company

Senior Leadership Experience	Global/International Experience	Industry and IT/ Technical Experience	Financial Expertise	Human Capital Experience	Operating and Manufacturing Experience	Sales, Marketing, and Brand Management	Emerging Technologies and Business Models	Business Development and M&A Experience	Cybersecurity/ Information Security	Government, Legal, Regulatory, and Policy	Public Company Board

2023 PROXY STATEMENT	27

Andrea J. Goldsmith Age: 58 Director Since: 2021 Independent Committees A Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Dr. Goldsmith brings to the Board industry and technical, emerging technologies, business development, public company, and government/regulatory experience. She is an accomplished academic, engineer, and inventor with more than two decades of experience at Stanford University and Princeton University in the fields of electrical engineering and applied science, with highly acclaimed, foundational work in wireless communications. Her research, which focused on the fundamental performance limits of wireless systems, especially with regard to 5G wireless, the mobile Internet of Things (IoT), smart grid design, and the applications of communications and signal processing to biology and neuroscience, directly relates to Intel’s data-centric business opportunities. As a Co-founder and Chief Technology Officer (CTO) of Plume WiFi and Quantenna Communications, Dr. Goldsmith gained valuable entrepreneurial, business development, and emerging technologies experience. She has significant public company board experience from her service with Medtronic and Castle Crown International and is also an advocate for increased diversity in science, technology, engineering, and mathematics (STEM).

Experience – Highlights
Princeton University (2020-Present)
▪Dean of Engineering and Applied Science
▪Arthur LeGrand Doty Prof. of Electrical and Computer Engineering
Stanford University
▪Stephen Harris Prof. of Engineering (2012-2020)
▪Prof. of Engineering (2007-2012)
▪Associate/Assistant Prof., Department of Electrical Engineering (1999-2007)
Plume WiFi (formerly Accelera, Inc.), a provider of software-defined wireless networking technology
▪Co-founder and CTO (2010-2014)
Quantenna Communications (formerly mySource Communications, Inc.), a producer of silicon chipsets designed for high-speed, wireless networking
▪Co-founder and CTO (2005-2009)

Other Public Boards
Medtronic plc, a medical device company
Crown Castle International Corp., a real estate investment trust and shared communications infrastructure provider
Notable Affiliations
U.S. President’s Council of Advisors on Science and Technology (PCAST)
▪Member (Sep 2021-Present)
Institute of Electrical and Electronics Engineers (IEEE)
▪Fellow
▪Founding Chair, Board of Directors Committee on Diversity, Inclusion, and Professional Ethics (2019-Present)
National Academy of Engineering (NAE)
▪Member

Alyssa H. Henry Age: 52 Director Since: 2020 Independent Committees G and M Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Alyssa Henry brings senior leadership, industry and IT, emerging technologies and business models, and information security expertise to the Board from executive experience at a mobile payment process company, including overseeing its expansion into other technology services for small businesses, and by leading the software development segment of a multinational technology company that focuses on e-commerce, cloud computing, digital streaming, and artificial intelligence. Alyssa Henry’s more than 25 years of experience in software engineering and development of database and storage technologies is particularly useful to the Board as Intel moves from a PC-centric to a data-centric company and into the next phase of our IDM 2.0 strategy.

Experience – Highlights
Block Inc. (formerly Square, Inc.), a software, hardware and financial services provider for small businesses and individuals
▪Square Lead, and Block Infrastructure & Info. Security Lead (Dec 2021-Present) - leads Square, inclusive of product development and go-to-market, and Block’s technical infrastructure and information security
▪Seller Lead (2014-Dec 2021) - oversaw global engineering, product management, design, sales, marketing, partnerships, and support for Square’s seller-facing software and financial services products

Amazon Inc. (2006-2014), a multinational technology company
▪VP, Amazon Web Services Storage Services - led services including Amazon S3, Amazon EBS, and Amazon Lambda
▪Director of Software Development for Ordering - responsible for Amazon’s ordering workflow software and databases
Microsoft Corporation, a multinational technology company
▪Spent 12 years working on databases and data access technologies in a variety of engineering, program management, and product unit management roles
Other Public Boards[1]
Confluent Inc., a data infrastructure software company

1Please see page 33 for additional information with respect to the Board’s consideration of Alyssa Henry’s outside board commitments.

Senior Leadership Experience	Global/International Experience	Industry and IT/ Technical Experience	Financial Expertise	Human Capital Experience	Operating and Manufacturing Experience	Sales, Marketing, and Brand Management	Emerging Technologies and Business Models	Business Development and M&A Experience	Cybersecurity/ Information Security	Government, Legal, Regulatory, and Policy	Public Company Board

28

Omar Ishrak Age: 67 Director Since: 2017 Independent Committees A and G Birthplace India Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Dr. Ishrak brings senior leadership, operating and manufacturing, and international expertise to the Board from his position as former Chairman and CEO of Medtronic and his long history of success as a global executive in the medical technology industry. From his CEO roles at Medtronic and GE Healthcare, Dr. Ishrak has extensive experience identifying and developing emerging technologies and has overseen a number of strategic acquisitions, enabling him to bring business development and M&A experience to the Board. Earlier in his career, Dr. Ishrak held various product development and engineering positions at Diasonics Vingmed and Philips Ultrasound. Dr. Ishrak also provides technical, human capital, and brand marketing expertise from his role as a leader of a global medical technology company.

Experience – Highlights
Medtronic plc, a medical device company
▪Chairman and CEO (2011-2020 (retired))
GE Healthcare Systems, a GE Healthcare division and comprehensive medical imaging and diagnostic technology provider
▪President and CEO (2009-2011)
▪President and CEO, GE Healthcare Clinical Systems (2005-2008)
▪President and CEO, GE Healthcare Ultrasound and BMD (1995-2004)

Other Public Boards
Amgen Inc., a biopharmaceutical company
Compute Health Acquisition Corp., a special purpose acquisition company
Notable Affiliation
Asia Society, a leading educational organization dedicated to promoting mutual understanding and strengthening partnerships among peoples, leaders, and institutions of Asia and the US in a global context
▪Board of Trustees Member
National Academy of Engineering (NAE)
▪Member

Risa Lavizzo-Mourey Age: 68 Director Since: 2018 Independent Committees A, C, and G (Chair) Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Dr. Lavizzo-Mourey brings senior leadership, strategy, and human capital and talent development expertise to the Board from her leadership of the largest public health philanthropy in the US for almost 15 years and, before that, her 15 years of service as a distinguished professor and administrator at the University of Pennsylvania. She also brings to the Board government experience from her roles serving as Deputy Administrator of the Agency for Health Care Research and Quality and as a member of the White House Health Care Reform Task Force. Dr. Lavizzo-Mourey’s board service with other public companies also provides insights into board and governance best practices.

Experience – Highlights
University of Pennsylvania
▪Robert Wood Johnson Foundation PIK Prof., Population Health and Health Equity (2018-January 2021 (retired))
Robert Wood Johnson Foundation, nation’s largest healthcare-focused philanthropic organization
▪President and CEO (2003-2017)
▪SVP (2001-2003)
University of Pennsylvania Medical School
▪Sylvan Eisman Prof., Medicine and Health Care Systems (1995-2001)
▪Director, Institute on Aging (1994-2002)
▪Chief, Geriatric Medicine (1986-1992)

Other Public Boards[1]
GE Healthcare Technologies Inc., a medical technology and life sciences company
Merck & Co., a pharmaceutical company
Better Therapeutics, Inc., a prescription digital therapeutics (PDT) company
Notable Affiliations
Agency for Health Care Research and Quality
▪Deputy Administrator (1992-1994)
White House Health Care Reform Task Force (1993-1994)
▪Member

1Please see page 33 for additional information with respect to the Board’s consideration of Dr. Lavizzo-Mourey’s outside board commitments.

Senior Leadership Experience	Global/International Experience	Industry and IT/ Technical Experience	Financial Expertise	Human Capital Experience	Operating and Manufacturing Experience	Sales, Marketing, and Brand Management	Emerging Technologies and Business Models	Business Development and M&A Experience	Cybersecurity/ Information Security	Government, Legal, Regulatory, and Policy	Public Company Board

2023 PROXY STATEMENT	29

Tsu-Jae King Liu Age: 59 Director Since: 2016 Independent Committees G Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
As a scholar and educator in the field of semiconductor logic and memory devices, who conducts research on advanced materials, process technology, and solid-state devices for energy-efficient electronics, Dr. Liu brings to the Board industry and technical experience directly related to Intel’s semiconductor device research and development, and manufacturing. As a Co-founder of Progressant Technologies, which was later acquired by Synopsys, Inc., and while serving on technical advisory boards for multiple start-up companies, Dr. Liu gained business development experience. Her inventions and contributions to the fin-shaped field-effect transistor design, dubbed “FinFET,” have given Dr. Liu extensive experience in semiconductors and emerging technologies. She also brings global and international experience to the Board with her work on establishing strategic international partnerships and agreements for UC Berkeley.

Experience – Highlights
University of California, Berkeley
▪Dean and Roy W. Carlson Prof. of Engineering, College of Engineering (2018-Present)
▪Distinguished professorship endowed by Taiwan Semiconductor Manufacturing Company, Ltd. (TSMC), Department of Electrical Engineering and Computer Sciences (2014-2018)
▪Vice Provost, Academic and Space Planning (2016-2018)
▪Senior International Officer (2016-2018)
▪Associate Dean, Academic Planning and Development, College of Engineering (2016)
▪Chair, Department of Electrical Engineering and Computer Sciences (2014-2016)
▪Associate Dean for Research, College of Engineering (2008-2012)

Progressant Technologies, a start-up company that developed negative differential resistance transistor technology (2000-2004)
▪Co-founder and President
Other Public Boards
MaxLinear, Inc., a semiconductor products provider for broadband communications
Notable Affiliation/Accolade
Center for Advancing Women in Technology
▪Board member (2014-2016)
Institute of Electrical and Electronics Engineers (IEEE)
▪Fellow
National Academy of Engineering (NAE)
▪Member
Silicon Valley Engineering Hall of Fame
▪Inductee

Barbara G. Novick Age: 62 Director Since: 2022 Independent Committees A and C Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Ms. Novick brings to the Board a deep understanding of the needs and perspectives of investors gained during her more than 30-year career at BlackRock. Ms. Novick also brings to the Board senior leadership and public policy experience, having led the Global Account Management Group, established the Global Government Relations and Public Policy Group to provide a voice for investors, and overseen the Global Investment Stewardship Group. Ms. Novick has substantial human capital experience and extensive expertise unlocking stockholder value from having helped grow BlackRock into one of the world’s largest asset management companies. Ms. Novick’s experience as head of BlackRock’s Global Investment Stewardship Group also provides insight into matters relating to corporate governance and stockholder engagement.

Experience – Highlights
BlackRock Inc., an investment and asset management company
▪Senior Advisor (Feb 2021-Present)
▪Vice Chairman (1988-Feb 2021)
▪Head of Global Investment Stewardship (2018-2020)
▪Founder and Head of Global Government Relations and Public Policy Group (2009-2021)
▪Head of Global Account Management Group (1988-2009)
▪Oversaw global business development, marketing and client services across equity, fixed income, liquidity, alternative investment and real estate products for institutional and individual investors and their intermediaries worldwide
▪Co-Founder (1988)
Other Public Boards None Notable Affiliation/Accolade Barron’s ▪Barron’s 100 Most Influential Women in US Finance (2020)

Senior Leadership Experience	Global/International Experience	Industry and IT/ Technical Experience	Financial Expertise	Human Capital Experience	Operating and Manufacturing Experience	Sales, Marketing, and Brand Management	Emerging Technologies and Business Models	Business Development and M&A Experience	Cybersecurity/ Information Security	Government, Legal, Regulatory, and Policy	Public Company Board

30

Gregory D. Smith Age: 56 Director Since: 2017 Independent Committees A (Chair) Birthplace Canada Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Mr. Smith brings to the Board senior leadership, financial, strategic, operational, human capital, and global expertise from his experience as Executive Vice President and CFO of the world’s largest aerospace company, with responsibility for the company’s Enterprise Operations, Finance, Strategy, and Shared Services organizations. He led the company’s global financing arm, Boeing Capital, its corporate audit function, and its environmental, social and governance work. Mr. Smith also held a number of other key leadership roles, including Vice President of Finance, Corporate Controller and Chief Accounting Officer, and Vice President of Financial Planning and Analysis. In between his two stints at Boeing, he spent four years at Raytheon Company as Vice President of Investor Relations. Mr. Smith brings substantial international and business development experience to the Board from his enterprise performance and strategy role at Boeing. Mr. Smith’s portfolio also included Boeing HorizonX, the venture capital arm of Boeing that identifies and invests in start-ups that are developing emerging technologies and businesses in markets such as cybersecurity, AI and machine learning, and autonomous systems, among others. He also has experience in dealing with foreign governments, including on issues related to market access and the regulation of business and investment. Mr. Smith also brings operational experience to the Board, by overseeing Boeing’s manufacturing, operations, supply chain, quality and program management teams.

Experience – Highlights
The Boeing Company (Boeing), world’s largest aerospace company
▪CFO and EVP, Enterprise Operations (2020-2021 (retired))
▪Led Enterprise Operations, Finance and Strategy organization
▪Managed company’s overall financial activities
▪Oversaw company’s corporate audit function, which reported directly to the board of directors
▪Drove operational excellence by overseeing the company’s manufacturing, operations, supply chain, quality, and program management functions
▪Responsible for the delivery of enterprise services across the company
▪Oversaw the company’s strengthened focus on sustainability

▪Maintained oversight of the company’s financial performance, reporting, long-range business planning, treasury, and controller organizations, as well as investor relations.
▪CEO and CFO (Dec 2019-Jan 2020)
▪CFO and EVP, Corporate Development and Strategy (2015-2017)
▪EVP, CFO (2012-2015)
▪VP, Finance and Corporate Controller (2010-2012)
▪VP, Financial Planning and Analysis (2008-2010)
Raytheon Company, an aerospace and defense conglomerate
▪VP, Global Investor Relations (2004-2008)
Other Public Boards
American Airlines Group, Inc., an American airline holding company

Lip-Bu Tan Age: 63 Director Since: 2022 Non-Independent Committees M Birthplace Malaysia Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Mr. Tan served for 12 years as the CEO of Cadence Design Systems, a computational software company providing solutions used to design and develop complex semiconductor chips and electronic systems. As the founder and chairman of an international, venture capital firm and the founding managing partner of two other funds, Mr. Tan brings to the Board senior leadership, global/ international, deep industry and IT/technical, financial and investment expertise, human capital, sales and marketing, emerging technologies and business models, business development and M&A and substantial public company experience that provides insights into board best practices.

Experience – Highlights
Cadence Design Systems, Inc., a computational software company
▪Executive Chair of the Board [1]
(Dec 2021-Present)
▪Director (2004 -Present)[1]
▪CEO (2009-Dec 2021)
▪President (2009-2017)
Walden International, an international venture capital firm
▪Chairman (1987-Present)
▪Founder (1987)
Celesta Capital, a venture capital firm
▪Founding Managing Partner
Walden Catalyst Ventures, a venture capital firm
▪Founding Managing Partner

Other Public Boards
Cadence Design Systems, Inc., a computational software company [1]
Credo Technology Group Holding Ltd., a connectivity solutions provider
Schneider Electric SE, a digital automation and energy management company
Notable Affiliation/Accolade
University of California, Berkeley’s College of Engineering and Division of Computing, Data Science, and Society
▪Advisory board member
Semiconductor Industry Association
▪Robert N. Noyce Award recipient, association’s highest honor (2022)

1Lip-Bu Tan will not stand for re-election and will resign from Cadence’s board as of its 2023 annual stockholders’ meeting (typically held in May). see page 33.

Senior Leadership Experience	Global/International Experience	Industry and IT/ Technical Experience	Financial Expertise	Human Capital Experience	Operating and Manufacturing Experience	Sales, Marketing, and Brand Management	Emerging Technologies and Business Models	Business Development and M&A Experience	Cybersecurity/ Information Security	Government, Legal, Regulatory, and Policy	Public Company Board

2023 PROXY STATEMENT	31

Dion J. Weisler Age: 55 Director Since: 2020 Independent Committees C (Chair) and M Birthplace Australia Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Mr. Weisler brings to the Board senior leadership, global/international, industry and information technology (IT), operating and manufacturing, emerging technologies, and cybersecurity experience from his more than 25 years of experience in the IT industry. From his role as the CEO of one of the world’s largest technology companies, Mr. Weisler also has financial expertise and extensive experience managing human capital and executing a business development and M&A strategy. Mr. Weisler also brings valuable governance and board-level experience from his years of service on the boards of multinational companies like HP, Thermo Fisher Scientific, and the BHP Group.

Experience – Highlights
HP, Inc., a computer, printer and related supplies technology company
▪President and CEO (2015-2019 (retired))
▪EVP, Printing and Personal Systems Group (2013-2015)
▪SVP and Managing Director, Printing and Personal Systems, Asia Pacific and Japan (2012-2013)
Lenovo Group Ltd., a technology company
▪VP and COO, Product and Mobile Internet Digital Home Groups (2008-2011)
▪VP and GM, South East Asia (2007-2008)
Telstra Corporation Limited, a telecommunications company
▪Management positions (2002-2007)
Acer Incorporated, a hardware and electronics company
▪Management positions (1987-2001)
Other Public Boards Thermo Fisher Scientific Inc., an analytical laboratory instrument manufacturer BHP Group., a mining, metals, and petroleum company

Frank D. Yeary Independent Board Chair Age: 59 Director Since: 2009 Independent Committees G and M (Chair) Birthplace United States Skills & Expertise
Notable Experience Aligned with Intel’s Strategy and Key Board Contributions
Mr. Yeary’s career in investment banking brings to the Board financial strategy and global M&A expertise, including expertise in financial reporting and experience in assessing the efficacy of M&A on a global scale, and experience attracting and retaining strong senior leaders. At Darwin Capital Advisors, Mr. Yeary has evaluated, invested in, and served as a board member for numerous venture stage companies, giving him firsthand experience identifying and developing effective business models. Mr. Yeary’s experience as Co-founder and Executive Chairman of CamberView Partners and his service on the board of PayPal provide insight into matters relating to corporate governance, stockholder engagement, and board best practices. As Vice Chancellor of a large public research university, Mr. Yeary gained extensive strategic, operational, and financial expertise.

Experience – Highlights
Darwin Capital Advisors LLC, a Phoenix, Arizona private investment firm
▪Principal (2012-Present)
CamberView Partners, LLC, a corporate governance and stockholder engagement advisory firm
▪Co-founder and Executive Chairman (2012-2018)
University of California, Berkeley
▪Vice Chancellor (2008-2012) - oversaw changes to the university’s financial and operating strategy

Citigroup Investment Banking, an investment banking and financial services company (2001-2008, 1990-1998)
▪Managing Director, Global Head of M&A (2003-2008)
▪Management Committee Member (2001-2008)
Other Public Boards
PayPal Holdings, Inc., a financial technology company operating an online payments system
Mobileye Global Inc., an autonomous driving technology Intel subsidiary

Committee names are abbreviated as follows: A = Audit & Finance, C = Compensation, G = Corporate Governance and Nominating, and M = Mergers and Acquisitions.

Senior Leadership Experience	Global/International Experience	Industry and IT/ Technical Experience	Financial Expertise	Human Capital Experience	Operating and Manufacturing Experience	Sales, Marketing, and Brand Management	Emerging Technologies and Business Models	Business Development and M&A Experience	Cybersecurity/ Information Security	Government, Legal, Regulatory, and Policy	Public Company Board

32

Director Nomination Process
Committee Process
The Corporate Governance and Nominating Committee (the Committee) establishes procedures for Board nominations and recommends candidates for election to the Board. Consideration of new Board candidates typically involves an evaluation of the needs and skill sets of the existing Board as a whole, a series of Committee and full Board discussions, review of the backgrounds and experiences of numerous potential candidates who meet identified criteria, and interviews with selected candidates. The Committee typically retains a third-party search firm to identify potential candidates for consideration and that pool may be supplemented by suggestions from Board members. In addition to candidates identified by Board members, the Committee considers candidates proposed by stockholders and employees and evaluates them using the same criteria. All identified or suggested candidates are vetted by the search firm against the Committee’s criteria, screened, and ultimately a smaller group of potential candidates is selected for interviews with directors. A stockholder who wishes to suggest a candidate for the Committee’s consideration should send the candidate’s name and qualifications to our Corporate Secretary. The Corporate Secretary’s contact information can be found in this proxy statement under the heading “Other Matters; Communicating with Us” on page 140.
Use of Search Firms and Commitment to Diverse Candidates
During 2022, the Board retained and paid fees to a third-party search firm to assist the Corporate Governance and Nominating Committee in the processes of identifying and evaluating potential Board candidates, consistent with the committee’s evolving criteria each year, which in 2022 included deep experience in the semiconductor and technology industries and experience with investment, finance, stockholder advocacy, and expertise in unlocking stockholder value. The Corporate Governance and Nominating Committee specifically requested that the search firm work with organizations focused on identifying candidates with diverse backgrounds including different races, ethnicities, genders, and sexual orientations. We have a policy of seeking out women and minority candidates, as well as candidates with diverse backgrounds, experiences, and skills, as part of each Board search. Our new director nominees, Lip-Bu Tan and Barbara G. Novick were initially recommended to the Corporate Governance and Nominating Committee by a retained independent search firm that built a large and diverse candidate pipeline from market research and Board member referrals. Our new directors were selected after the committee held numerous interviews with multiple qualified and diverse candidates in connection with each respective search.
In screening director candidates, regardless of whether they are identified by current Board members, stockholders, employees or third-party search firms, the Corporate Governance and Nominating Committee considers the diversity of skills, experience, and background of the Board as a whole and, based on that analysis, determines whether it would strengthen the Board to add a director with that certain background, experience, personal characteristics, or skills. For additional information regarding what factors the Corporate Governance and Nominating Committee considers in evaluating director candidates, see “Director Skills, Experience, and Background” on page 25.

Directors’ Other Board Commitments
Our Corporate Governance Guidelines contain limits on the number of public company board commitments an Intel director may have. The Board updated these guidelines as described below in November 2022.

Director Category	Board Service Limits [1]
Directors who are a sitting CEO or an executive officer of a public company	2 boards
Directors who are not a sitting CEO or an executive officer of a public company	4 boards
All directors	3 audit committees
1 Limitations include service on Intel’s Board and audit committee and exclude not-for-profit and mutual fund boards.
The Corporate Governance and Nominating Committee (Committee) reviews these guidelines on an annual basis to ensure they are appropriate and promoting strong governance practices as intended.
As part of the director nomination process, the Committee and Board evaluate any other public company board commitments of our director nominees to determine whether they could impair the nominee’s ability to serve on our Board. All of our nominees meet the public company board limitations established by the Board and in addition to their extensive

2023 PROXY STATEMENT	33

background and expertise, we believe each of them has sufficient time to effectively serve the company and our stockholders on the Board. Among other factors, the Committee and the Board consider:
▪the number of public company board memberships, committee memberships, and leadership positions the nominees have relative to those permitted by of our Corporate Governance Guidelines and the voting guidelines of our top institutional investors and proxy advisory firms,
▪a director nominee’s attendance at board and committee meetings during the prior year,
▪the location of the other entities on whose public company boards the nominee sits,
▪the time and attention the nominee devotes to fulfilling their respective duties,
▪the nominee’s preparedness,
▪the value of the skills and experiences that the nominee brings to the Board’s discussions,
▪the extent of the nominee’s engagement with management and the Board, and
▪the other Board insights gained from the nominee’s membership on our Board.
Recognizing that directors’ responsibilities are increasingly complex and that Board and committee memberships demand significant time commitments, the Committee and Board conducted a review of director capacity for all 2023 nominees in February 2023 as part of the director nomination process. The purpose of this annual review is to help inform the Board’s evaluation of and determination whether the nominees are able to devote the necessary time and energy required to be effective representatives of stockholders’ interests. This analysis includes situations in which a nominee’s public company board commitments reach or exceed the permissible limit set forth in our Corporate Governance Guidelines. In these instances, the Committee and the Board conduct a more thorough evaluation to determine whether the nomination is in the best interest of stockholders.
While none of our directors exceeded our Corporate Governance Guidelines for public company board memberships, the Committee’s and the Board’s review in 2023 of director commitments included those of Alyssa H. Henry, Risa Lavizzo-Mourey, and Lip-Bu Tan, given their evolving director commitments over the past year. Following the review, the Committee and the Board affirmed that each of them has sufficient capacity to continue to effectively serve on our Board and that their nomination is in the best interests of stockholders.
Alyssa H. Henry. Alyssa H. Henry is an executive officer at Block, Inc., a California-based public company, where she is the Square Lead and the Block Infrastructure & Information Security Lead. Until November 2022, Alyssa Henry had served as a director on the board of directors of Intel, Confluent Inc., and Unity Software Inc. In November 2022, Alyssa Henry resigned from the board of Unity Software, a California-based 3D video game software development company that went public in 2020, to conform with our Corporate Governance Guidelines and address feedback that some stockholders provided regarding Alyssa Henry’s public company board commitments. Currently, Alyssa Henry only serves on two public company boards. Alyssa Henry’s role as a director at each of Intel and Confluent Inc., a California-based public company focused on data infrastructure software, are in line with the limitation of service on public company boards set forth in our Corporate Governance Guidelines and are within the guidelines of our largest institutional investors. After reviewing Alyssa Henry’s work on the Intel Board and other commitments, the Committee and Board determined that Alyssa Henry is able to devote the necessary time and energy and that this nomination is in the best interest of stockholders based on an evaluation of a number of considerations. These considerations include that Alyssa Henry clearly demonstrated the ability to devote the time and energy required to be an effective representative of stockholders’ interests as evidenced by a perfect (100%) attendance record at both Intel’s and Confluent’s board and applicable committee meetings in 2022 and meaningful contributions to Intel’s Board dialogue and engagement with other directors and management; the geographical proximity (Northern California, Bay Area) of Alyssa Henry’s primary employment with Block, Inc. and the headquarter locations of both Intel and Confluent; the value of the software ecosystem and mobile data knowledge and expertise Alyssa Henry brings to our Board and business and strategic priorities as a result of the executive responsibilities and other board memberships; and the contributions to the very diverse backgrounds of the Board.
Dr. Risa Lavizzo-Mourey. In connection with GE Healthcare Technologies’ (GE Healthcare) spin-off in January 2023, Dr. Risa Lavizzo-Mourey transitioned off of General Electric’s board and onto the board of GE Healthcare, where she is the independent Lead Director. She now serves on the boards of Intel, Better Therapeutics, GE Healthcare, and Merck. Dr. Lavizzo-Mourey continues to meet the public company board limitations set forth in our Corporate Governance Guidelines. After reviewing Dr. Lavizzo-Mourey’s commitments, the Committee and Board determined that she is able to devote the necessary time and energy to serve on our Board, taking into account her attendance record (37 out of 39 meetings) at Intel’s Board and applicable committee meetings in 2022, her outside board leadership roles, her role as Chair of the Committee and service on Intel’s Audit and Compensation Committees, and that this nomination is in the best interest of stockholders. Her extensive senior leadership and human capital experience and deep knowledge in board and governance best practices and government and regulatory bodies continue to be of great value to our Board.

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Lip-Bu Tan. Effective as of Cadence Design Systems, Inc.’s annual stockholder meeting in 2023 (typically held in May), Lip-Bu Tan will no longer serve as the Executive Chairman of the board and will cease to serve as a director of Cadence Design Systems. He served as Executive Chairman at Cadence Design Systems (following his role as their CEO) in connection with their CEO succession planning and transition, ceased being an executive officer of Cadence in 2022, and is expected to have his tenure as Executive Chairman end in May 2023. As a result, Mr. Tan is not currently an executive officer of any public company. He will serve as an employee at Cadence Design Systems in a non-officer role through March 31, 2024. Mr. Tan’s membership on the board of directors of Intel and two other public companies (Credo Technologies and Schneider Electric) is within the limitation on service on public company boards set forth in our Corporate Governance Guidelines. The Committee and Board determined that he is able to devote the necessary time and energy to serve on our Board and that this nomination is in the best interest of stockholders.
Board Diversity and Refreshment
Board’s Diversity Commitment, Advisor, and Definition
Our Board is committed to building a Board with diverse experiences and backgrounds. In 2014, the Board formally adopted its commitment to actively seek women and minority candidates for evaluation for the Board as part of each undertaken Board search. In connection with our Board refreshment process, the Corporate Governance and Nominating Committee seeks input from the Chief People Officer, who is responsible for Intel’s Global Diversity and Inclusion efforts. Representation of gender, race, ethnic, nationality, geographic, cultural, or other diverse perspectives expands the Board’s understanding of the needs and viewpoints of our customers, partners, employees, governments, and other stakeholders worldwide. As part of our ongoing commitment to creating a balanced Board with diverse viewpoints and deep industry expertise, we regularly add new directors to infuse new ideas and fresh perspectives in the boardroom.

Board Refreshment, Composition, and Diversity Partnerships and Candidate Sourcing
Our directors reflect diverse perspectives, including a complementary mix of skills, experience, and backgrounds that we believe are paramount to our ability to represent your interests as stockholders. In the last five years, seven non-employee directors have been elected or appointed to the Board, three of whom have been self-identified women. If each director nominee is elected to the Board, after the 2023 Annual Stockholders’ Meeting, 67% of the Board would be diverse based on directors’ self-identified gender, race, ethnicity, and/or nationality.
The Corporate Governance & Nominating Committee has a robust and on-going process to assess the skills and make-up of the Board. In addition to developing a skills matrix, the Committee through our stockholder engagement program receives on-going input from stockholders. In 2022, the Committee retained a leading search firm to generate candidate pools with diverse expertise, experiences, and backgrounds important to support Intel’s Board composition requirements. The Committee reviews the candidate pipeline regularly. In addition, Intel is committed to focusing on Board diversity more broadly through engagement with key partners. Intel joined the Thirty Percent Coalition (Coalition) in 2018, which has a specific focus on increasing female representation on corporate boards. In 2019, the Coalition added a specific focus on women of color. Through our partnerships, we aim to not only increase the available talent for our Board, but to also support increased female Board representation across our industry.

Board Refreshment Since 2018

2018 2019 2020 2021 2022	+ 1 new non-employee director + 1 new non-employee director + 2 new non-employee directors + 1 new non-employee director + 2 new non-employee directors

2023 PROXY STATEMENT	35

2022
Barbara G. Novick, Co-founder, former Vice Chairman, and Senior Advisor at BlackRock Inc., one of Intel’s largest stockholders and one of the world’s largest asset managers, joined the Board. Her extensive expertise in unlocking stockholder value, accelerating transformations, and overseeing human capital and organizational development, will be very valuable as Intel has undertaken recent leadership and organizational transformations and strategic initiatives such as IDM 2.0.

2022
Lip-Bu Tan, Executive Chair of the Board and former CEO of Cadence Design Systems, Chairman and Founder of Walden International, the venture capital firm he founded in 1987, and Founding Managing Partner of Celesta Capital and Walden Catalyst Ventures, joined the Board. Mr. Tan is a global leader in the semiconductor industry. He was recently named the 2022 Robert N. Noyce award recipient, the Semiconductor Industry Association’s highest honor. He also brings significant software, venture capital expertise, deep ecosystem relationships, and public company board experience.

2021
Dr. Andrea J. Goldsmith, Dean of Engineering and Applied Science at Princeton, a member of the US President’s Council of Advisors on Science and Technology who brings technical expertise and valued government affairs and policy experience, an advocate for increased diversity in STEM, and a leading expert in wireless networking technology, joined the Board.

2020
Alyssa H. Henry, Square Lead and Block Infrastructure & Information Security Lead for Block Inc. (formerly, Square Inc.) with expertise in software, emerging technologies and business models, joined the Board. Alyssa Henry was a former executive at Amazon Web Services Storage Services (AWS), for whom Intel has historically provided data center/cloud computing services. AWS has also committed to be one of the first customers of Intel Foundry Services.

2020
Dion J. Weisler, the former President and CEO of HP, Inc., one of Intel’s three largest customers, also joined the Board. His operating, manufacturing, emerging technologies, business development, human capital and extensive industry experience spanning client, cloud, and network computing have been very valuable as Intel has undertaken recent leadership and organizational transformations and strategic initiatives such as IDM 2.0.

Skills & Experience Mix and Focus Areas
Our Board is focused on achieving the appropriate mix of skills, experience, and perspectives to support Intel’s strategic direction, including its focus on product leadership, open platforms, and manufacturing at scale. For example, we have recently prioritized various forms of semiconductor and technology industry experience and expertise, as reflected by the recent additions of Lip-Bu Tan, a semiconductor industry leader; and directors with significant technology industry experience including James Goetz, Dr. Andrea Goldsmith, Alyssa Henry, and Dion Weisler. We also recently prioritized expertise in unlocking stockholder value in our director recruitment efforts, as reflected with the recent addition of Barbara Novick to our Board. In addition, recognizing the importance of the Board’s role in overseeing human capital risks as Intel has been undergoing a leadership and cultural transformation, over the past few years we have also added directors with human capital management experience, including most recently Barbara Novick, who also brings valued investment and finance experience who can represent the interests of stockholders, and Dion Weisler, who also brings valued operating and manufacturing experience at a time when manufacturing at scale is one of our strategic priorities.

Board Diversity
67% of non-employee director nominees have self-identified as having gender, racial, ethnic, and/or nationality diversity

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Board Tenure
The Board generally believes that a mix of long-, medium-, and short-tenured directors promotes an appropriate balance of views and insights and allows the Board as a whole to benefit from the historical and institutional knowledge that longer-tenured directors possess and the fresh perspectives contributed by newer directors.
As an alternative to term limits, the Board seeks to maintain an average tenure of 10 years or less for the non-employee directors as a group.

If each non-employee director nominee is elected to the Board, after the 2023 Annual Stockholders’ Meeting, they will have served an average of 4.9 years on the Board. Overall, our Board, including employee directors, will have an average tenure of 4.3 years. We believe that this mix of tenure on the Board represents a diversified “portfolio” of new perspectives and deep institutional knowledge.

Tenure	4.9 years average tenure of non-employee director nominees
Director Independence and Transactions Considered in Independence Determinations
Director Independence
The Board believes that a substantial majority of the Board should be independent of management. The Board’s guidelines for director independence conform to the independence requirements in the published listing requirements of Nasdaq. The Board considers all relevant facts and circumstances in determining independence.
The Board has determined that ten of our eleven non-employee director nominee are “independent” in accordance with the published listing requirements of Nasdaq. Mr. Tan is deemed to not be independent because prior to joining the Board in 2022, he was a member of our Board’s Technical Advisory Committee where he received $125,000 annually in consideration of his services. Mr. Tan remains on the Board advisory committee but no longer receives any compensation for this role there following him joining the Board. Mr. Gelsinger is our CEO and is therefore not independent.
In addition to the Board-level standards for director independence, all directors who serve on the Audit & Finance Committee each satisfy committee-specific independence standards established by the US Securities and Exchange Commission (SEC) and Nasdaq. Similarly, all members of the Compensation Committee each satisfy committee-specific independence standards established by the SEC and Nasdaq.
Transactions Considered in Independence Determinations
In making its determination that each non-employee director is independent, with the exception of Mr. Tan, the Board reviewed and discussed additional information provided by the directors and the company with regard to each director’s business and personal activities as they may relate to Intel and Intel’s management and considered transactions that occurred since the beginning of 2020 between Intel and entities associated with the directors or members of their immediate families. The Board considered the transactions in the context of the Nasdaq objective standards and the special standards established by the SEC and Nasdaq for members of audit and compensation committees. Based on this review, as required by the Nasdaq rules, the Board made a subjective determination that, based on the nature of the directors’ relationships with the entity and/or the amount involved, no relationships exist that, in the opinion of the Board, impair the directors’ independence. The Board’s independence determinations took into account the following transactions:
Business Relationships
Each of our non-employee directors (or one of his or her immediate family members) is a non-management director, trustee, advisor, or executive or serving in a similar position at another entity that did business with Intel at some time during the previous three fiscal years. The business relationships were ordinary course dealings as a supplier or purchaser of goods or services; licensing or research arrangements; facility, engineering, and equipment fees; or commercial paper or similar financing arrangements in which Intel or an affiliate participated as a creditor. Payments to or from each of these entities constituted less than the greater of $200,000 or 1% of each of Intel’s and the recipient’s annual revenue, respectively, in each of the past three years.

2023 PROXY STATEMENT	37

Charitable Contributions
Dr. Goldsmith, Dr. Lavizzo-Mourey, Dr. Liu, Mr. Smith, Mr. Tan or one of their immediate family members is serving, or has served during the previous three fiscal years, as an executive, professor, or other employee for one or more colleges or universities or as a director, executive, or employee of a charitable entity that received matching or other charitable contributions from Intel during those years. Charitable contributions to each of these entities (including matching and discretionary contributions by Intel and the Intel Foundation) constituted less than the greater of $120,000 or 1% of the recipient’s annual revenues in each of the past three fiscal years, as discussed below.
▪Dr. Goldsmith is Dean of Engineering and Applied Science and Professor of Engineering at Princeton University. The Intel Foundation contributed less than $29,000 in each of the past three years to match Intel employee charitable contributions, amounting to less than 0.002% of Princeton University’s consolidated annual revenue in each of the past three years, and in 2022, Intel made a charitable contribution to Princeton University, amounting to less than 0.01% of Princeton University’s consolidated annual revenue in each of the past three years.
▪Dr. Goldsmith was a Professor of Engineering at Stanford University. The Intel Foundation contributed less than $136,000 in each of the past three years to match Intel employee charitable contributions, amounting to less than 0.002% of Stanford University’s consolidated annual revenue in each of the past three years.
▪Dr. Lavizzo-Mourey retired in January 2021 after serving as the Robert Wood Johnson Foundation PIK Professor of Population Health and Health Equity at the University of Pennsylvania (UPenn). The Intel Foundation contributed less than $15,000 in each of the past three years to match Intel employee charitable contributions to the UPenn, amounting to less than 0.0002% of UPenn’s consolidated annual revenue for each of the past three years.
▪Dr. Lavizzo-Mourey is a member of the Board of Regents of the Smithsonian Institution. The Intel Foundation contributed less than $11,200 in each of the past three years to match Intel employee charitable contributions to the Smithsonian Institution, amounting to less than 0.02% of the Smithsonian Institution’s consolidated annual revenue for each of the past three years.
▪Dr. Liu is Dean and Roy W. Carlson Professor of Engineering in the College of Engineering at UC Berkeley. The Intel Foundation contributed less than $51,000 in each of the past three years to match Intel employee charitable contributions to UC Berkeley, amounting to less than 0.003% of UC Berkeley’s consolidated annual revenue for each of the past three years.
▪Dr. Liu has been a member of the Directorate for Engineering Advisory Committee Member for the National Science Foundation (NSF) since April 2022. In 2022, Intel made a charitable contribution to the NSF, amounting to less than 0.01% of NSF’s consolidated annual revenue for each of the past three years.
▪Mr. Smith is a member of the Board of Directors and Finance Committee of Northwestern Memorial Healthcare, a non-profit healthcare organization. The Intel Foundation contributed less than $6,000 in each of the past three years to match Intel employee charitable contributions to Northwestern Memorial Healthcare, amounting to less than 0.0001% of Northwestern Memorial Healthcare’s consolidated annual revenue for each of the past three years.
▪Mr. Tan is a member of the Board of Trustees and the School of Engineering’s Council for Carnegie Mellon University. The Intel Foundation contributed less than $17,000 in 2022 to match Intel employee charitable contributions to Carnegie Mellon University, amounting to less than 0.002% of Carnegie Mellon University’s consolidated annual revenue for each of the past three years, and in 2022, Intel made a charitable contribution to Carnegie Mellon University, amounting to less than 0.2% of Carnegie Mellon University’s consolidated annual revenue in each of the past three years.

Director Attendance
The Board held four regularly scheduled meetings and nine special meeting in 2022. As shown in “Board Committees” below, standing committees of the Board collectively held a total of 31 meetings (in addition to five meetings of the Mobileye Offering Committee) during 2022, with each committee holding a number of regularly scheduled and special meetings. We expect each director to attend every meeting of the Board and the committees on which the director serves. Each director attended at least 75% of the meetings of the Board and each committee on which the director served in 2022 (held during the period in which the director served), and on average directors attended 97% of their respective Board and committee meetings. The Board’s policy is that directors are expected to attend the annual stockholders’ meeting, and all but one of the then-incumbent directors attended the 2022 Annual Stockholders’ Meeting.

97% Average attendance of directors as a group at Board and committee meetings during 2022

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Board Evaluations
We are committed to providing transparency about our Board and committee evaluation process. The Chair of our Corporate Governance and Nominating Committee, collaborating with the Board Chair, is responsible for managing the annual process for evaluating the Board, its committees, and the individual directors. From time to time, the Board utilizes the assistance of a third-party facilitator in the evaluation process.
 2022 Process. In 2022, the Chair of our Corporate Governance and Nominating Committee worked with our Chief Legal Officer (CLO) to review prior assessment processes and determine the best methodology to meet the Board’s desired goals for the evaluation process. Further, working together, the Chair of our Corporate Governance and Nominating Committee and our CLO developed proposed focus areas and questions to assess and improve the Board’s performance.
The evaluation process in 2022 consisted of two parts:
▪a written questionnaire that asked for the directors’ feedback on areas such as:
▪Board and committee structure, including leadership,
▪ meeting agendas and content, including the flow and organization of Board and committee meetings and whether the directors have the right time allocations and priorities on Board and committee topics,
▪CEO, senior leadership, and organizational talent and succession planning,
▪whether there are particular skills sets and vantage points that the company is lacking on the Board or in committees, and
▪soliciting constructive feedback as to:
▪whether all of the directors are contributing and adding value,
▪Board culture
▪the performance of the Board and committee Chairs.
▪investor insight and engagement; and
▪interviews conducted with each director.
The questionnaire was anonymous and provided for both numerical ratings and narrative responses. The Chair of our Corporate Governance and Nominating Committee conducted the interviews with individual directors. The numeric ratings, narrative comments, and interview feedback were then aggregated and summarized by the committee Chair, who reported the results to the full Board and led the discussion of the performance of the Board, committees, and directors.
How the Board incorporates feedback. The annual evaluation process provides the Board with valuable insight regarding areas where the Board believes it functions effectively and, more importantly, areas where the Board believes it can continue to improve its effectiveness and oversight. For example, input generated by Board members in recent years has focused, among other things, on adding a mix of industry experience and expertise in business transformations and unlocking stockholder value, which has encouraged and informed our recent Board refreshment efforts.
Board Orientation and Education
Our CEO in conjunction with management are responsible for new director orientation programs and for our director continuing education programs. The orientation programs are designed to familiarize new directors with our businesses, strategies, and challenges, and to assist new directors in developing and maintaining the skills necessary or appropriate for the performance of their responsibilities. Continuing education programs for directors may include a mix of in-house and third-party presentations and programs. Our directors receive frequent updates on recent developments, press coverage and current events that relate to our strategy and business.

2023 PROXY STATEMENT	39

Corporate Governance Matters
Board Leadership Structure

As a large company with operations and customers around the world, it is the Board’s general policy (embodied in the Board’s published Corporate Governance Guidelines) that the positions of Chair of the Board and CEO should be held by separate persons as an aid in the Board’s oversight of management and the CEO’s focus on the business. If the Board Chair were not an independent director, the Board would appoint an independent director to serve as Lead Director with robust responsibilities which are published in our Corporate Governance Guidelines. If the Board’s policy were to change, stockholders would be informed of such a change in a press release or through any amended Corporate Governance Guidelines that we publish on our website and highlight in our annual proxy statements and the Board would welcome any input received from our stockholders on such changes.
Frank D. Yeary Chair of the Board

At times, the Board Chair has been a former executive of the company and has served as a full-time executive officer. At other times, an independent director has served as non-executive Board Chair, as is the case with our current Board Chair, Mr. Yeary, who has served in such role since January, and our immediately preceding Board Chair, Dr. Ishrak, who decided to step down from such role in January.
Mr. Yeary’s skills, expertise, and experience will be invaluable to the Board in overseeing Intel’s strategic transformation. Mr. Yeary was selected by the non-employee directors to serve as the Board Chair based on his experience, including:
▪experience unlocking stockholder value developed over 25 years of finance industry experience;
▪co-founding and serving as Executive Chairman of CamberView Partners, a corporate advisory firm offering-focused advice for public companies;
▪serving as the Vice-Chancellor of the University of Berkeley, where he oversaw changes to the university’s financial and operating strategy; and
▪a familiarity with Intel that has developed from having overseen multiple leadership transitions and industry cycles and having been a member of most Intel Board committees.
The Board has benefited from having an independent Board Chair, for example by helping to facilitate relations between the Board, the CEO, and other senior management; assisting the Board in reaching consensus on particular strategies and policies; fostering robust evaluation processes; and by efficiently allocating oversight responsibilities between the independent directors and management.
The Board believes that its programs for overseeing risk, as described in the “The Board’s Role in Risk Oversight at Intel” section below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Board Chair Responsibilities
Our CEO has primary responsibility for Intel’s operational leadership and strategic direction, while our Board Chair facilitates our Board’s management oversight, promotes communication between management and our Board, engages with stockholders, and leads our Board’s consideration of key governance matters. As Board Chair, Mr. Yeary’s responsibilities include:
▪presiding over all meetings of the Board;
▪developing in consultation with the CEO, Corporate Secretary, Chief People Officer, and other members of the Board and approving the schedule and agenda for Board meetings;
▪assessing the quality, quantity, and timeliness of the information submitted by the company’s management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties;
▪calling and presiding over meetings of the independent and/or non-employee directors;
▪working with the Corporate Governance and Nominating Committee (the Committee) to evaluate potential director candidates, determine the membership of the various Board committees, and select committee chairs;
▪collaborating with the Committee in fulfilling its responsibility to manage the Board’s process for annual director self-assessment and evaluation of the Board and its committees;

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▪evaluating the performance of the CEO and overseeing CEO succession planning;
▪serving as principal liaison between the Board and CEO, including providing feedback where appropriate to the CEO from executive sessions of independent and/or non-employee directors;
▪presiding over all meetings of stockholders; and
▪serving as the Board’s liaison for consultation and direct communication with stockholders.
The non-employee directors periodically assess the Board’s leadership structure with input from the Board Chair and will continue to evaluate and implement the leadership structure that they conclude most effectively supports the Board in fulfilling its responsibilities.
Board Responsibilities and Committees
Board Responsibilities
The Board oversees, counsels, and directs management in the long-term interests of the company and our stockholders. The Board’s responsibilities include:
▪reviewing, discussing, and approving our strategy, major financial objectives, operating plans, and other significant actions;
▪overseeing the conduct of our business and the assessment of our business and other enterprise risks to evaluate whether the business is being properly managed;
▪planning for CEO succession and monitoring management’s succession planning for other senior executives;
▪selecting the CEO, evaluating CEO performance, and determining the compensation of the CEO and other executive officers; and
▪overseeing our processes for maintaining the integrity of our financial statements and other public disclosures, and our compliance with law and ethics.
The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as necessary. At each regular Board meeting, time is reserved for the independent directors and non-employee directors to meet in executive session without the CEO present. The executive leadership team regularly attends Board meetings to present information on our business and strategy, and Board members have access to our employees outside of Board meetings. Board members are encouraged to make site visits on a worldwide basis to meet with local management; to attend Intel industry, analyst, and other major events; and to accept invitations to attend and speak at internal Intel meetings.
Strategy Oversight
The Board actively oversees Intel’s long-term business strategy and strategic priorities and is actively engaged in ensuring that Intel’s leadership and culture reflect its longstanding commitment to those subjects. The Board regularly engages with management on these topics. For example, since early 2021, and through 2022, the Board has worked closely with our new CEO in developing, announcing, and then starting to monitor the execution of “IDM 2.0”—Intel’s new strategy for innovation and product leadership—and related process technology and process leadership goals. In addition, each year, the Board:

Holds a two-day board meeting focused on strategy, including presentations from, and engagement with, many senior executives across the company	Routinely engages with senior management on critical business matters that tie to the company’s strategic priorities	Periodically travels to key facilities to meet with local management and obtain a firsthand look at the company’s operations	Meets with the next generation of leadership to ensure the pipeline remains robust, diverse, and inclusive

2023 PROXY STATEMENT	41

Risk Oversight
An important function of the Board is oversight of enterprise risk management at Intel. Risk is inherent in business, and the Board’s oversight, assessment, and decisions regarding risks occur in the context of and in conjunction with the other activities of the Board and its committees.
Defining Risk
The Board and management consider “risk” to be the possibility that an undesired event could occur that might adversely affect the achievement of our objectives. Risks vary in many ways, including the ability of the company to anticipate and understand the risk, the types of adverse impacts that could result if the undesired event occurs, the likelihood that an undesired event and a particular adverse impact would occur, and the ability of the company to control the risk and the potential adverse impacts. Examples of the types of risks Intel could potentially face include:
▪macro-economic risks, such as inflation, deflation, reductions in economic growth, or recession;
▪geopolitical risks;
▪event risks, such as natural disasters, public health crises, or cybersecurity incidents; and
▪business-specific risks related to strategy and competition, product demand, global operations, products and manufacturing, cybersecurity and privacy, intellectual property protection and theft, litigation and regulatory compliance, corporate responsibility and sustainability (including climate risk), human capital risks, and corporate governance risks.
Not all risks can be dealt with in the same way. Some risks may be readily perceived and controllable, while other risks are unknown; some risks can be avoided or mitigated by particular behavior, and some risks are unavoidable as a practical matter. In some cases, a decision may be made that a higher degree of risk may be acceptable because of a greater perceived potential for reward. Intel seeks to align its voluntary risk-taking with company strategy, and Intel understands that its projects and processes may enhance the company’s business interests by encouraging innovation and appropriate levels of risk-taking.

Purpose

- **Monitor** risks to Intel's strategic objectives over a three-year time horizon
- **Implement** key mitigation plans for identified risks
- **Identify** the top 10-15 risks annually, from a universe of >50 risks, and develop mitigation plans as appropriate for newly identified risks

Approach

- **Annual process** consists of interviews of executive team led by our CFO's office to identify top risks and mitigation efforts
  - Results are discussed with executive team, reviewed by Audit & Finance Committee, then reported by the CFO's office to the Board annually in the spring
- **Mid-year review** of the status of previously identified risks and mitigation plans, reported to Audit & Finance Committee
- **Throughout the year**, detailed Board and committee presentations are provided on risks and mitigation plans typically every quarter, and the risks are assessed by the management team and relevant risk owners and discussed with the Disclosure Committee and Audit & Finance Committee.

Results

✓ **Report** annually and as needed to the Board and its committees

✓ **Develop** mitigation plans for high-risk items

✓ **Incorporate** high-risk profiles into annual audit plan

✓ **Disclose** high-risk profiles as Risk Factors reported in 10-K

Intel considers four main categories as source of potential risk:

Risk

- Strategic Risk
- Financial Risk
- Operational Risk
- Compliance & Regulatory Risk

42

Risk Assessment Responsibilities and Processes

Management is primarily responsible for:
▪Identifying risk and risk controls related to significant business activities
▪Mapping the risks to company strategy
▪Developing programs and recommendations to determine the sufficiency of risk identification, the balance of potential risk to potential reward, and the appropriate manner in which to manage risk
With respect to the risk assessment of the company’s compensation programs, management is primarily responsible for:
▪Reviewing all significant compensation programs, focusing on programs with variable payouts
▪Assessing the company’s executive and broad-based compensation and benefits programs to determine whether the programs’ provisions and operation create undesired or unintentional material risk. The risk assessment process:
▪Includes a review of compensation program policies and practices, risk identification and control procedures, the balance of risk to reward, and the significance and risks posed by compensation programs on the company’s overall strategy
▪Takes into account compensation terms and practices that aid in controlling risk, including the compensation mix, payment periods, claw-back provisions, and stock ownership guidelines

2023 PROXY STATEMENT	43

Succession Planning and Human Capital Management Oversight
As reflected in our Corporate Governance Guidelines, the Board’s primary responsibilities include planning for CEO succession and monitoring management’s succession planning for other senior executives. The Board’s goal is to have a long-term program for effective senior leadership development and succession, as well as short-term contingency plans for emergency and ordinary course contingencies. The program plays an important role in the company’s success. The Board, as well as the current senior leadership team, understand the importance of and are keenly focused on development of internal talent and succession planning.

The Compensation Committee reviews succession planning and management development topics with the Board at least annually. The Board and the Compensation Committee work with our CEO and our Chief People Officer to plan for succession. The Board has an opportunity to meet regularly with executives at many levels across the company through formal presentations at Board meetings and informal events throughout the year. Board members also engage with senior leaders through the Board advisory committees, and consequently attain greater and deeper familiarity with senior leadership. Board members are also partnered with key senior leaders based on their backgrounds to assist with mentorship and oversight. The topic of succession planning and management development is discussed regularly in executive sessions of the Board and/or Compensation Committee. The Compensation Committee is also regularly updated throughout the year on the overall workforce’s key talent indicators.

For more information regarding our leadership changes, please see “Compensation Discussion and Analysis; Executive Summary; Our New Leadership Team” on page 76.
In addition, the Board is actively engaged in overseeing Intel’s human capital management policies and programs through the Compensation Committee, including assessing whether Intel’s culture reflects its longstanding commitment to responsibility, inclusivity, and sustainability.
Corporate Responsibility/ESG Oversight
Corporate responsibility and ESG matters play an important role at Intel, and the Board is actively involved in overseeing our corporate responsibility initiatives. A number of directors have expertise on key ESG issues. For example, Ms. Novick has extensive experience with human capital management as a co-founder and manager of various departments at BlackRock, in addition to heading BlackRock’s Investment Stewardship team and working closely with BlackRock’s Sustainable Investing team on various ESG issues; Mr. Smith oversaw Boeing’s strengthened focus on sustainability; Mr. Weisler championed diversity, inclusion, and corporate responsibility while leading HP; Dr. Lavizzo-Mourey has focused on companies’ promoting social good in public health through her work at the Robert Wood Johnson Foundation; and Dr. Goldsmith has actively promoted diversity and inclusion in electrical engineering.

Independent Board Oversight of ESG
The Board has delegated the
▪Corporate Governance and Nominating Committee the primary responsibility for oversight of ESG issues at Intel, with additional topics also reviewed by other committees,
▪Compensation Committee the responsibility for oversight of human capital issues, and
▪Audit & Finance Committee the responsibility for oversight of our ethics and compliance program.

Management provides formal updates to the Corporate Governance and Nominating Committee at least twice each year and at least annually to the full Board on the company’s ESG performance and disclosure. In 2022, this included a review of the annual Corporate Responsibility Report and updates on issues including environmental sustainability, climate risk, human capital, human rights, political accountability, and investor outreach and feedback.

44

 Cybersecurity Oversight
Cybersecurity is an important area of risk that Intel looks to manage. In conformity with industry standards (e.g., the NIST Cybersecurity Framework for operational capabilities and ISO 27001 for policy) Intel looks to address cybersecurity threats through a multi-layered approach. Intel has a dedicated Chief Information Security Officer (CISO) whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture, and processes and operations. The CISO is a part of Intel’s Office of the Chief Technology Officer (OCTO) & Software and Advanced Technology Group (SATG) organization, which works across all of the organizations within the company to protect Intel, its products, and its clients against cybersecurity risks. As part of its enterprise risk management oversight, the Audit & Finance Committee, which is made up entirely of independent directors, devotes significant time and attention to cybersecurity and product security risk. Both the Board and the Audit & Finance Committee each receive regular updates from management (at least twice annually, and more frequently as needed), as well as quarterly updates from the CISO and other cybersecurity experts, in areas such as threat intelligence, major cyber risk areas, emerging global policies and regulations, cybersecurity technologies and best practices, and cybersecurity incidents. Board members also receive cybersecurity education sessions on request from senior management.
A number of Intel directors have experience with cybersecurity risks, including Mr. Gelsinger, who was CEO of VMware following its acquisition of Carbon Black, Inc., a cyber security platform maker, and after which a Security business unit was created; Mr. Goetz who has been a member of the board of directors at Palo Alto Networks Inc., a network security solution company, for 17 years and had been a board member of Barracuda Networks Inc., a data security and storage company, for eight years; Mr. Smith whose portfolio at The Boeing Company included Boeing Horizon X, the venture capital arm of Boeing that identified and invested in start-ups that developed emerging technologies and business in markets such as cybersecurity; and Mr. Weisler who was CEO of HP Inc., which invested in malware protection software and dealt with significant cybersecurity risk.
Board Committees
The Board assigns responsibilities and delegates authority to its committees, and the committees regularly report on their activities and actions to the full Board. As of the end of 2022, the Board had four standing committees: Audit & Finance, Compensation, Corporate Governance and Nominating, and M&A. The Board also had established a special committee to oversee the Mobileye initial public offering, which included a pricing subcommittee. Each committee has the authority to engage outside experts, advisors, and counsel to assist the committee in its work.
The Board and Corporate Governance and Nominating Committee understand the importance of bringing fresh and diverse perspectives to the Board and its committees. When new directors are appointed to the Board, the Corporate Governance and Nominating Committee will use the opportunity to evaluate whether the composition of the Board committees should evolve as well to ensure the appropriate depth of skills and experiences, to be prepared for and plan for any future succession, and to reflect new perspectives especially in areas critical to the company’s strategic priorities and/or related areas of particular stockholder interest. Following the appointment of Mr. Tan and Ms. Novick, the committee and the Board undertook such a review. Based upon the Corporate Governance and Nominating Committee’s recommendation, the Board made the following changes to the committees effective December 1, 2022.
▪Audit & Finance Committee - the appointment of Dr. Andrea Goldsmith, Dr. Omar Ishrak, and Barbara Novick; and rotation off of Dr. Tsu-Jae King Liu and Frank Yeary
▪Compensation Committee - the appointment of James Goetz and Barbara Novick, and rotation off of Alyssa Henry and Dr. Omar Ishrak
▪Corporate Governance and Nominating Committee - the appointment of Alyssa Henry and Dr. Tsu-Jae King Liu, and the rotation off of James Goetz
Each standing committee has a written charter approved by the Board. We post each charter in the Corporate Governance section of our website at www.intc.com/board-and-governance.
As discussed above, the Board has determined that each member of the Audit & Finance, Compensation, and Corporate Governance and Nominating Committees is an independent director in accordance with Nasdaq standards, as is each M&A Committee member other than Lip-Bu Tan.

2023 PROXY STATEMENT	45

Audit & Finance Committee (Membership as of March 1, 2023)

11 Committee Meetings in 2022
Primary Responsibilities
▪Assists the Board in its general oversight of our financial reporting, internal controls, and audit functions
▪Appoints and retains our independent registered public accounting firm, managing its compensation, and overseeing its work
▪Reviews and discusses with management our major financial, product security, and cybersecurity risk exposures, and the steps management has taken to monitor and control such exposures; and our annual enterprise risk management assessment
▪Receives periodic reports from the Company’s Chief Compliance Officer, no less than annually, on the operation and effectiveness of our corporate compliance program
▪Oversees compliance with our Code of Conduct
▪Assists the Board in its oversight of global treasury activities; derivatives transactions; financial risk management; off-balance sheet arrangements; capital structure and capital allocation strategy; financing requirements; capital expenditures; dividends; stock repurchase authorizations; investor relations activities; global tax strategy and tax planning; insurance and self-insurance programs; and retirement plans
▪Annually reviews and approves on behalf of the company and its subsidiaries the company’s decisions to enter into swaps that are exempt from mandatory exchange execution and clearing pursuant to the Commodity Exchange Act “end-user” and “treasury affiliate” exceptions
Member Qualifications and Independence
The Board has determined that each Audit & Finance Committee member is sufficiently proficient in reading and understanding the company’s financial statements to serve on the Audit & Finance Committee and independent as defined by the Exchange Act, the SEC’s rules, and Nasdaq’s listing standards.
Recent Committee Focus Areas
During the past year, the Audit & Finance Committee’s oversight focused on, among other things,

Gregory D. Smith* [1,2] (Chair)

Dr. Andrea J. Goldsmith[3]

Dr. Omar Ishrak[3]

Dr. Risa Lavizzo-Mourey

Barbara G. Novick[3]

	▪key financial reporting and disclosure matters, ▪critical accounting estimates, ▪treasury matters, ▪capital structure and capital allocation strategy, ▪ethical and legal compliance, ▪internal audits,	▪tax and litigation matters, ▪antitrust compliance, and ▪enterprise risk management, including cybersecurity and product security.

* Board determined to qualify as “audit committee financial expert” under SEC rules 1-2 Committee member possesses above-referenced qualifications [3]Joined the committee as of December 1, 2022.
Additional Information
The responsibilities and activities of the Audit & Finance Committee are described in detail in “Report of the Audit & Finance Committee” on page 65 in this proxy statement and the Audit & Finance Committee’s charter (available at www.intc.com/board-and-governance/governance-documents).

46

 Compensation Committee (Membership as of March 1, 2023)

8 Committee Meetings in 2022
Primary Responsibilities
▪Reviews and approves salaries, bonuses, and other matters related to the compensation of our executive officers
▪Reviews and approves the performance measures and goals for our executive officers
▪Reviews and grants equity awards to our executive officers
▪Reviews and determines other compensation policies, handles many compensation-related matters, and makes recommendations to the Board and to management on employee compensation and benefit plans
▪Administers Intel’s equity incentive plans
▪Reviews input, analysis, and advice from its independent executive compensation consultant regarding Intel’s executive compensation philosophy, peer groups, pay positioning (by pay component and in total) relative to peer companies, compensation design, equity usage and allocation, and risk assessment under Intel’s compensation programs
▪Reviews Intel’s programs and practices related to executive workforce diversity and executive compensation program administration in a non-discriminatory manner
▪Oversees the company’s strategies, initiatives, and programs with respect to human capital management (e.g., company culture); talent recruitment, development and retention; employee engagement, diversity, and inclusion; and management development and succession planning for CEO & other senior leaders
Member Independence
The Board has determined that each Compensation Committee member is independent as defined by the Exchange Act, the SEC’s rules, and Nasdaq’s listing standards, and a “non-employee director” as defined in the SEC rules.
Recent Committee Focus Areas
During the past year, the Compensation Committee’s oversight focused on, among other things,

Dion J. Weisler[1,2,3,4] (Chair)

James J. Goetz[1,3,5]

Dr. Risa Lavizzo-Mourey[1,4]
▪compensation program strategy and design, including:
▪changing compensation programs (including CEO’s new-hire equity awards) to reflect stockholder feedback and increase pay-for-performance rigor,
▪creating a deliberate engagement plan to understand and decisively respond to stockholder feedback,
▪aligning annual and long-term variable pay plans to the strategy to accelerate Intel’s transformation,
▪confirming peer groups and market data to reflect highly competitive market for talent,

▪ pay-for-performance components of compensation plans to reinforce a results-driven culture,
▪human capital management strategy to deliver talent required for the long-range plan, including:
▪organization human capital initiatives and programs,
▪recruitment and retention strategies,
▪culture and values revitalization, and
▪succession planning and leadership development.

Barbara G. Novick[1,2,4,5]

1-4 Committee member possesses above-referenced qualifications [5]Joined the committee as of December 1, 2022.
The Compensation Committee is responsible for determining compensation for Intel executives (including our CEO). The Compensation Committee can designate one or more of its members to perform duties on its behalf, subject to reporting to or ratification by the Compensation Committee, and can delegate to other Board members, or an officer or officers of the company, the authority to review and grant stock-based compensation for employees who are not executive officers.
Additional Information
Information with respect to the use of compensation consultants and the Compensation Committee’s process for determining executive compensation are described in “Compensation Discussion and Analysis” on page 71, “Report of the Compensation Committee” on page 98, and “Executive Compensation Tables” on page 99, in this proxy statement, and the Compensation Committee’s charter (available at www.intc.com/board-and-governance/governance-documents).

2023 PROXY STATEMENT	47

Corporate Governance and Nominating Committee (Membership as of March 1, 2023)

7 Committee Meetings in 2022

Senior Leadership 3/5[1]

Government, Legal, Regulatory, and Policy 1/5[2]

Public Company Board 5/5[3]

Primary Responsibilities
▪Identifies, evaluates, and recruits individuals to become Board members
▪Reviews matters of corporate governance, director independence, corporate responsibility and sustainability performance, such as environmental, sustainability, climate risk, human capital, political activities and expenditures, and stakeholder issues, and periodically reports on these matters to the Board
▪Periodically reviews and assesses our stockholder engagement process, and reviews and reports stockholder feedback to the Board and works with the Board and management to address
▪Periodically reviews and assesses the effectiveness of the Board’s Corporate Governance Guidelines, recommends to the Board proposed revisions to the Guidelines and committee charters, and reviews the poison pill policy
▪Makes recommendations to the Board regarding the size and composition of the Board and its committees
▪Reviews stockholder proposals and recommends actions on such proposals
▪Reviews and makes recommendations to the Board on compensation for our non-employee directors
▪Manages the annual process of evaluating the Board, its committees, and the individual directors, in coordination with the Board Chair
Member Independence
The Board has determined that each Corporate Governance and Nominating Committee member is independent as defined by Nasdaq’s listing standards.
Recent Committee Focus Areas
During the past year, the Corporate Governance and Nominating Committee’s oversight focused on, among other things,

Dr. Risa Lavizzo-Mourey (Chair)[1,2,3]

Alyssa H. Henry[1,3,4]

Dr. Omar Ishrak[1,3]

Dr. Tsu-Jae King Liu[3,4]

Frank D. Yeary[3]
▪Board and committee composition and disclosure,
▪director recruitment and onboarding,
▪Intel’s Corporate Responsibility Report and trends (including ESG focus areas such as environmental sustainability, climate risk, GHG emissions, human capital, human rights issues, and political accountability),
▪non-employee director compensation,
▪Board, committee, and individual director performance,
▪political contributions, and
▪investor outreach and feedback.

1-3 Committee member possesses above-referenced qualifications [4]Joined the committee as of December 1, 2022.
Additional Information
The responsibilities and activities of the Corporate Governance and Nominating Committee are described in more detail in “Director Nomination Process” on page 33, “Board Evaluations” on page 39, and “Corporate Responsibility/ESG Oversight” on page 44 in this proxy statement and the Corporate Governance and Nominating Committee’s charter (available at www.intc.com/board-and-governance/governance-documents).

48

M&A Committee (Membership as of March 1, 2023)

5 Committee Meetings in 2022

Global/International	3/5[1]
Financial Expertise	3/5[2]
Industry and IT/Technical	4/5[3]
Operating and Manufacturing	1/5[4]
Emerging Technologies and Business Models	5/5[5]
Business Development and M&A	4/5[6]

Primary Responsibilities
▪Reviews and provides guidance to management and the Board on the company’s M&A and venture investment strategies as they relate to the company’s overall corporate strategy
▪Reviews, assesses, and approves in accordance with the investments, acquisitions, and divestitures resolutions adopted by the Board, certain mergers, acquisitions, divestitures, joint ventures, and other strategic investments
▪Reviews, assesses, and makes recommendations to the Board, with management, with respect to transactions requiring full Board approval
▪Reviews and evaluates at least annually the performance, including strategic, financial, operational, and integration of the company’s completed transactions
▪Provides to the full Board on a regular basis a report on the committee’s activities
Member Independence
The Board has determined that each M&A Committee member other than Lip-Bu Tan is independent as defined by Nasdaq’s listing standards.
Additional Information
The responsibilities and activities of the M&A Committee are described in more detail in the M&A Committee’s charter (available at www.intc.com/board-and-governance/ governance-documents).

Frank D. Yeary[2,5,6] (Chair)

James J. Goetz[3,5,6]

Alyssa H. Henry[1,3,5]

Lip-Bu Tan[1,2,3,5,6]

Dion J. Weisler[1,2,3,4,5,6]

1-6 Committee member possesses above-referenced qualifications

2023 PROXY STATEMENT	49

 Mobileye Offering Special Committee (Membership as of March 1, 2023)

5 Committee Meetings in 2022 (including 3 by pricing subcommittee)
Primary Responsibilities
▪Reviews, authorizes, and approves the terms and conditions of the Board approved offering of Mobileye shares, including the aggregate number of shares, the public offering price, and the underwriting discount and commission to be paid in connection with the sale of the shares
▪Reviews the registration statement, including any supplements, stickers amendments, prospectuses and or associated documentation
▪Reviews, authorizes, and approves any governing documents, certificates, and instruments necessary or appropriate for or in connection the offering and any corporate restructuring matters in connection with the offering
▪Provides to the full Board on a regular basis a report on the committee’s activities

Patrick G. Gelsinger [1,3,4,5]

James J. Goetz[3,4,5]

Alyssa H. Henry[1,3,4]

Gregory D. Smith [1,2,4,5]

Frank D. Yeary[1,2,4,5]

1-5 Committee member possesses above-referenced qualifications

50

Advisory Committees
From time to time, the Board approves the creation of advisory committees as the Board deems necessary or appropriate in its sole discretion.  The membership of some of our advisory committees are publicly disclosed, while others are maintained in confidence due to privacy and other sensitivity considerations. Each advisory committee is led by a Board member and includes outside experts to provide a strong “outside-in” perspective to the Board and management in key strategic areas. The purpose of the advisory committees is to benefit the Board and augment the experiences and backgrounds of the directors as they exercise their fiduciary duties and oversee the company. Any advisory committees established by the Board are independent of management and the members of the advisory committees are appointed and removed by the Board and serve at the Board’s pleasure. The size, charters, and scope of responsibilities of any advisory committee are set by the Board from time to time.
 The Board sets from time to time the compensation of the advisory committee members. Beginning in September 2022, it is Intel’s policy that the annual compensation of the advisory committee members may not exceed an amount that would preclude a member from being determined by the Board to be eligible to be “independent” as such term is defined in Nasdaq’s rules. Any member of the Board who serves on any advisory committee does not receive additional compensation for their advisory committee service. Any such service is considered to be part of the director’s service as a director, for which he or she is already compensated. The Board approves the expenditure of any funds necessary and appropriate to the creation and maintenance of the advisory committees.
The Board evaluates the need for advisory committees from time to time and may establish new committees and sunset others as the company’s needs change. During 2022, the advisory committees of the Board included:
Architecture Advisory Committee. The committee provides strategic guidance and advice to management and the Board on architectural strategies, designs, choices, and decisions; developments that may affect the architecture ecosystem; and emerging technologies. The committee is chaired by Dr. Andrea J. Goldsmith.
Government Affairs Advisory Committee. The committee provides advice, guidance, counsel, and expertise to management and the Board with respect to governmental affairs strategies, primarily in the US, initiatives, programs, trends, developments, partnerships, alliances, and relationships that will both protect and drive the growth of the company’s business. The committee is chaired by Dr. Omar Ishrak. In the fourth quarter of 2022, the Board determined that the Government Affairs Advisory Committee had met the Board’s objectives and sunset the committee effective at the end of the first quarter of 2023. The Board is considering establishing new regional advisory committees in 2023 for Europe and Asia. If established by the Board, it is expected that these regional advisory committees will focus on technical and commercial matters, as well as government affairs.
Technology Advisory Committee. The committee helps identify, evaluate, and monitor important trends in process technology development, including design enablement and packaging technology development. The committee is chaired by Dr. Tsu-Jae King Liu.
Technology, Manufacturing, and Foundry Advisory Committee. The committee provides advice, guidance, counsel, and expertise to management and the Board on creating an internal foundry model, including producing a world-class, full service technology, manufacturing, and systems foundry organization. The committee is chaired by Lip-Bu Tan.

2023 PROXY STATEMENT	51

Stockholder Engagement
Our relationship with our stockholders is an important part of our company’s success and we have a long tradition of engaging with our stockholders and obtaining their perspectives. During 2022, we continued our extensive outreach efforts, paying particular attention to stockholders’ concerns regarding our executive compensation programs and last year’s Say-on-Pay vote, and our integrated outreach team led by our Compensation Committee Chair, Chief People Officer, Investor Relations group, Human Resources, Corporate Responsibility office, and Corporate Secretary office, met to discuss a wide variety of issues with stockholders.
Regular Integrated Engagement. During 2022, including our spring (before the 2022 Annual Stockholders Meeting) and fall outreach:

▪we contacted approximately 50 of our stockholders for engagement, representing approximately 75% of Intel’s institutionally-held shares of common stock (or 44% of Intel’s outstanding shares in aggregate),
▪we engaged with stockholders representing over 50% of Intel’s institutionally-held shares (or 30% of Intel’s outstanding shares in aggregate), in many cases multiple times throughout the year, and
▪our Board Chair and/or Compensation Committee Chair engaged stockholders, representing over 40% of Intel’s institutionally-held shares (or 26% of Intel’s outstanding shares in aggregate).
>40 separate stockholder meetings throughout the year ~50 stockholders contacted for engagement

	Total Contacted	~75% Inst O/S1

	Total Engaged	>50% Inst O/S1

Director Engaged >40% Inst O/S1

In the months following the 2022 Say-on-Pay vote, the Compensation Committee executed an expanded engagement program designed specifically around compensation with the goal of identifying and promptly implementing changes that would be responsive to stockholder feedback. (see “Stockholder Engagement Shaped Our Response to the 2022 Say-on-Pay Vote” on page 72 for additional information)
ESG Engagement. In addition to our regular integrated outreach team engagements, we hold a series of meetings every year with a number of our institutional stockholders focused on environmental, social, and governance (ESG) performance and disclosure. In the fall of 2022, we invited institutional investors representing 72% of shares held by institutional investors, as well as other important ESG stakeholders such as proxy advisors and rating agencies, to participate in our annual virtual ESG roadshow. Approximately 30 firms, including stockholders representing approximately 30% of shares held by institutional investors, participated in the meetings. The sessions covered strategy and ESG governance; an overview of our corporate responsibility; updates on the key topics of diversity and inclusion, environmental sustainability, product sustainability, supply chain responsibility and responsible AI; with break out discussions on environmental and social matters. Presenters included the Chief People Officer and executive sponsor of ESG, the Chief Diversity & Inclusion Officer; the Chief Sustainability Officer; the Chief Product Sustainability Officer; and representatives of Corporate Responsibility, Supply Chain Responsibility, and Responsible AI.
Philosophy. We believe that our approach to engaging openly with our stockholders on topics such as strategy, corporate governance, executive compensation, and corporate responsibility drives increased corporate accountability, improves decision making, and ultimately creates long-term value. We are committed to:
▪Accountability. Drive and support leading corporate governance and Board practices to promote oversight, accountability, and good decision making.
▪Transparency. Maintain high levels of transparency on a range of financial, governance, and corporate responsibility issues to build trust and sustain two-way dialogue that supports our business success.
▪Engagement. Proactively engage with stockholders and stakeholder groups in dialogue on a range of topics to identify emerging trends and issues to inform our thinking and approach.
We pursue multiple avenues for stockholder engagement, including video and teleconference meetings with our stockholders, participating at various conferences, and issuing periodic reports on our activities. Through these activities, we discuss and receive input, provide additional information, and address questions on our corporate strategy, executive compensation programs, corporate governance, and other topics of interest to our stockholders, such as our corporate responsibility activities discussed below. These engagement efforts with our stockholders allow us to better understand our
1Intel’s institutionally-held shares (Inst O/S) calculated as of August 30, 2022

52

stockholders’ priorities and perspectives, and provide us with useful input concerning our corporate strategy and our compensation and corporate governance practices. We actively engage with our stockholders on a year-round basis and integrate the information we learn through these activities into our governance calendar, as reflected below.
Stockholder Engagement Cycle
For example, following the 2022 Say-on-Pay vote, the Compensation Committee executed an expanded engagement program designed specifically around compensation with the goal of identifying and promptly implementing changes that would be responsive to stockholder feedback.
The feedback we receive from stockholders and stakeholder groups through these activities is communicated to the Corporate Governance and Nominating Committee (CGN) and the Compensation Committee on a regular basis throughout the year, and to our full Board once a year. After careful review, our CGN recommends to the Board whether enhancements to our company’s policies and practices are appropriate to meet stockholder expectations relating to new issues or emerging trends.
Below is a summary of the feedback we received through our 2022 stockholder engagement program and how we responded.

2023 PROXY STATEMENT	53

What We Heard From Stockholders	Our Perspective / How We Responded

Board refreshment, composition, and experiences: Acknowledgment of the Board’s refreshment efforts but questions around the Board’s near-term priorities given strategic plans
Since 2018, we have added seven new, non-employee directors, whose industry and information technology (IT)/technical, operating and manufacturing, software, emerging technologies, human capital, and other experiences have been invaluable to the Board’s oversight of our strategic priorities (see “Board Diversity and Refreshment” beginning on page 35).

Those additional skills, experiences, and perspectives complimented the Board’s mix of skills and experiences, which include Dr. Liu’s industry and technical experience directly related to Intel’s semiconductor device research and development.

In 2022, the Board continued to focus its Board evaluation process on identifying the particular skill sets and vantage points that the company was lacking on the Board or in committees (see “Board Evaluations” beginning on page 39).

During 2022, the CGN engaged an independent search firm to help identify demographically diverse, potential Board candidates with industry/technology experience and investment, finance, and stockholder interest advocacy experience (see “Use of Search Firms and Commitment to Diverse Candidates” on page 33).

In the second half of 2022, the Board appointed two new directors, Mr. Tan and Ms. Novick, to the Board who together bring valued deep semiconductor industry and investment, financial, and investor focused advocacy experience (see “Director Nominees” and “Board Refreshment, Composition, and Diversity Partnerships and Candidate Sourcing” beginning on pages 27 and 35).

The Board also refreshed its leadership and committee compositions afterwards (see “Board Leadership Structure” and “Board Committees” on pages 40 and 45).
This year, we augmented our disclosure in each of the above referenced sections.

Risk oversight: Interest in better understanding Board’s process for overseeing Intel’s risk management	We have bolstered our disclosure regarding the Board’s process for overseeing Intel’s enterprise risk management (see “Risk Oversight” beginning on page 42).

Succession planning oversight: Questions around Board’s succession planning oversight
We have increased our disclosure regarding the activities and engagements that the Board has with senior leaders that help create the basis for its succession planning oversight - an area of great focus for the Board (see “Succession Planning and Human Capital Management Oversight” on page 44).

Directors’ outside board commitments: Questions around directors’ outside board commitments and Board’s evaluation of them
Our Board and CGN recognize the increasing complexity of directors’ responsibilities and the significant time commitments that Board and committee memberships demand, and therefore annually review the limits for outside public company board commitments contained in the Corporate Governance Guidelines to ensure they remain appropriate and promote strong governance practices (see “Directors’ Outside Board Commitments” on page 33).

In late 2022, our Board amended the Corporate Governance Guidelines to establish tighter limitations on the number of outside public company board memberships a sitting executive officer and NEO can maintain in line with changing market standards (see “Directors’ Outside Board Commitments” on page 33).

As part of the director nomination process, the CGN and Board evaluate any other public company board commitments of our director nominees, including Alyssa Henry, Dr. Risa Lavizzo-Mourey, and Lip-Bu Tan, to determine whether they could impair the nominee’s ability to serve on our Board. All of our nominees meet the public company board limitations established by the Board and in addition to their extensive background and expertise, we believe each of them has sufficient time, bandwidth, and capacity to effectively serve the company and our stockholders on the Board (see “Directors’ Outside Board Commitments” on page 33).

54

What We Heard From Stockholders	Our Perspective / How We Responded

We have included an entirely new section in our disclosure highlighting the Board’s and CGN’s focus on and approach to the topic, the factors considered as part of the review of outside commitments of director nominees, and how they applied those factors in their review of any directors who reach or exceed the permitted limits to determine whether their nominations are in the best interest of stockholders (see “Directors’ Outside Board Commitments” on page 33).

Environmental and social practices: Questions about cultural transformation, and diversity, equity and inclusion (DEI) efforts	We have continued to provide disclosure in our 2021-2022 Corporate Responsibility Report describing the company’s efforts in revitalizing and evolving the culture to support our strategy.

We have published in our 2021-2022 Corporate Responsibility Report additional information with respect to all of our DEI efforts, including the created Employee Inclusion Survey which was developed to attain deeper understanding of how different employee populations experience inclusion at Intel, identify opportunities for improvement, and better understand root causes of any systemic issues and how to address them.

For a detailed discussion of additional specific feedback we received on our executive compensation programs, see “Compensation Discussion and Analysis; Executive Summary; Stockholder Engagement and the 2022 Say-on-Pay Vote” on page 72.

Communications from Stockholders to Directors
The Board recommends that stockholders initiate communications with the Board, the Chair of the Board, or any Board committee by writing to our Corporate Secretary. You can find the address in the “Other Matters” section of this proxy statement. This process assists the Board in reviewing and responding to stockholder communications. The Board has instructed our Corporate Secretary to review correspondence directed to the Board and, at the Corporate Secretary’s discretion, to forward items that she deems to be appropriate for the Board’s consideration.
Corporate Responsibility/ESG

Our continuing commitment to corporate responsibility and sustainability is embedded in our purpose. That commitment—built on a strong foundation of transparency, governance, ethics, and respect for human rights—creates value for Intel and our stockholders by helping us mitigate risks, reduce costs, build brand value, and identify new market opportunities to apply our technology to help address society’s most complex issues. Through our long-term focus on advancing transparency, setting ambitious goals, and integrating corporate responsibility across all aspects of our business, we have driven meaningful results and challenged ourselves to achieve higher levels of performance over time.
We established formal Board-level oversight responsibility for corporate responsibility in 2003 (with different committee level delegation set forth in “Board Responsibilities & Committees - Corporate Responsibility/ESG Oversight” on page 44) and, since 2008, have linked a portion of employee and executive pay to corporate responsibility factors. In 2020, we created our RISE strategy and established our 2030 corporate responsibility goals (2030 goals), through which we aim to leverage our leadership position in the global technology ecosystem to create a more responsible, inclusive, and sustainable world, enabled through our technology and the expertise and passion of our employees. Our RISE strategy and 2030 goals are deeply rooted in our corporate purpose and aligned with our business strategy to enable us to create value for our customers, investors, employees, and other stakeholders over the next decade and beyond. More information on our 2030 goals, including our progress to date, is included in our Corporate Responsibility Report.1

A foundational element of our approach to corporate responsibility is our commitment to transparency, and we regularly evaluate the effectiveness of our ESG reporting based on review of external reporting frameworks and direct feedback from our stockholders and other stakeholders. For more information on how our focus on corporate responsibility creates value for Intel and our stockholders, see the “Our Capital” section on pages 10 of this proxy statement and in our 2022 Annual Report on Form 10-K, as well as our most recent Corporate Responsibility Report.[1]

ESG Reporting Aligned with external frameworks: ▪TCFD ▪SASB ▪GRI ▪IIRC ▪CDP Climate Change Survey
1The contents of our Corporate Responsibility Report are referenced for general information only and are not incorporated by reference in this proxy statement.

2023 PROXY STATEMENT	55

Director Compensation
The general policy of the Board is that compensation for non-employee directors should be a mix of cash and equity, with the majority of compensation provided in the form of equity.
Annual Review of Director Compensation. The Corporate Governance and Nominating Committee (CGN), consisting solely of independent directors, has the primary responsibility for reviewing director compensation and considering any changes in how we compensate our non-employee directors. The CGN reviews director compensation on an annual basis, considering factors such as workload and market data. The Board annually reviews the committee’s recommendations and determines the amount of director compensation.
The CGN engages the Compensation Committee’s independent compensation consultant to assist the committee with the director compensation programs. The director peer group is the same as the peer group considered by the Compensation Committee in setting executive compensation for 2022 and as of July 2022, consisted of 17 technology companies, as described in detail below under “Compensation Discussion and Analysis; External Competitive Considerations for 2022” on page 81. The committee targets cash and equity compensation at the median of the director peer group.
For 2022, the Board made no changes to the annual compensation for non-employee directors from 2021. The 2022 annual compensation for non-employee directors consisted of the elements shown in the below table. Effective March 1, 2023, the Board decided to temporarily reduce by 25% the cash retainer portion of their directors’ fees, and the Chair Mr. Yeary also decided to temporarily reduce by 25% his additional Chair cash retainer fee. The Board took these actions as part of Intel’s broader cost control efforts, which included pay reductions across the board for the company’s senior leadership team through mid-level employees.

Board Fees

Committee Fees[1]

Independent Board Chair Fee[1]

1Paid in quarterly installments.
Intel does not pay its management directors for Board service in addition to their regular employee compensation. For 2022, Mr. Gelsinger served as our employee director and did not receive any compensation for his service as a member of our Board.

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Director Compensation For Fiscal Year 2022
The following table details the compensation of Intel’s non-employee directors for the 2022 fiscal year.

Name		Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	All Other Compensation[2] ($)	Total ($)
James J. Goetz	[3]	—	277,400	—	277,400
Andrea J. Goldsmith	[4]	93,800	198,000	—	291,800
Alyssa H. Henry	[5]	—	299,500	—	299,500
Omar Ishrak		278,800	198,000	10,000	486,800
Risa Lavizzo-Mourey		135,000	198,000	10,000	343,000
Tsu-Jae King Liu		105,000	198,000	10,000	313,000
Barbara G. Novick	[6]	28,800	—	—	28,800
Gregory D. Smith	[4]	125,000	198,000	10,000	333,000
Lip-Bu Tan	[7]	—	149,700	62,500	212,200
Dion J. Weisler	[8]	—	298,400	—	298,400
Frank D. Yeary	[4]	125,000	198,000	11,000	334,000
1With respect to all directors except Lip-Bu Tan and Barbara Novick, includes May 12, 2022, Annual Equity Award of 4,828 RSUs with a grant date fair value computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 and assuming a risk-free rate of return of 1.50% and a dividend yield of 3.44%. For additional information, see “RSUs in Lieu of Fees” and “Annual Equity Awards” below.
2The Intel Foundation made matching charitable contributions on behalf of Dr. Omar Ishrak ($10,000 ), Dr. Risa Lavizzo-Mourey ($10,000), Dr. Tsu-Jae King Liu ($10,000), Gregory Smith ($10,000), and Frank Yeary ($11,000). Directors’ charitable contributions to schools and universities that meet the guidelines of Intel’s employee charitable matching gift program are eligible for matching funds. Lip-Bu Tan received $62,500 in compensation in 2022 as an advisory board committee member prior to becoming a director.
3James Goetz (i) was granted 1,703 RSUs on January 31, 2022 in lieu of his annual cash retainer for 2021, with the grant date fair value computed in accordance with ASC Topic 718 and assuming a risk-free rate of return of 0.35% and a dividend yield of 3.04% and (ii) elected RSUs in lieu of his 2022 cash fees, and these RSUs were granted in January 2023.
4Dr. Andrea Goldsmith, Gregory Smith, and Frank Yeary elected to defer their 2022 annual cash compensation until their retirement from the Board.
5Alyssa Henry (i) was granted 2,176 RSUs on January 31, 2022 in lieu of her annual cash retainer for 2021, with the grant date fair value computed in accordance with ASC Topic 718 and assuming a risk-free rate of return of 0.35% and a dividend yield of 3.04% and (ii) elected RSUs in lieu of her 2022 cash fees, and these RSUs were granted in January 2023.
6Barbara Novick joined the Board on December 1, 2022 and will be granted an award of non-employee director time-based restricted stock units in the first quarter of 2023.
7Lip-Bu Tan joined the Board on September 1, 2022, and was granted 5,524 RSUs on October 30, 2022, with the grant date fair value computed in accordance with ASC Topic 718 and assuming a risk-free rate of return of 4.25% and a dividend yield of 5.12%.
8Dion Weisler (i) was granted 2,152 RSUs on January 31, 2022 in lieu of his annual cash retainer for 2021, with the grant date fair value computed in accordance with ASC Topic 718 and assuming a risk-free rate of return of 0.35% and a dividend yield of 3.04% and (ii) elected RSUs in lieu of his 2022 cash fees, and these RSUs were granted in January 2023.
RSUs in Lieu of Fees. Under the “RSUs in Lieu of Cash Election” program, non-employee directors can elect to receive 100% of their cash compensation in the form of RSUs (but not less than 100%). RSUs elected in lieu of payments in cash generally vest on the one-year anniversary of the grant date.
Annual Equity Awards. Each non-employee director received annual grants of RSUs with a target value on the grant date of approximately $220,000. The fair value of an RSU for accounting purposes is discounted for the present value of dividends that are not paid on RSUs prior to vesting. The grant date and vesting of the RSUs align with the intended service on the Board, from election at the annual stockholders’ meeting to the date that is the earlier of the one-year anniversary of the grant date or the date of the next annual stockholders’ meeting.
All unvested RSU shares are payable upon retirement from the Board if a director is 75 years old (or 72 years for RSU awards granted prior to May 2022) or has at least seven years of service on the Board. Directors do not receive dividend equivalents on unvested RSUs.
Deferred Compensation Program. This program allows non-employee directors to defer their cash and equity compensation. Under the cash deferral program, directors may defer up to 100% of their cash compensation and receive an investment return on the deferred funds as if the funds were invested in Intel common stock. Participants receive credit for

2023 PROXY STATEMENT	57

reinvestment of dividends under this cash deferral program. Plan participants must elect irrevocably to receive the deferred funds either in a lump sum or in equal annual installments over five or 10 years, and to begin receiving distributions either at retirement or at a future date not less than 24 months from the election date. This deferred cash compensation is an unsecured obligation for Intel.
The equity deferral program allows directors to defer the settlement of their vested equity awards until termination of service. Directors do not receive dividends on deferred vested equity awards.
Outstanding Equity Awards for Directors At Fiscal Year-End 2022
The following table provides information on the outstanding equity awards held at fiscal year-end 2022 by the non-employee directors who served during fiscal 2022. Market value is determined by multiplying the number of shares by the closing price of Intel common stock on Nasdaq on the last trading day of the fiscal year unless otherwise specified.

	Stock Units
Name	Outstanding Equity Awards[1,2] (#)	Market Value of Outstanding Equity Awards ($)
James J. Goetz	6,531	172,600
Andrea J. Goldsmith	4,828	127,600
Alyssa H. Henry	7,004	185,100
Omar Ishrak	4,828	127,600
Risa Lavizzo-Mourey	10,974	290,000
Tsu-Jae King Liu	4,828	127,600
Barbara G. Novick	—	—
Gregory D. Smith	18,959	501,100
Lip-Bu Tan	5,524	146,000
Dion J. Weisler	6,980	184,500
Frank D. Yeary	18,451	487,700
1Includes (i) unvested RSUs and (ii) vested but deferred equity awards for the following directors: Dr. Risa Lavizzo-Mourey (6,146), Gregory Smith (14,131), and Frank Yeary (13,623). Awards in this column may become payable upon the director’s retirement from the Board, depending on the director’s age or length of service.
2Annual RSUs vest 100% on the earlier of the one-year anniversary of the grant date or the date of the next annual stockholders’ meeting; RSUs in lieu of cash fees vest 100% on the one-year anniversary of the grant date.
Non-Employee Director Stock Ownership Guidelines. Intel’s stock ownership guidelines state that each non-employee director must acquire and hold at least five times (5x) the annual cash retainer amount within five years of joining the Board. Unvested RSUs do not count toward this requirement. Deferred RSUs count toward this requirement once they vest. As of December 31, 2022, each non-employee director nominee had met these ownership guidelines or still had time to do so.
Equipment. Intel provides each non-employee director a laptop computer for personal use and offers each director the use of other equipment employing Intel technology.
Travel Expenses. Our Board compensation does not include meeting fees. We reimburse our directors for their travel and related expenses in connection with attending Board and committee meetings and Board-related activities, such as Board advisory committee meetings, Intel site visits, and sponsored events, as well as continuing education programs. Given the significant value to Intel of director interactions with each other and with Intel employees, as well as the pandemic, Intel and the Board authorized the use of private chartered airfare for certain Intel-related travel by directors in 2021 and 2022.

58

Certain Relationships and Related Transactions
The Board’s Audit & Finance Committee is responsible for the review, approval, or ratification of “related-person transactions” involving Intel or its subsidiaries and related persons. Under SEC rules, a related person is a director, executive officer, nominee for director since the beginning of the previous fiscal year, or a greater than 5% beneficial owner of the company at the time of the applicable transaction, and their immediate family members. Intel has adopted written policies and procedures that apply to any transaction or series of transactions in which the company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest.
Pre-Cleared Transaction Categories. The Audit & Finance Committee has determined that, barring additional facts or circumstances, a related person does not have a direct or indirect material interest in the following categories of transactions:
▪any transaction with another company for which a related person’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s shares, if the amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenue;
▪any charitable contribution, grant, or endowment by Intel or the Intel Foundation to a charitable organization, foundation, or university for which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the amount involved does not exceed the lesser of $1 million or 2% of the charitable organization’s total annual receipts, or any matching contribution, grant, or endowment by the Intel Foundation;
▪compensation to executive officers determined by the Compensation Committee;
▪compensation to directors determined by the Board;
▪transactions in which all security holders receive proportional benefits; and
▪banking-related services involving a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar service.
Review Process. Intel personnel in the Legal and Finance departments review transactions involving related persons that are not included in one of the preceding categories. If they determine that a related person could have a significant interest in such a transaction, information regarding the transaction is shared with the Audit & Finance Committee for review. The Audit & Finance Committee determines whether the related person has a material interest in a transaction and may approve, ratify, rescind, or take other action with respect to the transaction in its discretion. The Audit & Finance Committee reviews all material facts related to the transaction and takes into account, among other factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; the extent of the related person’s interest in the transaction; and, if applicable, the availability of other sources of comparable products or services.
Transactions in 2022. Since the beginning of 2022, the only related-person transactions under the relevant standards are the following, which were reviewed and approved by the Audit & Finance Committee:
▪The $125,000 of annual compensation payable on a quarterly basis to Lip-Bu Tan for his service on a board advisory committee prior to joining the Board.
▪Nicole Schlappi, the sister of Michelle Johnston Holthaus, the company’s Executive Vice President and GM of CCG, is employed by the company as a non-technical program manager. In addition, Kenneth Holthaus, the brother-in-law of Ms. Holthaus, is employed by the company as a technical project manager. In fiscal year 2022, the aggregate compensation paid to Nicole Schlappi and Kenneth Holthaus, including base salary, incentive compensation, and long-term incentive equity awards was approximately $232,600 and $374,000, respectively. We compensate these individuals in a manner consistent with our practices that apply to other similarly situated company employees.
▪In addition, Mr. Holthaus was a participant in the company’s Corporate People Movement initiative, whereby his estimated exit date is March 31, 2023. If he is not redeployed elsewhere in the company and signs and does not revoke a release, he will be entitled to severance based on years of service and up to 12 months of paid COBRA premiums, all on the same terms as other similarly situated participants.
▪Members of our Board and executive officers participated in Mobileye Global Inc.’s directed share program associated with Mobileye’s IPO. Under the program, 2,050,000 shares of Mobileye’s Class A common stock, or 5% of the shares offered by the company in the IPO, were made available for purchase at the same $21 per share IPO price available to the general public. The following directors and executive officers (as defined in the SEC rules) made purchases in excess of $120,000: Patrick P. Gelsinger, James J. Goetz, Michelle Johnston Holthaus, Dr. Omar Ishrak, Lip-Bu Tan, and Frank Yeary. Morgan Stanley & Co. LLC administered the program.

2023 PROXY STATEMENT	59

Security Ownership of Certain Beneficial Owners and Management
The following table presents the beneficial ownership of our common stock by beneficial owners of more than 5% of our common stock, each of our directors and NEOs, and all of our current directors and executive officers as a group. This information is as of March 1, 2023, except as otherwise indicated in the notes to the table. Amounts reported under “Shares Beneficially Owned” include the number of shares subject to RSUs and stock options that become exercisable or vest within 60 days of such date (which are shown in the columns to the right). Our NEOs are the five current executive officers and one former executive officer identified below in the “Compensation Discussion and Analysis” section of this proxy statement.
Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment power with respect to the securities listed.

Stockholder	Shares Beneficially Owned	Percent of Class	Shares Subject to Options Exercisable within 60 Days	RSUs Vesting within 60 Days	Additional Information
The Vanguard Group, Inc.	367,013,798	8.80%	—	—	As of December 31, 2022, based on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group (Vanguard). Vanguard’s business address is 100 Vanguard Blvd., Malvern, PA 19355. Represents (i) no shares for which Vanguard has sole voting power, (ii) 5,830,140 shares for which Vanguard has shared voting power, (iii) 349,469,601 shares for which Vanguard has sole dispositive power, and (iv) 17,544,197 shares for which Vanguard has shared dispositive power.
BlackRock, Inc.	334,749,911	8.03%	—	—	As of December 31, 2022, based on information set forth in a Schedule 13G/A filed with the SEC on February 3, 2023 by BlackRock, Inc. (BlackRock). BlackRock’s business address is 55 East 52nd St., New York, NY 10055. Represents (i) 297,740,052 shares for which BlackRock has sole voting power, (ii) no shares for which BlackRock has shared voting power, (iii) 334,749,911 shares for which BlackRock has sole dispositive power, and (iv) no shares for which BlackRock has shared dispositive power.
Directors and NEOs
Patrick P. Gelsinger	452,439	**	—	19,842	Includes 18,700 shares held in family trust for which Mr. Gelsinger shares voting and investment power.
Michelle Johnston Holthaus	192,826	**	—	10,382
Sandra L. Rivera	232,684	**	—	9,930
David A. Zinsner	78,537	**	—	6,503
Christoph Schell	25,372	**	—	8,063
George S. Davis	118,850	**	—	—	Includes 1,540 shares held in family trust for which Mr. Davis shares voting and investment power. Mr. Davis ceased to be an executive officer on January 17, 2022.
James J. Goetz	205,575	**	—	—
Lip-Bu Tan	100,500	**	—	—
Frank D. Yeary	77,259	**	—	4,828	Includes 57,998 shares held in family trust for which Mr. Yeary shares voting and investment power and 13,623 deferred but vested RSUs held by Mr. Yeary.
Omar Ishrak	49,944	**	—	—
Dion J. Weisler	31,877	**	—	—
Gregory D. Smith	29,334	**	—	—	Includes 410 shares held in a revocable trust by Mr. Smith's spouse. Also includes 14,131 deferred but vested RSUs held by Mr. Smith.
Alyssa H. Henry	28,066	**	—	—
Risa Lavizzo-Mourey	23,938	**	—	—	Includes 6,146 deferred but vested RSUs held by Dr. Lavizzo-Mourey
Tsu-Jae King Liu	22,644	**	—	—
Andrea J. Goldsmith	2,793	**	—	—
Barbara G. Novick	—	**	—	—
All current directors and executive officers as a group (17 individuals)	1,557,492	**	—	59,548
**  Less than 1%

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Code of Conduct
Our Code of Conduct applies to our non-employee directors with respect to their Intel-related activities, as well as to our executive officers and all other employees. We expect our directors, executives, and other employees to avoid any activity that is or has the appearance of being a conflict of interest with Intel. This includes not engaging in activities that compete with or are adverse to Intel, or that interfere with the proper performance of duties or responsibilities to Intel, and not using confidential company information, company assets, or their position at Intel for personal gain in violation of our policy.
Directors and executive officers must inform us of any situation that may be perceived as a conflict of interest with Intel, and the Board oversees the resolution of any potential conflicts. The Board oversees resolution of any conflict or apparent conflict involving a director or executive officer, and may enlist the Legal Department to determine whether a conflict exists, and if so, how to resolve it. Any waivers of these conflict rules with regard to a director or an executive officer require the prior approval of the Board. Our Code of Conduct is our code-of-ethics document. Our Code of Conduct is posted on our website at www.intel.com. We will disclose future amendments to certain portions of the Code of Conduct or waivers of such provisions granted to directors and executive officers on our website within four business days following the date of such amendment or waiver.

2023 PROXY STATEMENT	61

Audit & Finance Committee Matters

2
Ratification of Selection of Independent Registered Public Accounting Firm
▪Robust independence controls and objectivity; high audit quality; and reasonable fees
▪Deep company-industry knowledge, experience, and expertise
▪Audit & Finance Committee annually evaluates EY and determined that EY’s retention continues to be in the best interests of Intel and its stockholders

Recommendation of the Board
The Board recommends that you vote “FOR” the ratification of the selection of Ernst & Young LLP (EY) as our independent registered public accounting firm for fiscal year 2023.

The Audit & Finance Committee evaluates the selection of independent auditors each year and has selected Ernst & Young LLP (EY) as our independent registered public accounting firm for the current year. EY has served in this role since Intel was incorporated in 1968. Representatives of EY attended all meetings of the Audit & Finance Committee in 2022 except those meetings subject to attorney-client privilege.
Independence of EY
In order to ensure continued auditor independence, the Audit & Finance Committee periodically considers whether there should be a regular rotation of our independent registered public accounting firm. The Audit & Finance Committee concluded that many factors contribute to the continued support of EY’s independence, such as oversight by the Public Company Accounting Oversight Board (PCAOB) through the establishment of audit, quality, ethics, and independence standards in addition to conducting audit inspections; the mandating of reports on internal control over financial reporting; PCAOB requirements for audit partner rotation; and limitations imposed by regulation and by the Audit & Finance Committee on non-audit services provided by EY. The Audit & Finance Committee has established, and monitors, limits on the amount of non-audit services that Intel may obtain from EY. Under the auditor independence rules, EY reviews its independence each year and delivers to the Audit & Finance Committee a letter addressing matters prescribed under those rules.
Regular Rotation of Primary Engagement Partner
In accordance with applicable rules on partner rotation, EY’s lead partner for our audit was changed in 2020, while EY’s engagement quality review partner for our audit was most recently changed in 2019. The Audit & Finance Committee is involved in considering the selection of EY’s primary engagement partner when there is a rotation, which is typically every five years.
Pre-Approval Policies
The Audit & Finance Committee pre-approves and reviews audit and non-audit services performed by EY, as well as the fees charged by EY for such services. In its pre-approval and review of non-audit service fees, the Audit & Finance Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

62

Factors Considered in Deciding to Re-Engage EY
The Audit & Finance Committee considers a number of factors in deciding whether to re-engage EY as the independent registered public accounting firm, including the following:

Close alignment of EY’s global footprint and resources with our geographies and worldwide business activities
▪presence and depth and expertise of EY staffing both across the 150 countries in which there are required reviews and in the geographies with the greatest accounting/finance focus

EY’s high audit quality, performance, and results
▪evaluations of the nature and quality of the communications and engagement with EY
▪quality reviews, including PCAOB inspections, “Big 4” peer reviews, and bi-annual two-way surveys (aligned to Center for Audit Quality’s external assessment survey questions)
EY’s track record ▪competence in the fields of accounting and auditing ▪nature of legal or disciplinary actions affecting the firm ▪commitment to diversity and inclusion

Robust independence controls and objectivity
▪annual evaluations of independence, partner rotations, and pre-approval policies and controls
▪EY’s rigorous internal process for monitoring and maintaining independence, such as internal reviews of its audit and other work; assessments of the adequacy of personnel on Intel’s account; and rotations of key partners on the engagement consistent with PCAOB and SEC independence and rotation requirements
▪Audit & Finance Committee involvement in and oversight of EY independence
▪EY’s professional skepticism and objectivity displayed in reports/ presentations

Benefits of longer-tenured auditor:
▪Enhanced audit quality: deeper institutional knowledge and expertise, better geographic overlap + limited other options due to Intel’s size, complexity, and geography
▪Continuity and avoidance of switching costs: management time to bring new auditors up to speed generally, but also with respect to the hundreds of countries that require review
▪No disruption of non-audit workflows: conflicts from consulting contracts on other matters
▪Competitive fees: due to efficiencies and familiarity

EY’s deep institutional company-industry knowledge, experience, and expertise
▪EY’s and key engagement team members’ extensive professional qualifications, experience, and expertise
▪EY’s depth and breadth of understanding of the technology and semiconductor industries, and Intel’s unique business model (global integrated device manufacturer and foundry service provider), and complex accounting policies and practices

Length of EY’s service
▪potential positive and negative impact on independence and objectivity
▪more effective audit plans and better audit service quality and productivity offered by EY due to greater familiarity with the industry, business, segments, and policies and procedures

Impact of engaging a new auditor
▪significant costs, time commitments, disruption to continuity, and distraction of management associated with bringing on and extensively educating a new auditor
Appropriateness of EY’s fees
▪EY’s longer tenure offers us an efficient fee structure and more competitive fees relative to our peers as supported by benchmarking and reviews

Non-audit service projects performed by other multinational public accounting and auditing firms
▪nature, scope, length, complexity, required knowledge and cost of non-audit services provided by the other public accounting firms
▪impact (e.g., significant disruption, lost cumulative knowledge, time to properly onboard, and higher fees) of any needed changes to such service providers from a change in our independent auditor

Based on the factors listed above, the Audit & Finance Committee and Board believe that the continued retention of EY as our independent registered public accounting firm is in the best interests of the company and our stockholders.
Why We Are Asking Stockholders to Ratify Our Selection of EY
As a matter of good corporate governance, the Board submits the selection of the independent audit firm to our stockholders for ratification. If the selection of EY is not ratified by a majority of the shares of common stock present or represented by proxy during the annual meeting and entitled to vote on the matter, the Audit & Finance Committee will review its future

2023 PROXY STATEMENT	63

selection of an independent registered public accounting firm in light of that vote result. Even if the selection is ratified, the Audit & Finance Committee in its discretion may appoint a different registered public accounting firm at any time during the year if the committee determines that such a change would be appropriate.
EY Expected to Attend Annual Meeting
We expect that a representative of EY will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.
For additional information concerning the Audit & Finance Committee and its activities with EY, see “Corporate Governance; Board Responsibilities and Committees; Board Committees; Audit & Finance Committee” on page 46 and “Report of the Audit & Finance Committee” on page 65 of this proxy statement.
EY’s Fees for 2022 and 2021
The following table shows the fees billed by EY for audit services provided for, and other services provided in, fiscal years 2022 and 2021. All figures are net of value-added tax and other similar taxes assessed by non-US jurisdictions on the amount billed by EY. All of the services reflected in the following fee table were approved in conformity with the Audit & Finance Committee’s pre-approval process, as described in the “Report of the Audit & Finance Committee” on page 65 of this proxy statement.

		2022 ($)	2021 ($)
Audit Fees	1	18,747,000	18,956,000
Audit-related Fees	2	98,000	589,000
Tax Fees	3	1,271,000	1,260,000
All Other Fees	4	20,000	220,000
Total		20,136,000	21,025,000
1Represent fees for professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, registration statements, and audit services provided in connection with other statutory or regulatory filings.
2Relate to the performance of the audit or review of our financial statements, and are not included in the fees reported in the table above under “Audit Fees.” The services for the fees disclosed under this category in 2021 primarily include audits of Intel employee benefit plans.
3Relate to services provided for tax compliance and planning.
4Relate to professional fees not included in the categories above.

Recommendation of the Board The Board of Directors recommends that you vote “FOR” the ratification of the selection of EY as our independent registered public accounting firm for fiscal year 2023.

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Report of the Audit & Finance Committee
During 2022, only non-management directors comprised the Audit & Finance Committee. The Board determined that each member of the Audit & Finance Committee is independent under the Nasdaq listing standards. The Audit & Finance Committee operates under a written charter adopted by the Board. As described more fully in its charter, the purpose of the Audit & Finance Committee is to assist the Board in its general oversight of Intel’s accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the company. In addition, the Audit & Finance Committee represents and assists the Board of Directors in its general oversight of the company’s: worldwide treasury activities; financing requirements; capital structure and capital allocation strategies; insurance programs; and tax strategies and compliance.
Management Responsibilities
Management is responsible for the preparation, presentation, and integrity of Intel’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations, and the company’s ethical standards. Intel has a full-time Internal Audit department that reports to the Audit & Finance Committee and to management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of Intel’s system of internal controls related to, for example, the reliability and integrity of Intel’s financial information and the safeguarding of Intel’s assets.
Independent Auditor Responsibilities
EY, Intel’s independent registered public accounting firm, is responsible for performing an independent audit of Intel’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the effectiveness of Intel’s internal control over financial reporting. In accordance with applicable law, the Audit & Finance Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing Intel’s independent audit firm, and evaluates its independence. The Audit & Finance Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.
Committee Responsibilities
Audit & Finance Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent audit firm; nor can the Audit & Finance Committee certify that the independent audit firm is “independent” under applicable rules. The Audit & Finance Committee serves a Board-level oversight role in which it helps establish the appropriate “tone at the top” and provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit & Finance Committee members in business, financial, and accounting matters.
Committee Oversight of Financial Reporting
The Audit & Finance Committee’s agenda for the year includes reviewing Intel’s financial statements, internal control over financial reporting, and audit and other matters. The Audit & Finance Committee meets each quarter with EY, Intel’s Chief Audit Executive, and management to review Intel’s interim financial results (including the use of any non-GAAP measures) before the publication of Intel’s quarterly earnings releases. Management’s and the independent audit firm’s presentations to, and discussions with, the Audit & Finance Committee cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent audit firm (including, for example, significant accounting policy changes). The Audit & Finance Committee reviews and discusses with management and the Chief Audit Executive Intel’s major financial risk exposures and the steps that management has taken to monitor and control such exposures. In accordance with applicable law, the Audit & Finance Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by Intel regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submissions by Intel’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

2023 PROXY STATEMENT	65

Committee Oversight of Internal Auditor and Independent Audit Firm
Among other matters, the Audit & Finance Committee monitors the activities and performance of Intel’s internal auditors and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services.
In accordance with Audit & Finance Committee policy and legal requirements, the Audit & Finance Committee pre-approves all services to be provided by EY, including audit services, audit-related services, tax services, and other services. In some cases, the full Audit & Finance Committee provides pre-approval for as long as a year related to a particular category of service, or a particular defined scope of work subject to a specific budget. In other cases, the Audit & Finance Committee has delegated authority to its chair to pre-approve additional services, and the chair then communicates such pre-approvals to the full Audit & Finance Committee. The Audit & Finance Committee is responsible for overseeing the fee negotiations associated with the retention of our independent audit firm. The Audit & Finance Committee believes that the continued retention of EY as our independent audit firm is in the best interests of our stockholders.
Committee Oversight of Internal Control Over Financial Reporting
The Audit & Finance Committee has reviewed and discussed with management, our management’s assessment of and report on the effectiveness of Intel’s internal control over financial reporting as of December 31, 2022, which it made based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework). The Audit & Finance Committee also has reviewed and discussed with EY its review and report on Intel’s internal control over financial reporting. Intel published these reports in its 2022 Annual Report on Form 10-K for the year ended December 31, 2022, which Intel filed with the SEC on January 27, 2023.
Required Committee Discussions and Communications
The Audit & Finance Committee has reviewed and discussed the audited financial statements for fiscal year 2022 with management and EY, and management represented to the Audit & Finance Committee that Intel’s audited financial statements were prepared in accordance with US generally accepted accounting principles. In addition, the Audit & Finance Committee has discussed with EY, and EY represented that its presentations to the Audit & Finance Committee included, the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB and SEC rules. This review included a discussion with management and EY of the quality, not merely the acceptability, of Intel’s accounting policies, the reasonableness of significant estimates and judgments, and the clarity of disclosure in Intel’s financial statements, including the disclosures related to critical accounting estimates and critical audit matters. EY has provided the Audit & Finance Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit & Finance Committee concerning independence, and the Audit & Finance Committee has discussed with the independent audit firm and management that firm’s independence.
Recommendation
In reliance on these reviews and discussions, and the reports of EY, the Audit & Finance Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in Intel’s 2022 Annual Report on Form 10-K for the year ended December 31, 2022.
Audit & Finance Committee, as of February 16, 2023

Gregory D. Smith, Chair	Andrea J. Goldsmith	Omar Ishrak

Risa Lavizzo-Mourey	Barbara G. Novick

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Named Executive Officer Compensation Matters

3
Advisory Vote to Approve Executive Compensation of Our Named Executive Officers (NEOs)
Best Practices
▪Executive compensation programs tied to Intel’s financial and operational performance that furthers short- and long-term strategic objectives and support our commitment to strong compensation governance
▪Compensation Committee led an expanded and deliberate engagement program around compensation to identify and make changes responsive to stockholder feedback
▪Implemented substantial and significant changes to our executive compensation programs, including changing our CEO new-hire awards to increase the rigor for core components of the awards and make them more challenging to achieve, reflective of input received from our stockholders
▪Committed to on-going, constructive dialogue with our stockholders regarding our executive compensation programs

Recommendation of the Board The Board recommends that you vote “FOR” approval of the executive compensation of Intel’s NEOs on an advisory basis.

We are asking stockholders to approve, on an advisory basis, the executive compensation of Intel’s NEOs disclosed in the “Compensation Discussion and Analysis,” the Summary Compensation Table, and the related compensation tables, notes, and narrative in this proxy statement.
Background
As a matter of good corporate governance, in 2009 Intel voluntarily began to provide stockholders with an advisory Say-on-Pay vote on executive compensation. Beginning in 2011, Section 14A of the Securities Exchange Act of 1934, as amended, made this practice mandatory for US public companies. In addition, at Intel’s 2017 Annual Stockholders’ Meeting, a majority of our stockholders voted in favor of holding an advisory vote to approve the executive compensation of our NEOs every year. The Board considered these voting results and decided to adopt (and maintain) a policy providing for an annual advisory stockholder vote to approve our NEOs’ compensation. We are therefore holding this year’s advisory vote in accordance with this policy.

2023 PROXY STATEMENT	67

Why You Should Support This Proposal
Intel’s executive compensation programs are designed to support its business goals and promote our short-term and long‑term profitable growth. Intel’s equity plans are intended to align the compensation of our NEOs with the long‑term interests of our stockholders. We encourage stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail how our executive compensation policies and practices operate and are designed to achieve our compensation objectives. We also encourage our stockholders to review the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our NEOs. The Board and the Compensation Committee believe that the policies and practices described and explained in the “Compensation Discussion and Analysis” reflect our competitive pay positioning strategy, emphasis on incentive-driven pay, and effective use of goals aligned with our business strategy, and that the compensation of our NEOs reported in this proxy statement is appropriately tied to our financial, operational, and stock price performance, supports our commitment to strong compensation governance, and provides market-based opportunities to attract, retain, and motivate our executive officers in an intensely competitive market for qualified talent.
How We Consider Stockholder Feedback
Although this advisory vote to approve the executive compensation of our NEOs is non-binding, the Compensation Committee will carefully assess the voting results. The “Compensation Discussion and Analysis” in this proxy statement discusses our stockholder engagement efforts over the past year, including how we sought to understand and respond to last year’s low Say-on-Pay vote results, and reflects our commitment to consult directly with stockholders to better understand any significant views expressed in the context of matters voted upon at our annual stockholders’ meetings.
Assuming our stockholders again vote for an annual frequency of holding Say-on-Pay advisory votes, the next Say-on-Pay advisory vote will occur at the 2024 Annual Stockholders’ Meeting.

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Letter from the Compensation Committee
Dear Fellow Stockholders,
The Compensation Committee of the Board is committed to aligning our executive compensation programs with our strategy to accelerate Intel’s transformation and create long-term stockholder value. Following low support for our 2022 Say-on-Pay vote, we took decisive action to understand and respond to stockholder feedback. As part of a broader rotation of committee roles on the Board, we also reconstituted the Committee, adding two new members who bring fresh perspectives to our work. We are confident the changes to the compensation programs that the Committee made in 2022 address stockholder concerns and support our business objectives.
Deliberate Engagement and Responsiveness to Address Stockholder Concerns
The Committee was disappointed in the outcome of the 2022 Say-on-Pay vote and our work over the last year was intensely focused on understanding and addressing the underlying concerns and perspectives of our stockholders. In the months following the 2022 Say-on-Pay vote, the Committee executed an expanded engagement program designed specifically around compensation with the goal of identifying and promptly implementing changes that would be responsive to stockholder feedback. The engagement process involved reaching out to stockholders representing approximately 75% of our institutionally-held shares and holding meetings with stockholders representing over 50% of our institutionally-held shares. Dion Weisler, Chair of the Committee, led meetings with stockholders representing over 40% of our institutionally-held shares. Our stockholders are diverse, and we appreciated the candid and constructive feedback we received that reflected their diverse perspectives. Following these meetings, the Committee acted decisively to implement a set of comprehensive changes in response to stockholder feedback that we disclosed publicly in November 2022, including:
▪Changing CEO Pat Gelsinger’s 2021 new-hire awards to increase the rigor for core components of the awards and make them more challenging to achieve;
▪Adjusting our long-term incentive program to increase the weighting of PSUs and revise the vesting schedule for RSUs, among other changes; and
▪Making forward-looking commitments and further enhancements to our compensation-related disclosures.
These changes are detailed in the Compensation Discussion and Analysis in this proxy statement, and we encourage you to review the alignment between the feedback we received and the actions we have taken. In discussions with stockholders, we consistently heard affirmation that these were the right changes to address their concerns. We are confident that these changes directly address the feedback we received from stockholders and further set the foundation for strong alignment between pay and performance going forward. We will continue to engage with our stockholders on an ongoing basis and consider feedback when making decisions about our executive compensation programs.
Continued Alignment of Executive Compensation with Strategic Transformation
The Committee assesses our executive compensation programs within the context of company performance, the progress we are making on our strategic transformation, and our commitment to long-term stockholder value creation. 2022 was a challenging year, with revenue down significantly from the year before, as macroeconomic headwinds severely impacted the semiconductor industry. At the same time, we continued to make good progress on our strategic transformation, including advancing our product roadmap and improving our operational structure and processes to drive efficiencies. We remain fully committed to executing to our strategy to deliver leadership products anchored on open and secure platforms powered by at-scale manufacturing.
Within the context of our strategic transformation and performance, we are closely monitoring the efficacy of changes that we had made to the executive compensation programs for fiscal year 2022 based on extensive stockholder feedback provided in 2021. Changes to the compensation programs for all NEOs that first took effect last year included introducing greater rigor and variability into annual cash bonus payouts through the adoption of four equally weighted metrics (two financial metrics, one set of operational goals, and individual objectives and key results for our NEOs other than our CEO) and redesigning

2023 PROXY STATEMENT	69

our Performance Stock Unit awards to reflect our transformation strategy. We have found that these key changes further aligned our executive compensation programs to our go-forward strategy, strengthened their pay-for-performance linkage, provided better alignment with technology peer industry practices, and continued our leadership in oversight of environmental and social issues that are significant for our business. These changes combined with the changes made in response to recent stockholder feedback ensure that our CEO’s ongoing compensation program is rigorous, set at an appropriate level targeted at the median of our peers, and reflective of best practices.
Intel also appointed several new NEOs as we built out the team to affect our transformation. The Committee was closely involved in reviewing and establishing new-hire compensation packages that would secure key leadership talent in the midst of a highly competitive market at the time of their hire. We designed awards that accounted for some, though not the entire value that these executives forfeited at their prior employers, while providing appropriate guardrails that protect stockholders, including forfeiture and repayment provisions in the event of termination of employment.
Making Difficult Decisions to Support Our Business
In early 2023, with support from our senior leadership team and the Committee, the difficult decision was made to reduce pay for a significant portion of our employee base, from mid-level employees through our senior leadership team, with our CEO taking a 25% reduction in base salary. The Board has likewise decided to take a 25% reduction to our Board cash retainer, including the additional cash retainer paid to the Board’s Chair. These changes further our efforts to reduce costs as we continue to navigate macroeconomic headwinds. The decision was made to reduce pay in a manner that will help support the investments and overall workforce needed to accelerate our transformation and achieve our long-term strategy.
Committee Refreshment
 The Committee is a firm believer in the importance of ongoing rotation that brings in fresh perspectives while ensuring that we have directors who have the expertise to provide strong oversight of all aspects of our executive compensation programs. To that end, we are pleased to share that the Committee has added two new directors who bring differentiated expertise, backgrounds, and perspectives to our oversight role – Barbara Novick, co-founder and former Vice-Chairman at BlackRock, and James Goetz, a partner at Sequoia Capital. Two directors rotated off the committee, and we thank Omar Ishrak and Alyssa Henry for their service.
The Committee considers our executive compensation programs to be a key lever for accelerating progress on Intel’s strategic transformation, and we welcome continued dialogue with our stockholders regarding Intel’s compensation programs. We appreciate your support and investment in Intel.
Sincerely,
The Compensation Committee

Dion J. Weisler, Chair

James J. Goetz

Risa Lavizzo-Mourey

Barbara G. Novick

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Compensation Discussion and Analysis
This section of the proxy statement explains how the Compensation Committee of the Board of Directors oversees our executive compensation programs, and discusses the compensation earned by Intel’s named executive officers (NEOs), as presented in the “Executive Compensation Tables” section.
This Compensation Discussion and Analysis has been organized into three sections:
▪Executive Summary – Provides an overview of our executive compensation programs, highlighting:
▪Stockholder responsiveness. In response to stockholder feedback, we implemented substantial and significant changes to our executive compensation programs, including increasing the rigor of our CEO new-hire equity awards and making them more challenging to achieve and making a number of forward-looking commitments
▪Deliberate engagement. The Compensation Committee led a deliberate stockholder engagement program designed specifically around compensation that identified and shaped the changes in response to stockholder feedback
▪Competitive new-hire packages. Our new-hire packages are market competitive and reflect what was needed to bring in talent; the new-hire awards for our NEOs were entirely make-whole awards designed solely to replace compensation opportunities from the executives’ prior employment - though both new hires forfeited substantial compensation from their prior employer that we did not make whole
▪Pay-for-performance alignment. Our executive compensation programs are designed to link pay to performance and recent performance-based pay outcomes demonstrate our commitment to pay for performance: our 2020 PSUs, tied to goals not aligned with our transformation strategy, did not pay out; our annual cash bonus plan paid out at less than 50% of target; and the performance-based components of our CEO new-hire equity awards currently have no “in the money” value
▪Normalized ongoing CEO compensation. Our CEO’s ongoing compensation opportunity is targeted at median of peers, reflects best practices, and has rigorous targets with outcomes aligned to our performance
▪2023 compensation reflects macroeconomic headwinds. Our CEO’s and other NEOs’ base salaries have been reduced 25% and 15%, respectively for 2023 alongside reductions for other employees, reflecting the need to cut costs in the current operating environment
▪2022 Compensation of Our NEOs - Details our compensation philosophy and framework, design of pay programs that tie pay and performance, and individual compensation of our NEOs and 2022 pay outcomes
▪Other Aspects of Our Executive Compensation Programs - Provides a summary of the 2023 NEO compensation programs and details on other policies and practices related to our executive compensation programs
2022 NEOs

Patrick P. Gelsinger Chief Executive Officer (CEO)

Michelle Johnston Holthaus Executive Vice President and General Manager (GM), Client Computing Group (CCG), effective March 14, 2022

Sandra L. Rivera Executive Vice President and General Manager, Datacenter and AI Group (DCAI)

David A. Zinsner Executive Vice President and Chief Financial Officer (CFO), effective January 17, 2022

Christoph Schell Executive Vice President and Chief Commercial Officer (CCO), Sales, Marketing and Communications Group (SMG), effective March 14, 2022

George S. Davis Former Executive Vice President, Chief Financial Officer, and Principal Accounting Officer, through January 17, 2022

2023 PROXY STATEMENT	71

Executive Summary
Stockholder Engagement Shaped Our Response to the 2022
Say-on-Pay Vote
Following our 2022 Annual Stockholders’ Meeting, at which the Say-on-Pay vote received only 34% support, the Compensation Committee developed a deliberate engagement program designed specifically around compensation with the goal of promptly implementing changes that would be responsive to stockholder feedback.
The below table includes a detailed summary of the feedback we heard from stockholders, and the actions we took to enhance our executive compensation programs, respond to stockholder concerns, and ensure the programs are aligned with stockholder expectations moving forward.

What We Heard From Stockholders	Our Perspective / How We Responded	Effective As Of

CEO New-Hire Equity Awards

Structure of Awards:
▪Questions around the rigor of the performance hurdle for the performance-based stock options relative to the magnitude of pay opportunity if the awards were earned
▪Questions around the design of the new-hire performance awards relative to their magnitude, with particular concerns around whether the sustained performance period for the stock price hurdles was sufficiently long-term relative to the magnitude of pay opportunity if the awards were earned

The Compensation Committee, in agreement with our CEO, amended three of the CEO’s new-hire equity awards tied to stock price growth to further strengthen the alignment of the CEO’s new hire awards with his commitment to long-term stockholder value creation:
▪Increased the stock price hurdle from 30% to 50% of the baseline stock price over five years for Performance Stock Options (requiring a stock price of $74.47 (previously $64.54) to be exercisable)
▪Lengthened the period that stock price must be maintained at /above the stock price hurdle from 30-consecutive trading days to 90 calendar days (which is generally 60 or more consecutive trading days) for Performance Stock Options, Strategic Growth PSUs, and Outperformance PSUs
▪Lengthened the period threshold stock price must be maintained at the end of the five-year performance period from 30-consecutive trading days to 90 calendar days (which is generally 60 or more consecutive trading days) for Strategic Growth PSUs to vest in the full possible payout
▪Removed the ability for a portion of the Strategic Growth PSUs and Outperformance PSUs to vest and be paid on the third anniversary of the Grant Date. Both PSU awards will now only be paid out after five years, subject to performance
These changes make the awards meaningfully more challenging to achieve and ensure that, if the full magnitude of the awards is earned, it will be based on strong performance over the entire five-year period. Positive feedback provided from stockholders regarding the changes made to the awards affirmed the Compensation Committee’s understanding that the increased rigor of the awards addressed stockholder concerns about the relationship between pay magnitude and the structure of the awards (see Appendix B on page B-1 for update on the CEO new-hire equity awards).
Immediately

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What We Heard From Stockholders	Our Perspective / How We Responded	Effective As Of

Long-Term Incentive Design

Equity Mix: ▪Desire for the majority of the long-term incentive equity awards granted to NEOs be performance based
▪Committed to adjust the long-term incentive equity award mix for NEOs other than our CEO beginning in 2023 to 60% PSUs and 40% RSUs (from 50% PSUs and 50% RSUs), so that the majority of equity awards granted to all NEOs under the long-term incentive program are performance-based PSU awards; our CEO’s mix remains 80% PSUs and 20% RSUs
2023 Awards

Cap on PSU Payout: ▪Consider adding a cap when our TSR was negative	▪Committed to add a cap at target on the total payout under our PSU awards beginning with the 2023 awards in the event our absolute TSR is negative over the performance period	2023 Awards

PSU Goal Setting: ▪Preference for long-term performance goals under the PSU program rather than goals with annual objectives ▪Indicated an understanding of the challenges in doing so immediately
▪Committed to returning to multi-year performance goals for PSUs. We are in the middle of a major transformation, and the design element of having goals with annual objectives for two of the PSU financial metrics provide the Compensation Committee the ability to be flexible and agile, thereby helping manage the business in our current environment. While the Compensation Committee feels it is important and appropriate to continue to use annual objectives for the near-term, the Committee understands investor concerns and is committed to return to multi-year goals no later than 2025
No later than 2025

RSU Vesting Schedule: ▪Desire for annual vesting for RSUs for our NEOs	▪Committed to change the RSU vesting from twelve quarterly dates to three annual vesting dates beginning with 2023 awards	2023 Awards

Quarterly Performance Bonus Program

Removal of NEOs: ▪Would like to see NEOs removed from participating in quarterly incentive cash program	▪Removed NEOs from participation in the long-established company-wide quarterly incentive cash program that accounted for less than one percent of our NEOs’ total direct compensation	January 1, 2022 for CEO; January 1, 2023 for other NEOs

Commitments and Enhanced Disclosure

Modification of Goals: ▪Expressed strong disfavor that we modified the 2021 annual cash incentive plan goals without limiting the payout opportunity
▪Clarified to stockholders the rationale for the 2021 modification was the hire of a new CEO and a transformational business strategy impacting the performance goals for 2021
▪Committed that in the unlikely event that in-progress performance goals were modified in the future, payouts would be capped at target of the revised goals
Immediately

2023 PROXY STATEMENT	73

What We Heard From Stockholders	Our Perspective / How We Responded	Effective As Of

Appropriate Comparator Index: ▪Conflicting views regarding the appropriate comparator index for relative TSR metric under our PSU program
▪While most of the feedback received on the topics reflected widely held or consensus views among stockholders, we encountered conflicting views from stockholders on what would be the most appropriate comparator index to use in assessing relative TSR performance, with several stockholders encouraging us to maintain the current index and several stockholders suggesting a variety of potential alternatives
▪We therefore committed to continue to annually assess the appropriate index under the PSU program if a TSR metric is used and to continue to solicit stockholder input around compensation designs for our NEOs. The Compensation Committee concluded that utilizing the S&P 500 Index with above median target (55th), which was supported by a plurality of stockholders who stated a view, remained the optimal index for comparison purposes for 2023
Immediately

Metric for New-Hire Inducement Awards: ▪Concerns about solely using stock price growth as a metric for future inducement awards	▪Committed to not use stock price growth as the sole metric for any future NEO new-hire inducement awards	Immediately

Enhanced Disclosure of Performance Goals: ▪Sought increased disclosure of performance goals
▪Committed to further enhancing disclosures on qualitative objectives and key results of the One Intel operational goals under the annual cash incentive plan, to the extent practical without disclosing competitively harmful information. This enhanced disclosure can be found in the section "One Intel Operational Goals” on page 85, which includes a table that summarizes the categories of our One Intel operational goals (and their importance to our strategy), the high-level objectives of each of the goals under the categories, our 2022 achievements, and the points scored for each goal
▪Provided disclosure of our NEOs’ individual objectives, each individual’s performance highlights, and each individual’s score in the section “Individual Performance Goals” on page 89
2023 Proxy Statement

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The changes described above were the result of our comprehensive stockholder engagement strategy. Intel has a longstanding practice of engaging stockholders throughout the year to ensure that we have an open line of communication and understand the perspectives of our stockholders. Below is a summary of our engagement following our 2022 Annual Stockholders’ Meeting.

2022 Say-on-Pay Vote (May)
At our 2022 Annual Stockholders’ Meeting, our Say-on-Pay vote received 34% support, with stockholders who voted Against primarily raising concerns in the following categories:

▶CEO New-Hire Awards	▶Core Compensation Programs	▶Disclosure

Compensation-Related Engagement (Fall)
We executed a broad stockholder engagement in fall 2022, reaching out to stockholders representing approximately 75% of our institutionally-held shares and ultimately securing meetings with stockholders representing over 50% of our institutionally-held shares.
Meetings with stockholders representing over 40% of our institutionally-held shares were led by Dion Weisler, Chair of the Compensation Committee. Others were led by Christy Pambianchi, our Executive Vice President and Chief People Officer.
These discussions focused on reviewing potential compensation changes in response to the concerns we heard from stockholders.
	Total Contacted	~75% Inst O/S1

	Total Engaged	>50% Inst O/S1

Director Engaged >40% Inst O/S1

Responsive Actions and Public Disclosure (November)
The fall meetings culminated in decisive action by the Compensation Committee, which directly addressed the feedback we heard from stockholders. These changes were disclosed publicly in a Form 8-K filing shared with stockholders in November 2022 and are described in detail in the table above.
We heard strong appreciation and support from our stockholders for the changes that were implemented, both in the fall meetings where we discussed potential actions and in conversations following the public disclosure of the actions taken. We look forward to continuing our ongoing dialogue with our stockholders.

1Intel’s institutionally held shares (Inst O/S) calculated as of August 30, 2022.

2023 PROXY STATEMENT	75

Update on CEO New-Hire Equity Awards
In 2021, our CEO received a package of new-hire equity awards intended to induce him to join Intel, replace forfeited equity at his prior employer, and align his incentives with stockholders. The majority of the awards require significant value creation in order to vest, and in late 2022, the Compensation Committee amended the terms of these awards that were subject to stock price growth to make them even more challenging to achieve in response to stockholder feedback. These changes increase the rigor of certain performance threshold, vesting timeline, and stock price sustainment period components of the awards, to ensure that, if the full magnitude of the awards is earned, it will be based on strong company performance over the five-year period. These awards will only deliver economic value to our CEO upon achievement of even more significant performance hurdles, as amended. As of December 31, 2022, our stock price was materially below the price initially used to set the new-hire equity award thresholds. Appendix B on page B-1 details the current status of these awards, as well as the increase to stock price and market cap that would be required for threshold vesting.

Our New Leadership Team
Over the past year, the company continued to add highly experienced engineering and executive talent to accelerate Intel’s transformation. The company made a number of key changes to our leadership and executive team in 2022 to best position Intel to execute on our strategy:
▪David Zinsner joined Intel as our new Chief Financial Officer (CFO) on January 17, 2022, overseeing Intel’s global finance organization. Mr. Zinsner has more than 20 years of financial and operational experience in semiconductors and manufacturing, including most recently as Executive Vice President and Chief Financial Officer at Micron Technology, Inc.
▪Make-Whole Compensation. As previously disclosed, Mr. Zinsner was granted a make-whole award of $19,000,000 in the form of equity awards and a cash bonus, which represents less than the approximately $22,000,000 he forfeited from his prior employer. Additional details regarding Mr. Zinsner’s make-whole payments are summarized in Appendix B on page B-2. This make-whole award was composed of approximately $12,000,000 in RSUs vesting annually over three years, PSUs with a target value of approximately $5,000,000 (identical to the PSUs granted to our NEOs in 2022), and a cash bonus of $2,000,000. He will forfeit the unvested portion of his make-whole equity awards in the event his employment is terminated for any reason (other than death or disability) within the first three years of employment with us. He must repay the cash bonus on a prorated basis in the event he voluntarily terminates his employment or is terminated by Intel for cause within two years of the payment date.
▪No Inducement Awards. Mr. Zinsner did not receive any inducement awards as part of his new-hire equity awards.
▪Christoph Schell joined Intel as Executive Vice President and Chief Commercial Officer on March 14, 2022 to lead our Sales, Marketing and Communications Group. Mr. Schell has a track record of driving innovative and disruptive go-to-market strategies around the globe, most recently serving as Chief Commercial Officer at HP Inc. He brings expertise in understanding business segments; verticals and solutions; and services customers want.
▪Make-Whole Compensation. Mr. Schell was provided a new-hire, make-whole cash award of $20,000,000, which represents less than the approximately $33,000,000 he forfeited from his prior employer.
▪Mr. Schell joined Intel shortly before he otherwise would have vested in a significant amount of equity awards at his prior employer, and it was necessary to offer an amount that would enable him to make the transition without undue delay or inequity. In recognition that the amount Intel offered represented only a portion of the amount Mr. Schell was forfeiting to join Intel and to provide certainty of liquidity for the awards, he was provided these partial make-whole awards in cash rather than equity. The amount of the new hire cash bonus reflects the value of Mr. Schell’s time-based RSUs that would have vested in 2022 if he had stayed with his prior employer, with a large portion of the RSUs expected to vest by July 2022. Additional details regarding Mr. Schell’s make-whole payments are summarized in Appendix B on page B-2.
▪$5,000,000 was paid to Mr. Schell within 30 days of his start date with the company and the remaining $15,000,000 was paid within 30 days following July 1, 2022.
▪These make-whole payments must be repaid on a prorated basis in the event he voluntarily terminates his employment or is terminated by Intel for cause within two years of the payment date.
▪No Inducement Awards. Mr. Schell did not receive any inducement awards as part of his new-hire awards.
▪Michelle Johnston Holthaus was promoted to Executive Vice President and General Manager, Client Computing Group on March 14, 2022. Ms. Johnston Holthaus is a 25-year Intel veteran who brings a deep understanding of Intel’s customers

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and the client computing business based on her prior leadership role as the head of the Sales, Marketing and Communications Group.
▪April Miller Boise joined Intel as Executive Vice President and Chief Legal Officer on July 6, 2022, to lead the Legal, Trade, and Government Affairs team. Ms. Miller Boise is a skilled executive, attorney, and innovative business leader who brings deep expertise across a number of areas including corporate governance, policy, and global transactions, and more than 25 years of legal experience in global markets and manufacturing, most recently serving as the Chief Legal Officer at Eaton Corporation.
Each of these executives receives a standard annual compensation package that is described in more detail in the following sections.
In May 2022, George Davis retired from Intel, and he stepped down as Chief Financial Officer effective January 17, 2022. Mr. Davis is a NEO for 2022 due to his service as Executive Vice President and CFO during fiscal year 2022, but he is not a current Intel executive officer.
2022 NEO Pay Overview
The following table lists the pay elements of our 2022 programs and the purpose each served:

Pay Element	Purpose	Performance Period	2022 Performance Metric

Base Salary	Designed to be market-competitive and attract and retain talent	Annual	—

Annual Cash Bonus	Incentivize achievement of Intel’s near-term financial and operational objectives, consistent with Intel’s longer-term goals	Annual	New metric mix for 2022: ▪Revenue (25%) ▪Gross Margin Percentage (25%) (with negative decelerator - see page 84) ▪One Intel Operational Goals (25%) ▪Individual Objectives and Key Results (25%)*

Quarterly Cash Bonus	Company-wide program that rewards quarterly profitability based on Intel’s net income relative to company compensation costs	Quarter	▪5% of Quarterly Net Income divided by Intel’s worldwide cost of a day’s pay ▪CEO removed from program effective 1/1/2022; other NEOs removed effective 1/1/2023

Performance Stock Units (80% of LTI mix for CEO, 50% for other NEOs)	Designed to reward long-term profitability and long-term performance relative to peers; to create alignment with stockholders; and to facilitate executive retention	Three Years
New metric mix for 2022:
▪Revenue growth percentage (weighted 60%)
▪Cash flow from operations (weighted 40%)
▪Three-year TSR modifier relative to S&P 500 Index (+/- 25 pts)
▪Three-year Revenue CAGR modifier
(+/- 25 pts)

Restricted Stock Units (20% of LTI mix for CEO, 50% for other NEOs)	Facilitates stock ownership, executive retention, and stockholder alignment	Over Three Years	▪Stock Price

*   For our CEO in 2022, the Annual Cash Bonus Plan performance metrics did not include Individual Objectives and Key Results and were made up of three equally weighted metrics: Revenue (1/3), Gross Margin Percentage (1/3), and One Intel Operational Goals (1/3).

2023 PROXY STATEMENT	77

Business Performance and Pay
2022
Our revenue and related financial results were lower in 2022, impacted by an uncertain macroeconomic environment, with slowing consumer and enterprise demand, persistent inflation, and higher interest rates, which we believe impacted our target markets and created a high level of uncertainty with our customers. We expect the macroeconomic uncertainty and the challenging market environment will extend into 2023. Our 2022 revenue and related financial results were also impacted by the divestiture of our NAND business.
2022 vs. 2021
Results shown below are our reported GAAP results:

	2022	2021	Change
Revenue	$63.1 billon	$79.0 billion	down 20%
Gross margin	42.6%	55.4%	down 12.8 ppt
Operating income	$2.3 billion	$19.5 billion	down 88%
Net income	$8.0 billion	$19.9 billion	down 60%
Earnings per share- diluted	$1.94	$4.86	down 60%
For key highlights of the results of our operations, see “Proxy Statement Highlights; A Year in Review” on page 7. In addition, details regarding ESG performance can be found in “Environmental and Social Initiatives” on page 22 and “Corporate Responsibility/ ESG” on page 55.
Incentive Program Results
As discussed in greater detail below in “2022 Compensation of Our NEOs” on page 80, our 2022 executive compensation programs were structured to provide strong pay-for-performance alignment as evidenced by recent payouts. As shown on the following table, below-threshold performance on revenue and gross margin percentage contributed to below-target short-term incentive payouts.
Similarly, none of the PSUs granted in 2020 with a three-year performance period were earned at the end of the performance period in 2022 as a result of below-threshold performance on the two financial metrics, relative TSR and EPS growth percentage.

Pay Element	2022 Results	Performance Summary

2022 Annual Cash Bonus	27.52%
CEO: Payout of 27.52% of target reflects (i) performance achieved at 0% for the revenue goal, (ii) performance achieved at -40% for the gross margin percentage with the negative decelerator, and (iii) performance achieved at 122.55% for the One Intel operational goals (see “One Intel Operational Goals” on page 85 for more detail).

	45.64% Average
Other NEOs: Average payout of 45.64% of target reflects (i) performance achieved at 0% for the revenue goal, (ii) performance achieved at -40% for the gross margin percentage with the negative decelerator, (iii) performance achieved at 122.55% for the One Intel operational goals (see “One Intel Operational Goals” on page 85 for more detail), and (iv) performance achieved at an average of 100% for individual objectives and key results that place greater emphasis on achieving long-term strategic transformation initiatives rather than achieving annual financial targets (see “Individual Performance Goals” on page 89 for more detail).

2022 Quarterly Cash Bonus Total Days	8.8	Total payout reflected as days of eligible pay based on the company’s 2022 quarterly profitability (CEO was not eligible to participate starting in 2022).
Performance Stock Units Granted in 2020 (vest date 1/31/2023)	0%	Payout at 0% of target. Intel’s three-year TSR payout was 0% (weighted 50%) and Intel’s three-year EPS growth rate percentage payout was 0% (weighted 50%).
Year 1 of Performance Stock Units Granted in 2022 (vest date 1/31/2025)	0%	Results for the first year of the three-year performance period resulted in 0% performance for 2022 for the revenue growth percentage and cash flow from operations metrics.

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2023 NEO COMPENSATION CHANGES
Following extensive stockholder engagement, and a thorough analysis of the needs of our business, the Compensation Committee approved several key changes to our 2023 compensation programs (previously described in the section titled “Stockholder Engagement Shaped Our Response to the 2022 Say-on-Pay Vote” above). These changes were designed to further align compensation to our strategy, strengthen our pay-for-performance linkage, provide further alignment with stockholders’ long-term interests, and meet the cost cutting needs of our company given the continued macro-economic headwinds we face.
▪Quarterly Incentive Cash Program: The Compensation Committee removed the NEOs from participation in Intel’s company-wide quarterly incentive cash program, effective January 1, 2022 for Mr. Gelsinger, and effective January 1, 2023 for all other NEOs.
▪Long-Term Incentive (LTI) Equity Program Design: The Compensation Committee redesigned the LTI equity program to reflect stockholder input, increasing the weighting of PSUs to 60% for our NEOs other than our CEO (who remained at 80% PSUs), incorporating a payout cap at target for PSUs in the event Intel’s absolute TSR is negative, and moving to annual vesting over three years for RSUs.
▪Reductions in Base Salary and Target Bonus: The Compensation Committee, with the support of our senior management team, made the decision to temporarily reduce base salaries for our CEO and NEOs 25% and 15%, respectively, with 2023 target bonuses based on the new blended salaries (certain months at prior salary and certain months at reduced salary).
Prior to making the temporary base salary adjustments, we had continued to conduct extensive market benchmarking and had positioned our CEO’s target total direct compensation to approximate the median of our peer group’s CEO compensation.
The section titled “2023 NEO Compensation Changes and Pay Overview” on page 94 provides additional detail on our 2023 programs, including a table that lists each of the pay elements.
Intel’s Executive Compensation Best Practices
Intel has long employed a number of practices that reflect the company’s commitment to good compensation governance:

What We Do	What We Don’t Do

We award performance-based compensation that uses a variety of performance measures and performance periods
We have a substantial majority of executive pay “at risk,” based on a mix of absolute and relative financial, operational, and stock price performance metrics
We have robust stock ownership guidelines for all executive officers
We have clawback policies that apply to our Annual Cash Bonus Plan and equity incentive plans and forfeiture provisions that can be triggered by certain detrimental conduct
We conduct an annual Say-on-Pay vote and frequent votes on our 2006 Equity Incentive Plan
We conduct substantial and regular engagement with our stockholders
We impose limits on maximum incentive award payouts
We incorporate relevant ESG metrics in our executive compensation program

No change in control compensation arrangements or excise tax gross-ups
No perquisite-related tax gross-ups for executive officers (except for company-wide benefits such as reimbursement of relocation and housing costs)
No hedging or pledging of Intel common stock by executives or directors
No special retirement plans exclusively for executive officers
No liberal share recycling under the equity incentive plans
No repricing or exchange of underwater stock options without stockholder approval
No excessive executive perquisites

Our strong governance practices extend beyond our executive compensation programs. With respect to our company-wide compensation and human capital management practices, we focus on continuing to build an inclusive culture and advancing pay equity. See “Proxy Statement Highlights; Our Capital; Human Capital” on page 11 and “Proxy Statement Highlights; Human Capital Management” on page 23 for details of our human capital management practices. We also perform an annual review of our compensation programs to assess whether the programs’ provisions and operations create undesired or unintentional material risk. For 2022, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. See “Corporate Governance Matters; Board’s Role in Risk Oversight at Intel” on page 42 for details on the compensation-related risk assessments.

2023 PROXY STATEMENT	79

2022 Compensation of Our NEOs
Pay Philosophy and Elements of Compensation
The principal elements of our pay-for-performance philosophy include a competitive pay positioning strategy, a heavy emphasis on incentive-driven pay, and goals that are appropriately aligned with our business strategy (in terms of both selection and attainability), as evidenced by the following program components.
▪The competition for executive talent in the technology sector continued to intensify through a multi-year cycle that brought advanced nodes to market, expanded chip use-cases, and new entrants to semiconductor design and manufacturing. In addition to continuing to compete for talent against other successful, established technology companies, we increasingly face an even more competitive landscape as some of our largest customers have begun using their own silicon designs and as a wide range of smaller, high-growth companies focused on emerging technologies continue to develop. The Compensation Committee believes that a competitive, target total direct compensation opportunity is critical to attract, retain, and reward the executive talent crucial to driving value for our stockholders. To that end, total compensation is designed to be competitive with a peer group of companies all vying for the top technical and leadership talent in the world. Adjustments to each individual’s pay position take into account our desire to compensate our executive officers based upon performance, criticality of role, and experience, while fairly balancing internal and external pay equity considerations among executive roles.
▪Total direct compensation opportunities are designed so that a substantial portion of executive pay is variable or “at risk,” based primarily on specific financial metrics or stock price performance over the long term.
▪To further align our executive officers’ interests with those of our stockholders, the Compensation Committee has structured compensation so that the proportion of variable cash and equity-based pay increases with higher levels of responsibility.
▪By using financial, operational, and stock price measures such as revenue, gross margin, cash flows from operations, One Intel goals, and TSR, our incentive plans provide a clear and quantifiable link to operational performance with the goal of creating long-term stockholder value.
Our executive compensation elements for 2022 included base salary, an annual cash bonus, long-term incentive equity awards consisting of RSUs and PSUs, and for NEOs other than our CEO, a quarterly cash bonus. Details of each of these pay elements are provided below in “2022 Cash Compensation” on page 82 and “2022 Equity Incentives” on page 92.
We also provide a competitive benefits package that includes health care, retirement benefits, financial planning, life insurance, and other programs that are designed to allow our executive officers to maximize time and attention on activities designed to increase stockholder value.
We believe that the sum of these components provides highly motivational incentives that link the pay of our executive officers to the performance of our company and enables Intel to attract and retain the very best talent in a highly competitive market.
Intel’s Executive Compensation Governance Process
The Compensation Committee determines the compensation for our executive officers. It also designs executive officer compensation programs and reviews and determines all components of each executive officer’s compensation. The Committee consults an independent compensation consultant. See below in “Use of Compensation Consultant” for more information. The Compensation Committee also consults with management and Intel’s Compensation and Benefits Group regarding executive and non-executive employee compensation plans and programs, including administration of our equity incentive plans. Our Compensation Committee Chair, Dion Weisler, regularly meets with stockholders to understand their perspectives and shares their feedback with the Compensation Committee and full Board to inform compensation decisions.
Executive officers do not propose or seek approval for their own compensation. Our CEO makes a recommendation to the Compensation Committee on the base salary, annual incentive cash compensation targets, and equity awards for each executive officer other than himself, based on his assessment of each executive officer’s performance during the year and our CEO’s review of, among other things, competitive data gathered from peer group data and executive compensation surveys. Our CEO documents each executive officer’s performance during the year, detailing accomplishments, areas of strength, and areas for development. He then bases his evaluation on his knowledge of the executive officer’s performance, a self-assessment completed by the executive officer, and input from employees who report directly to the executive officer. Intel’s Chief People Officer and the Compensation and Benefits Group assist our CEO in developing the executive officers’ performance reviews and reviewing market compensation data to determine the compensation recommendations.

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Annual performance reviews of our CEO are conducted by the non-employee directors acting as a committee of the whole Board. For our CEO’s review, formal input is received from the non-employee directors and senior management. Our CEO also submits a self-assessment focused on pre-established objectives agreed upon with the Board. The non-employee directors meet as a group in executive sessions to prepare the review, which is completed and presented to our CEO. The Compensation Committee uses this evaluation to determine in executive session our CEO’s base salary, annual incentive cash compensation target, and equity awards.
Performance reviews for our CEO and our other executive officers consider these and other relevant topics that may vary depending on the role of the individual officer:
▪Strategic Capability. How well does the executive officer identify and develop relevant business strategies and plans?
▪Execution. How well does the executive officer execute strategies and plans?
▪Leadership Capability. How well does the executive officer lead and develop the organization and people?
▪Cultural Attributes. How well does the executive officer demonstrate strong cultural attributes?
Use of Independent Compensation Consultant
The Compensation Committee engaged Compensia throughout 2022 as its independent executive compensation consultant.
During 2022, Compensia’s work with the Compensation Committee included advice, analysis, and recommendations on:
▪total compensation philosophy;
▪program design, including program goals, components, and metrics;
▪compensation trends in the technology sector and in the general marketplace for senior executives;
▪regulatory trends;
▪compensation of our CEO (including changes to the CEO’s new-hire equity awards) and the other executive officers; and
▪stockholder engagement efforts.
The consultant reported directly to the Compensation Committee and interacted with management at the committee’s direction. Compensia did not perform work for Intel in 2022 except under its engagement by the Compensation Committee and the Corporate Governance and Nominating Committee (advising on director compensation). The Compensation Committee assessed its consultant under factors set forth in the SEC’s rules and concluded that Compensia was independent, and that the firm’s work in 2022 for the Compensation Committee did not raise any conflicts of interest.
Beginning in 2023, the Compensation Committee has appointed a new independent compensation consultant, Semler Brossy.
External Competitive Considerations for 2022
To assist the Compensation Committee in its review of executive compensation in early 2022, Compensia, in conjunction with Intel’s Compensation and Benefits Group, provided compensation data compiled from executive compensation surveys, as well as data gathered from annual reports and proxy statements from companies that the Compensation Committee selected as a peer group for executive compensation analysis purposes. The historical compensation data was adjusted to arrive at current-year estimates for the peer group. The Compensation Committee used this data to compare the compensation of our NEOs to that of the individuals holding comparable positions at the companies in the peer group and make informed decisions.
Peer Group
 The peer group used for benchmarking compensation is focused exclusively on technology companies, as we primarily compete for talent with other technology companies. Our 2022 compensation peer group for the first half of the year consisted of 16 technology companies. The Compensation Committee selected our peers based on size, strategic relevance, business scope and comparability, and R&D investment. The Compensation Committee focused on a pure technology peer group because of their greater relevance, the fact that pay practices at technology companies differ from those of non-technology companies, and because our talent pool movement is primarily within the technology industry. While no one individual company is a perfect match for Intel’s size and business, the peer group on aggregate reflects a snapshot of the market Intel competes with for executive talent. The Compensation Committee added Micron Technologies to our peer group in July 2022 for benchmarking beginning in the fall of 2022 because of Micron’s size, manufacturing capabilities, multi-segmented business operations, and focus on semiconductors. As of the end of 2022, our compensation peer group consisted of 17 technology companies.

2023 PROXY STATEMENT	81

The table below shows information for our 2022 technology peer group:

Company	Reported Fiscal Year	Revenue ($ in billions)	Net Income (Loss) ($ in billions)
Intel 2022	12/31/2022	63.0	8.0
Intel 2022 Percentile		62%	47%
Technology Peer Group
Advanced Micro Devices, Inc. (AMD)	12/31/2022	23.6	1.3
Alphabet Inc.	12/31/2022	283.0	60.0
Amazon.com Inc.	12/31/2022	514.0	(2.7)
Apple Inc.	9/24/2022	394.3	99.8
Applied Materials, Inc.	10/30/2022	25.8	6.5
Broadcom, Inc.	10/30/2022	33.2	11.5
Cisco Systems, Inc.	7/30/2022	51.6	11.8
Dell Technologies, Inc.	1/28/2022	101.2	5.7
HP Inc.	10/31/2022	63.0	3.2
International Business Machines Corporation	12/31/2022	60.5	1.6
Meta Platforms, Inc. (fka Facebook Inc.)	12/31/2022	116.6	23.2
Micron Technology, Inc.	9/1/2022	30.8	8.7
Microsoft Corporation	6/30/2022	198.3	72.7
NVIDIA Corporation	1/29/2023	27.0	4.4
Oracle Corporation	5/31/2022	42.4	6.7
Qualcomm Incorporated	9/25/2022	44.2	12.9
Texas Instruments Incorporated	12/31/2022	20.0	8.7
Summary of Our Compensation Elements
Our NEO executive compensation programs consist of several different elements that serve to attract, retain, and motivate our executives and align pay with performance.
2022 Cash Compensation
The Compensation Committee’s decisions related to base salary and annual incentive cash compensation are focused on ensuring pay is aligned to the market and reflective of company and individual experience and performance. Some of the Compensation Committee’s considerations include the executive officer’s pay relative to the market, internal pay equity, an assessment of the executive’s performance across our three key measures of results, culture and learning, criticality of role, and experience.

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Base Salary
The table below shows the ending annualized base salary for our NEOs for 2022, as compared with 2021, with the exception of Messrs. Zinsner and Schell and Ms. Johnston Holthaus who were not NEOs in 2021.

Name	2022 Base Salary ($)	2021 Base Salary ($)	% Change 2022 vs. 2021
Patrick P. Gelsinger	1,250,000	1,250,000	—%
Michelle Johnston Holthaus	825,000	N/A	N/A
Sandra L. Rivera	825,000	750,000	10%
David A. Zinsner	825,000	N/A	N/A
Christoph Schell	825,000	N/A	N/A
George S. Davis	925,000	925,000	—%
1 The 2022 base salaries of our NEOs (other than our CEO and former CFO) were set consistently at $825,000.

For more information regarding how base salaries are determined by the Compensation Committee, please see “Intel’s Executive Compensation Governance Process” above on page 80.
Annual Incentive Cash Compensation
In January 2022, the Compensation Committee approved the 2022 performance metrics and the goals under the Intel Corporation Executive Annual Performance Bonus Plan (Annual Cash Bonus Plan). For our CEO, the 2022 Annual Cash Bonus Plan design was as follows:

Financial: Revenue (Non-GAAP) (1/3)	Financial: Gross Margin Percentage (Non-GAAP) (1/3)	One Intel Operational Goals (1/3)	Annual Cash Bonus Plan Payout

For our NEOs other than the CEO, the 2022 Annual Cash Bonus Plan design was as follows:

Financial: Revenue (Non-GAAP) (25%)	Financial: Gross Margin Percentage (Non-GAAP) (25%)	One Intel Operational Goals (25%)	Individual OKRs (25%)	Annual Cash Bonus Plan Payout

The table below shows the annual incentive cash compensation target amounts for our NEOs under the Annual Cash Bonus Plan for 2022, which were set at 275% of base salary for our CEO and 165% of base salary for the other NEOs, and compares those targets with 2021, with the exception of Ms. Johnston Holthaus and Messrs. Zinsner and Schell who were not NEOs in 2021. Mr. Davis was not eligible under the Annual Cash Bonus Plan as he retired from Intel in May 2022.

Name	2022 Annual Incentive Cash Target Amount ($)	2021 Annual Incentive Cash Target Amount ($)	% Change 2022 vs. 2021
Patrick P. Gelsinger	3,437,500	3,437,500	—%
Michelle Johnston Holthaus	1,361,300	N/A	N/A
Sandra L. Rivera	1,361,300	1,195,300	14%
David A. Zinsner	1,361,300	N/A	N/A
Christoph Schell	1,361,300	N/A	N/A
The threshold, target, and maximum goals for the performance metrics under the Annual Cash Bonus Plan were established at the start of 2022. Each of the performance metrics have a possible payout of 0-200% (up to 240% for the One Intel operational metric), and the maximum total payout remains capped at 200% of the executive’s target opportunity.

2023 PROXY STATEMENT	83

2022 Annual Cash Bonus Plan Metrics
In response to stockholder feedback received after our 2021 Annual Stockholders’ Meeting, we shifted the financial metrics in the Annual Cash Bonus Plan formula for 2022 to measure our revenue and gross margin performance against pre-established annual target goals. We reduced the weighting of the One Intel operational goals and added individual “Objectives and Key Results” (OKRs). A summary of the metrics and how they align to our long-term strategy is presented below.

Metric	CEO Weight	Other NEO Weight	Why Included in our Annual Cash Bonus Plan
Revenue	1/3	25%	▪Aligns to our growth strategy and gives us the ability to measure our progress against our financial plans set early in the year
Gross Margin Percentage	1/3	25%
▪Ensures that growth is additive to the bottom line and gives us the ability to measure our progress against our financial plans set early in the year
▪Metric includes a negative decelerator feature that promotes significant rigor (see “Negative Discretion” on page 89)

One Intel Operational Goals	1/3	25%
▪Goals represent key deliverables or milestones that position the company to successfully execute our long-term strategic objectives
▪Includes six operational goal categories that apply across all business groups to promote a “One Intel” mindset
▪The six categories include: product leadership, scale growth engines, process efficiency and leadership, culture, inclusive business practices, and sustainability leadership. These goals are highly specific and extremely strategic. They cascade throughout our organization and are a core aspect of how we manage the company

Individual OKRs	—	25%
▪Provides ability to further promote strong execution of our strategy and drive differentiation in the plan results based on our NEOs’ individual contributions to Intel during the performance period
▪Each executive’s performance is assessed against the individual’s 2022 pre-established objectives
▪Our CEO does not have an individual performance element to his Annual Cash Bonus Plan as he is ultimately accountable for the financial and operational performance of the company

Each of the Annual Cash Bonus Plan metrics are measured and scored independently and then added together to determine the final Annual Cash Bonus Plan payout, subject to a 200% maximum payout.
Financial Metrics and Goals
The pay curves for the 2022 financial metrics have threshold, target, and maximum goals. Performance below the threshold results in zero payout for that metric. Payout between intermediate outcomes is determined by linear interpolation. The following table shows the 2022 goals for revenue and gross margin set by the Compensation Committee for the NEOs, the actual results, and the payout for each financial metric.

Metric	Threshold	Target	Maximum	Actual
Revenue (Non-GAAP)[1]	$68.4 billion	$76 billion	$80 billion	$63.1 billion
Payout	—%	100%	200%	—%

	Threshold	Aggressive Deceleration	Target	Maximum	Actual
Gross Margin Percentage (Non-GAAP)[1]	48%	49.5%	52%	54%	47.3%
Payout	-40%	-10%	100%	200%	-40%
1Refer to the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measure in Appendix A beginning on page A-1 of this proxy statement.

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For 2022, there was a negative decelerator for the NEOs in the event gross margin percentage results were below 50%. Accordingly, based on actual results of 47.3% gross margin, the payout resulted in -40%. The intent of this factor was to align with external commitment on gross margin and to ensure payout for the two financial metrics cannot exceed target if gross margin falls below 50%.
One Intel Operational Goals
As an industry leader and a catalyst for technology innovation and products that operates its own manufacturing facilities, we must focus on product development and production innovations that entail multi-year pipelines, particularly in the context of our transformational strategy. Our One Intel operational goals are established to reflect these critical business priorities and leading indicators measuring our progress toward our long-term transformational strategy. For 2022, there were six operational goal categories. The operational goals apply across all business groups to promote a “One Intel” mindset and fall into six categories: product leadership, scale growth engines, process efficiency and leadership, culture, inclusive business practices, and sustainability leadership. Within each of the six key categories, there were another three to five specific and measurable objectives.
Four of the operational categories—product leadership, scale growth engines, process efficiency and leadership, and culture—can score at target 30 points, 25 points, 25 points, and 20 points respectively, in determining the final payout. The other two operational categories—related to RISE 2030 goals of inclusive business practices and sustainability leadership—overlay the outcome of those four operational categories and together can increase the total One Intel operational score earned by a total of 20 points at target. Since 2008, we have integrated our strategy-aligned commitment to corporate responsibility into our compensation program in addition to our business operations throughout our company.
Scoring Methodology
The six One Intel operational categories consist of specific, measurable objectives, which together comprise a “balanced scorecard” framework for measuring our operational performance. The goals under the objectives represent key deliverables or milestones that position the company to successfully execute our long-term strategic objectives. Each of the objectives have a number of sub-goals that are weighted based on priority. A scoring factor ranging from 0x to 2x can be earned for each sub-goal, with a score of 1x indicating on-target completion of our goals. A score of 0.5 may be awarded for partial completion, whereas a score of 2x indicates exceptional achievement.
Each of the objectives is intended to be rigorous to incentivize our NEOs to achieve results that drive our long-term strategic objectives. Additionally, circumstances can change rapidly throughout the year, so results below target can still represent very meaningful progress towards our long-term strategic goals.
These objectives are reviewed and approved at the beginning of the year by the Compensation Committee. Progress against the objectives is reviewed quarterly at the executive leadership meetings and regularly shared with the Compensation Committee throughout the year. At the conclusion of the fiscal year, scores are tabulated based on performance as determined and assessed by the Chief Executive Officer and presented to the Compensation Committee for final review and approval.
Competitive Concerns
Certain One Intel operational goals represent highly confidential information. The company transacts business in the highly competitive semiconductor industry, and disclosure of the continued forward-looking targets and product-specific operational goals could cause irreparable competitive harm to the company by providing competitors insight into the internal goals related to the company’s products and business initiatives, particularly as many of our product and technology goals are based on milestones that are part of a capital intensive, multi-year R&D effort. Disclosure would allow competitors to more effectively glean specific strategies and adjust their own operational objectives or take other measures, such as modifying the timing of competing product launches or commercialization strategies, or instituting particular sales or marketing programs, which could hinder, delay, or frustrate the achievement of the company’s strategic operational objectives. We do not elsewhere publicly disclose the specifics of these operational goals that involve products that have not been qualified for production or release, cost, manufacturing targets and dates, and product release dates.
Consequently, in the table below, we have strived to provide stockholders with greater visibility into the One Intel operational goals where practical, while balancing the competitive concerns noted above. Stockholders we engaged with through our 2022 outreach meetings have provided feedback that they understand and support this balanced approach.

2023 PROXY STATEMENT	85

The following table summarizes the categories of our One Intel operational goals (and their importance to our strategy), the high-level objectives of each of the goals under the categories, our 2022 achievements, and the points scored for each goal:

1. Deliver on Product Leadership
Goals related to product leadership, platform differentiation, and deepening our relationships with industry partners and customers to co-engineer and deliver leading innovation that enables us to continue to fuel innovation across Intel
Score/Points Possible 26.3/30

High Level Objectives[1]	Key Results	Score/Points Possible

Deliver leadership client products to revitalize the PC ecosystem with top tier user experiences	Exceeded. Achieved Raptor Lake readiness milestone multiple weeks ahead of schedule	7.81/6.25

Enable the data center of the future with leadership products and platform differentiation	Met Most. Ratified new data center industry benchmarks with two key partners. Missed target delivery window on Sapphire Rapids product launch	5.47/6.25

Engineering efficiency and scale	Met Most. Achieved above-target reduction in quality excursions year-over-year and key platforms exceeded targets for software and firmware validation readiness prior to development milestones	9.84/11.25

Refresh Intel Go-To- Market Model
Did Not Meet. Achieved below-target market segment share (MSS) for both client and data centers. Met target milestones for key technology leadership events, driving increase in Intel product preference, promoting Intel’s reputation, and improving the customer experience
3.13/6.25

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2. Harness 5 “Superpowers” to Scale Growth Engines: Pervasive Connectivity, Ubiquitous Compute, Cloud/Intelligent Edge, Artificial Intelligence, and Sensing
Goals related to our five Superpowers that combine to amplify and reinforce each other and will exponentially increase the world’s need for computing by packing even more processing capability into even-smaller microchips
Score/Points Possible 24.2/25.0

High Level Objectives[1]	Key Results	Score/Points Possible

Lead the world's networks to software and empower customers to develop intelligent new applications and systems at the edge
Significantly Exceeded. Achieved above-target number of successful Intel infrastructure processing unit (IPU) proof of concept (PoC) with key customers, above-target number of customer deployments for virtualized radio access networks (vRAN) with Intel architecture (IA), and above-target deal or design wins for OneEdge
9.38/6.25

Build scalable data and AI platform
Met. Delivered inference and training optimizations for key platforms, completed target number of Tier 1 cloud service provider (CSP) adoptions of Intel advanced matrix extensions (Intel® AMX), achieved target number of Gaudi design wins with Tier 1 CSPs and target number of Ponte Vecchio (PVC ) deal wins with Tier 1 end users
6.25/6.25

Ramp discrete graphics business	Did Not Meet. Did not achieve target go-to-market milestones for 2022 graphics product launches	1.56/6.25

Establish open platform as the basis of industry competition and our differentiation by driving oneAPI success
Exceeded. Achieved above-target number of installs of Intel oneAPI Base Toolkit (Base Kit), outperformed traffic target for Developer Zone, significantly outperformed goal for oneAPI developers trained, and slightly outperformed share of voice target
7.03/6.25

3. Regain Process Leadership
Goals related to the execution of IDM 2.0, which is the next evolution and expansion of our IDM model. These goals all reflect in-year efforts toward longer-term objectives that enable our IDM 2.0 evolution
Score/Points Possible 37.5/25.0
High Level Objectives[1]	Key Results	Score/Points Possible

Achieve five nodes in four years with unquestioned leadership	Significantly Exceeded. Greatly outperformed process technology goals, exceeded nearly all quality and schedule expectations, and enabled new key Foundry customers	12.5/6.25

Continue to build IFS business with leading and mature node offerings	Significantly Exceeded. Significantly outperformed new customer acquisition goals and IFS ecosystem maturation milestones like Accelerator ecosystem alliance	9.38/6.25

Deliver worldwide supply chain resiliency with smart capital deployment	Significantly Exceeded. Greatly outperformed aggressive supply chain goals and achieved better-than-target CapEx spends and CAU while also beginning new US site excavations	9.38/6.25

Achieve manufacturing leadership at scale post process transfer – yields, costs, and expansion	Met. Met or slightly outperformed manufacturing supply, yields, costs, and expansion goals for 2022	6.25/6.25

2023 PROXY STATEMENT	87

4. Restore Our Winning Culture and Talent Base to Fuel Our Growth
Goals related to attracting, developing, and retaining top talent from around the world while fostering a culture of empowerment, inclusion, and accountability
Score/Points Possible 18.33/20.0

High Level Objectives[1]	Key Results	Score/Points Possible

Make talent a competitive advantage	Did Not Meet. Very narrowly missed aggressive offer-to-accept target for external job requisitions	3.33/6.67

Drive high inclusion, engagement and retention through Intel purpose, strategy, and culture	Significantly Exceeded. Significantly outperformed Employee Experience Survey response rate target. Also achieved year-over-year improvement across all employee engagement questions	11.67/6.67

Harness our values to win with our customers as One Intel	Did Not Meet. Narrowly missed target for Customer Excellence Indicator	3.33/6.67

5. Inclusive Business Practices Related to Our RISE 2030 Goals
Goals related to building a diverse, inclusive, and safe work environment that allows us to attract, develop, and retain the talent Intel needs to remain at the forefront of innovation
Score/Points Possible 10.5/9.0

High Level Objectives	Key Results	Score/Points Possible

Adopt global inclusive hiring practices in support of our 2030 workforce inclusion goals for gender and underrepresented minority (URM) diversity
Exceeded. Slightly outperformed hiring goal for global technical women in junior grades. Underperformed African American representation increase goal for mid-to-senior grades. Met stretch goal for total spends with diverse suppliers
10.5/9.0

6. Sustainability Leadership Related to Our RISE 2030 Goals
Goals related to reducing our environmental footprint that help us: achieve operational efficiencies; lower costs; mitigate risk; and position Intel products as solutions, which help our customers meet their own environmental footprint goals
Score/Points Possible 22.0/11.0
High Level Objectives	Key Results	Score/Points Possible

Innovate to deliver energy conservation and net positive water use, which supports at-scale manufacturing with IDM 2.0 to regain unquestioned technology leadership, manufacturing scale, and long-term growth

Significantly Exceeded. Established first-of-its-commitment to net zero carbon footprint, achieved above-target against goal of 90% for Global Renewable Energy usage, significantly outperformed water conservation goal by achieving 9.6 billion gallons conserved compared to target of 8.5 billion gallons, and outperformed water restoration goal by achieving 3 billion gallons restored compared to target of 2.5 billion gallons
22.0/11.0

Initial Score		138.80

Final Score Following Application of Negative Discretion		122.55

1Specific goals are granular, and they are not detailed here for the first four categories due to competitive harm concerns.

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Negative Discretion	Evaluating One Intel Goals During a Challenging Year for Our Financial Results
The Compensation Committee has confidence in the rigor and discipline of the scoring process for our One Intel operational goals and takes into consideration other relevant factors. The final performance of the One Intel operational goals resulted in a total score of 138.80% and a payout above target. While 2022 was a challenging financial year for the company, the One Intel operational goals were focused on longer term operations that facilitate the long-term strategy and by design, are not directly tied to the immediate financial results. The Compensation Committee believes the goals were appropriately calibrated and leading the company in the right direction towards the long-term path. That said, the Compensation Committee considered the NEOs’ bonus payouts in the context of overall company performance and determined it was appropriate to reduce our NEOs’ One Intel operational goals payout from 138.80% to 122.55%.

The Compensation Committee assessed the company’s performance against the One Intel operational goals in the context of our overall performance, including performance against our revenue and gross margin goals. While our revenue and gross margin goals are intended to assess performance in a given year, the One-Intel operational goals serve a different purpose—to assess our performance against key deliverables or milestones that position the company to successfully execute our long-term strategic objectives, and to drive revenue, gross margin, and stockholder value creation in future years. While 2022 was a challenging financial year for the company, the Compensation Committee does not believe it is inconsistent to have performed below threshold against our financial goals but above target against our goals that tie to the longer term, and has confidence in the rigor and disciplined One Intel goal scoring process. Nevertheless, the Compensation Committee determined it was appropriate to reduce our NEOs’ One Intel operational goal payout.

Individual Performance Goals
Individual performance goals (other than for our CEO) or OKRs were included in the Annual Cash Bonus Plan for the first time in 2022 to further promote strong execution of our strategy and drive differentiation in the payout results based on our NEOs’ individual contributions to Intel during the performance period. The Compensation Committee approved the OKRs for each NEO, which included objectives critical to our strategy and transformation, at the beginning of 2022. The CEO’s Annual Cash Bonus Plan did not include the individual performance metric, as he was responsible for all the key objectives for 2022 as Intel’s CEO.
This approach of establishing individual OKRs is part of the company’s broader effort to return to a culture with clear and explicit performance management through OKRs that are separate from the immediate financial results, and this was a core aspect of the strategy around how to manage the company when we underwent a CEO transition.
Our CEO assessed each of the other NEO’s performance against the individual’s 2022 pre-established OKRs, and then his assessments and recommendations of the performance score for each NEO were presented to the Compensation Committee. The Compensation Committee concurred with the CEO’s assessments and recommendations for the individual scores.
Below are the key objectives and performance highlights for each NEO as well as their final individual scores, and within each of the objectives, there were another three to five specific and measurable objectives. As described above in the One Intel operational goals section, we have strived to provide stockholders with greater visibility into the performance goals where practical, while balancing the competitive concerns noted above.

2023 PROXY STATEMENT	89

The following table summarizes each NEO’s objectives, performance achievements, and the individual score:

Name	Individual Objectives	Individual Performance Highlights	Individual Score

Michelle Johnston Holthaus	▪Achieve CCG 2022 annual revenue target ▪Attract and develop top technical and diverse talent ▪Deliver annual cadence of leadership products to redefine our position in the industry	▪Raptor Lake desktop launch and encouraging Meteor Lake power-on milestone ▪Winning market share against fierce competition ▪Strong progress on strategic initiatives and shoring up the P&L in the midst of extremely challenging macroeconomic conditions ▪Stabilizing the organizational impact resulting from reorganizations, expansion of cross-functional development and design initiatives	100%

Sandra L. Rivera	▪Define and deliver the Xeon platform and non-CPU solutions ▪Acquire and retain world-class technical and diverse talent ▪Execute the data center of the future ▪Achieve DCAI 2022 annual revenue target	▪Delivering on commitment to commercially launch Sapphire Rapids with Tier 1 Customers ▪Successful pivot of Intel® Optane™ product line and launch of Gaudi 2 ▪Sustained momentum on Programmable Solutions Group development with highlights at Field Programmable Gate Array Technology Day	95%

David Zinsner	▪Meet 2022 financial objectives ▪Improve operating execution to deliver IDM 2.0 ▪Modernize financial and operating systems and processes ▪Foster a winning culture and talent base for the finance organization	▪Firmly establishing leadership in the CFO role guiding the company through fiscal 2022 year and leading our 2023 financial goal setting processes ▪Leading first-of-its-kind Semiconductor Co-Investment Program (SCIP) and reaching agreement with Brookfield Asset Management leading to joint investment up to $30 billion ▪Completing Initial Public Offering of Mobileye ▪Leading austerity measures and actions to deliver commitment to reduce spending by $3 billion in 2023 and $8-$10 billion through 2025	110%

Christoph Schell	▪Stabilize sales organization and set go-to-market strategy ▪Meet CCG and DCAI MSS goals for 2022 ▪Deepen customer engagement	▪Strong leadership with customer and internal business groups during extraordinarily challenging macro-economic environment ▪Development of transformational strategy of Intel’s sales and marketing organization reshaping outcomes-based selling	95%

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Final 2022 Annual Cash Bonus Plan Payout
The following table summarizes the performance results for each NEO under the Annual Cash Bonus Plan for 2022. Mr. Davis is not included in the tables below as he retired from Intel in May 2022 and was not eligible to participate in the Annual Cash Bonus Plan.

Name	Revenue (weighted 25%)	Gross Margin Percentage (weighted 25%)	One Intel Goals BEFORE Adjustment	One Intel Goals (weighted 25%)	Individual Performance Factor (weighted 25%)
Patrick P. Gelsinger	0	-40%	138.80%	122.55%	N/A
Michelle Johnston Holthaus	0	-40%	138.80%	122.55%	100%
Sandra L. Rivera	0	-40%	138.80%	122.55%	95%
David Zinsner	0	-40%	138.80%	122.55%	110%
Christoph Schell	0	-40%	138.80%	122.55%	95%
The following table sets forth the 2022 annual cash bonus target for each NEO as well as their cash payments for 2022 and 2021, reflecting the year-over-year changes, with the exception of Ms. Johnston Holthaus and Messrs. Zinsner and Schell who were not NEOs in 2021.

Name	2022 Annual Cash Bonus Target ($)	Final Payout %	2022 Annual Cash Bonus Payment ($)	2021 Annual Cash Bonus Payment ($)	% Change 2022 vs. 2021
Patrick P. Gelsinger	3,437,500	27.52%	945,900	4,904,300	(81)%
Michelle Johnston Holthaus	1,361,300	45.64%	621,300	N/A	N/A
Sandra L. Rivera	1,361,300	44.39%	604,300	1,705,400	(65)%
David A. Zinsner	1,361,300	48.14%	600,700	N/A	N/A
Christoph Schell	1,361,300	44.39%	503,500	N/A	N/A
Quarterly Incentive Cash Compensation
In 2022, the Compensation Committee determined that effective January 1, 2022 for the CEO and effective January 1, 2023 for the other NEOs, the executives would no longer be eligible to participate in the company-wide quarterly incentive cash program. While the quarterly incentive cash program is an important part of Intel’s culture that delivers cash compensation to employees based on Intel’s profitability, the Compensation Committee took action in response to feedback from stockholders and determined to exclude our NEOs from participation in the program.
Pursuant to the program, 5% of Intel’s quarterly net income is divided by the cost to the company to pay all of its employees for one day. Payouts are communicated as extra days of cash compensation, with the participating NEOs receiving the same number of days of pay as the company’s other employees.

5% of Quarterly Net Income	Cost of a Day’s Pay	Quarterly Bonus Payout

In 2022, quarterly incentive cash payments represented less than 1% of the NEOs’ total direct compensation. Total payments that could be earned in 2022 under the quarterly incentive cash program represented 8.8 days of compensation, down from 22.7 days in 2021. An adjusted net income measure was used each quarter for purposes of the quarterly incentive cash payouts in 2022, which excluded gains and losses resulting from ongoing mark-to-market adjustments of marketable equity securities under the updated accounting standard for financial instruments and a charge related to litigation. See the reconciliation of this adjusted financial measure to the comparable GAAP financial measure in Appendix A beginning on page A-1 of this proxy statement.

2023 PROXY STATEMENT	91

2022 Equity Incentives
The Compensation Committee’s decisions related to annual long-term incentive (LTI) equity awards are largely based on an executive’s potential and sustained performance, as well as succession planning, business need and criticality, internal parity, consideration of a competitive market analysis, and our CEO’s recommendations (for executives that report to him and other officers).
The table below shows the annual target LTI equity award values approved by the Compensation Committee for our NEOs in 2022, based on its annual review of these factors, as compared with annual equity award values approved for the NEOs in 2021, with the exception of Ms. Johnston Holthaus and Messrs. Zinsner and Schell who were not NEOs in 2021 and Mr. Gelsinger who received one-time, new-hire equity awards in connection with his appointment as CEO and did not receive an additional annual LTI equity award for 2021. Mr. Davis retired from Intel in May 2022 and did not have a 2022 approved target LTI equity award value.
In 2022, the annual LTI equity awards granted to the CEO were composed of approximately 80% PSUs and 20% RSUs and to the other NEOs were generally composed of approximately 50% PSUs and 50% RSUs.

Name	2022 Approved Value of Annual LTI Equity Awards ($)[1]	2021 Approved Value of Annual LTI Equity Awards ($)	% Change 2022 vs. 2021
Patrick P. Gelsinger	21,500,000	—	N/A
Michelle Johnston Holthaus	10,300,000	N/A	N/A
Sandra L. Rivera [2]	10,300,000	6,000,000	72%
David A. Zinsner	8,250,000	N/A	N/A
Christoph Schell	9,300,000	N/A	N/A
1The amounts reported in the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal Year 2022 Table” on pages 99 and page 103, respectively, differ from these values due primarily to (i) SEC and accounting standard rules that require that a grant will occur only if the goals are established and since the 2022 PSUs have goals with annually set objectives, only 1/3 of the 2022 PSUs will be deemed granted in 2022 for purposes of the Summary Compensation Table, (ii) changes in the fair value of the awards between the date the Compensation Committee approved awards and the date they were actually granted, and (iii) the conversion method we apply when granting awards compared to that used for valuing them under applicable accounting standards and SEC rules (utilizing a 30-day trailing average stock price rather than a closing stock price on the grant date). In addition, the fair value of an RSU award for financial reporting purposes is discounted for the present value of dividends that are not paid on RSUs prior to vesting. NEOs do not get the benefit of this discount when their awards are converted into shares at grant.
2Ms. Rivera’s increased 2022 LTI value reflects her increased responsibilities and promotion to General Manager of the Data Center and AI group in July 2021.
2022 Annual PSU Awards
PSUs are performance-based RSUs or Performance Stock Units under which the number of shares of Intel common stock earned is based on our achievement measured against specified performance metrics over a three-year period. For 2022, our PSU awards may be earned based on achievement of two performance metrics, which have goals with annually set objectives: revenue growth percentage (weighted 60%) and cash flow from operations (CFFO)(weighted 40%), and two three-year modifiers that can each impact the financial score percentages by +/- 25 points: three-year relative TSR (target payout to require above-median performance relative to the S&P 500 Index) and three-year revenue CAGR. The two modifiers ensure an alignment with the capital allocation strategy and focus on growth, in addition to providing long-term three-year goals. The payout opportunity for the executives is 0% to 200% of the target number of PSUs granted.

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Weight	2022	2023	2024	Final Score	Modifier 1	Modifier 2
60%	Revenue Growth %	Revenue Growth %	Revenue Growth %	Average of the Annual Scores	TSR	Revenue CAGR	Final Score (capped at 200%)
40%	CFFO	CFFO	CFFO		+/- 25 points	+/- 25 points
	Annual Score (0-200)	Annual Score (0-200)	Annual Score (0-200)		3-year TSR relative to S&P 500 Index	3-year Revenue CAGR
The goals for revenue growth percentage and CFFO metrics will be set annually by the Compensation Committee and the three annual results will then be averaged at the end of the three-year performance period. The Compensation Committee changed from setting three-year goals to setting annual objectives for the two financial metrics because it determined annual objectives were necessary at this time given the goal of accelerating Intel’s ongoing transformation while maintaining the ability to adapt to challenges in our industry; however, in response to feedback from stockholders, the Compensation Committee has committed to return to multi-year goal setting by fiscal year 2025.
Under the SEC and accounting standard rules for the executive compensation tables, the grant date for PSUs is established when the goals for a period are set by the Compensation Committee. Therefore, the executive compensation tables in this proxy statement will reflect only 1/3 of the grant date fair value of the 2022 PSUs, and the executive compensation tables in future years will reflect additional years of “grants” for the 2022 PSUs as the goals are set for years 2023 and 2024 by the Compensation Committee under the terms of the awards.
The financial goals for 2022 set by the Compensation Committee for revenue growth and CFFO were as follows:

Performance Period	Metric	Threshold	Target	Maximum	Actual	Payout Per Metric
2022	Revenue Growth %[1] (Non-GAAP)	-8.5%	1.7%	7.1%	-15.0%	0%
	CFFO[1] (Non-GAAP)	$24B	$27B	$30B	$13.5B	0%
2022 Payout %						0%
1.Refer to the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measure in Appendix A beginning on page A-1 of this proxy statement.
Our revenue growth percentage for 2022 was -15.0%, which is below the 2022 threshold goal, resulting in achievement of 0% of target for the revenue growth percentage metric.
Our CFFO for 2022 was $13.5B, which is below the 2022 threshold goal, resulting in achievement of 0% of target for the CFFO metric.
Accordingly, the 2022 PSUs achieved an annual score of 0% for fiscal year 2022.
Payout of 2020 PSU Awards
2020 PSU Award. The PSUs granted in January 2020 with a January 2020 through December 2022 performance period were earned at 0% of the target number of shares granted based on a relative TSR metric (weighted 50%) and cumulative EPS growth percentage metric (weighted 50%). Only Mses. Johnston Holthaus and Rivera had outstanding 2020 PSU awards, for which they received no payout.
With respect to the TSR performance metric, our three-year TSR was -49.23%, which was 91.20 percentage points below the median TSR of the S&P 500 Index peer group over the performance period. As a result, the relative TSR metric achieved 0% of target.
With respect to the cumulative EPS growth percentage metric, the target goal was 6.1%. In order to achieve a maximum payout of 200%, the cumulative EPS growth percentage needed to be 10.4% and in order to achieve any payout, the cumulative EPS growth percentage could not have been lower than -1.8%. For the January 2020 through December 2022 performance period, the cumulative EPS growth percentage was -19.75%, which was below the threshold goal. As a result, the cumulative EPS growth percentage metric achieved 0% of target.

2023 PROXY STATEMENT	93

Our PSUs are designed with the intention of challenging executives to reach rigorous long-term goals, and to link the performance of the company with our executives’ compensation. As performance did not reach the threshold levels for the 2020 PSU awards, our 2020 PSUs did not pay out.

Metric	Threshold	Target	Maximum	Actual	Payout Per Metric
TSR Performance (vs. S&P 500 IT Index)	(25%) below Index	Equal to Index	25%	-49.23 ppts below Index	0%
EPS Growth %	-1.8%	6.1%	10.4%	-19.75%	0%
2020 PSU Aggregate Payout Percentage:					0%
Outstanding PSU Awards Cycles
There are three PSU awards cycles currently outstanding:

Grant Year	Performance Period	Performance Metric	Vesting Date
2021	Fiscal Year 2021 - Fiscal Year 2023	Relative TSR and Cumulative EPS Growth %	January 31, 2024
2022	Fiscal Year 2022 - Fiscal Year 2024	Revenue Growth, Cash Flow From Operations, and two modifiers: Relative TSR and Revenue CAGR	January 31, 2025
2022 Annual RSU Awards
For 2022, RSUs made up 20% of the annual long-term incentive award opportunities for our CEO, and 50% of the annual long-term incentive award opportunities for our other NEOs. These awards are intended to support our efforts to provide competitive compensation packages to retain executive officers and to reward them for absolute long-term stock price appreciation. RSUs also serve to balance the performance-based nature of PSUs, facilitate stock ownership, and provide a significant incentive to stay with the company. RSUs vest in substantially equal quarterly increments over three years from the grant date. The RSUs granted in 2022 used quarterly vesting of RSUs to help offset the risks inherent in the all-or-nothing 37-month cliff vesting of the PSUs. However, in response to feedback from our stockholders in 2022, the Compensation Committee has committed to change the vesting schedule of RSUs to vest in substantially equal annual increments over three years from the grant date, beginning with the 2023 RSU awards.
2023 NEO Compensation Changes and Pay Overview
Following extensive stockholder engagement, and a thorough analysis of the needs of our business, the Compensation Committee approved several key changes to our 2023 compensation programs (previously described in the section titled “Stockholder Engagement Shaped Our Response to the 2022 Say-on-Pay Vote”). These changes were designed to further align compensation to our strategy, strengthen our pay-for-performance linkage, provide further alignment with stockholders’ long-term interests, and meet the cost cutting needs of our company given the continued macroeconomic headwinds we face.
▪Quarterly Incentive Cash Program: The Compensation Committee removed the NEOs from participation in Intel’s company-wide quarterly incentive cash program, effective January 1, 2022 for Mr. Gelsinger, and effective January 1, 2023 for all other NEOs.
▪Long-Term Incentive (LTI) Equity Program Design: The Compensation Committee redesigned the LTI equity program to reflect stockholder input. Below is a summary of the changes to the LTI equity program effective 2023:
▪PSU weighting for our NEOs other than our CEO will be increased to 60% (from 50%) and RSU weighting will be decreased to 40% (from 50%), to ensure that the majority of the LTI equity program is performance based; our CEO remains 80% PSUs and 20% RSUs.
▪PSUs granted in 2023 will have a cap at target in the event Intel’s absolute TSR is negative.
▪RSUs will vest in three equal annual installments on the first three anniversaries of the date of grant, instead of in 12 equal quarterly installments.
▪Reductions in Base Salary and Target Bonus: The Compensation Committee, with the support of our senior management team, made the decision to temporarily reduce base salaries for our CEO and NEOs 25% and 15%,

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respectively, with 2023 target bonuses based on the new blended salaries (certain months at prior salary and certain months at reduced salary).
Prior to making the base salary adjustments, we had continued to conduct extensive market benchmarking and had positioned our CEO’s target total direct compensation to approximate the median of our peer group’s CEO compensation.
The following table lists the pay elements of our 2023 programs and the purpose each serve:

Pay Element	Purpose	Performance Period	2023 Performance Metric

Base Salary	Designed to be market-competitive and attract and retain talent Reductions in 2023 base salaries for NEOs, alongside reductions for other employees, reflect the need to cut costs in the current operating environment	Annual	—

Annual Cash Bonus
Incentivize achievement of Intel’s near-term financial and operational objectives, consistent with Intel’s longer-term goals
Reductions in 2023 base salaries for NEOs will affect target opportunity, which will be based on new blended salaries
Annual
For CEO, four equally weighted (25%) performance metrics:
▪Revenue
▪Gross Margin Percentage
▪Spending Reduction Goal
▪One Intel Operational Goals
For other NEOs, five equally weighted (20%) performance metrics:
▪Revenue
▪Gross Margin Percentage
▪Spending Reduction Goal
▪One Intel Operational Goals
▪Individual Objectives and Key Results

Performance Stock Units (80% of LTI mix for CEO, 60% for other NEOs)	Designed to reward long-term profitability and long-term performance relative to peers; to create alignment with stockholders; and to facilitate executive retention	Three Years
Annual Goals
▪ Revenue growth percentage (weighted 60%)
▪Cash flow from operations (weighted 40%)
Three-Year Goals
▪Three-year TSR modifier relative to S&P 500 Index (+/- 25 pts)
▪Three-year Revenue CAGR modifier (+/- 25 pts)
Overall payout capped at target if absolute TSR is negative

Restricted Stock Units (20% of LTI mix for CEO, 40% for other NEOs)	Facilitates stock ownership, executive retention, and stockholder alignment	Three Years (with Annual Vesting)	▪Stock Price Appreciation

2023 PROXY STATEMENT	95

Other Aspects of Our Executive Compensation Programs
Post-Employment Compensation Arrangements
Intel does not provide change in control payments or benefits to our executive officers, and generally provides limited post-employment compensation arrangements to our executive officers. To attract and retain the best talent in the technology sector, we have provided for certain post-employment separation payments and benefits to certain NEOs in their offer letters, and certain NEOs have been granted equity awards with acceleration rights in the event of an involuntary termination of employment.
Generally Available
The limited post-employment compensation arrangements made generally available to our executive officers, including the NEOs, consist of:
▪a 401(k) savings plan;
▪a discontinued discretionary company-funded retirement contribution plan, and a company-funded pension plan, each of which is intended to be tax-qualified;
▪a non-tax-qualified supplemental deferred compensation plan for certain highly compensated employees;
▪retirement, death, and disability acceleration provisions for equity awards; and
▪retirement and death provisions under the Annual Cash Bonus Plan.
Retirement Benefits. The Compensation Committee allows the NEOs to participate in post-employment compensation plans to encourage them to save for retirement and to assist the company in retaining the NEOs. The terms governing the retirement or deferred compensation benefits under these plans for the NEOs are the same as those available to other eligible employees in the US.
Intel makes matching contributions up to 5% based on the amount of employee contributions under the 401(k) savings plan (reduced to 2.5% effective March 1, 2023 as part of the reductions to pay as described above in the Executive Summary). To the extent that the amount of the matching contribution is limited by the Internal Revenue Code of 1986, as amended, Intel credits the additional match amount to the non-tax-qualified supplemental deferred compensation plan. Since January 1, 2015, plan assets contributed for US participants and employer contributions have been participant-directed.
Starting January 1, 2011, the company-funded pension plan was closed to new hires. Effective January 1, 2015, future benefit accruals were frozen for all employees at or above a specific grade level, including all NEOs, and frozen for all employees effective January 1, 2020.
Equity Awards. Our equity awards generally have the following post-employment provisions:
▪Unvested PSUs are canceled upon termination of employment for any reason other than retirement, death, or disability. In the event the holder meets the definition of “retirement” under the Rule of 75 (when the holder’s age plus years of service equal at least 75) or the Rule of Age 60 (reaching age of 60 for grandfathered employees), the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36-month performance period if the retirement (voluntary or involuntary) occurs within the first calendar year of the grant date; if retirement occurs after the first calendar year of the grant date, then the PSUs are fully vested. In the event of retirement under the Rule of 75 or reaching age of 60 with five years of service for new employees as of 2019 or employees who did not receive performance-based RSUs in 2018 (i.e., non-grandfathered), the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36-month performance period. PSUs are not settled into shares of our common stock until after the end of the performance period based on actual performance results, even if the holder qualifies for early vesting.
▪RSUs are subject to retirement vesting under the rule of Age 60 or the Rule of 75, but not both. Upon retirement under the Rule of Age 60, the holder receives one additional year of vesting for every five years of service. Upon retirement under the Rule of 75, the holder receives one additional year of vesting. Additional years of vesting means that any RSUs scheduled to vest within the number of years from the retirement date determined under the rule of Age 60 or Rule of 75 will be vested on the holder’s retirement date.
▪Upon disability or death, all unvested RSUs become 100% vested, and unvested PSUs will become vested subject to actual performance.

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Annual Cash Bonus Plan. The Annual Cash Bonus Plan has the following post-employment provisions, unless the Compensation Committee determines otherwise:
▪In the event a participant retires in accordance with the company’s US retirement eligibility rules, the participant will be eligible for a prorated portion of the annual cash bonus, based on the number of months of employment during the year and payable at the times other participants under the plan receive payout of their annual cash bonus.
▪In the event of a participant’s death, the participant’s estate will be eligible to receive the annual cash bonus the participant would have otherwise received if the participant had remained employed for the full performance period, payable at the times other participants under the plan receive payout of their annual cash bonus.
Specific Arrangements
The following NEOs have been granted equity awards with acceleration rights in the event of an involuntary termination of employment or have time-limited, post-employment separation benefits:
▪Mr. Gelsinger’s offer letter provides that in the event his employment is terminated by the company without cause or he resigns for good reason (as each of those terms is defined in Mr. Gelsinger’s offer letter), and he signs and does not revoke a release of claims in favor of Intel, Mr. Gelsinger will receive a severance payment equal to the sum of (i) 18 months of his then-base salary and (ii) 1.5 times his then-target bonus, payable over a period of 18 months in accordance with Intel’s regular payroll practices. In addition, in the event his employment is terminated by the company without cause, including by reason of his death or disability, or he resigns for good reason, in either case within the initial two-year period following his employment start date, and he signs and does not revoke a release of claims in favor of Intel, solely with respect to the new-hire equity awards described in his offer letter, he will vest as to an additional 18 months in (x) the time-vesting RSUs and (y) any performance-vesting equity awards that have satisfied the applicable performance conditions as of such date and remain subject solely to time-vesting conditions.
▪Mr. Davis was not entitled to any separation pay or other special benefits in connection with his retirement.
Personal Benefits/Perquisites
Intel provides perquisites to executive officers when the Compensation Committee determines that such arrangements are appropriate and consistent with Intel’s business objectives. Intel offers the NEOs certain financial planning services, health evaluations, certain transportation costs, corporate travel card, and travel fee costs.
In addition, our Board of Directors determined to maintain personal security for certain NEOs, including Mr. Gelsinger. We do not consider these additional security measures to be a personal benefit for our NEOs, but rather appropriate expenses for the benefit of Intel that arise out of our executives’ employment responsibilities and that are necessary to their job performance as well as their safety and the safety of their families. In determining to authorize these arrangements and expenses, the Board and Compensation Committee have taken specific steps to ensure that such measures are appropriately tailored, including providing enhanced security for certain individuals in response to specific incidents and threats; not providing enhanced security for all executive officers generally; and ensuring that the Board and/or Compensation Committee, comprised solely of independent directors, authorizes continuation of each arrangement (with no executive officer participating in the decision to approve enhanced security measures for himself or herself). The Board and Compensation Committee have a process for periodic oversight of the nature and cost of security measures and will discontinue, adjust, or enhance security arrangements for our executive officers as appropriate.
In connection with Mr. Zinsner joining Intel in 2022, he received relocation assistance benefits consistent with company-wide policy for relocation costs.
Executive Officer Stock Ownership Guidelines
Purpose
Because the Compensation Committee prioritizes the alignment of management and stockholders’ interests, the Board has set stock ownership guidelines for our executive officers.
Ownership Definition
Unvested PSUs, RSUs, and unexercised stock options do not count toward satisfying these ownership guidelines.

2023 PROXY STATEMENT	97

Measurement of Stock Ownership Compliance1
The following is a summary of our robust stock ownership guidelines. Intel’s executive officers must accumulate and hold shares of Intel common stock based on a multiple of base salary within five years of their appointment as an executive officer or promotion. There are internal target thresholds for those executive officers who are on track but have not yet met their stock ownership requirements. Compliance with the stock ownership requirements is measured, and presented to the Board of Directors, at least four times a year, using the average stock price of the 30 days prior to and including the measurement date (Measurement Price), which is the same method used to convert RSUs granted to our NEOs.
As of December 31, 2022, each of our NEOs had either met their respective ownership guideline in advance of the deadline or still had time to do so. The following table lists the specific ownership requirements for our NEOs (other than Mr. Davis who was neither an employee nor executive officer of the company as of December 31, 2022), their status in meeting the guidelines, and their deadlines to meet the current requirements.

Listed Officer	Multiple of Base Salary Requirement	Status	Deadline
Patrick P. Gelsinger	10x	Met	Feb 2026
Michelle Johnston Holthaus	5x	On Track	April 2027
Sandra L. Rivera	5x	Met	Jan 2027
David A. Zinsner	5x	On track	Jan 2027
Christoph Schell	5x	On track	April 2027
1If the NEO meets his or her stock ownership requirement at any measurement point, the individual is deemed to satisfy the guideline regardless of any subsequent stock price decline so long as the individual continues to hold at least a number of shares equal to the individual’s guidelines based on the Measurement Price for that measurement date.
Intel Policies Regarding Hedging, Derivatives, “Short Sales”, or Pledging
Intel prohibits directors, NEOs, executives, and all other employees from engaging in short sales or other short-position transactions in Intel stock, transactions in publicly traded options and other derivatives based on the value of Intel common stock, or any hedging and monetization transactions that serve to insulate or mitigate against a potential change in Intel’s stock price, including through the use of financial instruments such as prepaid forwards, equity swaps, collars, and exchange funds. This policy does not restrict ownership of, or transactions related to, company-granted awards, such as PSUs, RSUs, employee stock options, and other securities issued by Intel. Holding Intel stock in a margin account and pledging Intel stock as collateral for a loan is prohibited for directors, executive officers, and other senior executives.
Intel Policies Regarding Clawbacks
Both Intel’s Annual Cash Bonus Plan and equity plans, under which annual incentive cash payments and equity awards, respectively, are made include provisions for seeking the return (clawback) from executive officers of incentive cash payments and stock sale proceeds in the event that those amounts had been inflated due to financial results that later had to be restated. In addition, the equity plans provide that, before seeking recovery, the Compensation Committee must first determine that the applicable executive officer engaged in conduct contributing to the reason for the restatement.
Report of the Compensation Committee
The Compensation Committee, which is composed solely of independent directors of the Board of Directors, assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of Intel’s executive officers. The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in Intel’s 2022 Annual Report on Form 10-K (incorporated by reference) and in this proxy statement.
Compensation Committee, as of March 15, 2023
Dion J. Weisler, Chair
James J. Goetz

Risa Lavizzo-Mourey
Barbara G. Novick

98

Executive Compensation Tables
The following table lists the annual compensation for our 2022 named executive officers (NEOs) for fiscal years 2022, 2021, and 2020 to the extent that they were NEOs during those years.
Summary Compensation Table

Name and Principal Position		Year	Salary ($) [1]	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) [2]	All Other Compensation ($)	Total ($)
Patrick P. Gelsinger	3	2022	1,302,100	—	8,869,600	—	945,900	—	497,100	11,614,700
CEO		2021	1,098,500	1,750,000	140,433,000	29,108,400	5,113,900	685,000	401,600	178,590,400
Michelle Johnston Holthaus	4	2022	856,300	—	5,997,400	—	666,000	—	114,200	7,633,900
EVP and GM, CCG
Sandra L. Rivera	4	2022	856,300	—	5,997,400	—	649,000	—	157,400	7,660,100
EVP and GM, DCAI		2021	724,400	1,000,000	6,130,200	—	1,813,300	—	130,200	9,798,100
David A. Zinsner	5	2022	790,600	2,000,000	16,560,600	—	634,700	—	340,700	20,326,600
EVP and CFO
Christoph Schell	6	2022	659,400	20,000,000	6,478,000	—	518,300	—	23,100	27,678,800
EVP and CCO, SMG
George S. Davis	7	2022	366,100	—	244,500	—	45,100	—	106,800	762,500
Former EVP and CFO		2021	925,000	1,000,000	6,641,200	—	2,315,400	—	43,400	10,925,000
		2020	900,000	1,000,000	7,088,100	—	1,632,500	—	157,400	10,778,000
1Intel has a 52- or 53-week fiscal year that ends on the last Saturday in December. Fiscal year 2022 was a 53-week fiscal year, which resulted in an extra pay cycle for our NEOs as compared to the prior years 2021 and 2020.
2In 2022, the change in pension value and non-qualified deferred compensation for Mr. Gelsinger was tied to the benefits that were earned when he was a former Intel employee prior to 2011. In 2022, the following NEOs had a loss in pension value of the following amounts: Mr. Gelsinger $(448,000) and Ms. Rivera $(33,000). Ms. Johnston Holthaus' pension value did not change.
3Mr. Gelsinger joined Intel as CEO on February 15, 2021.
4Mses. Johnston Holthaus and Rivera were not NEOs prior to 2022 and 2021, respectively.
5Mr. Zinsner joined Intel as CFO on January 17, 2022.
6Mr. Schell joined Intel as EVP on March 14, 2022.
7Mr. Davis retired from Intel on May 6, 2022, after stepping down as CFO effective as of January 17, 2022 and serving as an advisor until his retirement. He received an RSU award that vested on April 30, 2022.
Bonus. Messrs. Zinsner and Schell each received their sign-on cash bonus in accordance with their offer letter.
Equity Awards. Under SEC rules, the values reported in the “Stock Awards” column of the Summary Compensation Table reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718), of grants of stock awards to each of the NEOs.
The grant date fair values of the TSR component of the Performance Stock Units (PSUs), strategic growth PSUs granted in 2019, performance-based stock options granted in 2019, and CEO new-hire awards (including the PSUs with a TSR component, strategic growth PSUs, outperformance PSUs, and performance-based stock options) are determined using the Monte Carlo simulation valuation method.
We calculate the grant date fair value of an RSU by taking the average of the high and low trading prices of Intel common stock on the grant date and reducing it by the present value of dividends expected to be paid on Intel common stock before the RSU vests, because we do not pay or accrue dividends or dividend-equivalent amounts on unvested RSUs.
The grant date fair value of the EPS growth component of the PSUs are determined using the same methodology as for RSUs and applied to the respective target number of PSUs granted.

2023 PROXY STATEMENT	99

The following table includes the assumptions used to calculate the aggregate grant date fair value of awards reported for each of 2020, 2021, and 2022, on a grant-date by grant-date basis.

	Assumptions
Grant Date	Award Type[1]	Volatility[2]	Expected Life (Years)[3]		Risk-Free Interest Rate	Dividend Yield
1/30/2020	PSU-EPS	N/A	3.0		1.4%	2.0%
1/30/2020	PSU-TSR	27.8%	3.0		1.4%	2.0%
1/30/2020	RSU	N/A	3.0		1.5%	2.0%
1/30/2021	PSU-EPS	N/A	3.0		0.2%	2.5%
1/30/2021	PSU-TSR	40.5%	3.0		0.2%	2.5%
1/30/2021	RSU	N/A	3.0		0.1%	2.5%
2/15/2021	TSR PSU	40.3%	3.0		0.2%	2.3%
2/15/2021	RSU	N/A	3.0		0.1%	2.3%
2/15/2021	Perf SO	29.3%	N/A		1.2%	2.3%
2/15/2021	OUT PSU	33.8%	5.0		0.5%	2.3%
2/15/2021	SG PSU	33.8%	5.0		0.5%	2.3%
3/22/2021	Invest RSU	N/A	3.0		0.1%	2.1%
11/30/2021	RSU	N/A	3.0		0.4%	2.8%
1/31/2022	RSU	N/A	3.0		0.9%	3.0%
1/31/2022	RSU	N/A	0.2	[4]	—%	3.0%
1/31/2022	2022 PSU	39.8%	3.0		1.4%	3.0%
3/30/2022	RSU	N/A	3.0		1.7%	2.8%
3/30/2022	2022 PSU	40.6%	3.0		2.4%	2.8%
1The Award types are as follows:

2022 PSU	PSUs granted in 2022	Perf SO	Performance-based stock options granted to our CEO	RSU	Restricted Stock Units

Invest RSU	Matching RSUs granted to our CEO	PSU-EPS	Annually granted PSUs with an EPS performance condition	SG PSU	Strategic growth PSUs granted to our CEO

OUT PSU	Outperformance PSUs granted to our CEO	PSU - TSR	Annually granted PSUs with a relative TSR performance condition	TSR PSU	PSUs with a relative TSR performance condition granted to our CEO
2The Monte Carlo simulation valuation for the PSU – TSR awards and TSR PSU awards assumed a stock price volatility for the S&P 500 IT Index and a correlation coefficient between Intel and the S&P 500 IT Index over the Volatility Period and for the PSU awards granted in 2022 (2022 PSUs) assumed a stock price volatility for the S&P 500 Index and a correlation coefficient between Intel and the S&P 500 Index over the Volatility period, as follows:

Grant Date	Volatility Period	Volatility	Correlation Coefficient
1/30/2020	2.9	18.8%	0.6762
1/30/2021	2.9	29.3%	0.7325
2/15/2021	3.0	29.1%	0.7332
1/31/2022	2.9	22.9%	0.6808
3/30/2022	2.8	23.8%	0.6930
3For PSUs and RSUs, this reflects the three-year vesting period from the grant date. For Perf SO, no single assumption is used and the expected life calculated in Monte Carlo simulations is assumed based on the midpoint between the later of the vesting period or the time until the stock hurdle is achieved under each simulation, and the 10 year term of the option.
4Reflects an RSU grant to Mr. Davis that vested on April 30, 2022.

100

Because the performance-related component of the 2022 PSUs is based on separate measurements of our performance for each year in the three-year performance period, FASB ASC Topic 718 requires the grant date value to be calculated with respect to one-third of the total 2022 PSUs in each year of the three-year performance period, with the value for each year based on the probable outcomes of the revenue growth percentage and cash flow from operations performance conditions against the goals set for that year. The table below sets forth the grant date fair value for one-third of the total 2022 PSUs, determined in accordance with FASB ASC Topic 718 principles (i) based on the probable outcome at target of the performance-related component as of the grant date, (ii) based upon achieving the maximum level of performance under the performance-related component in 2022, and (iii) based on the grant date fair value.

Name		Award Type	Target Outcome of Performance-Related Component Grant Date Fair Value ($)[1]	Maximum Outcome of Performance-Related Component Grant Date Fair Value ($)[1]	Target Outcome of Performance-Related Component Grant Date Number of Shares (#)	Maximum Outcome of Performance-Related Component Grant Date Number of Shares (#)
Patrick P. Gelsinger		Annual Award PSU	5,149,400	10,298,900	108,455	216,910
Michelle Johnston Holthaus		Annual Award PSU	1,541,800	3,083,600	32,473	64,946
Sandra L. Rivera		Annual Award PSU	1,541,800	3,083,600	32,473	64,946
David A. Zinsner		Annual Award PSU	1,235,000	2,469,900	26,010	52,020
Christoph Schell		Annual Award PSU	1,650,900	3,301,900	32,251	64,502
George S. Davis	2	Annual Award PSU	N/A	N/A	N/A	N/A
1The number of shares in the table represent the target and the maximum number of shares that each NEO could receive based on assumptions as of the grant date. However, the value ultimately received by the executives is dependent upon Intel’s stock price at the time of payout (as well as the satisfaction of the performance conditions).
2Mr. Davis retired from Intel on May 6, 2022, after stepping down as CFO effective as of January 17, 2022 and serving as an advisor until his retirement. He was not granted 2022 PSUs.
Non-Equity Incentive Plan Compensation. The amounts in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table include annual incentive cash payments made under the Annual Cash Bonus Plan and the quarterly incentive cash program. The allocation of payments was as follows:

Name	Year	Annual Incentive Cash Payments ($)	Quarterly Incentive Cash Payments ($)	Total Incentive Cash Payments ($)
Patrick P. Gelsinger	2022	945,900	—	945,900
	2021	4,904,300	209,600	5,113,900
Michelle Johnston Holthaus	2022	621,300	44,700	666,000
Sandra L. Rivera	2022	604,300	44,700	649,000
	2021	1,705,400	107,900	1,813,300
David A. Zinsner	2022	600,700	34,000	634,700
Christoph Schell	2022	503,500	14,800	518,300
George S. Davis	2022	—	45,100	45,100
	2021	2,177,500	137,900	2,315,400
	2020	1,494,900	137,600	1,632,500
Change in Pension Value and Non-Qualified Deferred Compensation Earnings. Amounts reported represent the actuarial change of the benefit that the NEO (other than Messrs. Zinsner, Schell, and Davis) have in the tax-qualified pension plan and, for certain individuals, the supplemental benefit under the plan that offsets certain amounts under the non-qualified deferred compensation plan. Year-to-year differences in the present value of the accumulated benefit arise mainly from changes in the interest rate used to calculate present value and the participant’s age approaching 65. The NEOs generally had an overall decrease in 2022 compared to 2021 because the interest rate used to calculate present value increased from 2.9% for 2021 to 5.6% for 2022. Prior to 2011, when Mr. Gelsinger was a former Intel employee, he was a participant in the tax-qualified pension plan and the supplemental benefit. Upon rehire in 2021, Mr. Gelsinger is not eligible for additional pension benefits. Ms. Johnston Holthaus is a participant in the tax-qualified pension plan; however, was not eligible for the supplemental benefit. Ms. Rivera is a participant in the tax-qualified pension plan and the supplemental benefit. Messrs. Zinsner, Schell, and Davis are not eligible for pension benefits, as they were hired after January 1, 2011. For more information about the pension plan benefits, see below under “Pension Benefits for Fiscal Year 2022” on page 108.

2023 PROXY STATEMENT	101

All Other Compensation for 2022. The amounts in the “All Other Compensation” column of the Summary Compensation Table include tax-qualified matching company contributions to the 401(k) savings plan, matching company contributions to the non-qualified deferred compensation plan, tax gross-ups, and payments for perquisites, as detailed in the table below. Perquisites for 2022 include financial planning, eligibility for health evaluations, company-provided transportation (including commuting), security, corporate travel card, travel fee costs, and company-matched charitable contributions.

Name	Year	Retirement Plan Contributions[1] ($)	Deferred Compensation Plan Contributions[2] ($)	Tax Gross-Ups[3] ($)	Financial Planning and Physicals ($)	Company-Provided Transportation[4] ($)	Relocation[5] ($)	Other[6] ($)
Patrick P. Gelsinger	2022	15,300	294,700	—	27,500	147,600	—	12,000
Michelle Johnston Holthaus	2022	15,300	76,400	600	10,800	—	—	11,100
Sandra L. Rivera	2022	15,300	114,600	—	27,500	—	—	—
David A. Zinsner	2022	15,300	4,100	85,400	27,500	—	100,500	107,900
Christoph Schell	2022	15,300	—	—	7,500	—	—	300
George S. Davis	2022	15,300	—	—	12,700	—	—	78,800
1Amounts included in the retirement plan contributions column become payable only upon the earliest to occur of retirement, termination of employment, disability, or death (receipt may be deferred following retirement or termination of employment but no later than reaching age 70.5).
2Amounts included in the deferred compensation plan contributions column will be paid to the NEOs after a fixed period of years or upon termination of employment, in accordance with irrevocable elections made in the calendar year before the calendar year in which that compensation is deferred.
3Amounts included in the tax gross-ups column for Ms. Johnston Holthaus represent equalization payments to offset taxes imposed on recognition awards she received prior to her becoming a NEO. Amounts to Mr. Zinsner represent equalization payments to offset taxes imposed on his relocation benefits, consistent with company-wide policy for relocation costs.
4For company-provided transportation costs (car service), the amount reported for Mr. Gelsinger represents the cost to Intel or, with respect to arrangements that are utilized both in business and non-business contexts, an allocation of the cost to Intel of the non-business component of such arrangements.
5Amounts represent payments to Mr. Zinsner for relocation benefits received upon joining Intel in 2022, consistent with company-wide policy for relocation costs.
6Amounts represent payments to Ms. Johnston Holthaus for recognition and cash compensation received prior to coming a NEO ($900); payments to Mr. Zinsner ($300) and Mr. Schell ($300) for health and welfare services, consistent with company-wide policy; payments to Mr. Gelsinger ($300) and Mr. Davis ($600) for corporate travel cards; payments to Ms. Johnston Holthaus ($200) for travel fees; payments to Mr. Gelsinger ($1,700) and Mr. Zinsner ($100,000 ) for residential security; and payments made by the Intel Foundation for matching charitable contributions on behalf of Mr. Gelsinger ($10,000), Ms. Johnston Holthaus ($10,000), and Mr. Zinsner ($7,600), in line with the guidelines of Intel’s employee charitable matching gift program and donation campaigns. Amounts for Mr. Davis include cash payments for accrued but unused sabbatical ($56,900) and payments related to the company’s late delivery of amounts owed to Mr. Davis ($21,300).

102

Grants of Plan-Based Awards in Fiscal Year 2022
The following table presents equity awards granted under the 2006 Equity Incentive Plan and awards granted under our Annual Cash Bonus Plan and quarterly incentive cash payments in 2022. Under SEC rules, the values reported in the “Grant Date Fair Value of Stock Awards” column reflect the grant date fair value of grants of stock awards determined under accounting standards applied by Intel, as discussed above.

				Estimated Future Payouts Under Non-Equity Incentive Plans		Estimated Future[3]		All Other Stock Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards ($)[2]
Name	Grant Date	Approval Date	Award Type[1]	Target ($)[2]	Maximum ($)	Target (#)	Maximum (#)
Patrick P. Gelsinger	1/31/2022	1/31/2022	PSU	—	—	108,455	216,910	—	—	5,149,400
	1/31/2022	1/31/2022	RSU	—	—	—	—	81,342	—	3,720,200
			Annual Cash	3,437,500	6,875,000
			Quarterly Cash	—
Michelle Johnston Holthaus	1/31/2022	1/31/2022	PSU	—	—	32,473	64,946	—	—	1,541,800
	1/31/2022	1/31/2022	RSU	—	—	—	—	97,421	—	4,455,600
			Annual Cash	1,361,300	2,722,600
			Quarterly Cash	44,700
Sandra L. Rivera	1/31/2022	1/31/2022	PSU	—	—	32,473	64,946	—	—	1,541,800
	1/31/2022	1/31/2022	RSU	—	—	—	—	97,421	—	4,455,600
			Annual Cash	1,361,300	2,722,600
			Quarterly Cash	44,700
David A. Zinsner	1/31/2022	1/2/2022	PSU	—	—	57,537	115,074	—	—	2,731,900
	1/31/2022	1/2/2022	RSU	—	—	—	—	305,030	—	13,828,700
			Annual Cash	1,361,300	2,722,600
			Quarterly Cash	34,000
Christoph Schell	3/30/2022	2/11/2022	PSU	—	—	32,251	64,502	—	—	1,650,900
	3/30/2022	2/11/2022	RSU	—	—	—	—	96,753	—	4,827,100
			Annual Cash	1,361,300	2,722,600
			Quarterly Cash	14,800
George S. Davis	1/31/2022	1/31/2022	RSU	—	—			5,124		244,500
			Annual Cash	1,526,300	3,052,600
			Quarterly Cash	45,100
1The Award type abbreviations are as follows: PSU - performance-based restricted stock units or Performance Stock Units that vest based on revenue growth percentage and cash flow from operations; RSU - restricted stock units.

2023 PROXY STATEMENT	103

2Amounts reported as “Target” in the “Annual Cash” rows are the named executive officer’s annual incentive cash target, and the amounts reported as “Target” in the “Quarterly Cash” rows are the named executive officer’s 2022 aggregate quarterly incentive cash payments. Actual 2022 annual incentive cash payments are reported in the table under the heading “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. There is no threshold amount for the Annual Cash or Quarterly Cash Awards granted in 2022.
3The “Estimated Future Payouts Under Equity Incentive Plans” columns represent the target and maximum number of shares that could be received by each named executive officer (NEO); however, the value ultimately received by the named executive officer is dependent upon Intel’s stock price at the time of payout (as well as satisfaction of the performance conditions). In accordance with FASB ASC Topic 718, the grant date for performance-based awards is established when the performance objectives are set by the Compensation Committee. Because the Compensation Committee sets annual performance objectives for two of the financial metrics for the 2022 PSUs, the reported numbers for the target number of shares for the 2022 PSUs reflect the portion of the PSUs for which performance objectives were set in fiscal year 2022, or one-third of the total 2022 PSUs. There is no minimum number of shares that can be earned for the 2022 PSUs.
Annual PSU Awards. PSUs granted to the NEOs in 2022 have a three-year performance period and vest on January 31, 2025. The number of shares of Intel common stock to be received at vesting will range from 0% to 200% of the target number of PSUs granted, based on our average achievement of annual performance objectives set by the Compensation Committee for each of 2022, 2023, and 2024 as to two financial metrics - revenue growth percentage (weighted 60%) and cash flow from operations (weighted 40%), with two modifiers that can each impact the overall score by plus or minus 25 points based on our achievement of three-year performance objectives for relative TSR (where target payout requires above median performance compared to the S&P 500 Index) and three-year performance objectives for revenue CAGR.
Annual RSU Awards. RSUs granted to the NEOs in 2022 vest on a quarterly basis over the three years following the grant date.
Annual Cash Bonus Plan. Payout under the Annual Cash Bonus Plan ranges from 0% to 200% of the NEO’s target opportunity. For more details regarding our Annual Cash Bonus Plan, see “ Annual Incentive Cash Compensation” beginning on page 83.
Quarterly Incentive Cash Program. For more details regarding our quarterly incentive cash program, see “Quarterly Incentive Cash Compensation” on page 91.

104

Stock Option Exercises and Stock Vested in Fiscal Year 2022
The following table provides information on NEOs’ stock option exercises and vesting of RSUs and PSUs during fiscal year 2022.

		Option Awards		Stock Awards
Name	Grant Type	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Total Value Realized on Exercise and Vesting ($)
Patrick P. Gelsinger	Option	—	—	—	—	—
	RSU	—	—	213,131	8,113,400	8,113,400
	PSU	—	—	—	—	—
Total		—	—	213,131	8,113,400	8,113,400
Michelle Johnston Holthaus	Option	—	—	—	—	—
	RSU	—	—	126,126	4,125,000	4,125,000
	PSU	—	—	40,271	1,936,500	1,936,500
Total		—	—	166,397	6,061,500	6,061,500
Sandra L. Rivera	Option	—	—	—	—	—
	RSU	—	—	44,735	1,727,300	1,727,300
	PSU	—	—	41,147	1,978,700	1,978,700
Total		—	—	85,882	3,706,000	3,706,000
David A. Zinsner	Option	—	—	—	—	—
	RSU	—	—	19,508	713,600	713,600
	PSU	—	—	—	—	—
Total		—	—	19,508	713,600	713,600
Christoph Schell	Option	—	—	—	—	—
	RSU	—	—	24,188	884,800	884,800
	PSU	—	—	—	—	—
Total		—	—	24,188	884,800	884,800
George S. Davis	Option	—	—	—	—	—
	RSU	—	—	43,574	2,136,100	2,136,100
	PSU	—	—	—	—	—
Total		—	—	43,574	2,136,100	2,136,100
2019–2022 PSU Payout. In 2022, the payout for three-year performance period PSUs granted in 2019 was 52.2%. The performance metrics for the PSUs were relative TSR measured against the S&P 500 IT Index and three-year EPS growth rate. Intel’s TSR was 7.99%, which was 141.3 percentage points below the median TSR of the S&P 500 IT Index of 149.30% over the performance period. The relative TSR metric achieved 0% of target. The three-year EPS growth percentage was 4.0%, which was above the target goal of 3.8%. The cumulative EPS growth percentage metric achieved 104.4% of target.

2023 PROXY STATEMENT	105

Outstanding Equity Awards at Fiscal Year-End 2022
The following table provides information regarding outstanding equity awards held by the NEOs as of December 31, 2022. Unless otherwise specified, market value for stock awards (PSUs, RSUs, and Options) is determined by multiplying the number of shares by the closing price of Intel common stock on Nasdaq on the last trading day of the fiscal year (December 30, 2022).

	Stock Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options Unexercisable and Unearned (#)[1]	Option Exercise Price ($)	Option Expiration Date	Market Value of Unexercised Options ($)[2]	Grant Date	Award[3]	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested[3] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Patrick P. Gelsinger	2/15/2021	—	2,083,638	61.81	2/15/2031	—	2/15/2021	RSU	175,675	4,643,100
							3/22/2021	Invest RSU	65,318	1,726,400
							2/15/2021	TSR PSU			368,965	9,751,700
							2/15/2021	OUT PSU			3,275,199	86,563,500
							2/15/2021	SG PSU			457,789	12,099,400
							1/31/2022	RSU/PSU	61,006	1,612,400	325,366	8,599,400
Total			2,083,638			—			301,999	7,981,900	4,427,319	117,014,000
Michelle Johnston Holthaus	3/13/2019	—	225,000	54.11	3/13/2029	—	3/13/2019	PU			56,250	1,486,700
							1/30/2020	RSU/PSU	1,890	50,000	90,737	2,398,200
							1/30/2021	RSU/PSU	11,321	299,200	108,684	2,872,500
							11/30/2021	RSU	154,334	4,079,000
							1/31/2022	RSU/PSU	73,066	1,931,100	97,421	2,574,800
Total			225,000			—			240,611	6,359,300	353,092	9,332,200
Sandra L. Rivera	3/13/2019	—	225,000	54.11	3/13/2029	—	3/13/2019	PU			56,250	1,486,700
							1/30/2020	RSU/PSU	1,620	42,800	77,774	2,055,600
							1/30/2021	RSU/PSU	9,057	239,400	86,947	2,298,000
							1/31/2022	RSU/PSU	73,066	1,931,100	97,421	2,574,800
Total			225,000			—			83,743	2,213,300	318,392	8,415,100
David A. Zinsner							1/31/2022	RSU/PSU	285,522	7,546,300	172,614	4,562,200
Total			—			—			285,522	7,546,300	172,614	4,562,200
Christoph Schell							3/30/2022	RSU/PSU	72,565	1,917,900	96,753	2,557,200
Total			—			—			72,565	1,917,900	96,753	2,557,200
George S. Davis [4]
Total			—			—			—	—	—	—

106

1The Options vest in four equal installments, with the first vesting commencing on the first anniversary of the grant date, the second vesting on February 1, 2021, the third vesting on February 1, 2022, and the last vesting on February 1, 2023, and become exercisable only upon achieving the threshold stock price hurdle and maintaining the price for 30 consecutive trading days by February 1, 2024. The Options have a 10 year expiration date.
2The Market Value of Unexercised Options is determined by multiplying the number of unvested stock options by the closing price of Intel common stock on Nasdaq on the last trading day of the fiscal year (December 30, 2022) minus the option’s exercise price.
3RSUs, PSUs, Performance Units (PU), CEO Performance Stock Options (Perf SO), CEO Strategic Growth PSUs (SG PSU), CEO TSR PSUs (TSR PSU), CEO Outperformance PSUs (OUT PSU), and CEO Investment RSUs (Invest RSU) are shown at their target amount. Unless otherwise noted and in each case, subject to continued employment through the applicable vest dates:
▪The RSUs vest quarterly over a three-year period from the grant date.
▪The 2022 PSUs have a three-year performance period from the start of the fiscal year of the grant date and will vest on January 31, 2025, based on our average achievement of annual performance objectives set by the Compensation Committee for each of 2022, 2023, and 2024 as to two financial metrics - revenue growth percentage (weighted 60%) and cash flow from operations (weighted 40%), with two modifiers that can each impact the overall score by plus or minus 25 points based on our achievement of three-year performance objectives for relative TSR (where target payout requires above median performance compared to the S&P 500 Index) and three-year performance objectives for revenue CAGR. The 2022 PSUs are shown above at the target amount that may be earned at the end of the three-year performance period; however in accordance with SEC and accounting standard rules, only one-third of the target number of 2022 PSUs granted are shown in the Summary Compensation Table and Grants of Plan-Based Awards in Fiscal Year 2022 table above.
▪The PSUs granted in 2020 and 2021 have a three-year performance period from the start of the fiscal year of the grant date and will vest on the 37th month anniversary of the start of the performance period, based on Intel’s TSR performance relative to the S&P 500 IT Index (50%) and Intel’s cumulative EPS growth against an EPS growth target over the three-year performance period (50%).
▪The Performance Units will vest based on certain stock price hurdles over a five-year period and 50% of any vested PUs will be settled on February 1, 2022 and the remaining vested PUs will be settled on February 1, 2024. No PUs were earned or settled on February 1, 2022.
▪The Perf SOs vest in four equal installments, with the first vesting commencing on the first anniversary of the grant date, the second vesting on the second anniversary of the grant date, the third vesting on the third anniversary of the grant date, and the last vesting on the fourth anniversary of the grant date, and become exercisable only upon achieving the threshold stock price hurdle and maintaining the price for 30 consecutive trading days by February 15, 2026. The Perf SO have a ten year expiration date.
▪The TSR PSUs have a three-year performance period from the start of the fiscal year of the grant date and will vest based on Intel’s TSR performance relative to the S&P 500 IT Index over a three-year performance period.
▪The OUT PSUs will vest based on certain stock price hurdles over a five-year period. 50% of any earned shares will be eligible to vest on the third anniversary after the grant date, the remainder of earned shares will vest on the fifth anniversary of the grant date.
▪The SG PSUs will vest based on certain stock price hurdles over a five-year period. 50% of any earned shares will be eligible to vest on the third anniversary after the grant date, the remainder of earned shares will vest on the fifth anniversary of the grant date.
▪The Invest RSUs vest quarterly over a three-year period from the grant date.
4Mr. Davis retired from Intel on May 6, 2022.

2023 PROXY STATEMENT	107

Pension Benefits for Fiscal Year 2022
The following table shows the estimated present value of accumulated pension benefits for the NEOs.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit[1,2] ($)
Patrick P. Gelsinger	Pension Plan	N/A	1,235,000
Michelle Johnston Holthaus	Pension Plan	N/A	—
Sandra L. Rivera	Pension Plan	N/A	45,000
David A. Zinsner	Pension Plan	N/A	N/A
Christoph Schell	Pension Plan	N/A	N/A
George S. Davis	Pension Plan	N/A	N/A
1Until distribution, these benefits are also reflected in the named executive officer’s balance reported in the Non-Qualified Deferred Compensation table. The amounts of these tax-qualified pension plan arrangements are not tied to years of credited service. Upon termination, the amount that the named executive officer receives under the non-qualified deferred compensation plan will be reduced by the amount received under the tax-qualified pension plan arrangement. Messrs. Zinsner, Schell, and Davis are not eligible for pension benefits as they were hired after January 1, 2011.
2Mr. Gelsinger has pension benefits, which were earned when he was a former Intel employee prior to 2011.
The US Intel Minimum Pension Plan is a tax-qualified defined benefit plan with two components. The first component provides participants with retirement income that is determined by a pension formula based on final average compensation, Social Security-covered compensation, and length of service upon separation not to exceed 35 years. It provides pension benefits only if the annuitized value of a participant’s account balance in Intel’s tax-qualified retirement contribution plan is less than the pension plan benefit, in which case the pension plan funds a net benefit that makes up the difference. As of December 31, 2022, Ms. Rivera’s amount included in the table above has a portion associated with this component. Effective January 1, 2015, compensation earned and service accruals were frozen as of December 31, 2014 in the US Intel Minimum Pension Plan for all employees at or above a specific grade level, including all named executive officers.
The second component is an arrangement under which pension benefits offset amounts that otherwise would be paid under the non-qualified deferred compensation plan described below. Employees who were participants in the non-qualified deferred compensation plan as of December 31, 2003 were able to consent to a one-time change to the non-qualified deferred compensation plan’s benefit formula. This change reduces the employee’s distribution amount from the non-qualified deferred compensation plan by the lump sum value of the employee’s tax-qualified pension plan arrangement at the time of distribution. Each participant’s pension plan arrangement was established as a fixed, single-life annuity amount based on assumed retirement at age 65. Each participant’s benefit was set based on a number of elements, including his or her non-qualified deferred compensation plan balance as of December 31, 2003, IRS pension rules that consider age and other factors, and limits that Intel sets for equitable administration. Mr. Gelsinger elected to participate when he was a former Intel employee. As of December 31, 2022, Ms. Rivera's amount included in the table above has a portion associated with this component. Ms. Johnston Holthaus and Messrs. Zinsner, Schell, and Davis were not eligible to participate in these arrangements.
The benefit under both components of the plan are frozen, and accordingly, year-to-year differences in the present value of the accumulated benefit arise mostly from changes in the interest rate used to calculate present value and the participant’s age becoming closer to age 65. We calculated the present value assuming that the named executive officers will remain in service until age 65, using the interest rate and other assumptions used by Intel for financial statement accounting, as reflected in Note 17 to the financial statements in our 2022 Annual Report on Form 10-K for the year ended December 31, 2022. An officer who terminates service before age 65 can elect to receive his or her benefits at any time following termination of employment, but not later than age 65. If such officer works past age 65, then his or her benefits must start upon termination of employment. Distributions before age 55 may be subject to a 10% federal penalty tax.

108

Non-Qualified Deferred Compensation for Fiscal Year 2022
The following table shows the non-qualified deferred compensation activity for each NEO during fiscal year 2022.

Name	Executive Contributions in Last Fiscal Year[1] ($)	Intel Contributions in Last Fiscal Year[2] ($)	Aggregate Earnings (Losses) in Last Fiscal Year[3] ($)	Aggregate Balance at Last Fiscal Year-End[4] ($)
Patrick P. Gelsinger	700,100	294,700	(97,700)	665,600
Michelle Johnston Holthaus	76,400	76,400	(50,500)	523,900
Sandra L. Rivera	1,595,300	114,600	(1,893,300)	7,314,900
David A. Zinsner	4,100	4,100	—	4,100
Christoph Schell[5]	—	—	—	—
George S. Davis[5]	—	—	—	—
1Amounts included in the Summary Compensation Table in the “Salary” and “Non-Equity Incentive Plan Compensation” columns for 2022.
2These amounts, which accrued during fiscal year 2022 and were credited to the participants’ accounts in 2023, are included in the Summary Compensation Table in the “All Other Compensation” column for 2022.
3These amounts are not included in the Summary Compensation Table because plan earnings were not preferential or above market.
4These amounts are as of December 31, 2022 and do not take into account the amounts in the "Intel Contributions in Last Fiscal Year" column in the table above that were accrued during fiscal year 2022 but were credited to the participants' accounts in 2023. The following amounts are included in the fiscal year-end balance and previously were reported as compensation to the NEOs in the Summary Compensation Table for 2019 through 2022 (except for Mr. Gelsinger and Ms. Rivera who were not NEOs prior to 2021; Ms. Johnston Holthaus who was not a NEO prior to 2022; Messrs. Zinsner and Schell who joined Intel in 2022): Mr. Gelsinger $31,300 and Mrs. Rivera $1,322,800.
5Messrs. Schell and Davis did not elect to defer into the plan in 2022.
Intel will distribute the balances reported in the Non-Qualified Deferred Compensation table (plus any future contributions or earnings) to the NEOs in the manner that the officers have chosen under the plan’s terms. Some balances reported in the table above include the offset amount that the employee would receive under the tax-qualified pension plan arrangement; the actual amount distributed under this plan will be reduced by the benefit under the pension plan arrangement. See the Pension Benefits table on page 108 for these amounts.
The following table summarizes the total contributions made by the participant and Intel, including gains, losses, and distributions attributable to such contributions, that were previously reported (or that would have been reported had the participant been a NEO for all years) in the Summary Compensation Table over the life of the plan. The amounts in the table are as of December 31, 2022 and do not take into account any amounts that were accrued during fiscal year 2022 but were credited to the participants’ accounts in 2023.

Name	Aggregate Executive Deferrals over Life of Plan ($)	Aggregate Intel Contributions over Life of Plan ($)
Patrick P. Gelsinger	637,900	27,700
Michelle Johnston Holthaus	84,700	439,200
Sandra L. Rivera	6,795,000	519,900
David A. Zinsner	4,100	—
Christoph Schell	—	—
George S. Davis	—	—
Intel’s non-qualified deferred compensation plan allows certain highly compensated employees, including NEOs, to defer up to 60% of their salary and up to 75% of their annual incentive cash payment. Gains on equity compensation are not eligible for deferral. Beginning in 2020, Intel began making matching contributions on employee deferrals into the plan. Matching contributions are 100% vested. All NEOs who made deferral contributions received matching contributions. Messrs. Schell and Davis did not elect to defer into the plan, so they did not receive matching contributions. For 2019 and earlier, Intel made company contributions to the employee’s account representing the portion of Intel’s retirement contribution on eligible compensation (consisting of base salary and annual and quarterly incentive cash payments) earned in excess of the tax code annual compensation limit. These company contributions are subject to the six-year graded vesting provisions in the retirement contribution plan. In addition, these contributions vest upon death, disability, or reaching age 60. Mr. Gelsinger and Mses. Johnston Holthaus and Rivera are fully vested in the value of company contributions, as they have each completed more than six years of service or reached the age of 60. Messrs. Zinsner, Schell, and Davis were not eligible for company contributions, as they joined Intel in January 2022, March 2022, and April 2019, respectively.

2023 PROXY STATEMENT	109

Employment Contracts and Change in Control Arrangements
All of Intel’s NEOs are employed at will, and we do not maintain any payment arrangements that would be triggered by a “change in control” of Intel. Messrs. Gelsinger, Zinsner, and Schell have offer letters, and Mr. Gelsinger has time-limited severance benefits in the event of a termination of employment without cause by Intel or a resignation by Mr. Gelsinger for good reason. See “Compensation Discussion and Analysis; Other Aspects of Our Executive Compensation Programs; Post-Employment Compensation Arrangements” on page 96 for the details of these arrangements with Mr. Gelsinger. Mr. Davis also had an offer letter and time-limited severance benefits in the event of a termination of employment without cause by Intel or his resignation for good reason.
Other Potential Post-Employment Payments
SEC rules require companies to report the amounts of benefits that are triggered by termination of employment. These amounts are reported in the following tables under the heading “Payment/Benefit.” As noted above, we do not maintain arrangements for NEOs that are triggered by a change in control.
The table below reports the value of payments and benefits available to each of the NEOs upon the following specified events: voluntary separation or retirement, involuntary termination, or death or disability, assuming that the triggering events occurred on December 31, 2022, based on the price per share of Intel common stock on the last trading day of the fiscal year ($26.43 on December 30, 2022), except for Mr. Davis, for whom the table reports what he received in connection with his retirement from the company on May 6, 2022. Mr. Gelsinger is eligible for a severance payment pursuant to his offer letter in the event of an involuntary termination of employment (termination without cause by Intel or for good reason by the executive). Amounts actually received if any of the NEOs cease to be employed will vary based on factors such as the timing during the year of any such event, the company’s stock price, the NEO’s age, performance under the terms of applicable performance-based awards, and any changes to our benefit arrangements and policies.
Amounts shown do not include (i) benefits earned during the term of the NEO’s employment that are available to all benefit-eligible salaried employees, (ii) the value of vested equity awards that the NEO is entitled to regardless of whether employment is terminated, and (iii) the value of vested deferred compensation and retirement benefits that are also reported in the tables above.

110

Name		Payment/Benefit[1]	Voluntary Separation or Retirement ($)	Involuntary Termination ($)	Death or Disability ($)
Patrick P. Gelsinger		Valuation of RSUs Vesting Acceleration	—	6,369,400	7,981,800
		Valuation of PSUs/OSUs Vesting Acceleration	—	—	18,351,200
		Other	—	7,031,300	—
		Total	—	13,400,700	26,333,000
Michelle Johnston Holthaus	2	Valuation of RSUs Vesting Acceleration	1,147,600	1,147,600	6,359,300
		Valuation of PSUs/OSUs Vesting Acceleration	3,730,800	3,730,800	9,332,200
		Other	—	—	—
		Total	4,878,400	4,878,400	15,691,500
Sandra L. Rivera	2	Valuation of RSUs Vesting Acceleration	1,092,600	1,092,600	2,213,300
		Valuation of PSUs/OSUs Vesting Acceleration	3,156,300	3,156,300	8,415,100
		Other	—	—	—
		Total	4,248,900	4,248,900	10,628,400
David A. Zinsner		Valuation of RSUs Vesting Acceleration	—	—	7,546,300
		Valuation of PSUs/OSUs Vesting Acceleration	—	—	4,562,200
		Other	—	—	—
		Total	—	—	12,108,500
Christoph Schell		Valuation of RSUs Vesting Acceleration	—	—	1,917,900
		Valuation of PSUs/OSUs Vesting Acceleration	—	—	2,557,200
		Other	—	—	—
		Total	—	—	4,475,100
George S. Davis	3	Valuation of RSUs Vesting Acceleration	—	—	—
		Valuation of PSUs/OSUs Vesting Acceleration	—	—	—
		Other	—	—	—
		Total	—	—	—
1For the valuation of the PSUs granted in 2020 that vested on January 31, 2023, the actual payout amounts were zero. The other outstanding PSUs are valued at target amount and the actual shares will not be known until the time of the applicable payout date after the end of the applicable performance period based on actual performance results.
2Mses. Johnston Holthaus and Rivera are retirement eligible under the Rule of 75 under our equity program. This means they will receive certain accelerated vesting of their equity awards in the event of their respective voluntary retirement or an involuntary termination.
3Mr. Davis retired from Intel on May 6, 2022 and did not have any accelerated equity awards or other payments.
Equity Award Termination Provisions
▪Unvested PSUs are canceled upon termination of employment for any reason other than retirement, death, or disability. In the event of retirement under the Rule of 75 (when the holder’s age and years of service equal at least 75) or reaching the age of 60 for grandfathered employees, the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36 month performance period if the retirement occurs within the first calendar year of the grant date; if retirement occurs after the first calendar year, then the PSUs are fully vested. In the event of retirement under the Rule of 75 or reaching the age of 60 with five years of services for non-grandfathered employees, the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36-month performance period. Any vested PSUs are settled into shares of Intel stock based on actual performance results after the end of the performance period.
▪RSUs are subject to retirement vesting under the rule of Age 60 or the Rule of 75, but not both. Upon retirement under the rule of Age 60, the holder receives one additional year of vesting for every five years of service. Upon retirement under the Rule of 75, the holder receives one additional year of vesting. Additional years of vesting means that any RSUs scheduled to vest within the number of years from the retirement date determined under the rule of Age 60 or Rule of 75 will be vested on the holder’s retirement date.
▪Upon disability or death, all unvested PSUs and RSUs become 100% vested.

2023 PROXY STATEMENT	111

Additional Compensation Matters
CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The 2022 annual total compensation of our CEO Mr. Gelsinger is $11,614,700, the 2022 annual total compensation of our median compensated employee is $96,400, and the ratio of these amounts is 120 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our human resources system of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and types of workforces, may operate in different countries, and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios. We are a global company with more than 55% of our employees located outside the US and significant manufacturing operations. As a result, our employee population is different than that of other companies.
As permitted under the SEC rules, we are using the same median employee identified for purposes of last year’s CEO pay ratio, as we believe the changes to our employee population and compensation have not significantly impacted our ratio. Our median employee works in Malaysia as a full-time program manager, which is a non-technology position. For purposes of identifying our median compensated employee as of our measuring date of December 25, 2021 (the last day of our fiscal year for 2021), we used total direct compensation as our consistently applied compensation measure. In this context, total direct compensation means the applicable annual base salary determined as of December 25, 2021, the annual incentive cash target amount or commission target amount payable for service in 2021, and the approved value of the annual equity awards granted during 2021, which we annualized for all permanent employees who did not work for the entire year. To identify our median compensated employee last year, we then calculated the total direct compensation for our global employee population and used the foreign currency exchange rates in effect at the end of the fiscal year 2021.
As of 2022 fiscal year-end, we had 131,900 worldwide employees, and approximately 79% of our US employees’ total direct compensation exceeds our median employee’s total direct compensation.

112

Pay Versus Performance
This disclosure has been prepared in accordance with the SEC’s pay versus performance rules in Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect the value of compensation actually realized by the NEOs or how the Compensation Committee evaluates compensation decisions. Amounts included as “compensation actually paid” do not represent the value of cash compensation and equity awards actually received by the NEOs, but rather is an amount calculated under SEC rules that includes, among other things, the year-over-year changes in the “fair value” of unvested equity-based awards. For discussion of how the Compensation Committee seeks to align pay with performance when making compensation decisions, please review the Compensation Discussion and Analysis beginning on page 71.
The following table shows the information for the past three fiscal years of: (i) the Summary Compensation Table total compensation (see page 99) for our principal executive officer (PEO) and, on an average basis, our Non-PEO NEOs, (ii) the “compensation actually paid” to our PEO(s) and, on an average basis, our Non-PEO NEOs (in each case, as determined in accordance with SEC rules), (iii) our total shareholder return, (iv) our peer group total shareholder return, (v) our net income, and (vi) our revenue.
Pay for Performance Table

Year[1] (a)	Summary Compensation Table Total for PEO Robert H. Swan (b)	Compensation Actually Paid to PEO Robert H. Swan[2,3] (c)	Summary Compensation Table Total for PEO Patrick P. Gelsinger (b)	Compensation Actually Paid to PEO Patrick P. Gelsinger[2,4] (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs[2,5] (e)	Value of Initial Fixed $100 Investment Based On:[6]		Net Income (in billions) (h)	Revenue (Non-GAAP)* (in billions)[7] (i)
							Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)
2022	N/A	N/A	$11,614,700	($78,501,522)	$12,812,380	$5,207,059	$48.06	$138.70	$8.0	$63.1
2021	$605,300	($26,428,474)	$178,590,400	$124,177,488	$10,538,800	$2,003,497	$89.75	$192.25	$19.9	$74.7
2020	$22,389,500	($41,412,608)	N/A	N/A	$10,896,140	($10,755,073)	$80.28	$142.28	$20.9	$72.9
* Refer to the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measure in Appendix A beginning on page A-1 of this proxy statement.
1The following table shows the PEO(s) and Non-PEO NEOs for each of 2020, 2021, and 2022.

	PEO	Non-PEO NEOs
2022	Patrick P. Gelsinger	Michelle Johnston Holthaus, Sandra L. Rivera, David Zinsner, Christoph Schell, and George S. Davis
2021	Robert H. Swan; Patrick P. Gelsinger†	Sandra L. Rivera, Steven R. Rodgers, George S. Davis, Gregory M. Bryant, and Navin Shenoy
2020	Robert H. Swan	George S. Davis, Navin Shenoy, Steven R. Rodgers, Gregory M. Bryant, and Venkata Renduchintala
†    Mr. Swan ceased being Intel’s CEO effective as of February 15, 2021, and Mr. Gelsinger was appointed Intel’s CEO effective as of February 15, 2021.
2The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our executives during the applicable year. In accordance with SEC rules, certain adjustments were made to the Summary Compensation Table total compensation to determine the amount of “compensation actually paid,” including adding (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718) using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (see page 99 for additional information).
3The following table shows the amounts deducted from and added to the Summary Compensation Table total compensation to calculate “compensation actually paid” to Mr. Swan.

2023 PROXY STATEMENT	113

Year	Amounts Deducted from Summary Compensation Table Total		Amounts Added to Summary Compensation Table Total
			Fair Value of Equity Awards							Pension Service Cost ($)
	Stock Awards ($)	Change in Pension Value ($)	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value ($)	Total Fair Value of Equity Awards ($)
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	N/A	N/A	N/A	(5,351,037)	N/A	2,732,953	(24,415,690)	N/A	(27,033,774)	N/A
2020	16,902,000	N/A	7,371,259	(54,481,065)	637,274	1,368,080	(1,795,656)	N/A	(46,900,108)	N/A
4The following table shows the amounts deducted from and added to the Summary Compensation Table total compensation to calculate “compensation actually paid” to Mr. Gelsinger.

Year	Amounts Deducted from Summary Compensation Table Total			Amounts Added to Summary Compensation Table Total
				Fair Value of Equity Awards							Pension Service Cost† ($)
	Stock Awards ($)	Option Awards ($)	Change in Pension Value ($)	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value ($)	Total Fair Value of Equity Awards ($)
2022	8,869,600	N/A	0	7,885,124	(87,671,490)	748,026	(2,208,281)	N/A	N/A	(81,246,622)	0
2021	140,433,000	29,108,400	685,000	108,127,474	N/A	7,686,012	N/A	N/A	N/A	115,813,486	0
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0
†   The pension plan benefit that the NEOs participate in was frozen effective in January 2020 so there is no ongoing service cost.
5The following table shows the amounts deducted from and added to the average Summary Compensation Table total compensation to calculate the average “compensation actually paid” to our Non-PEO NEOs.

Year	Amounts Deducted from Summary Compensation Table Total		Amounts Added to Summary Compensation Table Total
			Fair Value of Equity Awards							Pension Service Cost† ($)
	Stock Awards ($)	Change in Pension Value ($)	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value ($)	Total Fair Value of Equity Awards ($)
2022	7,055,580	0	4,331,749	(2,721,753)	725,877	(391,525)	(2,494,089)	N/A	(549,741)	0
2021	7,070,260	0	1,693,729	(871,346)	284,814	271,602	(2,843,842)	N/A	(1,465,043)	0
2020	7,873,160	13,800	2,676,204	(10,180,593)	277,715	1,004,004	(7,541,584)	N/A	(13,764,253)	0
†   The pension plan benefit that the NEOs participate in was frozen effective in January 2020 so there is no ongoing service cost.
6Pursuant to the SEC rules, company and Peer Group total shareholder return (TSR) is determined based on the value of an initial fixed investment of $100 on December 31, 2019 through the end of the listed year. The Peer Group TSR set forth in this table utilizes the S&P 500 IT Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and included in our Annual Report on Form 10-K for the year ended December 31, 2022.
7Revenue (non-GAAP) is the financial measure that was determined to be the most important financial performance measure linking “compensation actually paid” to our NEOs to company performance for 2022 and therefore was selected as the 2022 “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

2022 Performance Measures
In accordance with SEC rules, the following table lists the three financial performance measures that, in the company’s assessment, represent the most important financial performance measures used to link “compensation actually paid” to our NEOs to company performance for 2022, as further described in our Compensation Discussion and Analysis within the sections titled “Annual Incentive Cash Compensation” (see page 83) and “2022 Annual PSU Awards” (see page 92).

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Three Most Important Performance Measures

Revenue (Non-GAAP)
Gross Margin Percentage (Non-GAAP)
Cash Flow from Operations (Non-GAAP)
Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with SEC rules, the charts below illustrate how “compensation actually paid” (CAP) to our NEOs aligns with our company’s financial performance as measured by our total shareholder return, our peer group total shareholder return, our net income, and our revenue (non-GAAP).
Compensation Actually Paid vs. Intel TSR & S&P 500 IT Index TSR

Compensation Actually Paid vs. Net Income and Revenue (Non-GAAP)

2023 PROXY STATEMENT	115

4
Approval of Amendment and Restatement of the 2006 Equity Incentive Plan (EIP)
▪Long-term equity compensation helps to attract, motivate, and retain talent
▪The 2006 EIP and our equity compensation programs reflect leading corporate governance practices
▪Equity awards are broadly granted to eligible members of Intel’s workforce (e.g., ~98% of Intel’s workforce received an equity award in 2022)
▪Increase of the 2006 EIP share reserve necessary for appropriate implementation of planned compensation actions for 2023

Recommendation of the Board The Board recommends that you vote “FOR” approval of the amendment and restatement of the 2006 EIP.

The Board is requesting that stockholders vote in favor of amending the 2006 Equity Incentive Plan (2006 EIP) to add 150 million shares to the share reserve. Since the 2006 EIP was first adopted in 2006, it has been our practice to present it to stockholders for re-approval regularly and frequently to allow stockholders to review our use of equity compensation and to vote upon the continued use of the 2006 EIP. If this Proposal is approved, the term of the 2006 EIP will extend to 2026; if not approved, the share reserve under the 2006 EIP will not be increased and the 2006 EIP will terminate in 2025.
Intel has a long-standing practice of granting equity awards not only to its executives and directors, but also broadly among its employees. As of December 31, 2022, Intel had 131,900 employees, all of whom are eligible to receive awards under the 2006 EIP, and of which approximately 98% received an equity award in 2022. The 2006 EIP authorizes us to grant four types of equity awards: stock options, stock appreciation rights (SARs), restricted stock, and restricted stock units (RSUs). In practice, we have used the 2006 EIP to grant time-based RSUs, performance-based RSUs or Performance Stock Units (PSUs), and stock options.
Please note that the following summary of major features of the amended and restated 2006 EIP is qualified in its entirety by reference to the actual text of the amended and restated 2006 EIP, which is included as Appendix C beginning on page C-1 to this proxy statement.
Key Changes to the 2006 EIP
We are requesting that stockholders approve the amended and restated 2006 EIP, which includes approval of the following:
Addition of 150 million shares. The Board requests the addition of 150 million shares of our common stock to the 2006 EIP. These 150 million shares represent approximately 3.6% of our outstanding shares of common stock as of December 31, 2022 (4,136,945,684 shares). We carefully manage share usage under our equity plans—over the last three fiscal years, our annual gross burn rate has averaged 1.85%. In 2022 under our equity plans, we granted equity awards covering 104.2 million shares (at target for performance awards). If approved, we expect this additional share request would allow us to maintain our regular equity compensation program without interruption until June 2024.
Extension of the expiration date of the 2006 equity incentive plan to June 30, 2026. The 2006 EIP is currently scheduled to expire on June 30, 2025, and we are requesting an extension of the expiration of the plan to June 30, 2026. Although we extended the expiration of the plan from June 30, 2023 to June 30, 2025 in 2022, we are requesting an additional one-year extension as this is consistent with our current annual renewal cycle, which gives our stockholders the ability to evaluate and vote on the continuation of our plan on a frequent basis.

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Share Reservation
The following table summarizes the number of shares subject to outstanding awards and that would be authorized for issuance as of December 31, 2022 under our equity plans, other than our 2006 Employee Stock Purchase Plan (ESPP), if this Proposal is approved. In addition to the 2006 EIP, there are outstanding awards under our 2021 Inducement Plan and plans we assumed in connection with acquisitions. As of December 31, 2022, the 2006 EIP and the ESPP are Intel’s only active equity plans, and no future grants will be made under the 2021 Inducement Plan or plans assumed in connection with acquisitions.
Share Reservation Under Our Equity Plans (Excluding ESPP)

Millions
Outstanding awards as of December 31, 2022[1]	169.4
Outstanding Options/SARs[2]	10.8
Outstanding RSUs and PSUs	158.6
Additional shares issuable if PSUs vest at maximum payout levels[3]	12.0
Shares available for new grants as of December 31, 2022 under 2006 EIP[4]	106.7
Total number of shares issuable as of December 31, 2022 (outstanding awards plus potential new grants)	288.1
Additional shares requested under this Proposal[5]	150.0
Total shares authorized for issuance as of December 31, 2022 (if this Proposal is approved)	438.1
1This number also assumes that PSUs outstanding as of December 31, 2022 will convert at 100% of their target amounts upon vesting. PSUs are granted at a target share amount, and can convert into Intel shares anywhere from 0% to 200% of that target amount upon vesting, depending on achieving specified performance criteria. For more information on PSUs, see “Named Executive Officer Compensation Matters; Executive Compensation Tables; Grants of Plan-Based Awards in Fiscal Year 2022” on page 103.
2The weighted average exercise price is $47.15. The weighted average remaining term is 5.4 years.
3This is the additional number of shares that would be issued if PSUs outstanding as of December 31, 2022 convert at 200% of their target amounts upon vesting.
4Assumes PSUs outstanding as of December 31, 2022 vest at maximum payout levels.
5If this Proposal is approved, an estimated 256.7 million shares would be available for new grants under the 2006 EIP. That number is an estimate because the shares available may increase due to cancellations and expirations and decrease due to new grants between
December 31, 2022 and the effective date of the 2006 EIP amendment and restatement.
Reasons to Vote for the Proposal
Long-term equity is a key component of our compensation programs. The Board believes that equity awards help to attract, motivate, and retain talented employees, non-employee directors, and Consultants (as defined in the 2006 EIP).
Equity awards granted under the 2006 EIP align participant and stockholder interests. Equity awards, whose value depends on our stock performance and which require continued service over time before any value can be realized, link participant compensation to company performance, maintain a culture based on employee stock ownership, and retain talented employees in a highly competitive labor market.
The 2006 EIP is the sole active plan for granting equity awards. If stockholders do not approve the increase in the share reserve, the share reserve under the 2006 EIP will be too low to appropriately implement our 2023 and 2024 compensation plans and we will lose access to an important compensation tool in the labor markets in which we compete.
Limitations on our ability to grant equity awards would have significant negative consequences to Intel and stockholders. One alternative to using equity awards would be to significantly increase cash compensation. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for operations and investment in our business and would negatively impact our ability to attract, motivate, and retain employees, non-employee directors, and Consultants, in addition to weakening the link between the incentives of our equity award recipients and our stockholders.
We manage our equity compensation program thoughtfully. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually and limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward, and retain employees. We are also mindful of the ratio of our stock-based compensation expense to our revenues over time.

2023 PROXY STATEMENT	117

The 2006 EIP and our equity compensation programs are designed to reflect leading corporate governance practices:

Feature/Practice	Description
No Liberal Share Recycling	Shares used to pay the exercise price or withholding taxes for an outstanding award, unissued shares resulting from the net settlement of outstanding SARs, and shares purchased by Intel in the open market using the proceeds of option exercises do not become available for issuance as future awards.
No Evergreen Provision	The 2006 EIP does not contain an “evergreen” feature that automatically replenishes the shares available for future grants under the plan.
No Automatic Grants	The 2006 EIP does not provide for automatic grants to any participant.
No Tax Gross-Ups	The 2006 EIP does not provide for any tax gross-ups.
No Discounted Options or SARs	Stock options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date.
No Repricing Without Stockholder Approval	Other than in connection with a change in Intel’s capitalization, the purchase price of a stock option or SAR may not be reduced without stockholder approval, and underwater options and SARs may not be exchanged, or canceled and re-granted, for awards with a lower exercise price or for cash without stockholder approval.
No Reload Grants	Reload grants, or the granting of stock options conditioned upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another employee stock option, are not permitted.
Clawback
If the Compensation Committee determines that a participant committed an act of misconduct specified in the 2006 EIP, the participant’s unvested RSUs (including PSUs) and restricted stock will be canceled and none of the participant’s options and SARs will be exercisable. If the participant is an executive officer and the Compensation Committee determines that the act of misconduct contributed to a financial restatement, the participant may also be required to repay to Intel certain proceeds from the participant’s sales of Intel shares. See “Clawback Provision for Executive Officers” on page 121.

Individual Limits on Awards	The 2006 EIP limits the number of shares underlying awards that may be granted to a participant in a calendar year. There are further limits on the number that may be granted to a non-employee director.
Minimum Performance Period	Any PSU or performance-based restricted stock award must be based on performance over a period of one year or longer. Our PSUs have a performance period of at least three years, which we believe promotes the creation of long-term value. Our senior-level employees receive at least 50% of their equity compensation in PSUs (our CEO receives 80% in PSUs).
Frequent Re-approval	This amendment and restatement would extend the plan term by one year, which supports our philosophy of frequent stockholder review of the plan. This requires us to regularly and frequently present the 2006 EIP to stockholders for re-approval and extension.
Independent Administration	The 2006 EIP is administered by the Compensation Committee, which is composed entirely of “independent directors” within the meaning of Nasdaq’s independence requirements and “non-employee directors” as defined in Rule 16b-3 under the Exchange Act.
Background on Equity Compensation at Intel
Intel granted equity awards to approximately 98% of its employees in 2022 and has on average granted awards to more than 97% of employees in the past three years, a practice that is highly supported by our stockholders as it further aligns employee and stockholder interests. While we typically grant equity awards on a pre-established quarterly schedule, we grant most of our awards in the second quarter of each year as part of our company-wide employee performance evaluation.
Equity Award Grants in 2022 under the 2006 EIP

Category	Number of Shares Subject to Awards Granted (in millions)	% of Total 2022 Grants
Non-employee Directors	0.06	0.1%
NEOs	1.47	1.4%
All Other Participating Employees	102.63	98.5%
Total	104.16	100.0%

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Except for our NEOs and other senior leaders, from 2015 through 2022, we have granted equity awards under the 2006 EIP exclusively in the form of RSUs and PSUs. The employees in our broad-based equity award program and non-employee directors receive RSUs. Our senior-level employees generally receive long-term incentive equity awards consisting of PSUs and RSUs, with our senior-level employees generally receiving at least 50% of their equity awards in the form of PSUs (our CEO receives 80% in PSUs and beginning in 2023 our NEOs receive 60% in PSUs). The payout of PSUs is subject to a performance-based formula. They are granted at a target share amount, and the number of shares a participant ultimately receives, depending on Intel’s performance, can range from 0% to 200% of the target. For more information on our PSUs, see “Compensation Discussion and Analysis” on page 71 for a description of our current executive compensation programs. Certain of our NEOs also hold strategic growth PSUs, which have a five-year performance period and require stock price appreciation to vest, and strategic growth performance stock options, which vest over four years, expire after ten years, and require stock price appreciation to become exercisable. Additionally, in 2021, in connection with the commencement of Mr. Gelsinger’s employment, we granted him one-time, new-hire equity awards under the 2021 Inducement Plan in the form of (i) relative TSR PSUs with a three-year performance period, (ii) strategic growth PSUs with a five-year performance period and performance stock options that vest over four years and expire after ten years, each of which require stock price appreciation to vest and become payable or exercisable, as applicable, (iii) outperformance PSUs requiring 200% stock price appreciation during a five-year performance period in order to vest, and (iv) RSUs, with quarterly vesting over three years.
We believe RSUs, PSUs, strategic growth PSUs, and strategic growth performance stock options are an effective means to align the interests of our employees and stockholders, and PSUs provide our senior leadership with at-risk compensation that rewards performance. The number of shares issued under awards may be lower or, in the case of PSUs, higher than the nominal number of shares stated in the awards, but in no case may the limits set forth in our equity plans be exceeded.
Net Burn Rate, Gross Burn Rate, and Overhang
We review a number of metrics to assess the cumulative impact of our equity compensation program (other than ESPP), particularly the following:
▪Net Burn Rate. Our net burn rate is equal to our total equity awards granted less cancellations, divided by total shares of common stock outstanding at the end of the year. Net burn rate shows how rapidly the shares reserved for our 2006 EIP are being depleted, while reflecting that canceled awards are returned to the plan. Carefully monitoring our net burn rate helps us limit long-term stockholder dilution from our equity compensation program. Intel’s long-term goal is to limit the average net burn rate under our equity compensation program (other than ESPP) to less than 2%. Over the past three fiscal years, our annual net burn rate averaged 1.54% (2.16% in 2022).
▪Gross Burn Rate. Gross burn rate is another measure of share utilization that differs from net burn rate by not taking into account award cancellations. It is equal to our total equity awards granted divided by total shares of common stock outstanding at the end of the year. Over the last three fiscal years, our annual gross burn rate has averaged 1.85% (2.52% in 2022).
▪Overhang. Overhang measures potential stockholder dilution and is equal to the number of shares subject to our outstanding equity awards, plus the number of shares available to be granted, divided by total shares of common stock outstanding at the end of the year. Over the past three fiscal years, our overhang has averaged 6.9% (7.0% in 2022). If the 150 million shares requested in this Proposal were added to the number of shares available at the end of 2022, then our overhang in 2022, based on the same calculation, would have been 10.6%.
Key Metrics for the Past Three Fiscal Years Under Equity Plans (Other than ESPP)

	2022 (%)	2021 (%)	2020 (%)	Average (%)
Net Burn Rate	2.16	1.59	0.87	1.54
Gross Burn Rate	2.52	1.94	1.10	1.85
Overhang	7.00	6.40	7.20	6.90
Percentage of Equity Awards Granted to NEOs	1.40	9.40	1.87	4.22

2023 PROXY STATEMENT	119

Key Terms of the Amended and Restated 2006 Equity Incentive Plan
The following is a summary of the key provisions of the amended and restated 2006 EIP, which is subject to stockholder approval of this Proposal. Some of these provisions are described in greater detail below, and the summary and descriptions are qualified by reference to the terms of the amended and restated 2006 EIP, which is set forth as Appendix C beginning on page C-1 of this proxy statement.

Plan Term:	May 17, 2006 to June 30, 2026
Eligible Participants:
All of our full-time and part-time employees and Consultants (as defined the 2006 EIP) (131,900 employees and 21 Consultants, in each case, as of December 31, 2022), where legally eligible to participate, and our non-employee directors (eleven individuals, as of December 31, 2022). No equity awards have been made to Consultants to date.

Shares Authorized:
428.5 million shares may be issued as of December 31, 2022, pursuant to either new grants after that date or awards outstanding as of that date, subject to adjustment only to reflect stock splits and similar changes in Intel’s capitalization.

Award Types (available to all eligible participants, including non-employee directors):	(1) RSUs (2) Restricted stock (3) Stock options (4) SARs
Individual Award Limitations:
The 2006 EIP limits the number of shares subject to awards granted to an individual participant in any calendar year to:
(1) No more than four million shares subject to stock options or SARs to an individual participant during any calendar year.
(2) No more than four million shares subject to restricted stock or RSU grants to an individual participant during any calendar year.
These limits are subject to adjustment to reflect stock splits and similar changes in Intel’s capitalization and are greater than the number of stock options or RSUs that we have granted to any individual in the past.

Other Award Limitations:	The aggregate dollar value of equity-based awards and cash compensation granted to a non-employee director under the 2006 EIP or otherwise during any fiscal year may not exceed $1,250,000. For purposes of valuing any equity-based compensation, the amount will be determined using the grant date fair value of the award.
Vesting:	No stock option may be exercised less than one year from the grant date (except upon the death, disability, or retirement of the participant). For RSUs and restricted stock, no vesting condition that is based on performance criteria and level of achievement versus such criteria shall be based on performance over a period of less than one year.
Non-Employee Director Awards
Each non-employee director may be granted awards for a number of shares, as determined by the Board, but the grant date fair value of the awards, when combined with the director’s annual cash compensation, cannot exceed $1,250,000 in any fiscal year. See page 56 for a description of our current non-employee director compensation program.
Vesting of Restricted Stock and RSUs
The Compensation Committee (or, for non-employee director awards, the Board) may make the grant, issuance, retention, or vesting of restricted stock and RSUs contingent upon, among other conditions, continued service with Intel, the passage of time, or such performance criteria and the level of achievement against such criteria as it deems appropriate.
Vesting and Exercise of Stock Options and SARs
The exercise price of stock options granted under the 2006 EIP may not be less than the market value (the average of the high and low market price) of our common stock on the grant date. The stock option term may not be longer than seven years in the case of stock options vesting in full in less than five years, and may not be longer than 10 years in the case of stock options vesting in full in five or more years. The Compensation Committee (or, for non-employee director awards, the Board) will determine when each stock option becomes exercisable, including the establishment of performance-vesting criteria, if any, provided that no stock option may be exercised less than one year from the grant date (except upon the death, disability, or retirement of the participant). Similar terms and limitations apply to SARs.

120

Performance-Vesting Criteria
For awards with performance-vesting criteria, the Compensation Committee may, but need not, select one or more of the following factors for such performance-vesting criteria, each of which may be adjusted as provided in the 2006 EIP: (a) cash flow, (b) earnings per share, (c) earnings before one or more of interest, taxes, depreciation, and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) gross margin, operating margin, or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, or (v) customer satisfaction. These factors may be applied either individually, alternatively, or in any combination, to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results, or to a designated comparison group, on a US GAAP or non-GAAP basis.
Dividends
Unless specified by the Compensation Committee, the shares issuable under an award may not be adjusted to reflect cash dividends or other rights that may be paid or issued to stockholders prior to the issuance of those shares. The committee may specify that dividends or dividend equivalent amounts will be credited and/or payable with respect to the shares subject to an award, unless the award is a stock option or SAR. Furthermore, to the extent dividends or dividend equivalents are credited or payable in connection with an award, the dividends and dividend equivalents must be subject to the same restrictions and risk of forfeiture as the underlying award and may not be paid until the underlying award vests.
Transferability
Awards granted under the 2006 EIP are transferable only by will or the laws of descent and distribution, or to the extent otherwise determined by the Compensation Committee. The committee has sole discretion to permit the transfer of an award.
Administration
The Compensation Committee, which is made up entirely of independent directors, administers the 2006 EIP. The 2006 EIP grants broad authority to the plan administrator to do all things necessary or desirable, in its sole discretion, in connection with the administration of the 2006 EIP. The Compensation Committee will select the participants who receive awards on the basis of their service; determine the number of shares covered thereby; and, subject to the terms and limitations expressly set forth in the 2006 EIP, establish the terms, conditions, and other provisions of the grants. The Compensation Committee may interpret the 2006 EIP and establish, amend, and rescind any rules related to the 2006 EIP, and make remedial changes to the terms of an outstanding award to comply with applicable laws, regulations, and listing requirements, and to avoid unintended consequences resulting from unexpected events.
The Compensation Committee may delegate to a committee of one or more officers the ability to grant awards and take other actions with respect to participants (other than such officers themselves) who are not directors or executive officers, provided that the Compensation Committee specifies limits on the number of awards that may be granted. The Compensation Committee has delegated authority to a committee consisting of the CEO and the Chief People Officer to grant awards to non-executive employees within limits and a budget pre-approved by the Compensation Committee. The Compensation Committee has also delegated administrative and ministerial functions under the 2006 EIP to the Chief People Officer.
Clawback Provision for Executive Officers
For any participant who is determined by the Board to be an “executive officer,” if the Compensation Committee determines that the participant engaged in an act of embezzlement, fraud, or breach of fiduciary duty during the participant’s employment that contributed to an obligation to restate Intel’s financial statements, the participant may be required to repay option proceeds and/or restricted stock proceeds resulting from any sale or other disposition of shares effected during the 12-month period following the first public issuance or filing with the SEC of the financial statements required to be restated. The term “option proceeds” means, with respect to any sale or other disposition of shares issued or issuable upon exercise of a stock option or SAR, an amount determined appropriate by the committee to reflect the effect of the restatement, up to the amount equal to the number of shares sold or disposed of, multiplied by the difference between the market value per share of Intel’s common stock at the time of such sale or disposition and the exercise price. The term “restricted stock proceeds” means, with respect to any sale or other disposition of shares issued or issuable upon vesting of restricted stock or an RSU, an amount determined appropriate by the committee to reflect the effect of the restatement, up to the amount equal to the market value per share of Intel’s common stock at the time of such sale or other disposition, multiplied by the number of shares or units sold or disposed of.

2023 PROXY STATEMENT	121

Amendments Requiring Stockholder Approval
The Board may terminate, amend, or suspend the 2006 EIP, provided that stockholder approval is required for any amendment (except those described in “Adjustments” below) that would:
▪increase the number of shares that may be issued under the 2006 EIP;
▪extend the term of the 2006 EIP;
▪change the class of persons eligible to participate in the 2006 EIP;
▪grant stock options at less than the market value;
▪reduce the price of an outstanding stock option or SAR;
▪reprice, repurchase, or exchange underwater stock options or SARs; or
▪otherwise implement any amendment required to be approved by stockholders under the Nasdaq rules.
Adjustments
In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our common stock, or any similar equity restructuring transaction (as that term is used in FASB ASC Topic 718) affecting our common stock, the Compensation Committee will equitably adjust: the number and kind of shares available for grant under the 2006 EIP; the number and kind of shares subject to the various limitations set forth in the 2006 EIP and subject to outstanding awards under the 2006 EIP; and the exercise or settlement price of outstanding stock options and of other awards.
The impact of a merger or other reorganization of Intel on outstanding awards under the 2006 EIP will be specified in the agreement related to the merger or reorganization, subject to the limitations and restrictions set forth in the 2006 EIP. Such agreement may provide for, among other things, assumption of outstanding awards, accelerated vesting or accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.
US Federal Tax Consequences
The United States federal income tax consequences of awards under the 2006 EIP are summarized below. The following summary does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. Tax consequences for any particular individual may be different. This discussion also does not address the tax consequences under applicable foreign, municipality, state, and local law.
▪Restricted Stock Awards: A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (generally, when the restricted stock award becomes transferable). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions, subject to the deduction limitation imposed by Section 162(m) of the tax code. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Under Section 83(b) of the tax code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant, subject to the deduction limitation imposed by Section 162(m) of the tax code.
▪RSUs and PSUs: In general, the grant of RSUs (including PSUs) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount, subject to the deduction limitation imposed by Section 162(m) of the tax code. In addition, Federal Insurance Contributions Act (“FICA”) taxes are imposed on RSUs in the year of vesting (which may occur prior to the year of settlement).

122

▪Options: Stock option grants under the 2006 EIP may be intended to qualify as incentive stock options under Section 422 of the tax code or may be non-qualified stock options governed by Section 83 of the tax code.
▪Non-qualified stock options: An optionee generally will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income, subject to the deduction limitation imposed by Section 162(m) of the tax code. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
▪Incentive stock options: Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. However, if the shares of our common stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain (a “disqualifying disposition”). If a participant recognizes ordinary income due to a disqualifying disposition of an incentive stock option, we would generally be entitled to a deduction in the same amount, subject to the deduction limitation imposed by Section 162(m) of the tax code .
▪Stock appreciation rights: A participant who is granted a stock appreciation right generally will not recognize ordinary income upon receipt of the stock appreciation right. Rather, at the time of exercise of such stock appreciation right, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. We generally will be entitled to a tax deduction at the same time, and in the same amount that, ordinary income is recognized by such participant, subject to the deduction limitation imposed by Section 162(m) of the tax code. The participant’s tax basis in any share received upon exercise of a stock appreciation right will be the fair market value of the share on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
▪Section 409A: Section 409A of the tax code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will not apply to awards granted under the 2006 EIP, but may apply in some cases to RSUs and PSUs. For such awards subject to Section 409A, certain officers of the company may experience a delay of up to six months in the settlement of the awards in shares of company stock.
▪Section 162(m): Section 162(m) of the tax code limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to certain executive officers that constituted “covered employees” under Section 162(m) of the tax code, and thus we expect that we will be unable to deduct all compensation in excess of $1 million paid to certain of our executive officers.

2023 PROXY STATEMENT	123

New Plan Benefits; Market Value of Securities
The Compensation Committee has the discretion to grant awards under the 2006 EIP, and the Compensation Committee has not determined future awards or who might receive them. Accordingly, the benefits that will be granted or paid under the amended and restated 2006 EIP are not currently determinable. However, each non-employee director is expected to receive an annual RSU grant on the date of the 2023 Annual Stockholders’ Meeting with a target value of approximately $220,000. Non-employee directors may also elect to receive RSUs in lieu of their cash fees.
As of March 1, 2023, the closing price of a share of Intel common stock was $25.33.
Existing Plan Benefits
Pursuant to SEC rules, the following table lists the number of PSUs (at target), RSUs, and stock options granted under the 2006 EIP from May 17, 2006 (when the 2006 EIP was initially approved by stockholders) through December 31, 2022 (whether or not outstanding, vested, or forfeited, as applicable).

Name and Position	Stock Options	PSUs	RSUs
Patrick P. Gelsinger, CEO[1]	535,180	456,992	143,842
Michelle Johnston Holthaus , EVP and GM, CCG	332,911	548,340	648,467
Sandra Rivera, EVP and GM, DCAI	249,900	536,921	345,542
David A. Zinsner, EVP and CFO	—	172,614	305,030
Christoph Schell, EVP and CCO, SMG	—	96,753	96,753
George S. Davis, Former EVP and CFO	600,000	328,449	235,820
All current executive officers as a group	1,117,991	1,811,620	1,539,634
All current non-employee directors and director nominees as a group	—	52,541	231,214
Each associate of the above-mentioned executive officers, directors, and director nominees	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees as a group (excluding executive officers)	259,983,072	753,665,652	43,953,403
1For Mr. Gelsinger, includes awards previously granted during his prior employment at Intel.
Registration with the SEC. We intend to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the 2006 EIP.

Recommendation of the Board The Board of Directors recommends that you vote “FOR” approval of the amendment and restatement of the 2006 Equity Incentive Plan.

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Equity Compensation Plan Information
Information as of December 31, 2022 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table (shares of common stock in millions):

Plan Category	(A) Number of Shares to Be Issued Upon Exercise of Outstanding Options and Rights[1]	(B) Weighted Average Exercise Price of Outstanding Options ($)[2]	(C) Number of Shares Remaining Available for Future Issuance under Equity Incentive Plans (Excluding Shares Reflected in Column A)[3]
Equity Compensation Plans Approved by Stockholders	172.7	49.57	306.8
Equity Compensation Plans Not Approved by Stockholders[4]	8.7	43.58	—
Total	181.4	47.15	306.8
1Includes 166 million shares granted under the 2006 EIP that are issuable upon RSUs and PSUs vesting, including a maximum of 12 million additional shares that could be issued for outstanding PSUs. The remaining balance consists of outstanding stock option grants.
2The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs and PSUs, which have no exercise price. The weighted average remaining term of the outstanding stock options is 5.4 years.
3Includes 200 million shares available for issuance under the 2006 Employee Stock Purchase Plan, including 27.6 million shares subject to purchase during the purchase period in effect as of December 31, 2022, and 106.7 million shares available under the 2006 EIP, assuming shares will be issued at the maximum vesting amount for outstanding PSUs. If it is assumed that shares will be issued at the target vesting amount for outstanding PSUs, an additional 12 million shares would be included in the shares available for future issuance under the 2006 EIP, for a total of 119 million shares. This 119 million shares is the number reported in Note 18 to the financial statements in our 2022 Annual Report on Form 10-K for the year ended December 31, 2022.
4Includes shares issuable under outstanding options and RSUs that were originally granted under plans that we assumed in connection with acquisitions and 6.4 million shares that are issuable to Mr. Gelsinger under the 2021 Inducement Plan. No future grants will be made under these assumed plans or the 2021 Inducement Plan. In February 2021, the Board adopted the 2021 Inducement Plan which, subject to the adjustment provisions thereof, reserved 8 million shares of our common stock for issuance. The 2021 Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules (Rule 5635(c)(4)). The 2021 Inducement Plan provides for the grant of stock options, stock appreciation rights, restricted stock, and restricted stock units, and contains terms and conditions intended to comply with the inducement award exception under the Nasdaq rules and otherwise has substantially similar terms as our 2006 EIP including a clawback provision. In accordance with Rule 5635(c)(4), awards under the 2021 Inducement Plan may only be made to individuals not previously employees of Intel as an inducement material to such individuals entering into employment with Intel. Mr. Gelsinger is the only participant in the 2021 Inducement Plan, and the new-hire awards granted to him in connection with his commencement of employment are the only awards that will be granted under the 2021 Inducement Plan. The new-hire awards granted to Mr. Gelsinger consist of (i) relative TSR PSUs with a three-year performance period, (ii) strategic growth PSUs with a five-year performance period and performance stock options that vest over four years and expire after 10 years, each of which require stock price appreciation to vest and become payable or exercisable, as applicable, (iii) outperformance PSUs requiring 200% stock price appreciation during a five-year performance period in order to vest, and (iv) RSUs, with quarterly vesting over three years. For more information regarding Mr. Gelsinger’s new-hire equity awards granted under the 2021 Inducement Plan, please see Appendix B beginning on page B-1 of this proxy statement.

2023 PROXY STATEMENT	125

5	Advisory Vote on the Frequency of Holding Future Advisory Votes to Approve Executive Compensation of our Named Executive Officers (Say-on-Pay)

Recommendation of the Board
The Board recommends that you vote for “ONE YEAR” as the frequency of future Say-on-Pay votes.
▪Holding advisory Say-on-Pay votes annually provides stockholders frequent and timely input on the executive compensation of our named executive officers

Background
The US federal securities law that requires each US public company to hold a Say-on-Pay advisory vote also requires that stockholders be asked to vote on the frequency of future Say-on-Pay votes. Pursuant to this requirement in Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to vote on whether future Say-on-Pay votes, such as the one in Proposal 3 above, should occur every year, every two years, or every three years. This vote on the frequency of Say-on-Pay votes is advisory in nature and must be held at least once every six years. Intel has voluntarily conducted annual Say-on-Pay votes every year since 2009, two years before required by federal law, but we welcome the opportunity to submit the three alternative frequencies to our stockholders for consideration.
Alternative Frequencies
Some commentators have said that a two-year or three-year frequency might be better aligned with compensation trends or programs and would place less emphasis on the results or actions of a single year; other commentators have stated that an annual vote provides a company with more opportunity for timely feedback. We are prepared to operate under any of the three alternative frequencies and look forward to the stockholder vote for input, although the Board recommends that stockholders vote to continue to hold Say-on-Pay votes every “one year.” Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain.
How We Consider Stockholder Feedback
This advisory vote is non-binding on the Board, but the Board will give careful consideration to the voting results on this proposal and expects to be guided by the alternative that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast.
The next advisory vote on the frequency of future Say-on-Pay votes will occur at the 2029 Annual Stockholders’ Meeting.

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Stockholder Proposals

Proposal 6
Stockholder Proposal Requesting Adoption of an Executive Stock Retention Period Policy and Reporting

The following stockholder proposal will be voted on at the 2023 Annual Stockholders’ Meeting if properly presented by or on behalf of the stockholder proponent.
Proponent: John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, is the owner of 100 shares of Intel common stock and proposes the following resolution:
Proposal 6—Executives To Retain Significant Stock
Shareholders urge that our executive pay committee adopt a policy requiring senior executives to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy in our Company’s next annual meeting proxy.
For the purpose of this policy, normal retirement age would be an age of at least 60 and be determined by our executive pay committee. Shareholders recommend a share retention percentage requirement of 50% of net after-tax shares.
This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors might be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented without violating current company contractual obligations or the terms of any current pay or benefit plan.
Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”
This proposal topic is all the more important at Intel due to the poor performance of Intel stock which is down substantially from $64 in 2021. Plus the following directors received excessive against votes in 2022 when a 5% against vote is often the norm at well performing companies:
▪Alyssa Henry – 49% against vote.
Sad because Ms. Henry is a relatively new director.
▪Omar Ishrak, Board Chairman – 30% against vote.
▪Risa Lavizzo-Mourey, Chair of the nomination committee – 25% against vote.
▪Dion Weisler, Chair of the management pay committee – 28% against vote.
Sad because Mr. Weisler is a relatively new director and retired from his day job at age 51.
And management pay was rejected by 26% of shares in 2022 when a 5% against vote is often the norm at well performing companies.
Please vote yes:
Executives To Retain Significant Stock—Proposal 6

2023 PROXY STATEMENT	127

Board of Directors’ Response
The Board recommends a vote against this proposal for the following reasons:
▪Intel already maintains robust stock ownership guidelines and anti-hedging policies for executive officers. Unvested PSUs, RSUs, and unexercised stock options do not count toward satisfying these ownership guidelines.
▪A policy that would require senior executives to hold 50% of the net after-tax shares from their equity awards until reaching normal retirement age is excessive, inconsistent with current practice among our peer groups, and would put Intel at a competitive disadvantage for recruiting and retaining talented executives.
▪Intel’s executive compensation programs are specifically designed to incentivize maximizing long-term value for our stockholders by giving considerable weight toward long-term equity awards that typically vest over a period of three years or longer rather than cash compensation, as evidenced by our executives holding significant unvested restricted stock units (RSUs) and Performance Stock Units (PSUs) at any particular time.
Supporting Discussion
Intel’s human capital strategy is grounded in our belief that our people are fundamental to our success. Delivering on our IDM 2.0 strategy and growth ambitions requires attracting, developing, and retaining top talent from across the world. Because the market for senior technology leaders is extremely competitive, attracting and retaining top talent, particularly in high-demand areas such as cloud computing, AI, graphics processing units, and autonomous driving is critical to our growth strategy. The requested policy, which would require senior executives to hold 50% of the net after-tax shares from their equity awards until reaching normal retirement age is not only excessive and inconsistent with industry peer practices, but would also put Intel at a competitive disadvantage for attracting, recruiting, and retaining talented executives. Based on a careful review of the proposal, and in light of our robust stock ownership guidelines and the long-term focus of our executive compensation programs, the Board believes that implementation of the proposal is unnecessary and contrary to the best interests of our stockholders.
Our robust stock ownership requirements appropriately align executive officers’ interests with stockholders’ long-term interests
Intel already has robust stock ownership guidelines for the CEO and executive officers. Unvested PSUs, RSUs, and unexercised stock options do not count toward satisfying these ownership guidelines. Under the guidelines, our CEO is expected to own shares of Intel common stock that have a value equal to ten times the CEO’s base salary. This stock ownership multiple is among the highest of our peers. In addition, each executive officer is expected to own shares of Intel common stock that have a value equal to five times the executive officer’s base salary. This stock ownership multiple for executive officers is also among the highest of our peers. As of December 31, 2022, our CEO has met his ownership guideline and each of our other NEOs has either met their respective ownership guideline in advance of the deadline or still has time to do so.
Our executive officers are subject to other stock ownership related governance policies
In addition to stock ownership guidelines, Intel maintains other governance policies relating to Intel stock held by executives that align executives’ interests with those of our stockholders. These include an anti-hedging and anti-pledging policy and a prohibition against short sales of Intel common stock by executive officers. Moreover, both Intel’s Annual Cash Bonus Plan and equity plans include provisions for seeking the return (clawback) from executive officers of incentive cash payments and stock sale proceeds in the event that those amounts had been inflated due to financial results that later had to be restated.
The proposal, if implemented, could diminish our ability to attract and retain executive talent critical to our long-term success
Our Board and leadership team have been keenly focused on the future of Intel and we are aggressively moving into the next phase of IDM 2.0 geared to unlocking the full potential of the IDM advantage. Delivering on our IDM 2.0 strategy and growth ambitions requires attracting, developing, and retaining top talent from across the world. To accomplish this, we must have competitive compensation programs. Based on our review of peer practices, and similar to our program, executive officers at peer companies are able to realize value from their equity awards during the course of their employment after they have reached their company’s holding requirement threshold. As a result, our imposition of a post-employment holding requirement could diminish our ability to attract and retain executives or require us to compensate executives in other less effective ways to remain competitive. Put simply, this proposal, if implemented, may directly impede our ability to successfully execute on our IDM 2.0 strategy, which is fundamental to our ability to create long-term stockholder value.

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Our executive compensation programs encourage a focus on long-term performance
Our executive compensation programs are structured to provide strong pay-for-performance alignment. In this regard, our senior-level employees generally receive a significant portion of their compensation in the form of long-term incentive equity awards consisting of RSUs and PSUs. RSUs are intended to support our efforts to provide competitive compensation packages to retain executive officers and to reward them for absolute long-term stock price appreciation and serve to balance the performance-based nature of PSUs, facilitate stock ownership, and provide a significant incentive to stay with Intel. RSUs generally vest in substantially equal increments over three years from the grant date. PSUs are performance-based RSUs under which the number of shares of Intel common stock earned is based on our achievement measured against specified performance metrics over at least a three-year period, and are only paid out if the performance metrics are met. The Compensation Committee redesigned the PSU program for the 2022 through 2024 performance period to reflect a new go-forward strategy and align executive compensation to operating results while still indexing to TSR to drive performance culture.
In sum, in light of our robust stock ownership guidelines and anti-hedging policies for executives, our executive compensation programs that are appropriately aligned with our business strategy and long-term interests of the stockholders, and the potential negative effect of the requested policy on Intel’s ability to attract and retain top talent, the Board believes that this proposal is unnecessary and not in the best interests of our stockholders.

Recommendation of the Board
The Board recommends that you vote “AGAINST” this proposal.

2023 PROXY STATEMENT	129

Proposal 7 Stockholder Proposal Requesting Commission and Publication of a Third Party Review of Intel’s China Business ESG Congruence
The following stockholder proposal will be voted on at the 2023 Annual Stockholders’ Meeting if properly presented by or on behalf of the stockholder proponent.
Proponent: The National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, is the owner of no less than $2,000 in market value of shares of Intel common stock and proposes the following resolution:
Resolved: Shareholders request that the Board of Directors commission and publish a third-party review within the next year (at reasonable cost, omitting proprietary information) of whether the Company’s activities and expenditures related to doing business in China align with its ESG commitments. The Board of Directors should report on how it addresses the risks presented by any misaligned activities and expenditures and the Company’s plans, if any, to mitigate these risks.
Supporting Statement: Intel touts the virtues of its ESG initiatives, such as its commitment to net zero greenhouse gas emissions in its global operations by 2040,1 and its pledge to ensure human rights are protected throughout its supply chain.2 Intel even has its own “Global Human Rights Principles” that assert, “Respect for human rights is rooted in our values and applies wherever we do business.”3
But Intel’s environmental promises and human rights commitments are belied by its cozy relationship with China, a country that is controlled by the dictatorial and inhumane Chinese Communist Party (CCP).
Intel apologized to China last December after issuing a letter telling its suppliers not to source products or labor from the Xinjiang region.4 The letter was in response to the passage of the Uyghur Forced Labor Prevention Act, which represents an important step in addressing the well-established genocide against ethnic minorities by the CCP.5 Intel was even a corporate sponsor during the 2022 Beijing Olympics, perpetuating the fallacy that China is a free and fair country that supports Intel’s ideals.6
To the contrary, China is the world’s largest emitter of greenhouse gases, emitting more greenhouse gases than the entire U.S. and the developed world combined.7 Exceeding more than 27 percent of the world’s total global emissions, China’s emissions have more than tripled over the last three decades.8
Moreover, the Chinese government has an abhorrent human rights record, as witnessed by its abuses against the Uyghurs and other ethnic minorities in Xinjiang, including forced labor programs, forced sterilizations, and torture.9 Chinese authorities perpetrate genocide and use emerging technologies to carry out discriminatory surveillance and ethno-racial profiling measures designed to subjugate and exploit minority populations.10
This poor human rights record makes China’s aggressive stance toward Taiwan even more alarming, as it makes claims of sovereignty over the island. It has recently sent warplanes towards the territory’s air defense zone, and has called for Taiwan’s “reunification” with China, stoking fears and geopolitical instability.11
Doing business with China, which is the largest greenhouse gas emitter in the world and which commits genocide against ethnic minorities – runs counter to everything that Intel claims to stand for. It is therefore critical that the Board commission and publish a third party review that includes experts who are fully aware of the dangers that China poses to ensure that Intel’s actions as a company live up to its words.
1https://www.intel.com/content/www/us/en/corporate-responsibility/2030-goals.html
2 https://d1io3yog0oux5.cloudfront.net/intel/files/pages/intel/db/924/description/Intel_Green_Financing_Framework_vF.pdf
3https://www.intel.com/content/www/us/en/policy/policy-human-rights.html
4 https://www.cnbc.com/2021/12/23/intel-apologizes-in-china-over-xinjiang-supplier-statement.html
5 https://www.wsj.com/articles/intel-apologizes-after-asking-suppliers-to-avoid-chinas-xinjiang-region-11640261303
6 https://www.intel.com/content/www/us/en/sports/olympic-games/overview.html
7https://www.cnbc.com/2021/11/01/india-targets-2070-for-net-zero-emissions-china-makes-no-new-commitments.html; https://www.cnbc.com/2021/05/06/chinas-greenhouse-gas-emissions-exceed-us-developed-world-report.html; https://rhg.com/research/chinas-emissions-surpass-developed-countries/

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8https://www.cnbc.com/2021/05/06/chinas-greenhouse-gas-emissions-exceed-us-developed-world-report.html; https://rhg.com/research/chinas-emissions-surpass-developed-countries/
9https://www.state.gov/forced-labor-in-chinas-xinjiang-region/; https://www.bbc.com/news/world-asia-china-59595952; https://www.state.gov/wp-content/uploads/2022/07/Forced-Labor-The-Hidden-Cost-of-Chinas-Belt-and-Road-Initiative.pdf
10https://www.state.gov/wp-content/uploads/2022/08/22-00757-TIP-REPORT_072822-inaccessible.pdf
11 https://www.foxnews.com/politics/chinese-aggression-taiwan-testing-us-resolve-afghanistan-withdrawal-experts; https://www.npr.org/2021/10/09/1044714406/xi-jinping-china-taiwan-peaceful-reunification; https://abcnews.go.com/International/wireStory/taiwans-tsai-backing-chinese-aggression-92041196
Board of Directors’ Response
The Board recommends a vote against this proposal for the following reasons:
▪Intel takes a comprehensive approach to reporting on key aspects of our responsible business practices. For example, Intel has publicly released corporate responsibility reports that contain extensive information and disclosures about the sustainability-related risks and opportunities we face as a global company since 2001 and provided public reports on our environmental, health, and safety performance since 1994.
▪Intel is committed to fundamental human rights and has created processes promoting accountability for human rights within our supply chain.
▪Intel’s Board has strong and effective oversight of the company’s sustainability efforts and policies for respecting human rights in particular.
▪The Board believes that this report would be unnecessary and a costly diversion of corporate resources given the company’s existing approach to corporate responsibility, our extensive and transparent reporting on our efforts and strong Board oversight of these topics.
Supporting Discussion
Intel’s existing reporting takes a comprehensive approach to reporting on key aspects of our responsible business practices
Our existing corporate responsibility reporting is built on a foundation of transparency, governance, ethics, and respect for human rights, and has been recognized as setting a standard both within the technology industry and among public companies generally. At Intel, our purpose is to build world-changing technology that improves the life of every person on the planet. Intel has publicly released corporate responsibility reports that contain extensive information and disclosures about the sustainability-related risks and opportunities we face as a global company since 2001 and provided public reports on our environmental, health, and safety performance since 1994. We have continually enhanced this reporting over the years. Since 2021, we have advanced our integrated reporting strategy to include environmental, social, and governance information in our Annual Report on Form 10-K and Proxy Statement, available on our Investor Relations website.
Intel’s Corporate Responsibility Report is prepared in accordance with the Global Reporting Initiative (GRI) Standards: Comprehensive option. We also use other recognized frameworks to inform the content, including the United Nations (UN) Global Compact, UN Sustainable Development Goals, the Task Force on Climate-Related Financial Disclosures (TCFD), and the Value Reporting Foundation.
Our commitment to environmental stewardship is embodied in Intel’s Environmental, Health and Safety Policy and Code of Conduct. The Intel Climate Change Policy outlines our formal position on climate change and provides a more detailed history of our actions in this area.
Related to human rights specifically, since 2016, we have regularly engaged with independent third-party specialists to conduct human rights impact assessments (HRIA) to review our processes and validate our human rights risks across our global footprint. HRIAs are part of our due diligence, conducted in alignment with the United Nations (UN) Guiding Principles on Business and Human Rights, and involve multiple internal and external stakeholders. Our human rights risk analysis is publicly available in our corporate responsibility report. We believe that, to date, our HRIAs confirm that we are working to address our most salient human rights risks.

2023 PROXY STATEMENT	131

In 2020, Intel set an ambitious 2030 corporate responsibility “RISE” strategy and goals with the aim of creating a more responsible, inclusive, and sustainable world, enabled through our technology and the expertise and passion of our employees. Our “RISE” operational and supply chain goals encompass our efforts on employee health, safety and wellness, supply chain human rights, workforce inclusion, suppler diversity, climate and energy, net positive water, zero waste/circular economy, and community impact. These goals include targets in both our operations and across our global supply chain. Our Corporate Responsibility Report, which includes independent limited assurance of selected environmental, safety, supplier, and diversity data, reports on our annual progress with respect to these goals, including those addressing human rights risks.
Intel is committed to fundamental human rights and has created processes intended to promote accountability for human rights within our supply chain
Human rights are the fundamental rights, freedoms, and standards of treatment to which all people are entitled. Respect for human rights is rooted in our values and we expect it to apply wherever we do business. First published in 2009, Intel’s Board adopted Global Human Rights Principles (the “Human Rights Policy”) formalize Intel’s commitment to respect human rights and embodies common principles reflected in the UN Global Compact, the Universal Declaration of Human Rights, the UN Guiding Principles on Business and Human Rights, core International Labour Organization Conventions, the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises, and the laws of the countries in which we operate.
We will continue working to confirm that our global sourcing complies with applicable laws and regulations in the US and in other jurisdictions where we operate and conforms with the Responsible Business Alliance Code of Conduct. We respect the rule of law and seek to operate ethically everywhere we do business, and we work to prevent, detect, and mitigate the risk of Intel being complicit in human rights abuses anywhere in the world where we are aware of such concerns. We will continue looking for continuous improvements in our due diligence processes where practical to help ensure we fulfill our obligations under the United Nations Guiding Principles for Business and Human Rights around the globe and remediate any known issues of forced labor.
At Intel, we maintain and improve our systems with the goal of preventing and avoiding where possible complicity in human rights violations related to our operations, supply chain, and products. Intel has established an integrated approach to managing human rights risks across our business. In addition to board-level oversight and senior-level Management Review Committees, we have established a cross-functional human rights steering committee. This committee is comprised of multiple teams across the organization who are responsible for conducting due diligence and implementing policies and procedures to address our most salient human rights risks and support our adherence to the Human Rights Policy.
One of our 2030 “RISE” goals relates to supply chain human rights. As a founding member of the Responsible Business Alliance (RBA), we strive to hold our global suppliers accountable to the same expectations we have for ourselves. Over the past decade, we have directly engaged with our suppliers to try to verify compliance and build capacity to address risks of forced and bonded labor and other human rights issues. We also engage with indirect suppliers through our programs on forced and bonded labor and responsible minerals. Our significant investments of time and resources are aimed at influencing system-level, industry-wide improvements to protect and empower workers in the global electronics supply chain and to reduce community impacts.
Our efforts to combat forced and bonded labor in our supply chain are ongoing. Since 2014, we have remediated the return of over $25 million in fees to suppliers’ workers. Progress was also made in terms of our audits for higher risk suppliers, our assessments for medium risk suppliers, and—for the first time—RBA training for our lower risk suppliers. In 2022, our target was to assess, validate, and—where needed—mitigate the risk level of an additional 12% of suppliers. We are also evaluating the impact of IDM 2.0 supply chain changes. In addition, we plan to continue to assess and audit high-risk tier 2 suppliers on Intel sites .
We also have put in place formal grievance and remedy processes to enable anyone, including employees, employees of Intel’s suppliers, and other external stakeholders, to report human rights concerns through our third-party-operated ethics reporting portal. Our policy is to promptly investigate allegations and pursue action to mitigate any adverse human rights impacts, as well as to not tolerate retaliation against anyone who in good faith reports possible violations of law, the Intel Code of Conduct, or other company policies or procedures, questions ongoing or proposed conduct, or participates in an internal investigation.
In addition, although the proposal references our involvement with a particular set of Olympic Games, Intel’s partnership spans over many Games (starting with PyeongChang in 2018 and continuing through Paris 2024). We are supportive of the Games’ mission to bring together athletes from all over the world to compete, peacefully, and of the symbolism of such a diverse, global event. The Games provide an opportunity for us to innovate and accelerate our technology development. For example, the Games are a catalyst for 5G adoption and acceleration, which is core to our business. The knowledge obtained from the solutions we deploy or help deploy at the Games gives us key insights to develop world-changing technology.

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Intel’s Board has strong and effective oversight of the company’s sustainability efforts and human rights in particular
Intel’s Board plays a vital and important role in overseeing our sustainability efforts. Our Corporate Governance and Nominating (CGN) Committee oversees issues related to risks arising from the company’s environmental, social, and governance (ESG) practices as well as corporate responsibility and sustainability initiatives and performance, including to human rights. Our Audit & Finance Committee oversees issues related to financial reporting, internal controls, audit functions, and major financial, product security, cybersecurity risk exposures, our ethics and compliance program, and management’s annual enterprise risk management assessment.
Management provides formal updates to the CGN Committee at least twice each year and at least annually to the full Board on the company’s ESG performance and disclosure. In 2022, this included a review of the annual Corporate Responsibility Report and updates on issues including environmental sustainability, climate risk, human capital, human rights, political accountability, governance structure, and investor outreach and feedback.
The Board believes that this report would be unnecessary and a costly diversion of corporate resources given the company’s existing approach to corporate responsibility, our extensive and transparent reporting on our efforts, and strong Board oversight of these topics
As described above, Intel already provides detailed information in our Corporate Responsibility reporting and elsewhere regarding our human rights due diligence, supply chain management, and environmental initiatives. As we respond to the current economic environment by taking aggressive actions to reduce costs, we are especially mindful of our obligation to our stockholders to be good stewards of their capital. Given the extensive information that we already publicly provide, our existing policies, and our active Board oversight, the Board believes that the additional report requested by this proposal is unnecessary, would be a costly diversion of corporate resources and is not in the best interests of our stockholders.

Recommendation of the Board The Board of Directors recommends that you vote “AGAINST” this proposal.

2023 PROXY STATEMENT	133

Additional Meeting Information
How will the 2023 Annual Stockholders’ Meeting be conducted?
We are pleased this year to again conduct the 2023 Annual Stockholders’ Meeting solely online on May 11, 2023 via the Internet through a live webcast and online stockholder tools. We continue to use the virtual annual meeting format to facilitate stockholder attendance and participation by leveraging technology to communicate more effectively and efficiently with our stockholders. This format empowers stockholders to participate fully from any location around the world, at no cost. We have designed the virtual format to enhance stockholder access and participation and protect stockholder rights. For example:
▪We Encourage Questions. Our stockholders have multiple opportunities to submit questions for the meeting. Stockholders may submit a question online in advance or live during the meeting, following the instructions below. During the meeting, we will answer as many stockholder-submitted questions as time permits. As we did last year, we have committed to publishing and answering following the meeting each question received that complies with the meeting rules of conduct.
▪We Believe in Transparency. Although participation in the live webcast (i.e., ability to vote and ask questions) is available only to stockholders as of the record date, anyone (whether or not a stockholder) can view the live webcast and, following completion of the 2023 Annual Stockholders’ Meeting, a webcast replay, final report of the inspector of election, and answers to questions asked by investors in connection with the annual meeting will be posted to our Investor Relations website at www.intc.com and remain for at least one year.
▪We Proactively Take Steps to Facilitate Your Participation. During the annual meeting, proponents of the stockholder proposals included in this proxy statement will have a dedicated call-in line designed to facilitate their ability to present their proposals. In addition, we offer live technical support for all stockholders attending the meeting.
How do I attend the meeting?
You are entitled to attend and participate in the virtual 2023 Annual Stockholders’ Meeting only if you were an Intel stockholder as of the close of business on March 17, 2023 or if you hold a valid proxy for the annual meeting. If you are not an Intel stockholder, you may still view the meeting online at www.virtualshareholdermeeting.com/Intel23.
Attending Online. If you plan to attend the annual meeting online, please be aware of what you will need to gain admission, as described below. If you do not comply with the procedures described here for attending the annual meeting online, you will not be able to participate in the annual meeting but may view the annual meeting webcast. Stockholders may participate in the annual meeting by visiting www.virtualshareholdermeeting.com/Intel23; interested persons who were not stockholders as of the close of business on March 17, 2023 may view, but not participate, in the annual meeting via www.virtualshareholdermeeting.com/Intel23.

Stockholders of Record
If you are a stockholder of record, you will need to use your control number on your Notice of Internet Availability or proxy card to log into www.virtualshareholdermeeting.com/Intel23.
Stockholders of record—those holding shares directly with Computershare Trust Company, N.A.—will be on a list maintained by the inspector of elections.

Beneficial Stockholder
If you are a beneficial stockholder and your voting instruction form or Notice of Internet Availability (Notice) indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the annual meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, beneficial stockholders who do not have a control number or access code should contact their bank, broker or other nominee (preferably at least five days before the annual meeting) and obtain a "legal proxy" in order to be able to attend, participate in or vote at the annual meeting.
“Beneficial” or “street name” stockholders—those holding shares through a broker, bank, or other nominee.

We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 8:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the annual meeting, we will have technicians ready to assist you with any difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the annual meeting, please call toll free (844) 976-0738 (US) or (303) 562-9301 (Int’l).

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Asking Questions. Stockholders have multiple opportunities to submit questions to Intel for the annual meeting. Stockholders who wish to submit a question in advance may do so at either www.proxyvote.com or on our annual meeting website, www.virtualshareholdermeeting.com/Intel23. Stockholders also may submit questions live during the meeting at the meeting website. Stockholders can also access copies of the proxy statement and annual report at our annual meeting website.
If you cannot attend, following the meeting, a replay of our annual meeting webcast will be available at our Investor Relations website at www.intc.com and remain for at least one year.
A list of answers to investors’ questions that comply with our meeting rules of conduct, received both before and during the annual meeting, will be available at the same website.
How Do I Vote?
Whether you are a stockholder of record or a beneficial stockholder, you may direct how your shares are voted without participating in the annual meeting. We encourage stockholders to vote well before the annual meeting, even if they plan to attend the virtual meeting, by completing proxies in any of the following ways:

Go to www.proxyvote.com and follow the instructions provided.	Call the applicable number and follow the instructions provided. For stockholders of record: (800) 690-6903 For beneficial stockholders: (800) 454-8683	Mail, complete, sign, date, and mail the proxy card in the return envelope provided to you if you have received a printed version of these proxy materials.	Scan this code to your phone to receive all of the meeting details.

Stockholders can vote via the Internet in advance of or during the meeting. Stockholders who attend the virtual annual meeting should follow the instructions at www.virtualshareholdermeeting.com/Intel23 to vote or submit questions during the meeting.
Voting online during the meeting will replace any previous votes.
Revoking Your Proxy or Changing Your Vote. Stockholders of record may revoke their proxy at any time before the electronic polls close by submitting a later-dated vote online during the annual meeting, via the Internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the annual meeting commences. Beneficial stockholders may revoke any prior voting instructions by contacting the broker, bank, or other nominee that holds their shares or by voting online during the meeting.
Voting Standards. On March 17, 2023, the record date for the annual meeting, approximately 4,171,053,000 shares of Intel common stock were outstanding. In order to have a quorum at the meeting, a majority of the shares outstanding entitled to vote on the record date must be present at the scheduled time of the meeting in person or by proxy. Each share of our common stock outstanding on the record date is entitled to one vote on each of the director nominees and one vote on each other matter. To be elected, directors must receive a majority of the votes cast (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Approval of each of the other matters on the agenda requires the affirmative vote of a majority of the shares of common stock present or represented by proxy during the meeting. For purposes of the advisory vote on the frequency of holding future advisory votes to approve executive compensation of our named executive officers, the voting option that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast, will be the frequency for the advisory vote on the executive compensation of our named executive officers that has been recommended by stockholders.
Effect of Abstentions and Broker Non-Votes. Abstentions and shares not represented at the meeting have no effect on the election of directors. For each of the other proposals, abstentions have the same effect as “against” votes. If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote your shares with respect to proposals considered to be “non-routine,” resulting in a “broker non-vote.” Any shares represented by “broker non-votes” are not considered votes cast or entitled to vote and therefore will not impact the outcome of such proposals. We encourage you to vote promptly, even if you plan to attend the virtual annual meeting.

2023 PROXY STATEMENT	135

The following chart describes the proposals to be considered at the meeting, the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes” if Any*
Election of directors	For, against, or abstain on each nominee.	Majority of votes cast.**	No effect.	No effect.
Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2023	For, against, or abstain.	Majority of shares present or represented.***	Counted as vote. Same effect as votes against.	No effect.
Advisory vote to approve executive compensation of our named executive officers (Say-on-Pay)	For, against, or abstain.	Majority of shares present or represented.***	Counted as vote. Same effect as votes against.	No effect.
Approval of amendment and restatement of the 2006 Equity Incentive Plan	For, against, or abstain.	Majority of shares present or represented.***	Counted as vote. Same effect as votes against.	No effect.
Advisory vote on the frequency of the Say-on-Pay vote	One year, two years, three years, or abstain.	The frequency (every one year, two years, or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders.	No effect.	No effect.
Stockholder Proposals, if properly presented at the annual meeting	For, against, or abstain.	Majority of shares present or represented.****	Counted as vote. Same effect as votes against.	No effect.
*    If you are a beneficial holder and do not provide specific voting instructions to the holder’s broker, the organization that holds the beneficial owner’s shares may not be authorized to vote your shares, which would result in “broker non-votes.”
**    A nominee for director will be elected if the votes cast for such nominee exceed the votes cast against such nominee.
***    The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon.

Voting Instructions. If you complete and submit your proxy voting instructions, the individuals named as proxies will follow your instructions. If you are a stockholder of record and you submit proxy voting instructions but do not direct how to vote on each item, the individuals named as proxies will vote as the Board recommends on each proposal. The individuals named as proxies will vote on any other matters properly presented at the annual meeting in accordance with their best judgment. Our Bylaws set forth requirements for advance notice of any nominations or agenda items to be brought up for voting at the annual meeting, and we have not received timely notice of any such matters that we expect to be presented at the annual meeting other than the items described in this proxy statement.
How are Proxies Solicited and What is the Cost?
We will bear the expense of soliciting proxies, and we have retained D.F. King & Co., Inc. to solicit proxies for a fee of approximately $30,000, plus a reasonable amount to cover expenses. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request brokers, banks, and other nominees that hold stock in their names to furnish our proxy materials to the beneficial owners of the stock, and we must reimburse these brokers, banks, and other nominees for the expenses of doing so, in accordance with statutory fee schedules.

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Who Counts the Votes?
Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes for the annual meeting.
Will the Company Make a List of Stockholders Entitled to Vote at the 2023 Annual Stockholders’ Meeting Available?
Intel’s list of stockholders as of March 17, 2023 will be available for inspection at our headquarters for the 10 days prior to the annual meeting. If you want to inspect the stockholder list, call our Investor Relations department at (408) 765-1480 to schedule an appointment. In addition, the list of stockholders will also be available during the annual meeting through the meeting website for those stockholders who choose to attend.
When Will the Company Announce the Voting Results?
We will announce preliminary results during the annual meeting. We will report final results at www.intc.com and in a filing with the SEC on Form 8-K.

2023 PROXY STATEMENT	137

Other Matters
2024 Stockholder Proposals or Nominations
Stockholder proposals to be included in the proxy statement. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in our 2024 proxy statement. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8, to our principal executive offices in care of our Corporate Secretary by one of the means discussed below in the “Communicating with Us” section of this proxy statement. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. We must receive all submissions no later than the close of business (5:00 p.m. Pacific Time) on December 2, 2023.
We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and stockholders may find it helpful to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Corporate Governance and Nominating Committee reviews all stockholder proposals and makes recommendations to the Board for action on such proposals. For information on recommending individuals for consideration as director nominees, see the “Board of Directors Matters; Director Nomination Process” section on page 33.
Intel engages in a continuous quality improvement approach to corporate governance practices. We monitor and evaluate trends and events in corporate governance and compare and evaluate new developments against our current practices; we understand that corporate governance is not static. We seek and receive input from stockholders and other commentators on our practices and policies, and our Board and the Board’s Corporate Governance and Nominating Committee consider this input when reviewing proposals to change practices or policies.
Director nominations to be included in the proxy statement (Proxy Access). We have adopted proxy access, whereby a stockholder (or a group of up to 20 stockholders) who has held at least 3% of our stock for three years or more may nominate a director and have that nominee included in our proxy materials, provided that the stockholder and nominee satisfy the requirements specified in our Bylaws. Any stockholder who intends to use these procedures to nominate a candidate for election to the Board for inclusion in our 2024 proxy statement must satisfy the requirements specified in our Bylaws and must provide notice to our Corporate Secretary, which must be received no earlier than the close of business on November 2, 2023 and no later than the close of business on December 2, 2023. The notice of proxy access must include information specified in our Bylaws, including information concerning the nominee and information about the stockholder’s ownership of and agreements related to our stock. If the 2024 annual meeting is advanced or delayed more than 30 days from the anniversary of the 2023 Annual Stockholders’ Meeting, a stockholder seeking to nominate a candidate for election to the Board pursuant to the proxy access provisions of the Bylaws must submit notice of any such nomination no earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which the date of such meeting is first publicly announced by Intel.
Other business and director nominations to be presented at the annual meeting. In addition, under our Bylaws, a stockholder who intends to nominate a candidate for election to the Board or to propose any business for presentation at our 2024 annual meeting (other than precatory (non-binding) proposals presented under Rule 14a-8) pursuant to the advance notice provisions of the Bylaws, must give notice to our Corporate Secretary between December 13, 2023 and the close of business on January 12, 2024. The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to our stock. If the 2024 annual meeting is advanced or delayed more than 30 days from the anniversary of the 2023 Annual Stockholders’ Meeting, a stockholder seeking to nominate a candidate for election to the Board or propose any business at our 2024 annual meeting pursuant to the advance notice provisions of the Bylaws must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by close of business on the later of the 60th day before the 2024 annual meeting or the 10th day following the day on which the date of such meeting is first publicly announced by Intel. In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2024 annual meeting must notify our Corporate Secretary in writing not later than the close of business (5:00 p.m. Pacific Time) on March 12, 2024.

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We will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. The Bylaws are posted on our website at www.intc.com. To make a submission or to request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.
Legal Matters
Forward-looking statements. This proxy statement contains forward-looking statements that involve a number of risks and uncertainties. Words such as “accelerate,” “achieve,” “ambitions,” “aim,” “anticipate,” “believes,” “committed,” “continue,” “could,” “designed,” “estimated,” “expect,” “forecast,” “future,” “goals,” “grow,” “intend,” “likely,” “may,” “might,” “milestones,” “next generation,” “objective,” “on track,” “opportunity,” “pending,” “plan,” “positioned,” “possible,” “potentially,” “progress,” “priority,” “roadmap,” “seek,” “should,” “strive,” “targets,” “to be,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to our strategy and anticipated benefits, including our IDM 2.0 strategy, February 2022 Investor Meeting financial model, Smart Capital strategy, SCIP, our partnership with Brookfield Asset Management, the transition to an internal foundry model, and updates to our reporting structure; projections of our future financial performance; future business, social, and environmental performance, goals, measures, and strategies, including our One Intel operational goals; our anticipated growth and trends in our businesses and operations; projected growth and trends in markets relevant to our businesses; business and investment plans; manufacturing expansion and financing plans; investment plans and impacts of investment plans, including in the US and abroad; future economic conditions, including regional or global downturns or recessions; business and investment plans; internal and external manufacturing plans, including future internal manufacturing volumes and external foundry usage; future products and technology, and the expected regulation, availability and benefits of such products and technology; projected cost and yield trends; product and manufacturing plans, goals, timelines, ramps, and progress; geopolitical conditions, including the impacts of Russia's war on Ukraine; expected timing and impact of acquisitions, divestitures, and other significant transactions, including statements relating to the completion of our acquisition of Tower, the sale of our NAND memory business, and the wind-down of our Intel® Optane™ memory business; expected completion and impacts of restructuring activities and cost-saving or efficiency initiatives, including those related to the 2022 Restructuring Program; availability, uses, sufficiency, and cost of capital of capital resources, including future capital, R&D investments, and expected returns to stockholders such as stock repurchases and dividends; our valuation; supply expectations, including regarding constraints, limitations, pricing and industry shortages; expectations regarding government incentives; future production capacity and product supply; the future purchase, use, and availability of products, components, and services supplied by third parties, including third-party IP and foundry services; tax- and accounting-related expectations; uncertain events or assumptions, including statements relating to total addressable market (TAM) or market opportunity, and other characterizations of future events or circumstances are forward-looking statements. In addition, statements regarding future changes to our Board of Directors, corporate governance practices, executive and director compensation programs, equity plan usage, ESG program and initiatives and related goals and disclosures are forward-looking statements. Such statements are based on management's expectations as of the date of this filing, unless an earlier date is specified, and involve many risks and uncertainties that could cause our actual results or outcomes to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include those described throughout our 2022 Annual Report on Form 10-K and particularly in "Risk Factors" within Other Key Information in the Form 10-K. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made in this proxy statement, the Form 10-K, and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. Unless specifically indicated otherwise, the forward-looking statements in this proxy statement do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that have not been completed as of the date of this filing. In addition, the forward-looking statements in this proxy statement are made as of the date of this filing, unless an earlier date is specified, including expectations based on third-party information and projections that management believes to be reputable, and Intel does not undertake, and expressly disclaims any duty, to update such statements, whether as a result of new information, new developments, or otherwise, except to the extent that disclosure may be required by law.
Website references. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this proxy statement.
Use of trademarks. Intel, the Intel logo, Intel Core, Arc, Intel Blockscale, Intel Optane, Thunderbolt, and Xeon are trademarks of Intel Corporation or its subsidiaries in the U.S. and/or other countries.
*  Other names and brands may be claimed as the property of others.

2023 PROXY STATEMENT	139

Financial Statements
Our financial statements for the year ended December 31, 2022 are included in our 2022 Annual Report, which we provide to our stockholders at the same time as this proxy statement. Our annual report and this proxy statement are also posted on our website at www.intc.com. If you have not received or do not have access to the annual report, call our Investor Relations department at (408) 765-1480, and we will send a copy to you without charge, or send a written request to Intel Corporation, Attn: Investor Relations, M/S RNB-4-148, 2200 Mission College Blvd., Santa Clara, California 95054-1549.
Communicating with Us
Visit our main website at www.intel.com for information on our products and technologies, marketing programs, worldwide locations, customer support, job listings, and other company-related topics. Our Investor Relations website at www.intc.com contains information regarding our recent and historical financial and operational results, strategic priorities, operating segments, news, investor events and webcasts, stock information, corporate governance and corporate responsibility initiatives, as well as links to our SEC filings and our Governance and Corporate Responsibility site.
To communicate with the Board, suggest a director candidate, make a stockholder proposal, provide notice of an intention to nominate candidates (including proxy access candidates) or introduce business at the annual meeting, or revoke a prior proxy instruction, contact our Corporate Secretary via e-mail at corporate.secretary@intel.com, or by mail to April Miller Boise, Intel Corporation, M/S RNB-5-03, 2200 Mission College Blvd., Santa Clara, California 95054-1549.

For questions regarding:	Contact:
Annual meeting	Intel Investor Relations (408) 765-1480 investor.relations@intel.com
Stock ownership for stockholders of record	Computershare Trust Company, N.A. www.computershare.com/contactus (800) 298-0146 (within the US and Canada) (312) 360-5123 (worldwide)
Stock ownership for beneficial holders	Your broker, bank, or other nominee
Voting	D.F. King (877) 361-7972 (within the US and Canada) (212) 269-5550 (worldwide)
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. As a matter of practice, our administrative staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files those reports on their behalf. Based solely on a review of reports filed with the SEC and on written representations from reporting individuals, we believe that all of our officers and directors filed the required reports on a timely basis under Section 16(a) for fiscal year 2022, except that, due to administrative error, an amended Form 3 reporting an omitted 401(K) holding by Ms. Johnston Holthaus was filed after the applicable Form 3 deadline.

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Stockholders Sharing the Same Last Name and Address
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Intel stock but who share the same address, we have adopted an SEC-approved procedure called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive a single copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notify us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request to our Corporate Secretary at the address specified above under “Other Matters; Communicating with Us,” or call our Investor Relations department at (408) 765-1480, and we will promptly send you the requested materials. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for this year’s annual meeting, you will need to follow the instructions included in the Notice of Internet Availability that was sent to you. You can also contact our Investor Relations department if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
If you are a beneficial stockholder and you share an address with other beneficial stockholders, your broker, bank, or other institution is permitted to deliver a single copy of the proxy materials and Notice of Internet Availability of Proxy Materials to your address, unless you otherwise request separate copies.
By Order of the Board of Directors
April Miller Boise
Corporate Secretary

Santa Clara, California
March 31, 2023

2023 PROXY STATEMENT	141

Appendix A
Non-GAAP Financial Measures
In addition to disclosing financial results in accordance with US GAAP, this document contains references to the non-GAAP financial measures below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance, enable comparison of financial trends and results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business and measuring our performance. These non-GAAP financial measures are used in our performance-based RSUs and our cash bonus plans.
Starting in the first quarter of 2022, we incrementally exclude from our non-GAAP results share-based compensation and all gains and losses on equity investments. The adjustment for all gains and losses on equity investments includes the ongoing mark-to-market adjustments previously excluded from our non-GAAP results.
Our non-GAAP financial measures reflect adjustments based on one or more of the following items, as well as the related income tax effects where applicable. Income tax effects have been calculated using an appropriate tax rate for each adjustment, as applicable. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with US GAAP, and the financial results calculated in accordance with US GAAP and reconciliations from these results should be carefully evaluated.

Non-GAAP Adjustment or Measure	Definition	Usefulness to Management and Investors

NAND memory business
We completed the first closing of the divestiture of our NAND memory business to SK hynix on December 29, 2021 and fully deconsolidated our ongoing interests in the NAND memory technology and manufacturing business in Q1 2022.
We exclude the impact of our NAND memory business in certain non-GAAP measures. While the second closing of the sale is still pending and subject to closing conditions, we deconsolidated this business in Q1 2022 and management does not view the historical results of the business as a part of our core operations. We believe these adjustments provide investors with a useful view, through the eyes of management, of our core business model and how management currently evaluates core operational performance. In making these adjustments, we have not made any changes to our methods for measuring and calculating revenue or other financial statement amounts.

Acquisition-related adjustments
Amortization of acquisition-related intangible assets consists of amortization of intangible assets such as developed technology, brands, and customer relationships acquired in connection with business combinations. Charges related to the amortization of these intangibles are recorded within both cost of sales and marketing, general, and administrative expenses in our US GAAP financial statements. Amortization charges are recorded over the estimated useful life of the related acquired intangible asset, and thus are generally recorded over multiple years.
We exclude amortization charges for our acquisition-related intangible assets for purposes of calculating certain non-GAAP measures because these charges are inconsistent in size and are significantly impacted by the timing and valuation of our acquisitions. These adjustments facilitate a useful evaluation of our current operating performance and comparison to our past operating performance and provide investors with additional means to evaluate cost and expense trends.

A-1

Non-GAAP Adjustment or Measure	Definition	Usefulness to Management and Investors

Shared-based compensation	Share-based compensation consists of charges related to our employee equity incentive plans.	We exclude charges related to share-based compensation for purposes of calculating certain non-GAAP measures because we believe these adjustments provide better comparability to peer company results and because these charges are not viewed by management as part of our core operating performance. We believe these adjustments provide investors with a useful view, through the eyes of management, of our core business model, how management currently evaluates core operational performance, and additional means to evaluate expense trends, including in comparison to other peer companies.

Patent settlement	A portion of the charge from our IP settlements represents a catch-up of cumulative amortization that would have been incurred for the right to use the related patents in prior periods. This charge related to prior periods is excluded from our non-GAAP results; amortization related to the right to use the patents in the current and ongoing periods is included.	We exclude the catch-up charge related to prior periods for purposes of calculating certain non-GAAP measures because this adjustment facilitates comparison to past operating results and provides a useful evaluation of our current operating performance.

Optane inventory impairment	Beginning in 2022, we initiated the wind-down of our Intel Optane memory business.	We exclude these impairments for purposes of calculating certain non-GAAP measures because these charges do not reflect our current operating performance. This adjustment facilitates a useful evaluation of our current operating performance and comparisons to past operating results.

Restructuring and other charges	Restructuring charges are costs associated with a formal restructuring plan and are primarily related to employee severance and benefit arrangements. Other charges include a benefit in Q1 2022 related to the annulled European Commission fine, a charge in Q1 2021 related to the VLSI Technology LLC litigation, periodic goodwill and asset impairments, certain pension charges, and costs associated with restructuring activity.	We exclude restructuring and other charges, including any adjustments to charges recorded in prior periods, for purposes of calculating certain non-GAAP measures because these costs do not reflect our core operating performance. These adjustments facilitate a useful evaluation of our core operating performance and comparisons to past operating results and provide investors with additional means to evaluate expense trends.

(Gains) losses on equity investments, net	(Gains) losses on equity investments, net consists of ongoing mark-to-market adjustments on marketable equity securities, observable price adjustments on non-marketable equity securities, related impairment charges, and the sale of equity investments and other.	We exclude these non-operating gains and losses for purposes of calculating certain non-GAAP measures because it provides better comparability between periods. The exclusion reflects how management evaluates the core operations of the business.

2023 PROXY STATEMENT	A-2

Non-GAAP Adjustment or Measure	Definition	Usefulness to Management and Investors
Gains (losses) from divestiture	Gains (losses) are recognized at the close of a divestiture, or over a specified deferral period when deferred consideration is received at the time of closing. Based on our ongoing obligation under the NAND wafer manufacturing and sale agreement entered into in connection with the first closing of the sale of our NAND memory business on December 29, 2021, a portion of the initial closing consideration was deferred and will be recognized between first and second closing.	We exclude gains or losses resulting from divestitures for purposes of calculating certain non-GAAP measures because they do not reflect our current operating performance. These adjustments facilitate a useful evaluation of our current operating performance and comparisons to past operating results.

Tax Reform	Adjustments for Tax Reform reflect the impact of a change in tax law from 2017 Tax Reform related to the capitalization of research and development (R&D) costs.	We exclude the impacts of this 2022 change in US tax treatment of R&D costs for purposes of calculating certain non-GAAP measures as we believe these adjustments facilitate a better evaluation of our current operating performance and comparison to past operating results.

Adjusted free cash flow	We reference a non-GAAP financial measure of adjusted free cash flow, which is used by management when assessing our sources of liquidity, capital resources, and quality of earnings. Adjusted free cash flow is operating cash flow adjusted for (1) additions to property, plant and equipment, net of proceeds from capital grants and partner contributions, (2) payments on finance leases, and (3) proceeds from the McAfee equity sale.	This non-GAAP financial measure is helpful in understanding our capital requirements and sources of liquidity by providing an additional means to evaluate the cash flow trends of our business. Since the 2017 divestiture, McAfee equity distributions and sales have contributed to operating and free cash flow, and while the McAfee equity sale in Q1 2022 would typically be excluded from adjusted free cash flow as an equity sale, we believe including the sale proceeds in adjusted free cash flow facilitates a better, more consistent comparison to past presentations of liquidity.

Total cash and investments	Total cash and investments is used by management when assessing our sources of liquidity, which include cash and cash equivalents, short-term investments, and loans receivable and other.	This non-GAAP measure is helpful in understanding our capital resources and liquidity position.

A-3

Following are the reconciliations of our most comparable US GAAP measures to our non-GAAP measures presented:

Years Ended (In Millions, Except Per Share Amounts)	Dec. 31, 2022	Dec. 25, 2021	Dec. 26, 2020
Net revenue	$63,054	$79,024	$77,867
NAND memory business	—	(4,306)	(4,967)
Non-GAAP net revenue	$63,054	$74,718	$72,900
Gross margin percentage	42.6%	55.4%	56.0%
Acquisition-related adjustments	2.1%	1.6%	1.6%
Shared-based compensation	1.0%	0.4%	0.4%
Patent settlement	0.3%	—%	—%
Optane inventory impairment	1.1%	—%	—%
NAND memory business	—%	0.6%	1.8%
Non-GAAP gross margin percentage	47.3%	58.1%	59.8%
Earnings per share—diluted [1]	$1.94	$4.86	$4.94
Acquisition-related adjustments	0.37	0.36	0.33
Share-based compensation	0.76	0.50	0.44
Patent settlement	0.05	—	—
Optane inventory impairment	0.18	—	—
Restructuring and other charges	—	0.64	0.05
(Gains) losses on equity investments, net	(1.04)	(0.67)	(0.45)
(Gains) losses from divestiture	(0.28)	—	—
NAND memory business	—	(0.33)	(0.22)
Tax Reform	(0.20)	—	—
Income tax effects	0.06	(0.06)	(0.03)
Non-GAAP earnings per share—diluted	$1.84	$5.30	$5.06
1For the year ended December 31, 2022, the impact of non-controlling interest to our non-GAAP adjustments is insignificant and thus is not included in our reconciliation of non-GAAP measures.

Years Ended (In Millions)	Dec. 31, 2022	Dec. 25, 2021	Dec. 26, 2020	Dec. 28, 2019	Dec. 29, 2018
Net cash provided by operating activities	$15,433	$29,456	$35,864	$32,618	$29,757
Net additions to property, plant and equipment	(23,724)	(18,567)	(14,086)	(15,948)	(14,649)
Payments on finance leases	($345)	—	—	—	—
Sale of equity investment	$4,561	—	—	—	—
Adjusted free cash flow	($4,075)	$10,889	$21,778	$16,670	$15,108
Net cash used for investing activities	($10,477)	($24,449)	($21,524)	($13,579)	($11,638)
Net cash provided by (used for) financing activities	$1,361	($6,045)	($12,669)	($17,864)	($18,533)

2023 PROXY STATEMENT	A-4

Appendix B
Additional Executive Compensation Information
Update on CEO New-Hire Equity Awards

Because Intel’s stock price has yet to achieve the threshold goal required, none of our CEOs new-hire awards tied to stock price growth have earned any value to date

In 2021, our CEO received a package of new-hire equity awards intended to induce him to join Intel, replace forfeited equity at his prior employer, and align his incentives with stockholders. The majority of the awards require significant value creation in order to vest, and their terms have become more challenging following the recent actions we have taken in response to stockholder feedback. In addition, our current stock price is materially below the price initially used to set the equity award thresholds. The below table details the current status of these awards, as well as the increase to stock price and market cap that would be required for threshold vesting.

Award Type	Make-Whole Award	Originally Reported Accounting Value	Current Intrinsic Value[1]	Stock Price Growth Required for Threshold Vesting (%)[1]		Compound Annual Stock Price Growth Rate Required for Threshold Vesting (%)[1]	Market Cap Increase Required for Threshold Vesting ($)[2]
Matching RSUs(3)		$9,909,700	$4,143,272
Vested as of 12/31/2022			$2,416,918
Unvested as of 12/31/2022			$1,726,354	N/A		N/A	N/A
RSUs		$25,107,500	$11,143,417
Vested as of 12/31/2022			$6,500,327
Unvested as of 12/31/2022			$4,643,090	N/A		N/A	N/A
Relative TSR PSUs		$25,469,700	$0	Vesting Based on Relative TSR to S&P 500 IT Index
Performance Stock Options		$29,108,400	$0	$74.47	182%	39%	$198.8 billion
Strategic Growth PSUs		$34,224,300	$0	$64.54	144%	33%	$157.7 billion
Outperformance PSUs		$45,721,800	$0	$148.95	464%	74%	$506.8 billion
1Calculated using closing price of Intel common stock on Nasdaq on the last trading day of the fiscal year (December 30, 2022) ($26.43).
2Calculated using closing price of Intel common stock on Nasdaq on the last trading day of the fiscal year (December 30, 2022) ($26.43), and the number of outstanding shares of common stock as of December 30, 2022 ($4.137 billion).
3Reflects company-granted Matching RSUs. Mr. Gelsinger was eligible to receive the Matching RSU grant because he purchased $10 million of Intel shares (156,764 shares) with his own funds in the first 30 days of employment. Those shares are currently worth $4,143,272 as of the last trading day of the fiscal year (December 30, 2022). In addition to that purchase, he has bought additional Intel stock, demonstrating his commitment and confidence in the company and value creation opportunity for stockholders.

B-1

Additional Information Regarding David Zinsner’s
Make-Whole Payments
As disclosed in the public filings from his prior employer (Micron Technology, Inc.), Mr. Zinsner had significant equity awards due to vest in 2022, 2023, and 2024. The company made Mr. Zinsner whole as to most of his outstanding equity awards by providing similarly equivalent forms of equity awards and a cash bonus, but, on a net basis, he forfeited approximately $3 million (M) by leaving his prior employer.

	Prior Employer Amount Expected to Vest in 2022(1)	Prior Employer Amount Expected to Vest in 2023(1)	Prior Employer Amount Expected to Vest in 2024(1)	Prior Employer Total Amount Forfeited(1)	Intel Partial Make-Whole Target Value Awarded	Net Amount Forfeited
RSUs	$5.2M	$2.9M	$1.5M		$12M
Performance Awards	$5.1M	$4.0M	$2.1M		$5M
Options	$1.1M	-	-
Cash	-	-	-		$2M
Total	$11.4M	$6.9M	$3.6M	$22M	$19M	$3M
1Assumed stock price of $86.04 for Mr. Zinsner’s outstanding equity awards from his prior employer.
Additional Information Regarding Christoph Schell’s
Make-Whole Payments
As disclosed in the public filings from his prior employer (HP Inc.), Mr. Schell had significant equity awards due to vest in 2022 and 2023. The company made Mr. Schell whole as to the time-vesting RSUs expected to vest in 2022 as of the time Intel was negotiating the offer for Mr. Schell. The company did not make Mr. Schell 100% whole for his outstanding equity awards from his prior employer, and in fact, on a net basis, he forfeited approximately $13 million (M) by leaving his prior employer.

	Prior Employer Amount Expected to Vest in 2022(1)	Prior Employer Amount Expected to Vest in 2023(1)	Prior Employer Total Amount Forfeited(1)	Intel Partial Make-Whole Target Value Awarded	Net Amount Forfeited
RSUs	$20.3M	$1.4M
Performance Awards	$5.9M	$2.6M
Options	$1.4M	$1.4M
Cash	-	-		$20M
Total	$27.6M	$5.4M	$33M	$20M	$13M
1Assumed stock price of $37.46 for Mr. Schell’s outstanding equity awards from his prior employer.

2023 PROXY STATEMENT	B-2

Appendix C
2006 Equity Incentive Plan
AS AMENDED AND RESTATED EFFECTIVE MAY ~~12, 2022~~11, 2023
1. PURPOSE
The purpose of this Intel Corporation 2006 Equity Incentive Plan (the “Plan”) is to advance the interests of Intel Corporation, a Delaware corporation, and its Subsidiaries (hereinafter collectively “Intel” or the “Corporation”), by stimulating the efforts of employees, Outside Directors, and Consultants who are selected to be participants on behalf of Intel, aligning the long-term interests of participants with those of stockholders, heightening the desire of participants to continue in working toward and contributing to the success of Intel, assisting Intel in competing effectively with other enterprises for the services of new employees, Outside Directors, and Consultants necessary for the continued improvement of operations, and to attract, motivate and retain the best available individuals for service to the Corporation. This Plan permits the grant of stock options, stock appreciation rights, restricted stock and restricted stock units, each of which shall be subject to such conditions based upon continued service, passage of time or satisfaction of performance criteria as shall be specified pursuant to the Plan
2. DEFINITIONS
(a)“Award” means a stock option, stock appreciation right, restricted stock or restricted stock unit granted to a Participant pursuant to the Plan.
(b)“Board of Directors” means the Board of Directors of the Corporation.
(c)Code” shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.
(d)“Committee” shall mean the committee appointed by the Board of Directors from among its members to administer the Plan pursuant to Section 3.
(e)“Consultant” means any person, including an advisor, who is (i) engaged by the Corporation to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of a Subsidiary and is compensated for such services. However, service solely as an Outside Director, or payment of a fee for such service, will not cause an Outside Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Registration Statement on Form S-8 or a successor form under the Securities Act of 1933, as such may be amended from time to time, is available to register either the offer or the sale of the Corporation’s securities to such person.
(f)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.
(g)    “Outside Director” shall mean a member of the Board of Directors who is not otherwise an employee of the Corporation.
(h)    “Participants” shall mean those individuals to whom Awards have been granted from time to time and any authorized transferee of such individuals.
(i)    “Performance Award” means an Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more of the Performance Criteria specified in Section 10(b).
(j)    “Plan” means this Intel Corporation 2006 Equity Incentive Plan, as amended from time to time.
(k)    “Share” shall mean a share of common stock, $.001 par value, of the Corporation or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 11.
(l)    “Subsidiary” means any corporation or entity in which Intel Corporation owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.

C-1

3. ADMINISTRATION
(a)Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board of Directors. The Board of Directors shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. The Board of Directors, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof, and in such instances references herein to the Committee shall refer to the Board of Directors.
(b)Delegation and Administration. The Committee may delegate to one or more separate committees (any such committee a “Subcommittee”) composed of one or more directors of the Corporation (who may but need not be members of the Committee) the ability to grant Awards and take the other actions described in Section 3(c) with respect to Participants who are not executive officers, and such actions shall be treated for all purposes as if taken by the Committee. The Committee may delegate to a Subcommittee of one or more officers of the Corporation the ability to grant Awards and take the other actions described in Section 3(c) with respect to Participants (other than any such officers themselves) who are not directors or executive officers, provided however that the resolution so authorizing such officer(s) shall specify the total number of Shares, rights or options such Subcommittee may so award, and such actions shall be treated for all purposes as if taken by the Committee. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee, and references in this Plan to the Committee shall include any such Subcommittee. The Committee may delegate the day to day administration of the Plan to an officer or officers of the Corporation or one or more agents, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.
(c)Powers of the Committee. Subject to the express provisions and limitations set forth in this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:
(i)to prescribe, amend, and rescind rules and regulations relating to the Plan, including the forms of Award Agreement and manner of acceptance of an Award, and to take or approve such further actions as it determines necessary or appropriate to the administration of the Plan and Awards, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Award Agreement complies with applicable law, regulations and listing requirements and so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of Nasdaq, disruption of communications or natural catastrophe) deemed by the Committee to be inconsistent with the purposes of the Plan or any Award Agreement, provided that no such action shall be taken absent stockholder approval to the extent required under Section 13;
(ii)to determine which persons are eligible to be Participants, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;
(iii)to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued service, the satisfaction of performance criteria, the occurrence of certain events, or other factors;
(iv)to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;
(v)to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);
(vi)to determine whether, and the extent to which, adjustments are required pursuant to Section 11;
(vii)to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Corporation; and
(viii)to make all other determinations deemed necessary or advisable for the administration of this Plan.

2023 PROXY STATEMENT	C-2

(d)Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as an employee or service provider under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or service, or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any individual who is employed by or providing services to an entity that ceases to be a Subsidiary of the Corporation, (ii) any leave of absence approved by the Corporation or a Subsidiary, (iii) any transfer between locations of employment or other service with the Corporation or a Subsidiary or between the Corporation and any Subsidiary or between any Subsidiaries, (iv) any change in the Participant’s status from an employee to a consultant or member of the Board of Directors, or vice versa, and (v) at the request of the Corporation or a Subsidiary, any employee or other service provider who transitions to service with any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.
(e)Determinations of the Committee. All decisions, determinations and interpretations by the Committee regarding this Plan shall be final and binding on all persons. The Committee may consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Corporation and such attorneys, consultants and accountants as it may select. Any decision or action by the Committee may be contested only by a Participant or other holder of an Award and only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
4. PARTICIPANTS
Awards under the Plan may be granted to any person who is an employee, Outside Director, or Consultant of the Corporation. Outside Directors may be granted Awards only pursuant to Section 9 of the Plan. The status of the Chair of the Board of Directors as an employee or Outside Director shall be determined by the Committee.
5. EFFECTIVE DATE AND EXPIRATION OF PLAN
(a)Effective Date. This Plan was originally approved by the Board of Directors on February 23, 2006 and became effective on May 17, 2006. The current amendment and restatement of the Plan was approved by the Board of Directors on March ~~21, 2022~~ 15, 2023 and became effective on May ~~12, 2022~~11, 2023.
(b)Expiration Date. The Plan shall remain available for the grant of Awards until June 30, 202~~5~~6 or such earlier date as the Board of Directors may determine; provided, however, that ISOs (as defined below) may not be granted under the Plan after the 10th anniversary of the date of the Board of Directors’ most recent approval of the Plan. The expiration of the Committee’s authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the Corporation’s and Participants’ rights and obligations with respect to Awards granted on or prior to the expiration date of the Plan.
6. SHARES SUBJECT TO THE PLAN
(a)Aggregate Limits. Subject to adjustment as provided in Section 11, the aggregate number of Shares authorized for issuance after December 31~~March 1~~, 2022 pursuant to Awards under the Plan is 428,500,000 ~~324,900,000~~. The Shares subject to the Plan may be either Shares reacquired by the Corporation, including Shares purchased in the open market, or authorized but unissued Shares. Any Shares subject to an Award which for any reason expires or terminates unexercised or is not earned in full may again be made subject to an Award under the Plan. Notwithstanding the preceding sentence, the following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) Shares repurchased on the open market with the proceeds of the stock option exercise price.
(b)Tax Code and Individual Award Limits. The aggregate number of Shares that may be earned pursuant to Stock Options or Stock Appreciation Rights granted under this Plan during any calendar year to any one Participant shall not exceed 4,000,000. The maximum aggregate number of Shares that may be earned pursuant to Restricted Stock or Restricted Stock Unit Awards granted under this Plan during any calendar year to any one Participant shall not exceed 4,000,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 11. The aggregate number of Shares issued after December 31~~March 1~~, 2022 pursuant to incentive stock options granted under the Plan shall not exceed 428,500,000 ~~324,900,000~~, which limitation shall be subject to adjustment under Section 11 only to the extent that such adjustment is consistent with adjustments permitted of a plan authorizing incentive stock options under Section 422 of the Code.

C-3

7. PLAN AWARDS
(a)Award Types. The Committee, on behalf of the Corporation, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: stock options, stock appreciation rights, restricted stock and restricted stock units. Such arrangements and benefits are sometimes referred to herein as “Awards.” The Committee, in its discretion, may determine that any Award granted hereunder shall be a Performance Award.
(i)Stock Options. A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the “Option Agreement”). The Committee may grant Stock Options intended to be eligible to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Code and Stock Options that are not intended to qualify as ISOs (“Non-qualified Stock Options”), as it, in its sole discretion, shall determine.
(ii)Stock Appreciation Rights. A “Stock Appreciation Right” or “SAR” is a right to receive, in cash or stock (as determined by the Committee), value with respect to a specific number of Shares equal to or otherwise based on the excess of (i) the market value of a Share at the time of exercise over (ii) the exercise price of the right, subject to such terms and conditions as are expressed in the document(s) evidencing the Award (the “SAR Agreement”).
(iii)Restricted Stock. A “Restricted Stock” Award is an award of Shares, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Agreement”).
(iv)Restricted Stock Unit. A “Restricted Stock Unit” Award is an award of a right to receive, in cash or stock (as determined by the Committee) the market value of one Share, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Unit Agreement”).
(b)Grants of Awards. An Award may consist of one of the foregoing arrangements or benefits or two or more of them in tandem or in the alternative.
8. EMPLOYEE AND CONSULTANT PARTICIPANT AWARDS
(a)Grant, Terms and Conditions of Stock Options and SARs
The Committee may grant Stock Options or SARs at any time and from time to time prior to the expiration of the Plan to eligible employee and Consultant Participants selected by the Committee. No Participant shall have any rights as a stockholder with respect to any Shares subject to Stock Options or SARs hereunder until said Shares have been issued. Each Stock Option or SAR shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Each Stock Option grant will expressly identify the Stock Option as an ISO or as a Non-qualified Stock Option. Stock Options or SARs granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
(i)Price. The purchase price (also referred to as the exercise price) under each Stock Option or SAR granted hereunder shall be established by the Committee. The purchase price per Share shall not be less than 100% of the market value of a Share on the date of grant. For purposes of the Plan, “market value” shall mean the average of the high and low sales prices of the Corporation’s common stock. The exercise price of a Stock Option shall be paid in cash or in such other form if and to the extent permitted by the Committee, including without limitation by delivery of already owned Shares, withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option and/or by payment under a broker-assisted sale and remittance program acceptable to the Committee.
(ii)No Repricing. Other than in connection with a change in the Corporation’s capitalization or other transaction as described in Section 11(a) through (d) of the Plan, the Corporation shall not, without stockholder approval, reduce the purchase price of a Stock Option or SAR and, at any time when the purchase price of a Stock Option or SAR is above the market value of a Share, the Corporation shall not, without stockholder approval (except in the case of a transaction described in Section 11(a) through (d) of the Plan), cancel and re-grant or exchange such Stock Option or SAR for a new Award with a lower (or no) purchase price or for cash.
(iii)No Reload Grants. Stock Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Corporation in payment of the exercise price and/or tax withholding obligation under any other Stock Option.
(iv)Duration, Exercise and Termination of Stock Options and SARs. Each Stock Option or SAR shall be exercisable at such time and in such installments during the period prior to the expiration of the Stock Option or SAR as determined by the Committee. The Committee shall have the right to make the timing of the ability to exercise any Stock Option or SAR subject to continued service, the passage of time and/or such performance

2023 PROXY STATEMENT	C-4

requirements as deemed appropriate by the Committee. At any time after the grant of a Stock Option, the Committee may reduce or eliminate any restrictions on the Participant’s right to exercise all or part of the Stock Option, except that no Stock Option shall first become exercisable within one (1) year from its date of grant, other than upon the death, disability or retirement of the person to whom the Stock Option was granted, in each case as specified in the Option Agreement.
Each Stock Option or SAR that vests in full in less than five (5) years (standard grants) must expire within a period of not more than seven (7) years from the grant date and each Stock Option or SAR that vests in full in five (5) or more years (long-term retention grants) must expire within a period of not more than ten (10) years from the grant date. In each case, the Option Agreement or SAR Agreement may provide for expiration prior to the end of the stated term of the Award in the event of the termination of employment or service of the Participant to whom it was granted.
(v)Suspension or Termination of Stock Options and SARs. If at any time (including after a notice of exercise has been delivered) the Committee, including any Subcommittee or administrator authorized pursuant to Section 3(b) (any such person, an “Authorized Officer”), reasonably believes that a Participant, other than an Outside Director, has committed an act of misconduct as described in this Section, the Authorized Officer may suspend the Participant’s right to exercise any Stock Option or SAR pending a determination of whether an act of misconduct has been committed. If the Committee or an Authorized Officer determines a Participant, other than an Outside Director, has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to Intel, breach of fiduciary duty or deliberate disregard of Corporation rules resulting in loss, damage or injury to the Corporation, or if a Participant makes an unauthorized disclosure of any Corporation trade secret or confidential information, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation or induces any principal for whom Intel acts as agent to terminate such agency relationship, neither the Participant nor his or her estate shall be entitled to exercise any Stock Option or SAR whatsoever. In addition, for any Participant who is designated as an “executive officer” by the Board of Directors, if the Committee determines that the Participant engaged in an act of embezzlement, fraud or breach of fiduciary duty during the Participant’s employment that contributed to an obligation to restate the Corporation’s financial statements (“Contributing Misconduct”), the Participant shall be required to repay to the Corporation, in cash and upon demand, the Option Proceeds (as defined below) resulting from any sale or other disposition (including to the Corporation) of Shares issued or issuable upon exercise of a Stock Option or SAR if the sale or disposition was effected during the twelve-month period following the first public issuance or filing with the SEC of the financial statements required to be restated. The term “Option Proceeds” means, with respect to any sale or other disposition (including to the Corporation) of Shares issuable or issued upon exercise of a Stock Option or SAR, an amount determined appropriate by the Committee to reflect the effect of the restatement, up to the amount equal to the number of Shares sold or disposed of multiplied by the difference between the market value per Share at the time of such sale or disposition and the exercise price. The return of Option Proceeds is in addition to and separate from any other relief available to the Corporation due to the executive officer’s Contributing Misconduct. Any determination by the Committee or an Authorized Officer with respect to the foregoing shall be final, conclusive and binding on all interested parties. For any Participant who is an executive officer, the determination of the Committee or of the Authorized Officer shall be subject to the approval of the Board of Directors.
(vi)Conditions and Restrictions Upon Securities Subject to Stock Options or SARs. Subject to the express provisions of the Plan, the Committee may provide that the Shares issued upon exercise of a Stock Option or SAR shall be subject to such further conditions or agreements as the Committee in its discretion may specify prior to the exercise of such Stock Option or SAR, including, without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions. The obligation to make payments with respect to SARs may be satisfied through cash payments or the delivery of Shares, or a combination thereof as the Committee shall determine.
(vii)Other Terms and Conditions. Stock Options and SARs may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.
(viii)ISOs. Stock Options intending to qualify as ISOs may only be granted to employees of the Corporation within the meaning of the Code, as determined by the Committee. No ISO shall be granted to any person if immediately after the grant of such Award, such person would own stock, including stock subject to outstanding Awards held by him or her under the Plan or any other plan established by the Corporation, amounting to more than ten percent (10%)

C-5

of the total combined voting power or value of all classes of stock of the Corporation. To the extent that the Option Agreement specifies that a Stock Option is intended to be treated as an ISO, the Stock Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that the Stock Option is or will be determined to qualify as an ISO. If and to the extent that any Shares are issued under a portion of any Stock Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause a Stock Option to cease to qualify as an ISO pursuant to the Code and by accepting a Stock Option the Participant agrees in advance to such disqualifying action.
(b)Grant, Terms and Conditions of Restricted Stock and Restricted Stock Units
The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible employee and Consultant Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement evidencing such Award. Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
(i)Terms and Conditions. Each Restricted Stock Agreement and each Restricted Stock Unit Agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.
(ii)Sale Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock or Restricted Stock Units shall be sold or awarded to a Participant, which may vary from time to time and among Participants and which may be below the market value of such Shares at the date of grant or issuance.
(iii)Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued service, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and/or personal performance evaluations. No condition that is based on performance criteria and level of achievement versus such criteria shall be based on performance over a period of less than one year.
(iv)Termination of Employment or Service. The Restricted Stock or Restricted Stock Unit Agreement may provide for the forfeiture or cancellation of the Restricted Stock or Restricted Stock Unit Award, in whole or in part, in the event of the termination of employment or service of the Participant to whom it was granted.
(v)Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee and subject to the limitations of Section 10(c). Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 11. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.
(vi)Suspension or Termination of Restricted Stock and Restricted Stock Units. If at any time an Authorized Officer reasonably believes that a Participant, other than an Outside Director, has committed an act of misconduct as described in this Section, the Authorized Officer may suspend the vesting of Shares under the Participant’s Restricted Stock or Restricted Stock Unit Awards pending a determination of whether an act of

2023 PROXY STATEMENT	C-6

misconduct has been committed. If the Committee or an Authorized Officer determines a Participant, other than an Outside Director, has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to Intel, breach of fiduciary duty or deliberate disregard of Corporation rules resulting in loss, damage or injury to the Corporation, or if a Participant makes an unauthorized disclosure of any Corporation trade secret or confidential information, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation or induces any principal for whom Intel acts as agent to terminate such agency relationship, the Participant’s Restricted Stock or Restricted Stock Unit Agreement shall be forfeited and cancelled. In addition, for any Participant who is designated as an “executive officer” by the Board of Directors, if the Committee determines that the Participant engaged in an act of embezzlement, fraud or breach of fiduciary duty during the Participant’s employment that contributed to an obligation to restate the Corporation’s financial statements (“Contributing Misconduct”), the Participant shall be required to repay to the Corporation, in cash and upon demand, the Restricted Stock Proceeds (as defined below) resulting from any sale or other disposition (including to the Corporation) of Shares issued or issuable upon the vesting of Restricted Stock or a Restricted Stock Unit if the sale or disposition was effected during the twelve-month period following the first public issuance or filing with the SEC of the financial statements required to be restated. The term “Restricted Stock Proceeds” means, with respect to any sale or other disposition (including to the Corporation) of Shares issued or issuable upon vesting of Restricted Stock or a Restricted Stock Unit, an amount determined appropriate by the Committee to reflect the effect of the restatement, up to the amount equal to the market value per Share at the time of such sale or other disposition multiplied by the number of Shares or units sold or disposed of. The return of Restricted Stock Proceeds is in addition to and separate from any other relief available to the Corporation due to the executive officer’s Contributing Misconduct. Any determination by the Committee or an Authorized Officer with respect to the foregoing shall be final, conclusive and binding on all interested parties. For any Participant who is an executive officer, the determination of the Committee or of the Authorized Officer shall be subject to the approval of the Board of Directors.
9. OUTSIDE DIRECTOR AWARDS
The number of Awards granted to each Outside Director in a fiscal year of the Corporation (“Outside Director Awards”) is limited, so that the grant date fair value of all Outside Director Awards granted by the Board of Directors combined with all cash-based compensation earned in the same fiscal year, may not exceed $1,250,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 11. The number of Shares subject to each Outside Director Award, or the formula pursuant to which such number shall be determined, the type or types of Awards included in the Outside Director Awards, the date of grant and the vesting, expiration and other terms applicable to such Outside Director Awards shall be specified from time to time by the Board of Directors, subject to the terms of this Plan, including the terms specified in Section 8. If the Board of Directors reasonably believes that an Outside Director has committed an act of misconduct as specified in Section 8(a)(v) or 8(b)(vi), the Board of Directors may suspend the Outside Director’s right to exercise any Stock Option or SAR and/or the vesting of any Restricted Stock or Restricted Stock Unit Award pending a determination of whether an act of misconduct has been committed. If the Board of Directors determines that an Outside Director has committed an act of misconduct, neither the Outside Director nor his or her estate shall be entitled to exercise any Stock Option or SAR whatsoever and shall forfeit any unvested Restricted Stock or Restricted Stock Unit Award.
10. OTHER PROVISIONS APPLICABLE TO AWARDS
(a)Transferability. Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution. The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as such may be amended from time to time, and (b) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided further, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance that does not qualify under this Section 10(a) shall be void and unenforceable against the Corporation.

C-7

(b)Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, on a U.S. generally accepted accounting principles (“GAAP”) or non-GAAP basis, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before one or more of interest, taxes, depreciation and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) gross margin, operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, or (v) customer satisfaction. The Committee may appropriately adjust any evaluation of performance under a Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any infrequently occurring or other unusual items, either under applicable accounting provisions or described in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year, and (vi) any other events as the Committee shall deem appropriate, if such adjustment is timely approved in connection with the establishment of Performance Criteria. Notwithstanding satisfaction of any completion of any Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, Restricted Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.
(c)Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be credited and/or payable to any Participant with respect to the Shares subject to any Award; provided, however, that in no event will dividends or dividend equivalents be credited or payable in respect of Stock Options or SARs. Notwithstanding the foregoing, dividends or dividend equivalents credited/payable in connection with an Award that is not yet vested shall be subject to the same restrictions and risk of forfeiture as the underlying Award and shall not be paid until the underlying Award vests.
(d)Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
(e)Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.
(f)Subsidiary Awards. In the case of a grant of an Award to any Participant employed by or providing services to a Subsidiary, such grant may, if the Committee so directs, be implemented by Intel issuing any subject Shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.

2023 PROXY STATEMENT	C-8

(g)Compensation Recovery. This provision applies to any policy adopted by any exchange on which the securities of the Corporation are listed pursuant to Section 10D of the Exchange Act. To the extent any such policy requires the repayment of incentive-based compensation received by a Participant, whether paid pursuant to an Award granted under this Plan or any other plan of incentive-based compensation maintained in the past or adopted in the future by the Corporation, by accepting an Award under this Plan, the Participant agrees to the repayment of such amounts to the extent required by such policy and applicable law.
11. ADJUSTMENT OF AND CHANGES IN THE COMMON STOCK
(a)The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Corporation or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Corporation of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase price per Share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.
(b)If the outstanding Shares or other securities of the Corporation, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization or any similar equity restructuring transaction (as that term is used in Accounting Standards Codification 718) affecting the Shares or other securities of the Corporation, the Committee shall equitably adjust the number and kind of Shares or other securities that are subject to this Plan and to the limits under Sections 6 and 9 and that are subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of Shares or other securities subject to such Awards without changing the aggregate exercise or settlement price, if any.
(c)No right to purchase fractional Shares shall result from any adjustment in Stock Options or SARs pursuant to this Section 11. In case of any such adjustment, the Shares subject to the Stock Option or SAR shall be rounded down to the nearest whole share.
(d)Any other provision hereof to the contrary notwithstanding (except Section 11(a)), in the event Intel is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by Intel (if Intel is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.
12. LISTING OR QUALIFICATION OF COMMON STOCK
In the event that the Committee determines in its discretion that the listing or qualification of the Shares available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, a Stock Option or SAR may not be exercised in whole or in part and a Restricted Stock or Restricted Stock Unit Award shall not vest or be settled unless such listing, qualification, consent or approval has been unconditionally obtained.
13. TERMINATION OR AMENDMENT OF THE PLAN
The Board of Directors may amend, alter or discontinue the Plan and the Board or the Committee may to the extent permitted by the Plan amend any agreement or other document evidencing an Award made under this Plan, provided, however, that the Corporation shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11) required to be submitted for stockholder approval by Nasdaq or that otherwise would:
(a)Increase the maximum number of Shares for which Awards may be granted under this Plan;
(b)Reduce the price at which Stock Options may be granted below the price provided for in Section 8(a);
(c)Reduce the option price of outstanding Stock Options;

C-9

(d)Extend the term of this Plan;
(e)Change the class of persons eligible to be Participants; or
(f)Increase the limits in Section 6(b).
In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Corporation, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
14. WITHHOLDING
To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise with respect to any Stock Option, SAR, Restricted Stock or Restricted Stock Unit Award, or any sale of Shares. The Corporation shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Corporation withhold a portion of the Shares of stock that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant.
15. GENERAL PROVISIONS
(a)No Right to Employment, Directorship, or Consultancy. Neither the Plan nor the grant of any Award nor any action by the Corporation, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to continue to be an employee, Outside Director, or Consultant of the Corporation or a Subsidiary. The Corporation and each Subsidiary expressly reserve the right to discharge, without liability but subject to his or her rights under this Plan, any Participant whenever in the sole discretion of the Corporation or a Subsidiary, as the case may be, it may determine to do so.
(b)Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
(c)Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.
(d)Third Party Administrator. In connection with a Participant’s participation in the Plan, the Corporation may use the services of a third party administrator, including a brokerage firm administrator, and the Corporation may provide this administrator with personal information about a Participant, including a Participant’s name, social security number and address, as well as the details of each Award, and this administrator may provide information to the Corporation concerning the exercise of a Participant’s rights and account data as it relates to Awards under the Plan.
16. NON-EXCLUSIVITY OF PLAN
Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options, stock appreciation rights, restricted stock or restricted stock units otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

2023 PROXY STATEMENT	C-10

17. COMPLIANCE WITH OTHER LAWS AND REGULATIONS
This Plan, the grant and exercise of Awards thereunder, and the obligation of the Corporation to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Corporation shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Corporation is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary or advisable for the lawful issuance and sale of any Shares hereunder, the Corporation shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Stock Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Stock Option is effective and current or the Corporation has determined that such registration is unnecessary.
18. LIABILITY OF CORPORATION
The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted hereunder.

C-11

Helpful Resources

Annual Meeting
Proxy and supplemental materials	www.proxyvote.com
Online voting for registered/beneficial holders	www.proxyvote.com
Webcast	www.virtualshareholdermeeting.com/Intel22
SEC website on proxy matters	www.sec.gov/spotlight/proxymatters
Electronic delivery of future proxy materials	www.proxyvote.com

Board of Directors
Intel Board	www.intc.com/board-and-governance/board-of-directors
Board Committees	www.intc.com/board-and-governance/board-committees
Audit & Finance Committee Charter	www.intc.com/board-and-governance/governance-documents
Compensation Committee Charter	www.intc.com/board-and-governance/governance-documents
Corporate Governance & Nominating Committee Charter	www.intc.com/board-and-governance/governance-documents
Board of Directors Charter of the Lead Director	www.intc.com/board-and-governance/governance-documents
M&A Committee Charter	www.intc.com/board-and-governance/governance-documents
Contact the Board	www.intc.com/board-and-governance/contact-the-board

Financial Reporting
Annual report	www.intc.com/filings-report/annual-reports
Filings and reports	www.intc.com/filings-reports

Intel
Corporate website	www.intel.com/content/www/us/en/homepage.html
Management Team	www.intc.com/about-intel/management-team
Investor Relations	www.intc.com/
ESG	www.intel.com/responsibility

Governance Documents
Certificate of Incorporation	www.intc.com/board-and-governance/governance-documents
Bylaws	www.intc.com/board-and-governance/governance-documents
Intel Code of Conduct	www.intc.com/board-and-governance/governance-documents
Corporate Governance Guidelines	www.intc.com/board-and-governance/governance-documents
Stock Ownership Guidelines (for Management and Board)	www.intc.com/board-and-governance/governance-documents

Acronyms Used
AI	Artificial Intelligence	IFS	Intel Foundry Services operating segment
ASIC	Application-specific integrated circuit	IIRC	International Integrated Reporting Council
CAGR	Compounded annual growth rate	ISG	Investor Stewardship Group
CPU	Processor or central processing unit	R&D	Research and development
EPS	Earnings per share	SASB	Sustainability Accounting Standards Board
ESG	Environmental, social, and governance	SEC	Securities and Exchange Commission
FPGA	Field-programmable gate array	STEM	Science, technology, engineering, and mathematics
GAAP	Generally Accepted Accounting Principles	TCFD	Task Force on Climate-Related Financial Disclosures
GPU	Graphics processing unit	TSR	Total shareholder return
GRI	Global Reporting Initiative	XPU	A term for processors that are designed for one of four major computing architectures: CPU, GPU, AI accelerator, and FPGA
IDM	Integrated device manufacturer, a semiconductor company that both designs and builds chips

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ATTN: INVESTOR RELATIONS
2200 MISSION COLLEGE BLVD.
SANTA CLARA, CA 95054

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com*** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 10, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/Intel23***

You may attend the Annual Stockholders' Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 10, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V03530-P86068-Z84278

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTEL CORPORATION

A. Proposals—The Board of Directors recommends a vote FOR all the nominees listed on Proposal 1, FOR Management Proposals 2, 3, and 4, and for 1 YEAR on Management Proposal 5.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Patrick P. Gelsinger	☐	☐	☐
1b. James J. Goetz	☐	☐	☐
1c. Andrea J. Goldsmith	☐	☐	☐
1d. Alyssa H. Henry	☐	☐	☐
1e. Omar Ishrak	☐	☐	☐
1f. Risa Lavizzo-Mourey	☐	☐	☐
1g. Tsu-Jae King Liu	☐	☐	☐
1h. Barbara G. Novick	☐	☐	☐
1i. Gregory D. Smith	☐	☐	☐
1j. Lip-Bu Tan	☐	☐	☐
1k. Dion J. Weisler	☐	☐	☐
1l. Frank D. Yeary	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Advisory vote on the frequency of holding future advisory votes to approve executive compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 6 and 7.	**For**	**Against**	**Abstain**
6. Stockholder proposal requesting an executive stock retention period policy and reporting, if properly presented at the meeting.	☐	☐	☐
7. Stockholder proposal requesting commission and publication of a third party review of Intel's China business ESG congruence, if properly presented at the meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

B. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V03531-P86068-Z84278

Proxy – Intel Corporation

Notice of 2023 Annual Stockholders' Meeting

May 11, 2023, 9:00 a.m. Pacific Time

Via the Internet at *www.virtualshareholdermeeting.com/Intel23*

Proxy Solicited by Board of Directors for Annual Meeting - May 11, 2023

Frank D. Yeary, Patrick P. Gelsinger, April Miller Boise, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Stockholders' Meeting of Intel Corporation to be held on May 11, 2023 or at any postponement or adjournment thereof.

If this proxy is properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR all the nominees listed on Proposal 1, FOR Proposals 2, 3, and 4, for 1 YEAR on Proposal 5, and AGAINST Proposals 6 and 7.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

(Proposals to be voted appear on reverse side.)